Exhibit 10(i)


                           THE NATIONAL GRID COMPANY PLC



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                   CONNECTION AND USE OF SYSTEM DOCUMENTATION

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                              DATED 30TH MARCH 1990
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                        THE NATIONAL GRID COMPANY PLC                 (1)

                                       and

                                      OTHERS                          (2)



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                                     MASTER

                     CONNECTION AND USE OF SYSTEM AGREEMENT

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                                    CONTENTS
                                    --------




Master Agreement
Schedule 1     -     NGC/Users' Details
Schedule 2     -     Definitions
Schedule 3     -     Accession Agreement
Schedule 4     -     Transmission Users Group
Schedule 5     -     Reactive Power Market and Default
                     Payment Arrangements

Exhibit 1      -     Supplemental Agreement Type 1
Exhibit 2      -     Supplemental Agreement Type 2
Exhibit 3      -     Supplemental Agreement Type 3
Exhibit 4      -     Supplemental Agreement Type 4
Exhibit 5      -     Supplemental Agreement Type 5
Exhibit 6      -     Supplemental Agreement Type 6
Exhibit 7      -     Connection Application
Exhibit 8      -     Connection Offer
Exhibit 9      -     Use of System Application (Generators)
Exhibit 10     -     Use of System Application (Suppliers)
Exhibit 11     -     Modification Application
Exhibit 12     -     Modification Offer
Exhibit 13     -     Modification Notification
Exhibit 14     -     Ancillary Services Agreement
Exhibit 15     -     Interface Agreement Type 1 (Generators)
Exhibit 16     -     Interface Agreement Type 2 (Suppliers)
Exhibit 17     -     Interface Agreement Type 3 (Suppliers - Licence)



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                                MASTER AGREEMENT
                                ----------------
                                    CONTENTS
                                    --------


Clause      Title                                                       Page
- ------      -----                                                       ----
1.          Interpretation and Construction                                2
2.          Supplemental Agreements                                        3
3.          Ancillary Services                                             7
4.          Interface Agreement                                            7
5.          Nuclear Installations                                          8
6.          Principles of Ownership                                       10
7.          Metering                                                      11
8.          Ngc Obligations                                               12
9.          Compliance with the Grid Code/Distribution Code               12
10.         Modifications                                                 14
11.         New Connection Sites                                          16
12.         General Provisions Concerning Modifications and
            New Connection Sites                                          16
13.         Additional Parties                                            18
14.         Payment                                                       19
15.         Limitation of Liability                                       21
16.         Duration and Termination                                      24
17.         Events of Default/Deenergisation                              24
18.         Transfer and Subcontracting                                   26
19.         Confidentiality                                               28
20.         Intellectual Property                                         35
21.         Force Majeure                                                 35
22.         Waiver                                                        37
23.         Notices                                                       37
24.         Counterparts                                                  38
25.         Variations                                                    38
26.         Dispute Resolution                                            39
27.         Jurisdiction                                                  42
28.         Governing Law                                                 42
29.         Severance of Terms                                            43
30.         Language                                                      43

THIS MASTER AGREEMENT is made the 30th day of March 1990 and becomes effective on the 31st day of March 1990 BETWEEN:

(1) THE NATIONAL GRID COMPANY PLC a company registered in England with number 2366977 whose registered office is at National Grid House, Sumner Street, London SEI 9JU ("NGC", which expression shall include its successors and/or permitted assigns) and whose address, telex and facsimile numbers for notices are set out in Schedule 1; and

(2) THE PERSONS whose names, registered numbers, registered offices, and addresses, telex and facsimile numbers for notices are set out in Schedule 1 (each a "User", which expression shall include its successors and/or permitted assigns)

WHEREAS:

      This Master Agreement has the following principal purposes:

      (i) to establish contractual framework between NGC and all Users pursuant to which Supplemental Agreements will from time to time be made which will provide for, amongst other things:

            (a) connection of a User's Equipment at a Connection Site to the NGC Transmission System;

            (b) the use by a User of the NGC Transmission System in connection with the generation and/or transmission of electricity;

            (c) the payment to NGC of Connection Charges and/or Use of System Charges; and

      (ii)  to provide for the enforcement of the Grid Code.
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NOW IT IS HEREBY AGREED AS FOLLOWS:

1.    INTERPRETATION AND CONSTRUCTION

1.1 In this Agreement and in each Supplemental Agreement the words and expressions defined in Schedule 2 shall, unless the subject matter or context otherwise requires or is inconsistent therewith, apply.

1.2 In the event of any inconsistency between the provisions of any Supplemental Agreement and this Agreement, the provisions of the Supplemental Agreement shall prevail in relation to the Connection Site which is the subject thereof to the extent that the rights and obligations of Users not party to that Supplemental Agreement are not affected.

1.3 If in order to comply with any obligation in this Agreement or any Supplemental Agreement any Party is under a duty to obtain the consent or approval (including any statutory licence or permission) ("the Consent") of a third party (or the consent of another Party to this Agreement) such obligation shall be deemed to be subject to the obtaining of such Consent which the Party requiring the consent shall use its reasonable endeavors to obtain including (if there are reasonable grounds therefor) pursuing any appeal in order to obtain such Consent.

      1.3.1. If such Consent is required from any Party to this Agreement then such Party shall grant such Consent unless it is unable to do so or it would be unlawful for it to do so provided that such grant by such Party may be made subject to such reasonable conditions as such Party shall reasonably determine.

      1.3.2. For the avoidance of doubt if the Party who is under a duty to obtain such Consent fails to obtain such Consent having complied with this Clause 1.3 the obligation on that Party (in relation to which such Consent is required) shall cease.


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1.4   In this Agreement:

      (i) unless the context otherwise requires all references to a particular Clause, Sub-Clause, paragraph, Schedule or Exhibit shall be a reference to that Clause, Sub-Clause, paragraph, Schedule or Exhibit in or to this Agreement and all references to a particular Appendix shall be a reference to that Appendix to a Supplemental Agreement;

      (ii) a table of Contents and headings are inserted for convenience only and shall be ignored in construing this Agreement or a Supplemental Agreement, as the case may be;

      (iii) references to the words "include" or "including" are to be construed without limitation to the generality of the preceding words;

      (iv) unless the context otherwise requires any reference to an Act of Parliament or any Part or Section or other provision of or Schedule to an Act of Parliament shall be construed, at the particular time, as including a reference to any modification, extension or re-enactment thereof then in force and to all instruments, orders or regulations then in force and made under or deriving validity from the relevant Act of Parliament; and

      (v) references to the masculine shall include the feminine and references in the singular shall include the plural and vice versa and words denoting persons shall include any individual, partnership, firm, company, corporation, joint venture, trust, association, organisation or other entity, in each case whether or not having separate legal personality.

2.    SUPPLEMENTAL AGREEMENTS

2.1 Exhibits 1 to 6 to this Master Agreement contain the forms of agreements contemplated to be entered into pursuant to this Clause, being:


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      Exhibit 1

      Supplemental Agreement "Type 1", in respect of Connection Sites of Users which are in existence and Commissioned at the Transfer Date;

      Exhibit 2

      Supplemental Agreement "Type 2", in respect of New Connection Sites of Users which have not been Commissioned at the Transfer Date;

      Exhibit 3

      Supplemental Agreement "Type 3", for Generators with Embedded Generating Plant or with Embedded Small dependent Generating Plant and who are acting in that capacity and who are passing power onto a Distribution System through a connection with a Distribution System Commissioned at the Transfer Date;

      Exhibit 4

      Supplemental Agreement "Type 4", for Generators with Embedded Generating Plant or with Embedded Small Independent Generating Plant and who are acting in that capacity and who are passing power on to a Distribution System through a connection with a Distribution System which has not been Commissioned at the Transfer Date;

      Exhibit 5

      Supplemental Agreement "Type 5", for Second Tier Suppliers acting in that capacity taking Energy through any Grid Supply Point and through a Distribution System owned or operated by any other persons; and

      Exhibit 6

      Supplemental Agreement "Type 6", for Generators with Minor Independent Generating Plant which is Embedded and who are acting in that capacity and who are Pool members.

2.2 The Supplemental Agreements which are to be entered into between NGC and Users who are parties to this Master Agreement as at the Transfer Date, and


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      which are in respect of Connection Sites existing as at the Transfer Date, shall be in or substantially in the relevant exhibited form of Supplemental Agreement unless the parties thereto agree otherwise.

2.3 Any Supplemental Agreements which are entered into between NGC and Users who are parties to this Master Agreement as at the Transfer Date, but in respect of New Connection Sites, shall be in or substantially in the relevant exhibited form of Supplemental Agreement unless the parties thereto agree otherwise.

2.4 All other Supplemental Agreements shall be in such form as may be agreed between NGC and each User.

2.5   Obligations of Users who own or operate Distribution Systems

      2.5.1. Any User who owns or operates a Distribution System shall not Energise the connection between any Generating Plant or Small Independent Generating Plant or Minor Independent Generating Plant and its Distribution System nor permit the use of its Distribution System by the same until the person owning or operating the plant has where required completed the Use of System Application (Generators) and has entered into a Supplemental Agreement in the appropriate form (if any) with NGC and (if such person is not already a party to this Master Agreement) has where required entered into an Accession Agreement with NGC pursuant to Clause 13.

      2.5.2. Any User who owns or operates a Distribution System shall not Energise the connection between any Customer of another Authorised Electricity Operator connected to such Distribution System if the Demand (Active Power) being supplied to such Customer is being purchased by such Authorised Electricity Operator pursuant to the Pooling and Settlement Agreement unless such Authorised Electricity Operator has first completed the Use of System Application (Suppliers) and has entered into a Supplemental Agreement in the appropriate form with NGC and


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            has notified NGC of the details relevant to such Customer to be notified to NGC pursuant to such Supplemental Agreement and (if the Authorised Electricity Operator is not already a party to this Agreement) has entered into an Accession Agreement with NGC pursuant to Clause 13.

     2.5.3. NGC shall notify the relevant owner or operator of the Distribution System in writing as soon as the conditions set out in Sub-Clause
            2.5.1 and Sub-Clause 2.5.2 have been satisfied in any particular case together with, if appropriate, a copy of Appendix A of Supplemental Agreement Type 5. NGC undertakes to each Party that, for so long as it is the case, NGC shall from time to time forthwith upon receipt of any written request from that Party to do so, confirm in writing to any person specified in such request that that Party is a party to this Agreement and any Supplemental Agreement specified in such request.

     2.5.4. Each owner or operator of a Distribution System shall Deenergise the connection equipment of any such User the subject of Sub-Clause
            2.5.1 or Customer the subject of Sub-Clause 2.5.2 as soon as reasonably practicable following the instruction of NGC in accordance with the terms of this Agreement. NGC shall reimburse such owner or operator any expense incurred in relation to such act of Deenergisation, if any, and shall indemnify such owner or operator against any liability, loss or damage suffered by it as a result of such Deenergisation. Details of any circumstances likely to lead to such a Deenergisation shall be notified promptly by NGC to the said owner or operator. The owner or operator of a Distribution System shall promptly notify NGC when the connection equipment of any User or Customer the subject of Sub-Clauses 2.5.1 or 2.5.2 is Deenergised or Disconnected from its


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            Distribution System or ceases to use its Distribution System as the case may be following the instruction of NGC in accordance with the terms of this Agreement.

2.6 Each and every Supplemental Agreement entered into by a User and in force from time to time will constitute a separate agreement governed by the terms of this Master Agreement and will be read and construed accordingly. For the avoidance of doubt no User shall enjoy any rights nor incur any obligations against any other User pursuant to the terms of any Supplemental Agreement.

2.7 Each and every User connected to or using the NGC Transmission System shall be a Pool Member except for Non-Embedded Customers being supplied by a Pool Member.

3.    ANCILLARY SERVICES

3.1 NGC and each User agree that any Ancillary Services agreement in respect of any Ancillary Services to be provided by the User at or from a Connection Site or New Connection Site or a Site where an Embedded User is connected to a Distribution System shall be in a form to be agreed between them but based substantially on the form set out in Exhibit 14.

4.    INTERFACE AGREEMENT

4.1 NGC and each User undertake to enter into an Interface Agreement with each other in a form to be agreed between them but based substantially on the forms set out in Exhibits 15, 16 and 17 as appropriate in relation to Connection Site(s) and New Connection Site(s) where Interface Agreement(s) is/are required pursuant to the applicable Supplemental Agreement or otherwise.


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5.    NUCLEAR INSTALLATIONS

5.1 Save as provided in Sub-Clause 5.2 below notwithstanding anything to the contrary contained in this Agreement (but subject to the following proviso), in circumstances affecting a generator or nuclear electricity (a "Nuclear Generator") in which:

      (a) a breach of any of the matters specified in Sub-Clause 5.4 below may be reasonably anticipated; and

      (b) there is no defense (other than that provided for under this Sub-Clause) available to the Nuclear Generator in respect of the breach referred to in Sub-Clause 5.1(a);

      the Nuclear Generator shall be entitled to take any action or refrain from taking any action which is reasonably necessary in order to avert the breach referred to in Sub-Clause 5.1(a) and each and every provision of this Agreement shall be read and construed subject to this Clause, Provided that the Nuclear Generator shall:

      (i) make reasonable efforts to verify the factors that it takes into account in its assessment of the circumstances and anticipated breach referred to above; and

      (ii) use its best endeavors to comply with the relevant provision in a manner which will not cause the Nuclear Generator to breach any of the matters specified in Sub-Clause 5.4 below.

5.2 Sub-Clauses 5.1 and 5.3 shall not apply in relation to the provisions of SDC1, SDC2 and SDC3 of the Grid Code which will apply with full force and effect notwithstanding the occurrence of the circumstances referred to in Sub-Clause 5.1(a) (including those provisions specified in Sub-Clause 5.4 which relate to Safety of Personnel and Plant).

5.3 Save as provided in Sub-Clause 5.2 above notwithstanding anything this Agreement, the Nuclear Generator shall be entitled upon giving reasonable notice


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      to all affected Parties to require any Party to take any reasonable and proper action whatsoever to the extent necessary in order to comply with (or avert an anticipated breach of) any of the matters specified in Sub-Clause 5.4 below.

5.4 The matters referred to in Sub-Clauses 5.1 and 5.3 above are any covenant, agreement, restriction, stipulation, instruction, provision, condition or notice contained, or referred to, in a licence for the time being in force, granted in accordance with the Notice Installation Act 1965 (or legislation amending, replacing or modifying the same) or any consent, or approval issued, or to take effect from time to time under such licence, any emergency arrangements, operating rules or other matters from time to time, under such licence, any emergency arrangements, operating rules or other matters from time to time approved by the relevant authority under, or pursuant to, any such agreements, restrictions, stipulations, instructions, provisions, conditions or notices.

5.5 The Nuclear Generator shall indemnify and keep indemnified any Party for any loss, damage, costs and expenses incurred by that Party as a consequence of any action of that Party pursuant to Sub-Clause 5.3 (to the extent that the action was not required by any licence or agreement binding on that Party).

5.6 Notwithstanding the fact that any action or inaction allowed by Clause 5.1 above does not constitute a breach of this Agreement or an Event of Default under Clause 17 below, the Nuclear Generator shall be liable to the other Parties to this Agreement for any loss, claims, costs, liabilities and expenses arising from such action or inaction to the extent only that such loss, claims, costs, liabilities and expenses (had it arisen as a result of a breach of this Agreement) would not have been limited or excluded under the provisions of Clause 15 below.


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6.    PRINCIPLES OF OWNERSHIP

6.1   Ownership - electrical boundaries

      Subject to the Transfer Scheme or any contrary agreement in this Agreement, any Supplemental Agreement or elsewhere the division of ownership of Plant and Apparatus shall be at the electrical boundary, such boundary to be determined in accordance with the following principles:

      (i) In relation to Plant and Apparatus located between the NGC Transmission System and a Power Station, the electrical boundary is at the busbar clamp on the busbar side of the busbar isolators on Generators and Power Station transformer circuits;

      (ii) save as specified in Clause 6.1(iii) below, in relation to Plant and Apparatus located between the NGC Transmission System and a Distribution System, the electrical boundary is at the busbar clamp in the busbar side of the Distribution System voltage busbar selector isolator(s) of the NGC Transmission System circuit or, if a conventional busbar does not exist, an equivalent isolator. If no isolator exists an agreed bolted connection at or adjacent to the tee point shall be deemed to be an isolator for these purposes;

      (iii) in relation to Plant and Apparatus located between the NGC Transmission System and a Distribution System and owned by NGC but designed for a voltage of 132KV or below, the electrical boundary is at the busbar clamp on the busbar side of the busbar selector isolator on the Distribution System circuit or, if a conventional busbar does not exist, an equivalent isolator. If no isolator exists, an agreed bolted connection at or adjacent to the tee point shall be deemed to be an isolator for these purposes; and

      (iv) in the case of a metal clad switchgear bay the electrical boundary will be the equivalent of those specified in this Clause 6.1 save that:


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            (a)   for rack out switchgear, the electrical boundary will be at the busbar shutters;

            (b) for SF6 switchgear, the electrical boundary will be at the gas zone separators on the busbar side of the busbar selection devices.

6.2 If a User wants to use transformers of specialised design for unusual load characteristics at the electrical boundary, NGC shall own such transformers but the User shall pay NGC for the proper and reasonable additional cost thereof as identified by NGC in the Offer covering such transformers. In this Sub-Clause 6.2 "unusual load characteristics" means loads which have characteristics which are significantly different from those of the normal range of domestic, commercial and industrial loads (including loads which vary considerably in duration or magnitude).

6.3 For the avoidance of doubt nothing in this Clause 6 shall effect any transfer of ownership in any Plant or Apparatus.

7.    METERING

7.1 Each User consents to NGC having access to and copies of all meter readings taken from Energy Metering Equipment pursuant to the Pooling and Settlement Agreement in any Financial Year for the purposes of calculating Connection Charges and Use of System Charges due from Users or for the purpose of operating the NGC Transmission System. Such access and copies shall be obtained from the Settlement System Administrator appointed under the Pooling and Settlement Agreement from time to time provided always that if the Settlement System Administrator fails to provide such access and copies at NGC's request the User shall supply any such meter readings in the possession of the User direct to NGC.


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

7.2 The relationship between the Parties hereto with respect to Energy Metering Equipment shall be regulated by Part XV of the Pooling and Settlement Agreement.

7.3 In respect of Operational Metering Equipment owned by the Party and in respect of which access and rights to deal with such Operational Metering Equipment are not set down in any other document the Parties shall grant each other such access and the rights as are reasonably necessary to enable them to perform their obligations under this Agreement and the Grid Code upon presentation of a suitable indemnity and the Parties shall take such action as may be necessary to regularise the position forthwith thereafter.

8.    NGC OBLIGATIONS

8.1 NGC agrees with each User to make available, plan, develop, operate and maintain the NGC Transmission System in accordance with the NGC Transmission Licence and with the Grid Code subject to any Derogations from time to time.

9.    COMPLIANCE WITH THE GRID CODE/DISTRIBUTION CODE

9.1 Subject to Sub-Clause 9.3 each Party agrees with each other Party to be bound by and to comply in all respects with the provisions of the Grid Code in so far as applicable to that Party.

9.2 Subject to Sub-Clause 9.3 each Party agrees with each other Party to be bound by and to comply in all respects with the provisions of the relevant Distribution Code(s) in so far as applicable to that Party except as may be otherwise provided in any agreement for connection to a Distribution System.

9.3 Neither NGC nor a User need comply with the Grid Code or any relevant Distribution Code(s) to the extent (if any) that:


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      (i)   either the Director has issued directions relieving NGC or that User from the obligation under its respective licence to comply with the Licence Standards, the Grid code or any relevant Distribution
            Code(s) in respect of such parts of the Grid Code or any relevant Distribution Code(s) respectively as may be specified in those directions or to the extent that NGC and a User which does not have a Licence under the Act can and have so agreed in any Supplemental Agreement in relation to any Connection Site or New Connection Site and/or Derogated Plant; or

      (ii) (in the case of a User) the Grid Code relates to the provision by that User of any Ancillary Services unless there is an Ancillary Services Agreement in force between that User and NGC for the payment by NGC for such Ancillary Services; or

      (iii) (in the case of NGC) the Grid Code imposes any obligation on NGC to make available Additional Scheduling Data (as defined in the Grid code) before 31st December 1990.

9.4 In this Sub-Clause 9.4 the following expressions shall bear the following meanings:

      "Required Standard"       In relation to an item of Derogated Plant, the
                                respective standard required of that item (which shall not exceed that required by the Grid code or the Licence Standards, as the case may be) as specified in or pursuant to the relevant
                                Derogation;

      "Back Stop Date"          in relation to an item of Derogated Plant, the
                                date by which it is to attain its Required
                                Standard, as specified in or pursuant to the relevant Derogation.


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

      Each User undertakes to NGC and NGC undertakes to each User to use all reasonable endeavours to carry out such works as are necessary to ensure that each item of Derogated Plant owned or operated by that User or NGC (as appropriate) is brought up to the Required Standard applicable to it no later than the Back Stop Date applicable to it.

9.5 The terms and provisions of the Fuel Security Code shall prevail to the extent that they are inconsistent with the Grid code or any Distribution code and the Parties' obligations under this Agreement shall be construed accordingly.

10.   MODIFICATIONS

10.1 No modification may be made by or on behalf of a User or NGC otherwise than in accordance with the provisions of this Clause 10.

10.2  Modifications Proposed by Users

      10.2.1. If a User wishes to make a Modification it shall complete and submit to NGC a Modification Application and comply with the terms thereof.

      10.2.2. NGC shall make the Modification Offer to that User as soon as practicable and (save where the Director consents to a longer period) any event not more than 3 months after receipt by NGC of the Modification Application. The Modification Offer shall include details of any variations NGC proposes to make to the Supplemental Agreement which applies to the Connection Site in question. During such period NGC and the User concerned shall discuss in good faith the implications of the proposed Modifications.

      10.2.3. The Modification Offer shall remain open for acceptance for 3 months from the date of its receipt by that User unless either that User or NGC makes an application to the Director under Condition 10C of the NGC Transmission Licence, in which event the Modification Offer shall


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               remain open for acceptance by that User until the date 14 days after any determination by the Director pursuant to such application.

      10.2.4. If the Modification Offer is accepted by that User the Supplemental Agreement relating to the Connection Site in question shall be varied to reflect the terms of the Modification Offer and the Modification shall proceed according to the terms of the Supplemental Agreement as so varied.

10.3  Modifications proposed by NGC

      10.3.1. If NGC wishes to make a Modification to the NGC Transmission System, NGC shall complete and submit to each User a Modification Notification and shall complete and submit to each User a Modification Notification and shall advise each User of any works which NGC reasonably believes that User may have to carry out as a result.

      10.3.2. Any User which considers that it shall be required to make a Modification (an "Affected User Modification") as a result of the Modification proposed by NGC (an "Affected User") may as soon as practicable after receipt of the Modification Notification and (save where the Director consents to a longer period) within the period stated therein (which shall be sufficient to enable the User to assess the implications of the proposed Modification and in any event shall not be less than 3 months) may make an application to the Director under Condition 10C of the Transmission Licence.

      10.3.3. As soon as practicable after the receipt of the Modification Notification or, if an application to the Director has been made, the determination by the Director, and in any event within two months thereof, each Affected User shall complete and submit a Modification Application to NGC and


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               comply with the terms thereof. No fee shall be payable by any
               User to NGC in respect of any such Modification Application.

      10.3.4. Once a Modification Application has been made by a User pursuant to Sub-Clause 10.3.2 the provisions of Sub-Clauses 10.2.2, 10,2.3 and 10.2.4 shall thereafter apply.

11.   NEW CONNECTION SITES

11.1 If a User wishes to connect a New Connection Site it shall complete and submit to NGC a Connection Application and comply with the terms thereof.

11.2 Without prejudice to Condition 10B4 of the NGC Transmission Licence NGC shall make a Connection Offer to that User as soon as practicable after receipt of the Connection Application and (save where the Director consents to a longer period) in any event not more than 3 months after receipt by NGC of the Connection Application.

11.3 The Connection Offer shall remain open for acceptance for 3 months from its receipt by that User unless either that User or NGC makes an application to the Director under Condition 10C of the NGC Transmission Licence, in which event the Connection Offer shall remain open for acceptance until the date 14 days after any determination by the Director pursuant to such application.

11.4 If the Connection Offer is accepted by that User the connection shall proceed according to the terms of the Supplemental Agreement entered into consequent upon acceptance of the Offer.

12.   GENERAL PROVISIONS CONCERNING MODIFICATIONS AND NEW CONNECTION SITES

12.1 Subject to the payment of its Reasonable Charges, if any, as provided for in this Sub-Clause NGC undertakes to each User to provide all advice and assistance reasonably requested by that User to enable that User adequately to assess the


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      implications (including the feasibility) of making a Modification to the
      User's Equipment or the User's System (whether such Modification is to be made at the request of NGC or of the User) or of constructing a New Connection Site (including adequately assessing the feasibility of making any Connection Application or considering the terms of any Connection Offer). If the proposed Modification by the User is or may be required as a result of a Modification proposed by NGC then NGC shall provide such advice and assistance free of charge. If the proposed Modification is or may be proposed by the User or if the advice and assistance is in respect of a New connection Site NGC may charge the User Reasonable charges for such advice and assistance. The provisions of such advice and assistance shall be subject to any confidentiality obligations binding on NGC and that User.

12.2 When giving such advice and assistance NGC shall comply with Good Industry Practice.

12.3 NGC shall have no obligation to compensate any User (the "First User") for the cost or expense of any Modification required to be made by any User as a result of any NGC Modification under Sub-Clause 10.3.1. Where such NGC Modification is made as a result of the construction of a New Connection Site or a Modification for another User (the "Other User"), the Other User shall compensate the First User for the reasonable and proper cost and expense of any Modifications required to be made by the First User as a result of that NGC Modification. Such compensation shall be paid to the First User by the Other User within thirty days of production to the Other User of a receipted invoice (together with a detailed breakdown of such reasonable costs and expenses) for the expenditure which has been incurred by the First User.

12.4 Modification Offers and Connection Offers conditional Upon other Modification Offers and Connection Offers

      If at the time of making any Offer or Modification Offer or Connection Offer to a User ("the Second Offer") there is an outstanding Modification Offer(s) or Connection Offer(s) to another User(s) ("the First Offer") which if accepted would affect the terms of the Second Offer NGC shall at the time of making the Second Offer

      (i) inform the recipient(s) of both the First Offer(s) and Second Offer(s) in writing that there is another Offer outstanding which might affect them; and

      (ii) be entitled to make the First Offer(s) and Second Offer(s) conditional upon other outstanding Offers not having been or being accepted; and

      (iii) be entitled to vary the terms of either Offer if the other Offer is accepted first on the same procedures as those set out in Clauses
            10.2.2 to 10.2.4 or 11.2 to 11.4 inclusive as the case may be.

13.   ADDITIONAL PARTIES

13.1 The Parties shall admit as an additional party to this Master Agreement any person who accepts a Connection Offer from NGC or any new Embedded User (the "New Party") and who is not at the time already a Party. Such admission shall take effect by way of Accession Agreement prepared by NGC at the expense and cost of the New Party and to be executed by NGC for itself and on behalf of all other Parties. Upon execution of the Accession Agreement by NGC and the New Party and subject to the terms and conditions of that Accession Agreement, the New Party shall become a Party for all purposes of this Agreement.

13.2 Each Party hereby authorises and instructs NGC to sign any such Accession Agreement on its behalf and undertakes not to withdraw, qualify or revoke any such authority or instruction at any time.

13.3 NGC shall promptly notify all Parties in writing that the New Party has become a Party.

14.   PAYMENT

14.1 NGC will invoice Users for Connection Charges and/or Use of System Charges due under each Supplemental Agreement in the following manner:

      (i) in the case of recurrent monthly charges other than the Energy related charges identified in Appendix D to the relevant Supplemental Agreement NGC shall despatch an invoice on or before the 15th day of the month for the charges due in relation to that month;

      (ii) in the case of the Energy related recurrent monthly charges identified in Appendix D to the relaxant Supplemental Agreement NGC shall despatch an invoice on or before the 1st day of a month covering the charge due in relation to the period expiring on the 15th day of the preceding month and commencing on the 16th day of the month before that;

      (iii) unless otherwise specified in this Agreement where charges are payable other than monthly NGC shall despatch an invoice not less than 30 days prior to the due date for payment specified in the relevant Appendix to the Supplemental Agreement.

14.2  Payment

      Users shall pay NGC Connection Charges and/or Use of System Charges due under each Supplemental Agreement in the following manner:

      (i) in the case of recurrent monthly charges on the 15th day of the month in which NGC's invoice therefor was despatched (if despatched on the first day of that month) or, in all other cases, on the 15th day of the month following the month in which NGC's invoice therefor was despatched unless, in any such case, the said date is not a Business Day in which case payment shall be made on the next business Day;

      (ii) unless otherwise specified in this Agreement where charges are payable other than monthly within 30 days of the date of NGC's invoice therefor.

14.3 All payments hereunder shall be made by the variable direct debit method or such other form of bankers automated payment as shall be approved by NGC to the account number, bank and branch specified by NGC in Schedule 1 or in the case of sums payable to a User the account number, bank and branch of the User set out in Schedule 1 (or such other account and/or bank as NGC or a User may from time to time notify in writing to the other).

14.4 If any Party fails to pay on the due date any amount properly due under this Agreement such Party shall pay to the Party to whom such amount is due interest on such overdue amount from and including the date of such failure to (but excluding) the date of actual payment (as well after as before judgement) at the rate of 4% over Barclays Bank PLC base rate for the time being and from time to time interest shall accrue from day to day.

14.5 All sums payable by one Party to the other pursuant to this Agreement whether of charges, interest or otherwise shall (except to the extent otherwise required by law) be paid in full, free and clear of and without deduction set off or deferment in respect of such sums the subject of any disputes or claims whatsoever save for sums the subject of a final award or judgement (after exhaustion of all appeals if this opportunity is taken) or which by agreement between NGC and those Parties may be so deducted or set-off.

14.6 All amounts specified hereunder or under any Supplemental Agreement shall be exclusive of any Value Added Tax or other similar tax.

14.7 If upon the request of any User the Director determines that the NGC Connection Charges and/or Use of System Charges payable by that User (including any variations thereof) have not been calculated strictly in accordance with the terms of the statements prepared for the purposes of Condition 10 of the NGC Transmission Licence (setting out the basis upon which the charges for use of system and for connection to the NGC Transmission System will be made) NGC shall pay to such User an amount in respect of each charging period equal to the amount (if any) by which the User has been overcharged as a result, together with interest thereon from the date upon which such charges were paid until the date of payment of such interest. Such interest shall accrue from day to day at the rate specified in Sub-Clause 14.4.

15.   LIMITATION OF LIABILITY

15.1 Subject to Sub-Clauses 15.5, 2.5.4 and 5.5 and any liquidated damages provisions of any supplemental Agreement and the payment adjustment provisions of the relevant Ancillary Services Agreement and save where any provision of this Agreement provides for an indemnity each Party agrees and acknowledges that no Party (the "Party Liable") nor any of its officers, employees or agents shall be liable to any of the other Parties for loss arising from any breach of this Agreement other than for loss directly resulting from such breach and which at the date hereof was reasonably foreseeable as not unlikely to occur in the ordinary course of events from such breach in respect of:

      15.1.1. physical damage to the property of any of the other Parties, or its or their respective officers, employees or agents; and/or

      15.1.2. the liability of any such other Party to any other person for loss in respect of physical damage to the property of any other person.

15.2 Nothing in this Agreement shall exclude or limit the liability of the Party Liable for death or personal injury resulting from the negligence of the Party Liable or any of its officers, employees or agents and the Party Liable shall indemnify and keep indemnified each of the other Parties, its officers, employees or agents, from and against all such and any loss or liability which any such other Party may suffer or incur by reason of any claim on account of death or personal injury resulting from the negligence of the Party Liable or any of its officers employees or agents.

15.3 Subject to Sub-Clauses 15.5, 2.5.4 and 5.5 and any liquidated damages provision of any Supplemental Agreement and save where any provision of this Agreement provides for an indemnity, neither the Party Liable nor any of its officers, employees or agents shall in any circumstances whatsoever be liable to any of the other Parties for:

      15.3.1. any loss of profit, loss of revenue, loss of use, loss of contract or loss of goodwill; or

      15.3.2.  any indirect or consequential loss; or

      15.3.3. loss resulting from the liability of any other Party to any other person howsoever and whensoever arising save as provided in Sub-Clauses 15.1.2 and 15.2.

15.4 The rights and remedies provided by this Agreement to the Parties are exclusive and not cumulative and exclude and are in place of all substantive (but not procedural) rights or remedies express or implied and provided by common law or statute in respect of the subject matter of this Agreement, including without limitation any rights any Party may possess in tort which shall include actions brought in negligence and/or nuisance. Accordingly, each of the Parties hereby waives to the fullest extent possible all such rights and remedies provided by common law or statute, and releases a Party which is liable to another (or others), its officers, employees and agents to the same extent from all duties, liabilities, responsibilities or obligations provided by common law or statute in respect of the matters dealt with in this Agreement and undertakes not to enforce any of the same except as expressly provided herein.

15.5 Save as otherwise expressly provided in this Agreement, this Clause 15 insofar as it excludes or limits liability shall override any other provision in this Agreement provided that nothing in this Clause 15 shall exclude or restrict or otherwise prejudice or affect any of:

      15.5.1. the rights, powers, duties and obligations of any Party which are conferred or created by the Act, the Licence or the Regulations; or

      15.5.2. the rights, powers, duties and obligations of the Director or the Secretary of State under the Act, any Licence or otherwise howsoever.

15.6  Each of the Sub-Clauses of this Clause 15 shall:

      15.6.1. be construed as a separate and severable contract term, and if one or more of such Sub-Clauses is held to be invalid, unlawful or otherwise unenforceable the other or others of such Sub-Clauses shall remain in full force and effect and shall continue to bind the Parties; and

      15.6.2.  survive termination of this Agreement.

15.7 Each Party acknowledges and agrees that each of the other Parties holds the benefit of Sub-Clauses 15.1 and 15.2 and 15.3 above for itself and as trustee and agent for its officers, employees and agents.

15.8 Each Party acknowledges and agrees that the provisions of this Clause 15 have been the subject of discussion and negotiation and are fair and reasonable having regard to the circumstances as at the date hereof.

15.9 For the avoidance of doubt, nothing in this Clause 15 shall prevent or restrict any Party enforcing any obligation (including suing for a debt) owned to it under or pursuant to this Agreement.

16.   DURATION AND TERMINATION

16.1 This Agreement shall continue in relation to each User until terminated in accordance with this Clause 16 or pursuant to Clause 17.

16.2 A User shall automatically cease to be a Party to this Agreement upon termination of all Supplemental Agreements entered into by that User.

16.3 Termination or expiry of a particular Supplemental Agreement shall not of itself, cause the relevant User to cease to be a Party to this Agreement.

16.4 Termination or a person ceasing to be a Party to this Agreement shall not affect any rights or obligations of any Party which may have accrued to the date of termination or expiry and shall not affect any continuing obligations of any Party under this Agreement.

16.5 Following termination of this Agreement Clause 19 shall remain in full force and effect.

17.   EVENTS OF DEFAULT/DEENERGISATION

17.1  It shall be an event of default if:

      (i) a User shall fail to pay (other than by inadvertent error in funds transmission which is discovered by NGC, notified to that User and corrected within 2 business Days thereafter) any amount properly due or owing from that User to NGC pursuant to this Agreement and such failure continues unremedied for 7 business Days after the due date for payment; or

      (ii)  in respect of a User:

            (a) an order of the High Court is made or in effective resolution passed for its insolvent winding up or dissolution; or

            (b) a receiver (which expression shall include an administrative receiver within the meaning of Section 29 Insolvency Act 1986) of the whole or any material part of its assets or undertaking is appointed; or

            (c) an administration order under Section 8 of the Insolvency Act 1986 is made or if a voluntary arrangement is proposed under
                  Section 1 of that Act; or

            (d) a User enters into any scheme of arrangement (other than for the purpose of reconstruction or amalgamation upon terms and within such period as may previously have been approved in writing by the Director); or

            (e) any of the events referred to in (a) to (d) above has occurred and is continuing and a User is unable to pay its debts within the meaning of Section 123(1) or (2) of the Insolvency Act 1986 save that such sections shall have effect as if for (pound)750 there was inserted (pound)250,000 and a User shall not be deemed to be unable to pay its debts if any demand for payment is being contested in good faith by that User with recourse to all appropriate measures and procedures)

            and in any such case within 28 days of this appointment the liquidator, receiver, administrative receiver, administrator, nominee or other similar officer has not provided to NGC a guarantee of future performance by the User of this Agreement and all Supplemental Agreements to which the User is a party in such form and amount as NGC may reasonably require.

17.2 Provided that at the time the failure specified in Sub-Clause 17.1(i) is still continuing or the circumstances referred to in Sub-Clause 17.1(ii) still exist NGC may having given 48 hours notice of an event of default Deenergise all of the User's Equipment which is the subject of a Supplemental Agreement with that User or may as appropriate instruct the operator of a Distribution System to

      Deenergise such User's Equipment provided that prior to Deenergisation the User may refer the matter to the Disputes Resolution Procedure.

17.3  If notice is given to a User in accordance with Clause 60.1.3 or 60.2.3 of
      Part XVII of the Pooling and Settlement Agreement and that User shall fail to take such action as is referred to in Clause 60.4.1 of Part XVII of the Pooling and Settlement Agreement within 48 hours after the date of any such notice referred to therein, NGC may Deenergise the User's Equipment.

17.4 If the event of default under Sub-clause 17.2 or 17.3 is still continuing six months after the later of Deenergisation and the conclusion of the Disputes Resolution Procedure in favour of NGC, NGC may Disconnect all User's Equipment at each Connection Site where that User's Equipment is Connected and:-

       (i) NGC and that User shall remove any of the User's Equipment and NGC Assets on the other Party's land within 6 months or such longer period as may be agreed between the Parties concerned;

      (ii)  that the User shall pay to NGC forthwith all Termination Amounts;
            and

     (iii)  that the User shall cease to be a Party to this Agreement.

18.   TRANSFER AND SUBCONTRACTING


18.1 The rights, powers, duties and obligations of a User under this Agreement or any Supplemental Agreement are personal to that User and that User may not assign or transfer the benefit or burden of this Agreement save in the following circumstances:-

      (i) upon the disposal by that User of the whole of its business or undertaking it shall have the right to transfer its rights and obligations under this Agreement and all relevant Supplemental Agreements to the purchaser thereof on condition that the purchaser if not already a User enters into an Accession Agreement with NGC under Clause 13 and confirms to NGC in writing either that all of the technical or related conditions, data, information, operational issues or other matters specified in or pursuant to the relevant Supplemental Agreement(s) or Grid code by the User seeking the transfer will remain unchanged or, if any such matters are to be changed, the purchaser first notifies NGC in writing of such changes which NGC will consider promptly and in any event within 28 days of receiving notice of such change and until such consideration is complete the transfer shall not be effective. If having considered such changes NGC in its reasonable opinion does not consider the proposed changes reasonably satisfactory to NGC it shall consult with the User seeking to undertake such transfer and pending the outcome thereof to NGC's reasonable satisfaction the transfer shall not be effective provided always that the User may refer any dispute to the Disputes Resolution Procedure. Such transfer shall become effective once the changes are reasonably satisfactory to NGC or have been determined to be so under the Disputes Resolution Procedure;

      (ii) upon the disposal by a User of part of its business undertaking comprising User's Equipment at one or more Connection Sites that User shall have the right to transfer its rights and obligations under all relevant Supplemental Agreements to the purchaser thereof on condition that the purchaser (if not already a User) enters into an Accession Agreement with NGC under Clause 13 and confirms to NGC in writing either that all of the technical or related conditions, data, information, operational issues or other matters specified in or pursuant to the relevant Supplemental Agreement(s) or Grid Code by the User seeking the transfer will remain unchanged or, if any such matters are to be changed, the purchaser first notifies NGC in writing of such changes which NGC will consider promptly and in any event within 28 days of receiving notice of such change and until such consideration is complete the assignment shall not be effective. If having considered such changes NGC in its reasonable opinion does not consider the proposed changes reasonably satisfactory to NGC it shall consult with the User seeking to undertake such transfer and pending the outcome thereof to NGC's reasonable satisfaction the transfer shall not be effective provided always that the User may refer any dispute to the Disputes Resolution Procedure. Such transfer shall become effective once the changes are reasonably satisfactory to NGC or have been determined to be so under the Disputes Resolution Procedure;

      (iii) a User may assign or charge its benefit under this Agreement and any Supplemental agreements in whole or in part by way of security.

18.2 Each Party shall have the right to sub-contract or delegate the performance of any of its obligations or duties arising under this Agreement or any Supplemental Agreement including activities envisaged by the Grid Code without the prior consent of any other Party. The sub-contracting by a Party of the performance of any obligations or duties under this Agreement or any supplemental Agreement or of any activities envisaged by the Grid Code shall not relieve that party from liability for performance of such obligation or duty.

19.   CONFIDENTIALITY

      Confidentiality for NGC and its subsidiaries

19.1 NGC and its subsidiaries in each of their capacities in this Agreement shall secure that Protected Information is not:

      19.1.1. divulged by Business Personnel to any person unless that person is an Authorised Recipient;

      19.1.2. used by business Personnel for the purposes of obtaining for NGC or any of its subsidiaries or for any other person:

               (a)   any electricity licence; or

               (b) any right to purchase or otherwise acquire, or to distribute electricity (including rights under any electricity purchase contract, as defined in the NGC Transmission Licence); or

               (c) any contract or arrangement for the supply of electricity to Customers or Suppliers; or

               (d) any contract for the use of any electrical lines or electrical plant belonging to or under the control of a Supplier; or

               (e) control of any body corporate which, whether directly or indirectly, has the benefit of any such licence, contract or arrangement; and

      19.1.3. used by Business Personnel for the purchase of carrying any activities other than Permitted Activities except with the prior consent in writing of the Party to whose affairs such Protected Information relates.

19.2  Nothing in Sub-Clause 19.1 shall apply:

      19.2.1. to any Protected Information which, before it is furnished to business Personnel is in the public domain; or

      19.2.2. to any Protected Information which, after it is furnished to Business Personnel:

               (a) is acquired by NGC or any subsidiary of NGC in circumstances in which Sub-Clause 19.1 does not apply; or

               (b) is acquired by NGC or any subsidiary of NGC in circumstances in which Sub-clause 10.1 does apply and thereafter ceases to be subject to the restrictions imposed by such Sub-Clause; or

               (c)   enters the public domain,

               and in any such case otherwise than as a result of a breach by NGC or any subsidiary of NGC of its obligations in Sub-Clause 19.1, or a breach by the person's confidentiality obligation and NGC or any of its subsidiaries is aware of such breach; or

      19.2.3. to the disclosure of any Protected Information to any person if NGC or any subsidiary of NGC is required or expressly permitted to make such disclosure to such person:

               (a) in compliance with the duties of NGC or any subsidiary under the Act or any other requirement of a Competent Authority; or

               (b) in compliance with the conditions of the Transmission License or any document referred to in the Transmission License with which NGC or any subsidiary of NGC is required by virtue of the Act or the NGC Transmission License to comply; or

               (c)   in compliance with any other requirement of law; or

               (d) in response to a requirement of any stock exchange or regulatory authority or the Panel on Take-overs and Mergers; or

               (e) pursuant to the Arbitration rules for the Electricity Supply Industry Arbitration Association or pursuant to any judicial or other arbitral process or tribunal having jurisdiction in relation to NGC or any of its Subsidiaries; or

               (f) in compliance with the requirements of Section 35 of the Act and with the provisions of the Fuel Security Code; or

      19.2.4. to any Protected Information to the extent that NGC or any of its subsidiaries is expressly permitted or required to disclose that information under the terms of any agreement or arrangement (including this Agreement, the Grid Code, the Distribution codes and the Fuel

               Security Code) with the Party to whose affairs such Protected Information relates.

19.3 NGC and each of its subsidiaries may use all and any information or data supplied to or acquired by it, from or in relation to the other Parties in performing Permitted Activities including for the following purposes:

      19.3.1.  the operation and planning of the NGC Transmission system;

      19.3.2. the calculation of charges and preparation of offers of terms for connection to or use of the NGC Transmission System;

      19.3.3. the operation and planning of the Ancillary Services Business and the calculation of charges therefor;

      19.3.4.  the operation of the Settlements Business;

      19.3.5. the provision of information under the British Grid systems Agreement and the EdF Documents;

      and may pass the same to subsidiaries of NGC which carry out such activities and the Parties hereto agree to provide all information to NGC and its subsidiaries for such purposes.

19.4 NGC undertakes to each of the other Parties that, having regard to the activities in which any Business Person is engaged and the nature and effective life of the Protected Information divulged to him by virtue of such activities, neither NGC nor any of its subsidiaries shall unreasonably continue (taking into account any industrial relations concerns reasonably held by it) to divulge Protected Information or permit Protected Information to be divulged by any subsidiary of NGC to any business Person:

      19.4.1. who has notified NGC or the relevant subsidiary of his intention to become engaged as an employee or agent of any other person (other than of NGC or any subsidiary thereof) who is:

               (a) authorized by license or exemption to generate, transmit or supply electricity; or

               (b) an electricity broker or is known to be engaged in the writing of electricity purchase contracts (as defined in the NGC Transmission License); or

               (c) known to be retained as a consultant to any such person who is referred to in (a) or (b) above; or

      19.4.2. who is to be transferred to the Generation Business, save where NGC or such subsidiary could not, in all the circumstances, reasonably be expected to refrain from divulging to such Business Person Protected Information which is required for the proper performance of his duties.

19.5 Without prejudice to the other provisions of this Clause 19 NGC shall procure that any additional copies made of the Protected Information whether in hard copy or computerized form, will clearly identify the Protected Information as protected.

19.6 NGC undertakes to use all reasonable endeavors to procure that no employee is a Corporate Functions Person unless the same is necessary for the proper performance of his duties.

19.7 Without prejudice to Clause 19.3, NGC and each of its subsidiaries may use and pass to each other all and any Period Metered Demand data supplied to or acquired by it and all and any information and data supplied to it pursuant to Section OC6 of the Grid Code for the purposes of Demand Control (as defined in the Grid Code), but in each case only for the purposes of its estimation and calculation from time to time of the variable "system maximum ACS demand" (as defined in Condition 4 of the NGC Transmission License).

19.8 NGC shall secure that Protected Information which is subject to the provisions of Clause 19.1 and which relates to the cost of Reactive Power provided by each individual Generator is not divulged to any Business Person engaged in the provision of static compensation for use by the Grid Operator (as defined in the Pooling and Settlement Agreement).

19.9 Any information regarding, or data acquired by the Settlement System Administrator or its agent from the Energy Metering Equipment at Sites which are a point of connection to a Distribution System shall and may be passed by the Settlement System Administrator or his agent to the operator of the relevant Distribution System. The said operator of the relevant Distribution System may only use the same for the purposes of the operation of such Distribution System and the calculation of charges for use of and connection to the Distribution System.

      Confidentiality other than for NGC and its subsidiaries

19.10 Each User hereby undertakes with each other User and with NGC and its subsidiaries that it shall preserve the confidentiality of, and not directly or indirectly reveal, report, publish, disclose or transfer or use for its own purposes Confidential Information except in the circumstances set out in Sub-Clause 19.11 or to the extent otherwise expressly permitted by this Agreement or with the prior consent in writing of the Party to whose affairs such Confidential Information relates.

19.11 The circumstances referred to in Sub-clause 19.10 are:

      19.11.1. where the Confidential Information, before it is furnished to the User, is in the public domain; or

      19.11.2. where the Confidential Information, after it is furnished to the
               User:

               (a) is acquired by the User in circumstances in which Sub-Clause 19.10 does not apply; or

               (b) is acquired by the User in circumstances in which Sub-Clause 19.10 does apply and thereafter ceases to be subject to the restrictions imposed by Sub-Clause 19.10; or

               (c)   enters the public domain,
               and in any such case otherwise than as a result of a breach by the User of its obligations in Sub-clause 19.10 or a breach by the person who is disclosed that Confidential Information of that person's confidentiality obligation and the User is aware of such breach; or

      19.11.3. if the User is required or permitted to make disclosure of the Confidential Information to any person:

               (a) in compliance with the duties of the User under the Act or any other requirement of a Competent Authority; or

               (b) in compliance with the conditions of any License or any document referred to in any License with which the User is required to comply; or

               (c)   in compliance with any other requirement of law; or

               (d) in response to a requirement of any stock exchange or regulatory authority or the Panel on Take-overs and Mergers; or

               (e) pursuant to the Arbitration Rules for the Electricity Supply Industry Arbitration Association or pursuant to any judicial or other arbitral process or tribunal having jurisdiction in relation to the Users; or

      19.11.4. where Confidential Information is furnished by the User to the employees, directors, agents, consultants and professional advisors of the User, in each case on the basis set out in Sub-clause 19.12.

19.12 With effect from the date of this Agreement the User shall adopt procedures within its organization for ensuring the confidentiality of all Confidential Information which it is obliged to preserve as confidential under Clause 19.10. These procedures are:

      19.12.1. the Confidential Information will be disseminated within the User only on a "need to know" basis;

      19.12.2. employees, directors, agents, consultants and professional advisers of the User in receipt of Confidential Information will be made fully aware of the User's obligations of confidence in relation thereto; and

      19.12.3. any copies of the Confidential Information, whether in hard copy or computerized form, will clearly identify the Confidential Information as confidential.

19.13 For the avoidance of doubt, data and other information which any Party is permitted or obliged to divulge or publish to any other Party pursuant to this Agreement shall not necessarily be regarded as being in the public domain by reason of being so divulged or published.

19.14 Notwithstanding any other provision of this Agreement, the provisions of this Clause 19 shall continue to bind a person after its cessation as a Party for whatever reason.

20.   INTELLECTUAL PROPERTY

      All Intellectual Property relating to the subject matter of this Agreement conceived, originated, devised, developed or created by a Party, its officers, employees, agents or consultants during the currency of this Agreement or any Supplemental Agreement shall vest in such Party as sole beneficial owner thereof save where the Parties agree in writing otherwise.

21.   FORCE MAJEURE

      If any Party (the "Non-Performing Party") shall be unable to carry out any of its obligations under this Agreement due to a circumstance of Force Majeure this Master Agreement and the relevant Supplemental Agreement shall remain in effect but:

      (a)   the Non-Performing Party's relevant obligations;

      (b) the obligations of each of the other Parties owed to the Non-Performing Party under this Agreement and/or the relevant Supplemental Agreement as the case may be; and

      (c) any other obligations of such other Parties under this Agreement owed between themselves which the relevant Party is unable to carry out directly as a result of the suspension of the Non-Performing Party's obligations shall be suspended for a period equal to the circumstance of Force Majeure provided that:

      (i) the suspension of performance is of no greater scope and of no longer duration than is required by the Force Majeure;

      (ii) no obligations of any Party that arose before the Force Majeure causing the suspension of performance are excused as a result of the Force Majeure;

      (iii) the Non-Performing Party gives the other Parties prompt notice describing the circumstance of Force Majeure, including the nature of the occurrence and its expected duration, and continues to furnish regular reports with respect thereto during the period of Force Majeure;

      (iv) the Non-Performing Party uses all reasonable efforts to remedy its inability to perform; and

      (v) as soon as practicable after the event which constitutes Force Majeure the Parties shall discuss how best to continue their operations so far as possible in accordance with this Agreement, any Supplemental Agreement and the Grid Code.

22.   WAIVER

      No delay by or omission of any Party in exercising any right, power, privilege or remedy under this Master Agreement or any Supplemental Agreement or the Grid Code shall operate to impair such right, power, privilege or remedy or be construed as a waiver thereof. Any single or partial exercise of any such right, power, privilege or remedy shall not preclude any other or future exercise thereof or the exercise of any other right, power, privilege or remedy.

23.   NOTICES

23.1 Save as otherwise expressly provided in this Agreement, any notice or other communication to be given by one Party to another under, or in connection with the matters contemplated by, this Agreement shall be addressed to the recipient and sent to the address, telex number or facsimile number of such other Party set out in Schedule 1 to this Agreement for the purpose and marked for the attention of the company secretary or to such other address, telex number and/or facsimile number and/or marked for such other attention as such other Party may from time to time specify by notice given in accordance with this Clause 23 to the Party giving the relevant notice or other communication to it.

23.2 Save as otherwise expressly provided in this Agreement, any notice or other communication to be given by any Party to any other Party under, or in connection with the matters contemplated by, this Agreement shall be in writing and shall be given by letter delivered by hand or sent by first class prepaid post (airmail if overseas) or telex or facsimile, and shall be deemed to have been received:

      23.2.1.  in the case of delivery by hand, when delivered; or

      23.2.2. in the case of first class prepaid post, on the second day following the day of posting or (if sent airmail from overseas) on the fifth day following the day of posting; or

      23.2.3. in the case of telex, on the transmission of the automatic answering-back of the address (where such transmission occurs before 1700 hours on the day of transmission) and in any other case on the day following the day of transmission; or

      23.2.4. in the case of facsimile, on acknowledgement by the addressee's facsimile receiving equipment (where such acknowledgement occurs before 1700 hours on the day of acknowledgement) and in any other case on the day following the day of acknowledgement.

24.   COUNTERPARTS

      This Agreement and any Supplemental Agreement may be executed in any number of counterparts and by the different Parties on separate counterparts, each of which when executed and delivered shall constitute an original, but all the counterparts shall together constitute but one and the same instrument.

25.   VARIATIONS

25.1 No variations to this Master Agreement shall be effective unless made in writing and signed by or on behalf of all the Parties. The Parties shall effect any amendment required to be made to this Master Agreement by the Director as a result of a change in the Transmission License or an order or direction made pursuant to the Act or a License or as a result of settling the terms of any Supplemental Agreement and each Party hereby authorises and instructs NGC to make any such amendment on its behalf and undertakes not to withdraw, qualify or revoke such authority or instruction at any time.

25.2 NGC and each User acknowledges that, because there has been insufficient time to discuss and agree the details of the Appendices to each Supplemental Agreement, those details may be inaccurate. Accordingly,

      (a) each User and NGC undertake to discuss in good faith the correct identification of the details of each part of Appendix F of each Supplemental Agreement entered into between NGC and the User with a view to amending the same as necessary to reflect the correct position. To the extent that agreement on the correct position cannot be reached within 12 months after the date of that Supplemental Agreement the matter shall be referred to arbitration for determination in accordance with Clause 26 of this Agreement and such details shall be amended accordingly following such agreement or determination (as the case may be); and

      (b) in relation to Appendix A of each Supplemental Agreement, NGC undertakes to establish a new asset register, specifying all Plant and Apparatus owned by NGC which is necessary to connect each User's Equipment to the NGC Transmission System at each Connection Site, during the course of the Financial Year ending 31st March 1991 in accordance with paragraph 2.2 of Appendix E to such Supplemental Agreement. Such new asset register shall, provided that NGC has complied with such paragraph 2.2, take effect from 1st April 1991. Following the establishment of such new asset register, each such Appendix A and any provisions of the relevant Supplemental Agreement which refer to it shall, to the extent appropriate, be amended accordingly.

26.   DISPUTE RESOLUTION

26.1 Save where expressly stated in this Agreement to the contrary and subject to any contrary provision of the Act, any License, or the Regulations, or the rights, powers, duties and obligations of the Director or the Secretary of State under the Act, any License or otherwise howsoever, any dispute or difference of whatever nature howsoever arising under out of or in connection with this Agreement between any one or more Parties hereto shall be and is hereby referred to arbitration pursuant to the arbitration rules of the Electricity Supply Industry Arbitration Association in force from time to time.

26.2 Whatever the nationality, residence or domicile of any Party to this Agreement and wherever the dispute or difference or any part thereof arose the law of England shall be the proper law of any reference to arbitration hereunder and in particular (but not so as to derogate from the generality of the foregoing) the provisions of the Arbitration Acts 1950 (notwithstanding anything in section 34 thereof) to 1979 shall apply to any such arbitration wherever the same or any part of it shall be conducted.

26.3 Subject always to Sub-Clause 26.6 below, if any tariff customer (as defined in Section 22(4) of the Electricity Act 1989) brings any legal proceedings in any court (as defined in the Rules of the Supreme Court 1965 and in the County Courts Act 1984) against one or more persons, any of which is a Party to this Agreement (the "Defendant Party"), and the Defendant Party, and the Defendant Party wishes to make a Third Party Claim (as defined in Sub-Clause 26.5 below) against any other Party to this Agreement ("the Other Party") which would but for this Sub-Clause have been a dispute or difference referred to arbitration by virtue of Sub-Clause 26.1 above which shall not apply and in lieu of arbitration, the court in which the legal proceedings have been commenced shall hear and completely determine and adjudicate upon the legal proceedings and the Third Party Claim not only between the tariff customer and the Defendant Party but also between either or both of them and any Other Party whether by way of third party proceedings (pursuant to the Rules of the Supreme Court 1965 or the County Court Rules 1981) or otherwise as may be ordered by the court.

26.4 Where a Defendant Party makes a Third Party Claim against any Other Party and such Other Party wishes to make a Third Party Claim against a further Party the provisions of Sub-Clause 26.3 above shall apply mutatis mutandis as if such Party had been the Defendant Party and similarly in relation to any such further Party.

26.5  For the purposes of this Clause 26 "Third Party Claim" shall mean:-

      (a) any claim by a Defendant Party against any other Party (whether or not already a party to the legal proceedings) for any contribution or indemnity, or

      (b) any claim by a Defendant Party against such an Other Party for any relief or remedy relating to or connected with the subject matter of the legal proceedings and substantially the same as some relief or remedy claimed by the tariff customer, or

      (c) any requirement by a Defendant Party that any question or issue relating to or connected with the subject matter of the legal proceedings should be determined not only as between the tariff customer and the Defendant Party but also as between either or both of them and an Other Party (whether or not already a party to the legal proceedings).

26.6 Sub-Clause 26.3 above shall apply only if at the time the legal proceedings are commenced no arbitration has been commenced between the Defendant Party and an Other Party raising or involving the same or substantially the same issues as would be raised by or involved in the Third Party Claim. The tribunal in any arbitration which has been commenced prior to the commencement of legal proceedings shall determine the question in the event of dispute, whether the issues raised or involved are the same or substantially the same.

27.   JURISDICTION

27.1 Subject and without prejudice to Clause 26 and to Sub-Clause 27.4 below, all the Parties irrevocably agree that the courts of England are to have exclusive jurisdiction to settle any disputes which may arise out of or in connection with this Agreement including the Grid Code and any Supplemental Agreement and that accordingly any suit, action or proceeding (together in this Clause 27 referred to as "Proceedings") arising out of or in connection with this Agreement and any Supplemental Agreement may be brought in such courts.

27.2 Each Party irrevocably waives any objection which it may have now or hereafter to the laying of the venue of any Proceedings in any such court as is referred to in this Clause 27 and any claim that any such Proceedings have been brought in an inconvenient forum and further irrevocably agrees that judgment in any Proceedings brought in the English courts shall be conclusive and binding upon such Party and may enforced in the courts of any other jurisdiction.

27.3 Each Party which is not incorporated in any part of England and Wales agrees that if it does not have, or shall cease to have, a place of business in England and Wales it will promptly appoint, and shall at all times maintain, a person in England and Wales irrevocably to accept service of process on its behalf in any Proceedings in England.

27.4 For the avoidance of doubt nothing contained in Sub-Clause 27.1 to 27.3 above shall be taken as permitting a Party to commence Proceedings in the courts where this Agreement otherwise provides for Proceedings to be referred to arbitration.

28.   GOVERNING LAW

      This Agreement and each Supplemental Agreement shall be governed by and construed in all respects in accordance with English law.

29.   SEVERANCE OF TERMS

      If any provision of this Agreement or any Supplemental Agreement is or becomes or is declared invalid, unenforceable or illegal by the courts of any competent jurisdiction to which it is subject or by order of any other Competent Authority such invalidity, unenforceability or illegality shall not prejudice or affect the remaining provisions of this Agreement or any Supplemental Agreement which shall continue in full force and effect notwithstanding such invalidity, unenforceability or illegality.

30.   LANGUAGE

      Each notice, instrument, certificate or other document to be given by one Party to another under this Agreement shall be in the English language.

IN WITNESS WHEREOF the hands of the duly authorized representatives of the Parties the date first above written.


THE NATURAL GRID COMPANY PLC

By    E. Chefneux
- -------------------------------
NATIONAL POWER PLC

By    A. Swanson
- -------------------------------
POWERGEN PLC


By    D. J. Jackson
- -------------------------------
NUCLEAR ELECTRIC PLC


By    R. Melville
- -------------------------------

THE NATIONAL GRID COMPANY PLC
(PUMPED STORAGE DIVISION)

By    E. Chefneux
- -------------------------------
BRITISH NUCLEAR FUELS PLC


By    J. J. R. Rycroft
- -------------------------------
UNITED KINGDOM ATOMIC ENERGY AUTHORITY


By    R. Peckover
- -------------------------------
CENTRAL POWER LTD


By    R. D. Murray
- -------------------------------
EASTERN ELECTRICITY PLC


By    W. G. Watson
- -------------------------------
EAST MIDLANDS ELECTRICITY PLC


By    P. J. Champ
- -------------------------------
LONDON ELECTRICITY PLC


By    C. L. Meyers
- -------------------------------
MANWEB PLC


By    C. W. Leonard
- -------------------------------
MIDLANDS ELECTRICITY PLC


By    R. D. Murray
- -------------------------------

NORTHERN ELECTRIC PLC

By    J. A. Warmsworth
- -------------------------------
NORWEB PLC


By    A. Crowder
- -------------------------------
SEEBOARD PLC


By    S. M.  Wide
- -------------------------------
SOUTHERN ELECTRIC PLC


By    J. Hart
- -------------------------------
SOUTH WALES ELECTRICITY PLC


By    J. W. Evans
- -------------------------------
SOUTH WESTERN ELECTRICITY PLC


By    M. J. Carson
- -------------------------------
YORKSHIRE ELECTRICITY GROUP PLC


By    A. W. J. Coleman
- -------------------------------

                                   SCHEDULE 1

                                    NGC/USERS

NAME                             NOTICES                  BANK DETAILS
(and registered number)          (address as registered
(and registered office)          office unless otherwise
                                 stated)
                                 (telex number)
                                 (fax number)

THE NATIONAL GRID COMPANY PLC                           TELEX:  25815
2366977                                                 FAX:  01-620 8547
National Grid House
Sumner Street
London SEI 9JU

NATIONAL POWER PLC                                      TELEX:  883141
2366963                                                 FAX:  01-634 5811
Sudbury House
15 Newgate Street
London EC1A 7AU

POWERGEN PLC                                            TELEX:  881 1400
2366970                                                 FAX:  01-826 2890
53 New Broad Street
London EC2M 1JJ

NUCLEAR ELECTRIC PLC                                    TELEX:  883141
2264251                                                 FAX:  01-634 7282
Barnett Way                                             Sudbury House
Barnwood                                                15 Newgate Street
Gloucester GL4 7RS                                      London EC1A 7AU

THE NATIONAL GRID COMPANY PLC
(PUMPED STORAGE DIVISION)
(details as above)

BRITISH NUCLEAR FUELS PLC                               TELEX:  627581
1002607                                                 FAX:  0925 822711
Warrington Road
Risley
Warrington
Cheshire WA3 6AS

UNITED KINGDOM ATOMIC ENERGY                            TELEX:  22565
AUTHORITY                                               FAX:  01 930 8403
11 Charles II Street,                                   AEA Technology
London SW1Y 4QP                                         Winfrith
                                                        Dorchester
                                                        Dorset DT2 8DH

CENTRAL POWER LIMITED                                   TELEX:  338 092
2251099                                                 FAX:  021 423 1907
Mucklow Hill
Halesowen
West Midlands B62 8BP

EASTERN ELECTRICITY PLC                                 TELEX:  98123
2366906                                                 FAX:  0473 601036
P O Box 40
Wherstead
Ipswich IP9 2AQ

EAST MIDLANDS ELECTRICITY PLC                           TELEX:  37424
2366923                                                 FAX:  0602 209789
P O Box 4
North P D O
398 Coppice Road
Arnold
Nottingham NG5 7HX

LONDON ELECTRICITY PLC                                  TELEX:  885342
2366852                                                 FAX:  01-242 2815
Templar House
81-87 High Holborn
London WC1V 6NU

MANWEB PLC                                              TELEX:  61277
2366937                                                 FAX:  0244 377269
Sealand Road
Chester CH1 4LR

MIDLANDS ELECTRICITY PLC                                TELEX:  338092
2366928                                                 FAX:  021 422331
Mucklow Hill
Halesowen
West Midlands B62 8BP

NORTHERN ELECTRIC PLC                                   TELEX:  53324
2366942                                                 FAX:  091 235 2109
Carliol House
Newcastle-Upon-
Tyne NE99 1SE

NORWEB PLC                                              TELEX:  6695971
2366949                                                 FAX:  061 875 7360
Talbot Road
Manchester M16 0HQ

SEEBOARD PLC                                            TELEX:  87230
2366867                                                 FAX:  0273 21705
Grand Avenue
Hove
East Sussex BN3 2LS

SOUTHERN ELECTRIC PLC                                   TELEX:  848282
2366879                                                 FAX:  0628 87124
South Electricity House
Littlewick Green
Maidenhead
Berks. SL6 3QB

SOUTH WALES ELECTRICITY PLC                             TELEX:  498331
2366985                                                 FAX:  0222 777759
St Mellons
Cardiff CF3 9XW

SOUTH WESTERN ELECTRICITY PLC                           TELEX:
2366894                                                 FAX:  0454 616369
800 Park Avenue
Aztec West
Almondsbury
Avon BS12 4SE

YORKSHIRE ELECTRICITY                                   TELEX:  55128
GROUP PLC                                               FAX:  0532 892123
2366996
Scarcroft
Leeds LS14 3HS

                                   SCHEDULE 2

                                   DEFINITIONS

"Accession Agreement"         an agreement in or substantially in the form set
                              out in Schedule 3.

"the Act"                     the Electricity Act 1989.

"Active Power"                the product of voltage and the in-phase component
                              of alternating current measured in units of watts and standard multiples thereof i.e.

                              1000 watts     =    1kW
                              1000 kW        =    1MW
                              1000 MW        =    1GW
                              1000 GW        =    1TW.

"Affiliate"                   in relation to NGC means any holding company or
                              subsidiary of NGC or any subsidiary of a holding company of NGC, in each case within the meaning of
                              Section 736, 736A and 736B of the Companies Act
                              1985 as substituted by Section 144 of the Companies Act 1989 and if that section is not in force at the date of this Agreement as if such latter section were in force at such date.

"Agency Business"             any business of NGC or any Affiliate or Related
                              Undertaking in the purchase or other acquisition or sale or other disposal of electricity as agent for any other Authorised Electricity Operator.

"this Agreement"              this Agreement including the Schedules and any
                              Supplemental Agreements and the Appendices thereto as the same may be amended, extended, supplemented, novated or modified in accordance with the terms hereof from time to time provided that each Supplemental Agreement shall constitute an agreement separate from each other Supplemental
                              Agreement.

"Agreed Ancillary Services"   Commercial Ancillary Services and Part 2 System
                              Ancillary Services.

"Ancillary Service"           a System Ancillary Service and/or a Commercial
                              Ancillary Service as the case may be.

"Ancillary Services Business" the business of NGC or any Affiliate or Related
                              Undertaking as operator of NGC's Transmission System in the acquisition and/or sale (other than as part of the Generation Business) of Ancillary Services.

"Annual Average Cold Spell    a particular combination of weather elements which
(ACS) Conditions"             gives rise to a level of peak Demand within an NGC
                              Financial Year which has a 50% chance of being exceeded as a result of weather variation alone.

"Apparatus"                   all equipment in which electrical conductors are
                              used, supported or of which they may form a part.

"Authorized Electricity       any person (other than NGC in its capacity as
Operator"                     operator of the NGC Transmission System) who is
                              authorised to generate, transmit or supply electricity and for the purposes of Condition 10A to 10C inclusive of the Transmission Licence shall include any person who has made application to be so authorised which application has not been refused and any person transferring electricity to or from England and Wales across an interconnector or who has made application for use of interconnector which has not been refused.

"Authorised Recipient"        in relation to any Protected Information, means
                              any Business Person who, before the Protected
                              Information had been divulged to him by NGC or any Subsidiary of HGC, had been informed of the nature and effect of Sub-Clause 19.1 of the Master
                              Agreement and who requires access to such Protected Information for the proper performance of his duties as a Business Person in the course of Permitted Activities.

"Black Start Capability"      as defined in the Grid Code.

"Business Day"                any week-day other than a Saturday on which
                              banks are open for domestic business in the City of London.

"Business Person"             any person who is a Main Business Person or a
                              Corporate Functions Person and "Business
                              Personnel" shall be construed accordingly.

"Central Despatch"            the process of Scheduling and issuing direct
                              instructions by NGC referred to in paragraph 1 of Condition 7 of the Transmission Licence.

"Charging Rules"              the provisions of Appendix E to the Supplemental
                              Agreements.

"Commercial Ancillary         Ancillary Services, other than System Ancillary
Services"                     Services, utilised by NGC in operating the Total
                              System if a User has agreed to provide them under a Supplemental Agreement with payment being dealt with under an Ancillary Services Agreement or in the case of Externally Interconnected Parties or External Pool Members (as defined in the Grid
                              Code) under any other agreement. A non-exhaustive list of commercial Ancillary Services is set out below:-

                              -    Frequency Control by means of a Pumped
                                   Storage Unit Spinning in Air

                              - Frequency Control by means of adjustment to a Pumped Storage Unit Pumping Programme

                              -    Frequency Control by means of Demand
                                   reduction

                              -    Reactive Power supplied by means of
                                   synchronous or static compensators

                              -    Hot Standby

                              In addition, there is also the Ancillary Service of cancelled start which arises as part of the ordinary operational instruction of Generating Units and therefore needs to separate capability description. Defined terms used in this definition are defined in the Grid Code.

"Commissioned"                in respect of Plant and Apparatus commissioned
                              before the Transfer Date means Plant and Apparatus recognised as having been commissioned according to the commissioning procedures current at the time of commissioning and in respect of Plant and Apparatus commissioned after the Transfer Date means Plant and/or Apparatus certified by the Independent Engineer as having been commissioned in accordance with the relevant Commissioning
                              Programme.

"Competent Authority"         the Secretary of State, the Director and any local
                              or national agency, authority, department, inspectorate, minister, ministry, official or public or statutory person (whether autonomous or not) of, or of the government of, the United
                              Kingdom or the European Community.

"Confidential Information"    all data and other information supplied to a User
                              by another Party under the provisions of this Agreement.

"Connection Application"      an application for a New Connection Site in the
                              form or substantially in the form set out in
                              Exhibit 7.

"Connection Charges"          charges made or levied or to be made or levied for
                              the carrying out (whether before or after the date on which the NGC Transmission Licence comes into force) of works and provision and installation of electrical plant, electric lines and ancillary meters in constructing entry and exit points on NGC's Transmission System, together with charges in respect of maintenance and repair of such items in so far as not otherwise recoverable as Use of System Charges, all as more fully described in the Transmission Licence, whether or not such charges are annualised.

"Connection Conditions"       that portion of the Grid Code which is identified
or "CC"                       as the Connection Conditions.

"Connection Offer"            an offer for a New Connection Site in the form or
                              substantially in the form set out in Exhibit 8 including any revision or extension of such offer.

"Connection Site"             each location more particularly described in the
                              relevant Supplemental Agreement at which a User's
                              Equipment and the NGC Assets required to connect that User to the NGC Transmission System are situated. If two or more Users own or operate
                              Plant and Apparatus which is connected at any particular location that location shall constitute two (or the appropriate number of) Connection
                              Sites.

"Connection Site Demand       the capability of a Connection Site to take power
Capability"                   to the maximum level forecast by the User from
                              time to time and forming part of the Forecast Data supplied to NGC pursuant to the Grid Code together with such margin as NGC shall in its reasonable opinion consider necessary having regard to NGC's duties under its Transmission Licence.

"Control Telephony"           as defined in the Grid Code.

"Corporate Functions Person"  any person who is:-

                              (a) a director of NGC; or

                              (b) an employee of NGC or any of its Subsidiaries carrying out any administrative, finance or other corporate services of any kind which in part relate to the Main Business; or

                              (c) engaged as an agent of or adviser to or performs work in relation to or services for the Main Business.

"Customer"                    A person to whom electrical power is provided
                              (whether or not he is the provider of such electrical power) other than power to meet Station
                              Demand of that person.

"Data Registration Code"      the portion of the Grid Code which is identified
or "DRC"                      as the Data Registration Code.

"Decommission"                cessation of use by a User of that User's
                              Equipment at any given Connection Site for a continuous period exceeding 12 months pursuant to the relevant Supplemental Agreement.

"Deenergisation" or           the movement of any isolator, breaker or switch or
                              the removal

"Deenergise(d)"               of any fuse whereby no Electricity can flow to or
                              from the relevant System through the User's
                              Equipment.

"Demand" the demand of MW and MVA of electricity (i.e. both Active Power and Reactive Power), unless otherwise stated.

"Derogation"                  a direction issued by the Director relieving a
                              Party from the obligation under its Licence to comply with such parts of the Grid Code or any Distribution Code or in the case of NGC the Transmission Licence as may be specified in such direction and "Derogated" shall be construed accordingly.

"Derogated Plant"             shall mean Plant or Apparatus which is the subject
                              of a Derogation.

"Despatch"                    the issue by NGC of instructions for Generating
                              Plant to achieve specific Active Power and Reactive Power Levels or target voltage levels within Generation Scheduling and Despatch
                              Parameters and by stated times.

"Detailed Planning Data"      detailed additional data which NGC requires under
                              the PC in support of Standard Planning Data.

"Directive"                   includes any present or future directive,
                              requirement, instruction, direction or rule of any Competent Authority, (but only, if not having the force of law, if compliance with the Directive is in accordance with the general practice of persons to whom the Directive is addressed) and includes any modification, extension or replacement thereof then in force.

"Director"                    the Director General of Electricity Supply
                              appointed for the time being pursuant to Section 1 of the Act.

"Disconnection"               permanent physical disconnection of a User's
                              Equipment at any given Connection Site which permits removal thereof from the Connection Site or removal of all NGC's Assets therefrom (as the case may be).

"Disputes Resolution          arbitration pursuant to the arbitration rules of
Procedure"                    the Electricity Supply Industry Arbitration
                              Association in force from time to time.

"Distribution Code(s)"        the Distribution Code(s) drawn up by
                              Public Electricity Suppliers pursuant to the terms of their respective Licence(s) as from time to time revised in accordance with those Licences.

"Distribution System"         the system consisting (wholly or mainly) of
                              electric lines owned or operated by any Authorised
                              Electricity Operator and used for the distribution of electricity from Grid Supply Points or generation sets or other entry points to the point of delivery to Customers or Authorised Electricity
                              Operators, and includes any Remote Transmission
                              Assets operated by such Authorised Electricity
                              Operator and any electrical plant and meters owned or operated by the Authorised Electricity Operator in connection with the distribution of electricity, but shall not include any part of NGC's Transmission System.

"Earthing"                    as defined in the Grid Code.

"the EdF Documents"           as defined in the Pooling and Settlement
                              Agreement.

"Electricity"                 Active Energy and Reactive Energy (in each case as
                              defined in the Pooling and Settlement Agreement)

"Embedded"                    a direct connection to a Distribution System or
                              the System of any other User to which Customers and/or Power Stations are connected.

"Energisation" or             the movement of any isolator, breaker or switch or
"Energise(d)"                 the insertion of any fuse so as to enable Energy
                              to flow from and to the relevant System through the User's Equipment.

"Energy" the electrical energy produced, flowing or supplied by an electric circuit during a time interval, being the integral with respect to time of the power, measured in units of watt-hours or standard multiples thereof i.e.

                              1000 Wh  = 1kWh
                              1000 kWh = 1MWh
                              1000 MWh = 1GWh
                              1000 GWh = 1TWh

"Energy Metering Equipment"   has the meaning given to the phrase "Metering
                              Equipment" in the Pooling and Settlement
                              Agreement.

"Energy Metering System"      has the meaning given to the phrase "Metering
                              System" in the Pooling and Settlement Agreement.

"Estimated                    Demand" the forecast Demand (Active Power) data
                              filed with NGC pursuant to paragraph 12 of the Charging Rules.

"Executive Committee"         the committee established pursuant to Clause 14.1
                              of the Pooling and Settlement Agreement.

"Financial Year"              the period of 12 months ending on 31st March in
                              each calendar year.

"FMS Date"                    has the meaning given in the Pooling and
                              Settlement Agreement.

 "Force Majeure"              in relation to any Party any event or circumstance
                              which is beyond the reasonable control of such Party and which results in or causes the failure of that Party to perform any of its obligations under this Agreement including act of God, strike, lckout or other industrial disturbance, act of the public eemy, war declared or undeclared, threat of war, terroist act, blockade, revolution, riot, insurrection, civil commotion, public demonstration, sabotage, act of vandalism, lightning, fire, storm, flood, earthquake, accumulation of snow or ice, lack of water arising from weather or environmental problems, explosion, falut or failure of Plant and Apparatus (which could not have been prevnted by Good Industry
                              Practice), governmental restraing, Act of
                              Parliament, other legislation, bye law and Directive (not being any order, regulation or direction unde Section 32, 33, 34 and 35 of the
                              Act) provided that lack of funds shall not be interpreted as a cause beyond the reasonable control of that Party.

"Fuel Security Code"          the document of that title designated as such by
                              the Secretary of State as from time to time amended.

"Generation Business"         the authorized business of NGC or any Affiliate or
                              Related Undertaking in the generation of electricity or the provision of Ancillary
                              Services, in each case from pumped storage and from the Kielder hydro-electric generating station.

"Generation License"          the license granted to a Generator pursuant to
                              Section 6(1)(a) of the Act.

"Generating Plant"            a Power Station subject to Central Dispatch.

"Generating Unit"             unless otherwise provided in the Grid Code any
                              Apparatus which produces electricity.

"Generator"                   a person who generates electricity under license
                              or exemption under the Act.

"Good Industry Practice"      in relation to any undertaking and any
                              circumstances, the exercise of that degree of skill, diligence, prudence and foresight which would reasonably and ordinarily be exected from a skilled and experienced operator engaged in the same type of undertaking under the same or similar circumstances.

"Grid Code"                   the Grid Code drawn up pursuant to the
                              Transmission Licensee, as from time to time revised in accordance with the Transmission
                              License.

"Grid Supply Point"           a point of delivery from the NGC Transmission
                              System to a Distribution System or a Non-Embedded
                              Customer.

"Gross Asset Value"           the value calculated by NGC in accordance with
                              recognised accounting principles and procedures as published by NGC from time to time.

"High Voltage"                a voltage exceeding 650 volts.

"Independent Generating       a Power Station not subject to Central Dispatch.
Plant"

"Intellectual Property"       patents, trade marks, service marks, rights in
                              designs, trade names, copyrights and topography rights (whether or not any of the same are registered and including applications for registration of any of the same) and rights under licenses and consents in relation to any of the same and all rights or forms of protection of a similar nature or having equivalent or similar effect to any of the same which may subsist anywhere in the world.

"Interconnectors"             the electric lines and electrical plant and meters
                              owned or operated by NGC solely for the transfer of electricity to or from the NGC Transmission
                              System into or out of England and Wales.

"Interconnectors Business"    the business of NGC or any Affiliate or Related
                              Undertaking in the operation of any
                              interconnector.

"Isolation"                   as defined in the Grid Code.

"License"                     any license granted pursuant to Section 6 of the
                              Act.

"License Standards"           the standards to be met by NGC under Condition 12
                              of the Transmission License.

"Local Safety Instructions"   as defined in the Grid Code.

"Main Business"               any business of NGC or any of its Subsidiaries as
                              at the Transfer Date or which it is required to carry on under the Transmission License, other than the Generating Business.

"Main Business Person"        any employee of NGC or any directo or employee of
                              its Subsidiaries who is engaged solely in the Main
                              Business and "Main Business Personnel" shall be construed accordingly.

"Master Agreement"            the Agreement to which this is Schedule 2,
                              excluding any Supplemental Agreements.

"Material Effect"             an effect causing a Party to effect any works or
                              to alter the manner of operation of its Plant and/or Apparatus at the Connection Site or the site of connection which in either case involves that Party in expenditure of more than (pound)10,000.

"Maximum Export Capacity"     the maximum amount of power to be passed into the
                              NGC Transmission System at the Connection Site as notified by the User to NGC as part of the Registered Data from time to time.

"Minor Independent            Any Independent Generating Plant with a Registered
Generating Plant"             Capacity of less than 50 MW.

"Modification"                any actual or proposed replacement, renovation,
                              modification, alteration, or construction by or on behalf of a User or NGC to either that Party's
                              Plant or Apparatus or the manner of its operation which has or may have a Material Effect on another
                              Party at a particular Connection Site.

"Modification Application"    an application in the form or substantially in the
                              form set out in Exhibit 11.

"Modification Notification"   a notification in theform or substantially in the
                              form set out in Exhibit 13.

"Modification Offer"          an offer in the fom or substantially in the form
                              set out in Exhibit 12, including any revision or extension of such offer.

"Natural Demand"              the Demand (Active Power) which is necessary to
                              meet the needs of Customers excluding that Demand
                              (Active Power) met by Embedded Generating Units which is to be paid for otherwise than pursuant to the Pooling and Settlement Agreement.

"Net Asset Value"             the Gross Asset Value of the NGC Asset in question
                              less depreciation over the Replacement Period calculated in accordance with recognised accounting principles and procedures.

"New Connection Site"         a proposed Connection Site in relation to which
                              there is no Supplement Agreement in force between the Parties.

"NGC Assets"                  the Plant and Apparatus owned by NGC necessary to
                              connect the User's Equipment to the NGC
                              Transmission System at any particular Connection
                              Site in respect of which NGC charges Connection
                              Charges (if any) as listed or identified in Appendix A to the Supplemental Agreement relating to each such Connection Site.

"NGC Engineering Charges"     Reasonable Charges for time spent by NGC engineers
                              and other staff in relation to NGC Transmission
                              System development and related services as published from time to time by NGC.

"NGC Transmission System"     the sysem consisting (wholly or mainly) of high
                              voltage electric lines owned or opeated by NGC and used for the transmission of electricity from one
                              Power Station to a sub-station or to another Power
                              Station or between sub-stations or to or from any External Interconnection and includes any Pant and Apparatus and meters owned or operated by NGC in connection with the transmission of electricity but does not include any Remote Transmission
                              Assets.

"Non-embedded Customer"       a Customer except for a PES receiving electricity
                              direct from the NGC Transmission System
                              irrespective of from whom it is supplied.

"Operating Code" or "OC"      the portion of the Grid Code which is identified
                              as the Operating Code.

"Operation Diagrams"          as defined in the Grid Code.

"Operational"                 in relation to a Connection Site means that the
                              same has been Commissioned (which for the avoidance of doubt does not necessarily include commissioning of Generating Units connected at the Connection Site) and that the User can use such User's Equipment to undertake those acts and things capable of being undertaken by Pool
                              Members.

"Operational Effect"          any effect on the operation of any System which
                              causes that System to operate (or be at a materially increased risk of operating) differently to the way in which it would have normally operated in the absence of that effect.

"Operational Intertripping"   the automatic tripping of circuit-breakers to
                              prevent abnormal system conditions occurring, such as over voltage, overload, system instability etc.
                              after the tripping of other circuit breakers following power system fault(s) which includes
                              System to Generating Plan and Sysem to Demand intertripping schemes.

"Operational Metering         meters, instrument transformers (both voltage and
Equipment"                    current), transducers, metering protection
                              equipment incuding alarms circuitry and their associated outstations as may be necessary for the purpose of CC.6.5.5 of the Grid Code and the corresponding provision of the relevant
                              Distribution Code.

"Operator"                    has the meaning defined in the Pooling and
                              Settlement Agreement.

"Part 1 System Ancillary      Ancillary Services which are required for System
Services"                     reasons and which must be provided by Users in
                              accordance with the Connection Conditions. An exhaustive list of Part 1 System Ancillary
                              Services is included in the Grid Code (in that part of CC8.1 headed Part 1) namely:

                              - Reactive Power supplied otherwise than by means of synchronous or statis compensators

                              -    Frequency Control by means of Frequency
                                   Sensitive Generation.

"Part 2 System Ancillary      Ancillary Services which are requied for System
Services"                     reasons and which must be provided by a Unser if
                              the User has agreed to provide them under a Supplemental Agreement. A non-exhaustive list of
                              Part 2 System Ancillary Services is included in the Grid Code (in that part of CC8.1 headed Part
                              2) namely:-

                              - Frequency Control by means of Gas Turbine Unit Fast Start.

                              - Frequency Control by means of Pumped Storage Unit Fast Start.

                              -    Black Start Capability.

"Party" each person for the time being and from time to time party to the Master Agreement and any successor(s) in title to, or permitted assign(s) of, such person;

"Payment Date"                a date for payment of NGC Connection Charges
                              and/or Use of System Charges, determined in accordance with Sub-Clause 14.2 of the Master
                              Agreement.

"Permitted Activities"        activities carried on for the purposes of the Main
                              Business.

"PES Supply Business Demand"  the Demand (Active Power) of any PES which is attributable to each Grid Supply Point.

"Planning Code" or PC         that portion of the Grod Code which is identified
                              as the Planning Code.

"Plant" fixed and moveable items used in the generation and/or supply and/or transmission of electricity other than Apparatus.

"Pool Member"                 any person who is admitted to membership in
                              accordance with the Pooling and Settlement
                              Agreement.

"Pooling and Settlement       the agreement of that title for the time being
Agreement"                    approved (or to be approved) by the Secretary of
                              State or by the Director as from time to time amended and, where the context so permits, includes the agreement known as the Initial
                              Settlement Agreement of even date with the above agreement, and made between the parties to the above agreement as at such date.

"Power Station"               An installation comprising one or more Generating
                              Units (even where sited separately) owned and/or controlled by the same Generator, which may reasonably be considered as being managed as one
                              Power Station.

"Protected Information"       any information relating to the affairs of a Party
                              which is furnished to Business Personnel pursuant to this Agreement or pursuant to a direction under section 34 of the Act or pursuant to the provisions of the Fuel Security Code unless, prior to such information being furnished, such Party has informed the recipient thereof by notice in writing or by endorsement on such information, that the said information is not to be regarded as Protected Information.

"Public Electricity           a holder of a Public Electricity Supply License.
Supplier" or "PES"

"Public Electricy Supply      a license issued under Section 6(a)(c) of the Act.
License"

"Reasonable Charges"          reasonable cost reflective charges comparable to
                              charges for similar services obtainable in the open market.

"Registered Capacity"         the normal full load capacity of a Generating Unit
                              as declared by the Generator, less the MW cosumed by the Generating Unit through the Generating
                              Unit's unit transformer when producing the same.

"Registered Data"             those items of Standard Planning Data and Detailed
                              Planning Data which upon connection become fixed
                              (subject to any subsequent changes).

"Registrant"                  has the meaning define in the Pooling and
                              Settlement Agreement.

"Regulations"                 the Electricity Supply Regulations 1988 or any
                              amendment or reenactment thereof.

"Related Undertaking"         in relation to NGC means any undertaking in which
                              NGC has a participating interest as defined by
                              Section 260(1) of the Companies Act 1985 as substituted by Section 22 of the Companies Act
                              1989 and if that latter section is in force at the date of this Agreement as if such latter section were in force at such date.

"Remote Transmission Assets"  any Plant and Apparatus or meters owned by NGC which (a) are embedded in a Distribution System or a User System and which are not directly connected by Plant and/or Apparatus owned by NGC to a sub-station owned by NGC and (b) are by agreement between NGC and (b) are by agreement between NGC and such PES or User under the direction and control of such PES or User.

"Replacement Period"          in relation to an NGC Asset, the period commencing
                              on the date on which such NGC Asset is or was originally Commissioned, after which it is assumed for accounting purposes such NGC Asset will need to be replaced, which shall be 40 years unless otherwise agreed between the Parties to a Supplemental Agreement and recorded in the relevant Supplemental Agreement.

"Safety Coordinator(s)"       a person or persons nominated by NGC and each User
                              to be responsible for the co-ordination of Safety
                              Precautions (as defined in the Grid Code) at each Connection Point when work and/or testing is to be carried out on a system which necessitates the provision of Safety Precautions on HV Apparatus, pursuant to OC8.

"Safety Rules"                the rules of NGC or a User that seek to ensure
                              that persons working on Plant and/or Apparatus to which the rules apply are safeguarged from hazards arising from the System.

"Scheduling"                  the process of compiling and issuing a Generation
                              Schedule (as that expression is defined in the Grid Code) as set out in SDC1.

"SDC or Scheduling and        that portion of the Grid Code which specifies the
Despatch Code"                Scheduling and Despatch process.

"Second Tier Supplier"        a holder of a Second Tier Supply License.
or "STS"

"Second Tier Supply License"  a licence granted under Section 6(2)(a) of the
                              Act.

"Separate Business"           each of the Transmission, Settlements, Generation,
                              Interconnectors and Ancillary Services Businesses taken separately from one another and from any other business of NGC, but so that where all or any part of such business is carried out by an Affiliate or Related Undertaking of NGC such part of the business as is carried out by that Affiliate or Related Undertaking shall be consolidated with any other such business of NGC
                              (and of any other Affiliate or Ralted Underaking) so as to form a single Separate Business.

"Settlements Business"        means the business of NGC or any Affiliate or
                              Related Undertaking as settlement system administrator under the Pooling and Settlement
                              Agreement.

"Site Common Drawings"        as defined in the Grid Code

"Site Responsibility          a schedule containing the information and prepared
Schedule"                     on the basis of the provisions set out in Appendix
                              1 of the CC.

"Small Independent            any Independent Generating Plant with a Registered
Generating Plant"             Capacity of 50 MW or more.

"Station Demand"              in respect of any generating station and
                              Generator, means that consumption of electricity
                              (excluding any supply to any Customer of the relevant Generator who is neither such Generator nor a member of a qualifying group of which such Generator is a part) from the NGC Transmission
                              System or a Distribution System at premises on the same site as such generating station, with premises being treated as on the same site as each other if they are:

                              (i)         the same premises;

                              (ii)        immediately adjoining each other; or

                              (iii) separated from each other only by road, railway or watercourse or by other premises (other than a pipe-line, electric line or similar structure) occupied by the consumer in question or by any other person who together with that consumer forms a qualifying group; and for the purpose of this definition "generating station" and
                                          "qualifying group" shall have the
                                          meanings given those expressions
                                          when used in the Electricy (Class
                                          Exemptions from the Requirement for
                                          a License) Order 1990.

"STS Demand"                  the Demand (Active Power) of any STS which is
                              atributable to each Grid Supply Point.

"Supplemental Agreement"      has the meaning set out in Clause 2 of the Master
                              Agreement.

"Supplier"                    a Public Electricity Supplier or Second Tier
                              Supplier.

"System" any User System or the NGC Transmission System as the case may be.

"Termination Amount"          in relation to a Connection Site, the amount
                              calculated in accordance with paragrah 4 of the Charging Rules.

"Total System"                the NGC Transmission System and all User Systems
                              in England and Wales.

"Transfer Date"               2400 hours on 30th March 1990.

"Transfer Scheme"             the transfer scheme made by Central Electricity
                              Generating Board established under Section 66 of the Act or by the Secretary of State under Section
                              69 of the act.

"Transmission Business"       the authorised business of NGC or any Affiliate or
                              Related Undertaking in the planning, development, construction and maintenance of the NGC
                              Transmission System (whether or not pursuant to directions of the Secretary of State made under
                              Section 34 or 35 of the Act) and the operation of such system for the transmission of electricity, including any business in providing connections to the NGC Transmission System but shall not include
                              (i) any other Separate Business or (ii) any other business (not being a Separate Business) of NGC or any Affiliate or Related Undertaking in the provision of services to or on ehalf of any one or more persons.

"Transmission License"        the license granted to NGC under Section 6(1)(b)
                              of the Act.

"Undertaking"                 bears the meaning ascribed to that expression by
                              Section 259 of the Companies Act 1985 as substituted by Section 22 of the Companies Act
                              1989 and if that latter section is not in force at that date of this Agreement as if such latter section were in force at such date.

"Use of System"               use of NGC's Transmission System for the transport
                              of electricity by any Authorised Electricity
                              Operator.

"Use of System Application"   an application for a Supplemental Agreement Type 5
                              or Type 6 in the form or substantially in the form set out in Exhibit 9 or 10 as appropriate.

"Use of System Charges"       charges made or levied or to be made or levied by
                              NGC for the provision of services as part of the Transmission Business to any Authorised
                              Electricity Operator as more fully described at paragraph 2 of Condition 10 and paragraph 2 of
                              Schedule 3 to the Transmission License and in the Supplemental Agreements but shall not include
                              Connection Charges.

"User's License"              a User's license to carry on its business granted
                              pursuant to Section 6 of the Act.

"User's Equipment"            the Plant and Apparatus owned by a User
                              (ascertained in the absence of agreement to the contrary by reference to the rules set out in Clause 6 of the Master Agreement) which either is connected to the NGC Assets forming part of the NGC Transmission System at any particular
                              Connection Site or which that User wishes so to connect.

"User System"                 any system owned or operated by a User comprising
                              Generating Units and/or Distribution Systems
                              (and/or other systems consisting (wholly or mainly) of electric lines which are owned or operated by a person other tha a PES) and Plant and/or Apparatus connecting Generating Units,
                              Distribution Systems (and/or other systems consisting (wholly or mainly) of electric lines which are owned or operated by a person other than a PES) or Non-Embedded Customers to the NGC
                              Transmission System or (except in the case of Non-Embedded Customers) to the relevant other User
                              System, as the case may be, including any Remote
                              Transmission Assets operated by such User or other person and any Plant and/or Apparatus and meters owned or operated by such User or other person in connection with the distribution of electricity but does not include any part of the NGC
                              Transmission System.

                                   SCHEDULE 3

THIS ACCESSION AGREEMENT is made on [_______________] between:-

1. [_________], a company incorporated [with limited liability] under the laws of [___________] [(registered number)] and having its [registered office] at [___________] (the "New Party"); and

2. The National Grid Company PLC ("NGC") on its own behalf and on behalf of all the other parties to the Master Agreement referred to below.

WHEREAS:-

     By an agreement (the "Master Connection and Use of System Agreement") dated [___________], 1990 made between the Parties named therein and NGC the parties thereto agreed to give effect to and be bound by certain rules and procedures for etablishing a contractual framework between the Parties pursuant to which Supplemental Agreements will from time to time be made for the connection of Plant and Apparatus to the NGC Transmission System, the use by Parties of the MGC Transmission System and the payment of charges to NGC.

IT IS HEREBY AGREED AS FOLLOWS:-

1. Unless the context otherwise requires, words and expressions defined in the Master Agreement shall bear the same meanings respectively when used herein.

2. NGC (acting on its own behalf and on behalf of each of the other Parties) hereby admits the New Party as an additional Party under the Master Agreement on the terms and conditions hereof.

3. The New Party hereby accepts its admission as a Party and undertakes with NGC (acting on its own behalf and on behalf of each of the other Parties) to perform and to be bound by the terms and conditions of the Master Agreement as a Party as from the date hereof.

4. For all purposes in connection with the Master Agreement the New Party shall as from the date hereof be treated as if it has been a signatory of the Master Agreement, and as if this Agreement were part of the Master Agreement, and the rights and obligations of the Party shall be contrued accordingly.

5. This Agreement and the Master Agreement shall be read and construed as one document and references in the Master Agreement to the Master Agreement (howsoever expressed) whould be read and construed as references to the Master Agreement and this Agreement.

6. This Agreement shall be governed by and contrued in all respects in accordance with English law and the provisions of Clause 27 of the Master Agreement shall apply hereto mutatis mutandis.

AS WITNESS the hands of the duly authorised representatives of the parties hereto the day and year first above written.

[New Party]

By:

Registered Number:

Registered Office:

Address for Notices (if different from Registered Office):

Telex No:

Attention:

Bank Details:

The National Grid Company PLC (for itself and on behalf of each of the Parties to the Master Agreement).

By:

                                   SCHEDULE 4



                          THE TRANSMISSION USERS GROUP



                             CONSTITUTION AND RULES

                              Dated: 31, March 1998







                          THE NATIONAL GRID COMPANY plc



                                     - and -



                                     OTHERS



                            -------------------------
                                AGREEMENT TO VARY
                            the Master Connection and
                             Use of System Agreement
                           --------------------------

                                TABLE OF CONTENTS
                                -----------------

CLAUSE                                                                   PAGE
------                                                                   ----

1.       Interpretation                                                     1

2.       Amendments                                                         2

3.       Continuation of the Master Agreement                               3

4.       Miscellaneous                                                      3

5.       Entire Agreement                                                   3

6        RTPA                                                               3


SCHEDULES
---------

1        Users                                                              5

2        Transmission Users Group                                          19

         Appendix 1 - Form of Deed of Accession

         Appendix 2 - Form of TUG Constitution and Rules

                                TABLE OF CONTENTS
                                -----------------

PARAGRAPH                                                                 PAGE
---------                                                                 ----

1.       Name of the Group .................................................1

2.       Definitions and Interpretation ....................................1

3.       Constitution ......................................................4

4.       Objects and Powers................................................ 4

5.       Membership........................................................ 5

6.       Appointment of Representatives.................................... 6

7.       Chairman.......................................................... 8

8.       Secretary......................................................... 9

9.       Alternates........................................................ 9

10.      Vacation of Office................................................10

11.      Meetings..........................................................11

12.      Notice of Meetings................................................12

13.      Proceedings at Meeting and Quorum.................................12

14.      Representation, Voting and Resolutions............................14

15.      Minutes...........................................................15

16.      Sub Committees and Working Groups.................................15

17.      Dispute Resolution................................................16

Appendices
----------

1.       List of first Chairman, Secretary and Representatives
         of the Transmission Users Group...................................17

2.       Part 1 - Industry Party Representatives Election
         Procedure.........................................................19

Part 2 - Appointment of Consumer Party Representatives.....................24

3.       Calculation of Industry Party Votes...............................26

4.       Form of Consumer Party Representatives' Confidentiality
         Letter of Undertaking.............................................28

THIS AGREEMENT TO VARY is made on the 31 day of March 1998 BETWEEN:

(1) THE NATIONAL GRID COMPANY PLC a company registered in England with number 2366977 and whose registered office is at National Grid House, Kirby Corner Road, Coventry CV4 8JY ("NGC"); and

(2) THE PERSONS whose names, registered numbers and registered offices are set out in Schedule 1 (each a "User").

WHEREAS:

(A) This Agreement is supplemental to and varies the Master Connection and Use of System Agreement dated 30th March 1990 made between NGC and the Users (the "Master Agreement"); and

(B) NGC and the Users have agreed to amend the Master Agreement on the terms and subject to the conditions set out below.

IT IS HEREBY AGREED:

1        INTERPRETATION

1.1 Except where defined herein or where the context otherwise requires, words and expressions defined in the Master Agreement shall have the same respective meanings when used in this Agreement.

1.2 The table of contents and the headings to each of the Clauses are inserted for convenience only and shall be ignored in construing or interpreting this Agreement.

2        AMENDMENTS

2.1 The parties to this Agreement hereby agree that with effect from the date of this Agreement the Master Agreement shall be amended:

         2.1.1 by the insertion of the following new definition in alphabetical order in Schedule 2 of the Master Agreement:

                  "TUG Party"  means each person admitted in the capacity as such and for the time being and from time to time party to Schedule 4 only in accordance with the provisions thereof, and shall include any successor(s) in title to, or permitted assign(s) of, such person:

         2.1.2 by the deletion of the definition of "Party" and by substitution with the following:

                  "Party" each person for the time being and from time to time party to the Master Agreement other than TUG Parties, and shall include any successor(s) in title to, or permitted assign(s) of, such person:

         2.1.3 by the deletion of the expression "Electricity Supply Industry Arbitration Association" in Clauses 19.2.3(e), 19.11.3(e) and
                  26.1 of the Master Agreement and by substitution with the expression "Electricity Arbitration Association":

         2.1.4    by the addition of a new Schedule 4 in form set out in
                  Schedule 2.

3        CONTINUATION OF THE MASTER AGREEMENT

         The Master Agreement shall remain in full force and effect and this Agreement and the Master Agreement shall be treated as one document so that, upon the Master Agreement being amended pursuant to Clause 2, all references to the Master Agreement shall be treated as references to that agreement as amended by this Agreement.

4        MISCELLANEOUS

         The provisions of Clauses 22, 23, 24 and 26 to 30 inclusive of the Master Agreement shall be deemed to be incorporated herein mutatis mutandis.

5        ENTIRE AGREEMENT

5.1 Each party to this Agreement acknowledges that in entering into this Agreement on the terms set out herein it is not relying upon the representation, warranty, promise or assurance made or given by any other party or any other person, whether or not in writing, at any time prior to the execution of this Agreement which is not expressly set out herein.

5.2 None of the parties to this Agreement shall have any right of action against any other party arising out of or in connection with any representation, warranty, promise or assurance referred to in Clause
         5.1 (except in the case of fraud).

6        RTPA

         Any restriction or information provision (each of those terms having the same meaning in this Clause as in the Restrictive Trade Practices Act 1976) contained in this Agreement or any provision contained in this Agreement adding to or extending any restriction or information provision contained in any agreement which is varied or amended by this Agreement, shall not take effect or shall cease to have effect:

         (a) if a copy of this Agreement is not provided to the Department of Trade and Industry ("DTI") within twenty-eight days of the date on which this Agreement is made, or

         (b) if, within twenty-eight days of the provision of that copy to the DTI, the DTI gives notices of objection to the party providing it.


IN WITNESS whereof the hands of the duly authorized representatives of the parties hereto the day and year first above written.

                                   SCHEDULE I

                                      USERS


ABB Energy Development Company Limited
2688994
Carmelite
50 Victoria Embankment
Blackfriars
London EC4Y ODX

Accord Electric Limited
2869629
152 Grosvenor Road
London SW1V 3JL

AES Barry Limited
3135522
Burleigh House
17/19 Worple Way
Richmond
TW10  6AG

AES Tyneside Limited
3135543
Burleigh House
17/19 Worple Way
Richmond
TW10  6AG

AES Partington Limited
3210149
Burleigh House
17/19 Worple Way
Richmond
TW10  6AG

Amoco Power Resource (Europe) Ltd
3042173
Amoco House
West Gate
London
W5 1XL

Anglian Power Generators Limited
2488955
Wherstead Park
Wherstead
Ipswich
Suffolk IP9 2AQ

Barking Power Limited
2354681
Devonshire House
Mayfair Place
London WIX 5FH

British Gas Trading Ltd
3078711
Charter Court
50 Windsor Road
Slough
Berkshire SL1 2HA

BOC Limited
337663
Chertsey Road
Windlesham
Surry GU20 6HJ

BP Chemicals limited
194971
Britannic House
1 Finsbury Circus
London
EC2M 7BA

Canatxx Energy Ventures Limited
2673604
Hillhouse International
PO Box 4
Thornton Cleveleys
Lancs
FY5 4QD

Candecca Resources Limited
953066
Welton Gathering Centre
Barfield Lane
Wragby Road
Sudbrooke
Lincolnshire LN2 2QU

CeltPower Limited
2656561
Tomen House
13 Charles II Street
London SW1Y 4QT

Citigen (London) Limited
2427823
100 Thomas Valley Park Drive
Reading
Berkshire RG6 1PT

Corby Power Limited
2329494
Five Chancery Lane
Clifford's Inn
London EC4A 1BY

Coryton Energy Company
FC20597
20 St. James Street
4th Floor
London
SW1A 1EJ

Corttam Development Centre Limited
3273552
53 New Broad Street
London
EC2M 1JJ

Crosfield Limited
00048745
Bank Quay
Warrington
Chesire
WA5 1AB

Derwent CoGeneration Limited
2650621
Lansdowne House
Berkeley Square
London W1X 5DB

Eastern Electricity plc
2366906
Wherstead Park
Wherstead
Ipswich
Suffolk 1P9 2AQ

Eastern Merchant Generation Ltd
3116225
Wherstead Park
Wherstead
Ipswich
Suffolk 1P9 2AQ

East Midlands Electricity plc
2366923
PO Box 444
Woodyard Lane
Wollaton
Nottingham
Nottinghamshire NG8 1EZ

Electricity Direct (UK) Limited
3174056
78, High Street
Lewes
East Sussex
BN7 1XF

Elm Energy and Recycling (UK) Limited
2516685
Elm Energy House
Ettingshall Road
Wolverhampton
West Midlands WV2 2LA

Energy Supply Contracts Limited
172268
One Great Tower Street
London EC3R 5AH

Enfield Energy Centre Limited
2796628
Concorde House
Concorde Way
Preston Farm Industrial Estate
Stockton-on-Tees
Cleveland TS18 3RB

Enron Gas and Petrochemicals Trading Limited
3003823
4 Milbank
London
SW1P 3ET

Fellside Heat and Power Limited
2614535
Fellside Lodge
Seascale
Cumbria CA20 1PG

Fibrogen Limited
2547498
38 Clarendon Road
London W11 3AD

Fibropower Limited
2234141
38 Clarendon Road
London W11 3AD

First Hydro Company
2444277
Bala House
Lakeside Business Village
St. Davids Park
Deeside
Clwyd CH5 3XJ

Flotilla Power (UK) Limited
2880635
4 Millbank
London SW1P 3ET

Grovehurst Energy Limited
2197516
UK Paper House
Kemsley
Sittingbourne
Kent ME10 3ET

Humber Power Limited
2571241
South Humber Bank Power Station
South Marsh Road
Stallingborough
North East Lincolnshire
DN37 8BZ

Impkemix Energy Limited
2076043
The Heath
Runcorn
Cheshire WA7 4QF

Independent Energy UK Limited
3033406
30 Aylesbury Street
London EC1R 0ER

Indian Queens Power Limited
2928100
Burleigh House
17/19 Worple Way
Richmond TW10 6AG

International Generating Company Limited
3039100
Springside House
Tinwell
Stamford
PE9 3UQ

Joint European Torus (JET), Joint Undertaking (a Joint Undertaking within the meaning of Chapter V of the Treaty establishing the European Atomic Energy Committee)
Culham
Abingdon
Oxfordshire
OX14 3EA

Keadby Developments Limited
2691516
Keadby Power Station
PO Box 89
Keadby
Scunthorpe
North Lincolnshire DN17 3AZ

Keadby Generation Limited
2729513
Keadby Power Station
PO Box 89
Keadby
Scunthorpe
North Lincolnshire DN17 3AZ

Kent Power Limited
2723303
100 Thames Valley Park Drive
Reading
Berkshire RG6 1PT

Kingsnorth Power Limited
2675504
Chancery House
53/64 Chancery Lane
London WC2A 1QU

Lakeland Power Limited
2355290
Roosecote Power Station
Roosecote Marsh
Barrow in Furness
Cumbria LA13 0PQ

London Electricity plc
2366852
Templar House
81-87 High Holborn
London WC1V 6NU

Magnox Electric plc
2264251
Berkeley Centre
Berkeley
Gloucestershire GL13 9PB

Manweb plc
2366937
Manweb House
Chester Business Park
Wrexham Road
Chester CH4 9RF

Manweb Services Limited
2631510
Manweb House
Kingsfield Court
Chester Business Park
Chester
CH4 9RF

Medway Power Limited
2537903
Burleigh House
17/19 Worple Way
Richmond
Surrey TW10 6AG

Midlands Electricity plc
2366928
Mucklow Hill
Halesowen
West Midlands B62 8BP

Midlands Power (UK) Limited
2251099
Mucklow Hill
Halesowen
West Midlands B62 8BP

National Power PLC
2366963
Windmill Hill Business Park
Whitehill Way
Swindon
Wiltshire SN5 6PB

National Power (Cogeneration Trading) Limited
2745602
Windmill Hill Business Park
Whitehill Way
Swindon
Wiltshire SN5 6PB

Norsk Hydro (U.K.) Limited
841421
Bridge House
69 London Road
Twickenham
Middlesex TW1 1RH

Northern Electric plc
2366942
Carliol House
Market Street
Newcastle upon Tyne
Tyne & Wear NE1 6NE

NORWEB plc
2366949
PO Box 14
410 Birchwood Boulevard
Warrington
Cheshire WA3 7GA

Nuclear Electric Limited
3076445
Barnett Way
Barnwood
Gloucester GL4 3RS

Peterborough Power Limited
2353599
Wherstead Park
Wherstead
Ipswich
Suffolk 1P9 2AQ

PowerGen plc
2366970
53 New Broad Street
London EC2M 1JJ

Railtrack plc
2904587
Railtrack House
Euston Square
London
NW1 2EE

Regional Power Generators Limited
2352390
Wetherby Road
Scarcroft
Leeds LS14 3HS

Rocksavage Power Company, Ltd
FC18868
Maples & Calder, Ugland House
PO Box 309
George Town
Grand Cayman
Cayman Islands
British West Ind

SaltEnd Cogeneration Company
3274949
Britannic House
1 Finsbury Circus
London
EC2M 7BA

Savage Land Limited
3145444
20 St. James's Street
London
SW1A 1ES

Scottish Hydro-Electric plc
SC117119
10 Dunkeld Road
Perth PH1 5WA

Scottish Power plc
Sc117120
1 Atlantic Quay
Glasgow G2 8SP

Seabank Power Limited
2591188
Severn Road
Hallen
Bristol
BS10 7SP

SEEBOARD plc
2366867
Forest Gate
Brighton Road
Crawley
West Sussex RH11 9BH

Shell Power Limited
2559630
Shell Mex House
Strand
London WC2R 0DX

Siemens plc
727817
Siemens House
Oldbury
Bracknell
Berkshire
RG12 8FZ

Slough Energy Supplies Limited
2474514
234 Bath Road
Slough
Berkshire SL1 4EE

South East London Combined Heat and Power Limited
2489384
37-41 Old Queen Street
London
SW1H 9JA

Southern Electric plc
2366879
Southern Electric House
Westacott Way
Littlewick Green
Maidenhead
Berkshire SL6 3QB

Southern Energy (UK) Generation Limited
3321733
200 Aldersgate Street
London
EC1A 4JJ

South Wales Electricity plc
2366985
Newport Road
St. Mellons
Cardiff
South Glamorgan CF3 9XW

South Western Electricity plc
2366894
800 Park Avenue
Aztec West
Almondsbury
Bristol
BS12 4SE

Sutton Bridge Power
2586357
4, Millbank
London
SW1P 3ET

Teesside Power Limited
2464040
4 Millbank
London SW1P 3ET

The Renewable Energy Company Limited
3043412
Stroud House
Russell Street
Stroud
Gloucestershire
GL5 3AN

Tyne Property Development Limited
1194995
Siemens House
Oldbury
Bracknell
Berkshire
RG12 8FZ

UK Electric Power Limited
2844010
Williams Denton Jones
Glamaber
Bangor
Gwynedd
LL57 2DY

UML Limited
661900
Thermal Road
Bromborough
Wirral
Merseyside L62 4XG

Wainstones Power Limited
3462783
Pickfords Wharf
Clink Street
London SE1 9DF

Yorkshire Electricity Group plc
2366995
Wetherby Road
Scarcroft
Leeds LS14 3HS

                                   SCHEDULE 2

                     NEW SCHEDULE 4 TO THE MASTER AGREEMENT

                            TRANSMISSION USERS GROUP


1.       INTRODUCTION

1.1 In this Schedule the following expressions shall bear the following meanings:


"Industry Party"                       has the meaning given to that expression
                                       in the TUG Constitution;

"New Tug Party"                        means any person who applies to be
                                       admitted in the capacity of TUG Party and who is an Industry Party and who is not already a Party at the time of application;

"Representative"                       has the meaning given to that expression
                                       in the TUG Constitution;

"Transmission Users Group" or "TUG"    means the group established pursuant to
                                       paragraph 4 of this Schedule;

"TUG Confidential Information"         means all data and other information
                                       supplied to a Party or a TUG Party by
                                       another Party or
                                       TUG Party under the provisions of this
                                       Schedule;

"TUG Deed of Accession"                means a deed in, or
                                       substantially in, the form set out in
                                       Appendix 1 to this Schedule as amended
                                       from time to time in accordance with the terms of this Agreement; and

"TUG Constitution"                     means the constitution and
                                       rules of the Transmission Users Group in the form set out in Appendix 2 to this Schedule as amended from time to time in accordance with the terms of this Agreement and the TUG Constitution.

1.2 Without prejudice to the terms of paragraph 8, the Parties and the TUG Parties expressly agree and acknowledge that the expression "TUG Party" shall not be capable of amendment without the consent of TUG Parties, but that any word or expression which is not defined in paragraph 1.1 but which is a definition for the purposes of this Agreement and is used primarily for parts of this Agreement other than this Schedule shall, subject to paragraph 2.3 and without prejudice to paragraph 2.5, be capable of being amended without such consent notwithstanding that it may also be used in this Schedule.

2.       AMENDMENTS AND MODIFICATIONS

2.1      OBLIGATIONS

         2.1.1 The Parties and TUG Parties expressly acknowledge and agree that each TUG Party is bound only to the extent of the obligations which are expressly set out or referred to in this Schedule (including those provisions incorporated herein by reference in paragraph 5) and not by any other provision of this Agreement.

         2.1.2 Each TUG Party agrees to comply with the provisions of this Schedule (including those provisions of this Agreement incorporated herein by reference in paragraph 5).

         2.1.3 The Parties and TUG Parties further expressly agree that any TUG Party shall be conferred only with such rights in respect of this Agreement as are expressed to be conferred on it as TUG Party pursuant to provisions which are expressly set out in this Schedule (including those provisions incorporated herein by reference in paragraph 5).

         2.1.4 References in this paragraph 2.1 to this Schedule shall include references to this Schedule as varied, modified or supplemented from time to time in accordance with the terms of this Agreement.

2.2      CONSENT

         The consent or agreement of any TUG Party shall not be required to any modification, abrogation, amendment or suspension of any provision of this Agreement which is not expressly set out in this Schedule (and for this purpose the provisions of this Agreement incorporated herein by reference in paragraph 5 shall be deemed to be not set out in this Schedule). Each TUG party hereby irrevocably waives any rights which it might be considered or held to have to consent or agree to any such modification, abrogation, amendment or suspension.

2.3      AUTHORISATION TO AMEND

         Without prejudice to paragraphs 2.1, 2.2 and 2.5 each TUG Party hereby unconditionally and irrevocably authorises and instructs NGC to sign on its behalf amending agreements to this Agreement, to execute any agreement which modifies, abrogates, amends or suspends any provision of this Agreement in circumstances where such TUG Party's consent or approval is not required, and undertakes not to withdraw, qualify or revoke such authority and instruction at any time.

2.4      NOTIFICATION

         NGC shall notify each TUG Party forthwith of all amendments, modifications, abrogations and suspensions which are made to this Agreement for which the consent or agreement of such TUG Party is not required.

2.5      APPEAL TO DIRECTOR

         2.5.1 Where any TUG Party considers that any modification, abrogation, amendment or suspension proposed to be made to any provisions of the Agreement in respect of which the consent or approval of a TUG Party is not required (pursuant to paragraph 2.2) would have a material adverse effect on its rights and liabilities as a TUG Party as set out in this Schedule (the "proposed change"), it shall have the right in the prescribed time limits to refer the matter in writing to the Director (such referral to be copied to NGC, each Party and each TUG party) who shall determine, taking into account the views of Parties, whether such proposed change has a material adverse effect on the basis of TUG Parties as a group. The Director shall not have locus standi to consider perceived or actual prejudice to an individual TUG Party. The Director's determination shall be final and binding for all purposes.

         2.5.2 For the purposes of enabling a TUG Party to appeal to the Director in accordance with the terms of paragraph 2.5.1, NGC shall give all TUG Parties and the Director notice of the proposed change at least 14 clear days prior to the implementation of the proposed change in accordance with the provisions of this Agreement.

         2.5.3 If an appeal to the Director against a proposed change is made within 14 days after notification by NGC pursuant to paragraph 2.5.2, the change shall not come into effect until the determination of the Director has been made in accordance with the terms of paragraph 2.5.4 or paragraph 2.5.5 applies. If no appeal is made within the said 14 days, the change shall come into effect on the expiry of that period.

         2.5.4 The Director shall within 28 days of receipt of a referral pursuant to paragraph 2.5.1 or such longer period as shall be agreed in writing by the Director and NGC, make the determination referred to therein giving supporting reasons and:

                  (a) if the determination of the Director is that the proposed change does not have a material adverse effect upon the rights and liabilities as set out in this Schedule of the TUG Parties as a group, then the proposed change shall come into effect in accordance with the provisions of this Agreement;

                  (b) if the determination of the Director is that the proposed change does have a material adverse effect upon the rights and liabilities as set out in this Schedule of the TUG Parties as a group, the Director shall require that the proposed change does not come into effect and in which case such proposed change shall not come into effect; and

                  (c) if the Director determines that a proposed change is not to come into effect pursuant to paragraph 2.5.4(b), the Director shall have no authority to require any modifications to the proposed change to obviate or mitigate such material adverse effect or to require any other change.

         2.5.5 If the Director does not make his determination within 28 days of receipt of a referral or, such other period as shall have been agreed in writing by the Director and NGC, in accordance with the terms of paragraph 2.5.4, the proposed change shall come into effect in accordance with the provisions of this Agreement.

3.       TUG PARTIES

3.1 The Parties and TUG Parties shall admit a New TUG Party as an additional party for the purposes of this Schedule only, on the terms set out in paragraph 2. Such admission shall take effect by way of a TUG Deed of Accession prepared by NGC at the expense and cost of the New TUG Party and to be executed by NGC for itself and on behalf of all other Parties and TUG Parties. Upon execution and delivery of the TUG Deed of Accession by NGC and the New TUG Party and subject to the terms and conditions of that TUG Deed of Accession, the New TUG Party shall, for the purposes of this Schedule only, on the terms set out in paragraph 2, become a TUG Party.

3.2 Each Party and each TUG Party hereby authorises and instructs NGC to execute any such TUG Deed of Accession on its behalf and undertakes not to withdraw, qualify or revoke any such authority or instruction at any time.

3.3 NGC shall promptly notify all Parties and all TUG Parties in writing that the New TUG party has become a TUG Party.

3.4 In addition to the provisions of paragraph 6, a TUG Party shall cease to be a TUG Party when it accedes to this Agreement as a party.

4.       ESTABLISHMENT OF THE TRANSMISSION USERS GROUP

4.1 Each Party and each TUG party hereby agrees to the establishment of the Transmission Users Group upon the terms and subject to the conditions of this Agreement and the TUG Constitution and agrees to comply with the provisions of the TUG Constitution.

5.       INCORPORATION BY REFERENCE

5.1 The provisions of Clauses 1, 15, 20 to 24 inclusive and 26 to 30 inclusive of this Agreement shall be deemed to be incorporated into this Schedule 4 mutatis mutandis as if each reference therein to the word "Party" were a reference to the words "Party and TUG Party" and each reference therein to the word "Parties" were to the words "Parties and TUG Parties".

5.2 For the avoidance of doubt, the provisions of Clauses 2 to 14 inclusive, 16 to 19 inclusive and 25 shall not be regarded as incorporated into this Schedule and shall not apply to this Schedule.

6.       DURATION AND TERMINATION

6.1 A TUG Party shall automatically cease to be a TUG Party upon ceasing to be an Industry Party.

6.2 A Party (other than NGC) which is not an Industry Party shall not be bound by this Schedule and shall have no rights or obligations in relation to this Schedule. A Party which ceases to be an Industry Party shall automatically cease to be bound by this Schedule and shall have no rights or obligations in relation this Schedule.

6.3 A person ceasing to be a TUG Party (including under paragraph 3.4) shall not affect any rights or obligations of such TUG Party which may have accrued to the date of termination or expiry and shall not affect any continuing obligations of any TUG Party under this Agreement.

6.4 A Party ceasing to be bound by the provisions of this Schedule in accordance with paragraph 6.2 shall not affect any rights or obligations of such Party which may have accrued to the date on which it ceased to be an Industry Party and shall not affect any continuing obligations of any Party under this Agreement.

6.5 Following termination of this Agreement paragraph 7 shall remain in full force and effect.

7.       CONFIDENTIALITY

7.1 Each Party and each TUG Party (each an "Obligor") hereby undertakes with each other Party and each other TUG Party that it shall preserve the confidentiality of, and not directly or indirectly reveal, report, publish, disclose, transfer or use for its own purposes, TUG Confidential Information except:

         7.1.1    in the circumstances set out in paragraph 7.2; or

         7.1.2    to the extent otherwise expressly permitted by this Schedule;
                  or

         7.1.3 with the prior consent in writing of the other Parties and TUG Parties to whose affairs such TUG Confidential Information relates.

7.2      The circumstances referred to in paragraph 7.1 are:

         7.2.1 where the TUG Confidential Information is in the public domain before it is furnished to the Obligor; or

         7.2.2 where the TUG Confidential Information after it is furnished to Obligor:

                  (a) is acquired by the Obligor in circumstances to which this paragraph 7 does not apply;

                  (b) is acquired by the Obligor in circumstances to which this paragraph 7 does apply but then ceases to be subject to the restrictions imposed by this paragraph 7; or

                  (c)      enters the public domain.

                  and in any case otherwise than as a result of (i) a breach by the Obligor of its obligations in this paragraph 7 or (ii) a breach by the person who disclosed that TUG Confidential Information of that person's confidentiality obligation and the Obligor is aware of such breach; or

         7.2.3 if the Obligor is required or permitted to make disclosure of the TUG Confidential Information to any person:

                  (a) in compliance with the Obligor under the Act or any other requirements of a Competent Authority; or

                  (b) in compliance with the conditions of any License or any document referred to in any License with which the Obligor is required to comply; or

                  (c)      in compliance with any other requirement or law; or

                  (d) in response to a requirement of any stock exchange or regulatory authority or the Panel or Take-overs and Mergers; or

                  (e) pursuant to the Arbitration Rules for the Electricity Arbitration Association or pursuant to any judicial or other arbitral process or tribunal having jurisdiction in relation to the Obligor; or

                  (f) in compliance with the requirements of Section 35 of the Act and with the provisions of the Fuel Security Code; or

         7.2.4 if the Obligor makes disclosure of the TUG Confidential Information to its employees, directors, agents, consultants and professional advisers in each case on the basis set out in paragraph 7.3; or

         7.2.5 if the Obligor makes disclosure of the TUG Confidential Information in circumstances where it is expressly permitted or required to disclose that information under the terms of any agreement or arrangement (including this Agreement) with the party to whose affairs such TUG Confidential Information relates.

7.3 The Obligor shall adopt procedures within its organisation (applicable to (without limitation) its employees and directors) to ensuring the confidentiality of TUG Confidential Information which it is obliged to preserve as confidential under paragraph 7.1. These procedures shall include, but shall not necessarily be limited to:

         7.3.1 TUG Confidential Information will be disseminated within the Obligor only on a "need to know" basis;

         7.3.2 agents, consultants and professional advisers of the Obligor in receipt of TUG Confidential Information will be made fully aware of the Obligor's obligations of confidence in relation thereto and enter into similar confidentiality undertakings as are given by the Obligor under this paragraph 7; and

         7.3.3 any copies of the TUG Confidential Information whether in hard copy or computerized form will clearly identify the TUG Confidential Information as confidential.

7.4 The provisions of this paragraph 7 shall continue to bind a person after its cessation as a Party or a TUG Party (as the case may be) for whatever reason.

8.       VARIATIONS

8.1 Subject to the terms of paragraphs 8.2 and 8.3, no variations to this Schedule (including, without limitation, this paragraph 8) shall be effective unless made in writing and signed by and on behalf of all Parties and all TUG Parties. The Parties and the TUG Parties shall effect any amendment required to be made to this Schedule by the Director as a result of a change in the Transmission License or any order or direction made pursuant to the Act or a License and each Party and each TUG Party hereby authorises and instructs NGC to make any such amendment on its behalf and undertakes to withdraw, qualify or revoke such authority or instruction at any time.

8.2 Subject to the terms of paragraph 8.4, all variations to the TUG Constitution shall be made in accordance with the terms of paragraph
         14.8 of the TUG Constitution or any other relevant provision of the TUG Constitution from time to time providing for amendments of the TUG Constitution. Each Party and each TUG Party hereby authorises and instructs NGC to make and to sign any amendment on its behalf which are approved pursuant to the terms of the TUG Constitution and undertakes not to withdraw, qualify or revoke such authority or instruction at any time.

8.3 Notwithstanding the terms of paragraph 1.2, the meanings of the expressions "Industry Party" and "Representative" which are primarily defined in the TUG Constitution shall only be amended in accordance with the provisions of the TUG Constitution.

8.4 In the event of any inconsistency between the provisions of the TUG Constitution and the Agreement, the provisions of the Agreement shall prevail.

9.       RATIFICATION

         Each of the Parties and the TUG parties hereby ratifies the appointment of those individuals listed in Appendix 1 of the TUG Constitution (in its form when first brought into effect) as the first officers and Representatives of the Transmission Users Group and expressly acknowledge and agree that those individuals are Representatives and officers of the Transmission Users Group duly appointed in accordance with the terms of the TUG Constitution.

10.      INDEMNITIES

10.1 Subject to the terms of paragraph 10.2 and 10.3, each Party and each TUG Party (in their respective capacities as Industry Parties) expressly acknowledges and agrees that it shall indemnify and keep indemnified the Representative by whom it is represented as provided in paragraph 6.1 of the TUG Constitution (and, if more than one, as between the relevant Parties and TUG Parties rateably in proportion to their weighted voting rights as provided in paragraph 14.6 of the TUG Constitution) from and against any and all costs (including legal costs), charges, expenses, damages, or other liabilities properly incurred or suffered by the Representative in relation to the Transmission Users Group or his office as a Representative or the due exercise by him of his powers, duties and responsibilities as a Representative under this Agreement and the TUG Constitution and all claims, demands or proceedings arising out of or in connection with the same except any such costs, charges, expenses, damages or other liabilities which are suffered or incurred or occasioned by the wilful default or bad faith of, or breach of obligation, duty or trust by such a Representative.

10.2 Where a Representative represents more than one Industry Party, each Party and each TUG Party (in their respective capacities as Industry Parties) who is represented by such Representative agrees to indemnify such Representative on a joint and several basis in accordance with the terms of paragraph 10.1.

10.3 Each Party and each TUG Party shall upon the request of any Representative by whom the Party or TUG Party is represented, provide to such Representative a written deed of indemnity reflecting the terms of this paragraph 10.

                                   APPENDIX 1


                            FORM OF DEED OF ACCESSION



THIS DEED OF ACCESSION is made on [                                        ]

BETWEEN:

(1) [ ], a company incorporated [with limited liability] under the laws of [ ] (registered number [ ]) and having its [registered] [principal] office at [ ] (the "New TUG Party"); and

(2) The National Grid Company plc ("NGC") on behalf of all the parties to the Master Agreement referred to below.

WHEREAS:

(A) By an agreement dated 30th March, 1990 (the "Master Agreement") made between The National Grid Company plc and the Users (as named therein) (as amended, varied, supplemented and modified) the parties thereto agreed to establish a contractual framework between NGC and the Users pursuant to which supplemental agreements would be entered into providing for (inter alia) connection to NGC's Transmission System and the payment of certain charges.

(B) By paragraph 3 of Schedule 4 to the Master Agreement additional parties may be admitted to that Agreement for the purposes of, and only to be bound by and conferred rights in accordance with, Schedule 4 thereto in the capacity of TUG Party; and

(C) The New TUG Party is not a Party or a TUG Party and has requested that it be admitted as a TUG Party pursuant to paragraph 3 of Schedule 4 to the Master Agreement and each of the Parties and TUG Parties hereby agrees to such admission.

NOW IT IS HEREBY AGREED as follows:

1. Unless the context otherwise requires, words and expressions defined in the Master Agreement used for the purposes of Schedule 4 to the Master Agreement shall bear the same meanings respectively when used herein.

2. NGC (acting on behalf of each of the Parties and TUG Parties) hereby admits the New TUG Party as an additional TUG Party under Schedule 4 to the Master Agreement on the terms and conditions hereof and with effect from [insert effective date of admission].

3. The New TUG Party hereby accepts its admission as a TUG Party and undertakes with NGC (acting on behalf of each of the Parties and TUG Parties) to perform and to be bound by the terms and conditions of
         Schedule 4 to the Master Agreement as a TUG Party as from the [insert effective date of admission].

4. For all purposes in connection with the Master Agreement the New TUG Party shall as from the [insert effective date of admission] be treated including for the purposes of paragraph 2 of Schedule 4 to the Master Agreement as if it had been a signatory of the Master Agreement as TUG Party and as if this Agreement were part of the Master Agreement, and the rights and obligations of the Parties and TUG Parties shall be construed accordingly.

5. The New TUG Party, the Parties and the TUG Parties expressly acknowledge and confirm that, pursuant to paragraph 2.1 of Schedule 4 to the Master Agreement with effect from [insert effective date of admission] the New TUG Party shall only be bound by, and conferred rights in accordance with, Schedule 4 to the Master Agreement in the sole capacity of TUG Party.

6. The New TUG Party expressly consents to be bound by the provisions of paragraphs 2.2 and 2.3 of Schedule 4 to the Master Agreement.

7. This Deed and the Master Agreement shall be read and construed as one document and references in the Master Agreement to the Master Agreement (howsoever expressed) shall be read and construed as references to the Master Agreement and this Deed.

8. This Deed shall be governed by and construed in all respects in accordance with English law and the provisions of Clauses 27 and 28 of the Master Agreement as incorporated into Schedule 4 thereto by paragraph 5 thereof shall apply hereto mutatis mutandis.

IN WITNESS whereof this document has been duly executed and delivered as deed the day and year first above written.


EXECUTED as a DEED by
[NEW TUG PARTY]


___________________________
Director



___________________________
Director/Secretary



Notice details (Clause 23 of the Master Agreement as incorporated into Schedule
--------------
4 thereto by paragraph 5 thereof).


Address:

Telex number:

Facsimile number:

Attention:



EXECUTED as a DEED by
THE NATIONAL GRID COMPANY PLC for and on behalf of each of the Parties (including TUG Parties) to the Master Agreement


___________________________
Director


___________________________
Director/Secretary

                                   APPENDIX 2


                       FORM OF TUG CONSTITUTION AND RULES

                                                    THE TRANSMISSION USERS GROUP

                             CONSTITUTION AND RULES


1.       NAME OF THE GROUP

         The Group shall be called the "Transmission Users Group."


2.       DEFINITIONS AND INTERPRETATION

2.1 The following words and expressions shall have the following meanings in this Constitution and Rules:


"Ancillary Service"                   has the meaning given to that phrase in
                                      the Grid Code;

"Chairman"                            means the person appointed to be Chairman
                                      from time to time pursuant to paragraph
                                      7.1 the Vice Chairman when acting as
                                      Chairman, and a Representative appointed to be Chairman of a Meeting of the Group pursuant to paragraph 7.2;

"Constitution"                        means the constitution and rules of the
                                      Group as set out herein, as may be
                                      amended from time to time in accordance
                                      with the terms of the Master Agreement;

"Consumer Party"                      means any body which, from time to
                                      time is included on the list drawn up by the Chairman pursuant to Part 2 of Appendix 2;

"Consumer Party Representative"       means a representative appointed in
                                      accordance with paragraph 6.3 and who has entered into a Letter of Undertaking;

"Domestic Consumer"                   means a customer supplied or to be
                                      supplied at premises used by him wholly or mainly for domestic purposes;

"Externally Interconnected Party"     has the meaning given to that phrase in
                                      the Grid Code;

"External Pool Members"               has the meaning given to that phrase in
                                      the Grid Code;

"Generator"                           has the meaning given to that phrase in
                                      the Grid Code;

"Grid Code Review Panel"              has the meaning given to that phrase in
                                      the Grid Code;

"Group"                               means the Transmission Users Group;

"Industry Party"                      means each person who is one or more of
                                      the following:

                                      (a)  Generator;
                                      (b)  Public Electricity Supplier;
                                      (c)  Second Tier Supplier;
                                      (d)  Non Embedded Customer;
                                      (e)  Externally Interconnected Party;
                                      (f)  External Pool Member
                                      (g)  provider of Ancillary Services not
                                           otherwise included in the above list;

                                      and who:

                                      has had votes allocated to it on 1st April of the applicable TUG Year as a result of the vote allocation procedure carried out in accordance with paragraph 6 of the Constitution;

                                      continues to be within one or more of the categories within the list in (a) to (g) above during the applicable TUG Year; and

                                      has agreed to be bound by the provisions relating to the Group contained in
                                      Schedule 4 of the Master Agreement or when admitted as a Party or TUG Party will become bound by the provisions relating to the Group contained in Schedule 4 of the Master Agreement without having to satisfy any further conditions;

"Industry Party Group"                means in relation to any Industry Party
                                      that Industry Party 2nd any affiliate (as defined in the Pooling 2nd Settlement
                                      Agreement) and related undertaking (as
                                      defined in the Pooling 2nd Settlement
                                      Agreement) of that Industry Party which is itself an Industry Party;

"Industry Party Representative"       means a representative appointed in
                                      accordance with paragraph 6.1;

"Interested Party"                    means both Consumer Parties and Industry
                                      Parties;

"Interested Parties' Meeting"         means the annual meeting referred to in
                                      paragraph 11.3 to which Interested Parties
                                      NGC and Non-Voting Representatives may
                                      attend;

"Letter of Undertaking"               means a letter of undertaking to be signed
                                      by each Consumer Representative in the
                                      form set out in Appendix 4;

"Master Agreement"                    means the Master Connection and Use of
                                      System Agreement dated 30 March 1990 as
                                      amended from time to time;

"NGC Representative"                  means a representative appointed in
                                      accordance with paragraph 6.4;

"Nomination Form"                     means the form of that name referred to in
                                      paragraph 4 of Part 1 of Appendix 2;

"Non-Embedded Customer"               has the meaning given to that phrase in
                                      the Grid Code;

"Non-Voting Representative"           means a representative referred to in
                                      paragraph 5.1.3;

"Representative"                      means either an Industry Party
                                      Representative, a Consumer Party
                                      Representative, the NGC Representative or a Non-Voting Representative, or all or some as the context requires;

"Second Tier Suppliers"               has the meaning given to that phrase in
                                      the Grid Code;

"Secretary"                           means the person duly appointed from time
                                      to time pursuant to paragraph 8;

"TUG Issues"                          means the objects of the Group as set out
                                      in paragraph 4;

"TUG Year"                            means a year beginning on 1 April each
                                      year;

"Vice Chairman"                       means the person appointed to be Vice
                                      Chairman from time to time pursuant to
                                      paragraph 7.3;

"Voting Paper"                        means the paper of that name referred to
                                      in paragraph 8 of Part 1 of Appendix 2;
                                      and

"Voting Representative"               means a representative referred to in
                                      paragraph 5.1.2.


2.2 Except as otherwise provided herein and unless the context otherwise admits, words and expressions used herein shall have the same meaning as defined in the Pooling and Settlement Agreement or the Master Agreement. In the event of conflict the definition used in the Master Agreement will prevail.

2.3 Words importing the singular only also include the plural and vice versa where the context requires. Words importing the masculine only also include the feminine.

2.4 Headings and titles shall not be taken into consideration in the interpretation or construction of the words and expressions used herein.

2.5 Unless the context otherwise requires, references in this Constitution to a particular paragraph or Appendix shall be a reference to that paragraph or Appendix in this Constitution.


3.       CONSTITUTION

         The Group is a standing body established pursuant to the Master Agreement to deal with TUG Issues.


4.       OBJECTS AND POWERS

4.1 The object of the Group shall be to meet to consider and/or discuss electricity transmission related issues.

4.2      The Group shall also have the following powers:

         4.2.1 to consider the adoption of issues which other bodies (including the Executive Committee (PEC) and the Grid Code Review Panel) may offer to it, or agree to pass to it, and the mechanics of such adoption;

         4.2.2    to amend the Constitution of the Group from time to time; and

         4.2.3 to consider whether the Group should request other bodies to adopt TUG Issues which it would like to refer to such other bodies.


5.       MEMBERSHIP

5.1      The Group shall consist of:

         5.1.1    Officers

                  (a)      a Chairman; and

                  (b)      a Secretary.

         5.1.2    Voting Representatives

                  (a) not more than 15 Industry Party Representatives appointed in accordance with paragraph 6.1; and

                  (b) not more than 3 Consumer Party Representatives appointed in accordance with paragraph 6.3.

         5.1.3    Non-Voting Representatives

                  (a)     1 observer nominated by the Executive Committee (PEC);

                  (b)     1 observer nominated by the Director; and

                  (c)     1 observer nominated by the Grid Code Review Panel.

         5.1.4    NGC Representative

                  Not more than 1 NGC Representative.

5.2 Experts may also attend meetings of the Group in accordance with the provisions of paragraph 14.3.

5.3 A list of the first Representatives, the Chairman and the Secretary of the Group is set out in Appendix 1. A revised copy of Appendix 1 will be circulated to Representatives and to the Chairman as soon as reasonably practicable following any change, and the revised Appendix 1 will replace the then existing Appendix 1. Any revision of Appendix 1 to reflect changes to Representatives or the Chairman will be deemed not to be an amendment to the Constitution pursuant to paragraph 14.

5.4 No person other than an individual shall be appointed a Representative (or alternate) or the Chairman. An individual shall not be appointed as a Voting Representative if he is an employee or officer of or a person acting exclusively for a company or other entity (whether or not a corporate body) which already has a Voting Representative on the Group or if his appointment as a Voting Representative would result in the Group consisting of two or more Voting Representatives from the same Industry Party Group.


6.       Appointment of Representation

6.1      Industry Party Representatives

         Industry Party Representatives will be elected in accordance with the election procedure set out in Part 1 of Appendix 2, which election shall be conducted by NGC. The Group will review and amend as necessary from time to time the election procedure set out in Part 1 of Appendix 2 in relation to Industry Party Representatives and will in any event carry out such a review not earlier than 12 months but no later than 24 months of the Group being established.

6.2      Representative's Constituents

         6.2.1    An Industry Party Representative shall:

                  6.2.1.1           in the case of Industry Party
                                    Representatives who have been elected
                                    pursuant to Part 1 of Appendix 2, represent the interests of:

                                    (a)     all the Industry Parties on whose
                                            Voting Paper he was the highest
                                            placed preference amongst those
                                            elected in accordance with paragraph
                                            8 of Part 1 of Appendix 2; and

                                    (b)     in the case of those Industry
                                            Parties who did not express a
                                            preference for any elected
                                            Representative, those who have
                                            subsequently selected such
                                            Representative as their choice
                                            pursuant to paragraph 6.2.2.

                  6.2.1.2 in the case of Industry Party Representatives who (as a result of there being 15 or fewer than 15 nominations received) have been appointed pursuant to paragraph 7.1 of Part 1 of Appendix 2, represent the interests of:

                                    (a)     all the Industry Parties who
                                            nominated him in accordance with
                                            paragraph 6 of Part 1 of Appendix 2;
                                            and

                                    (b)     in the case of those Industry
                                            Parties who did not make a
                                            nomination, those who have
                                            subsequently selected such
                                            Representative as their choice
                                            pursuant to paragraph 6.2.2.

         6.2.2    In the event that an Industry Party did not:

                  6.2.2.1 express a preference for any elected Industry Party Representative; or

                  6.2.2.2 nominate an Industry Party Representative appointed pursuant to paragraph 7.1 of Part 1 of Appendix 2 (as the case may be),

                  that Industry Party may choose subsequently to select one of the elected or appointed (as the case may be) Industry Party Representatives to be its Representative in accordance with paragraph 7.3 or 10 (as the case may be) of Part 1 of Appendix
                  2. If it does not so select one of the elected or appointed (as the case may be) Industry Party Representatives, then it shall not be represented.

         6.2.3 an Industry Party Representative cannot refuse to represent an Industry Party who selects him under paragraphs 6.2.1 and 6.2.2.

6.3      Consumer Party Representatives

         Consumer Party Representatives (one of whom must represent the interests of Domestic Consumers and no more than 2 may represent the interests of other consumers) will be appointed in accordance with Part 2 of Appendix 2, which procedure shall be conducted by the Chairman. No person (including, for the avoidance of doubt, Industry Parties and Representatives) shall be entitled to make any claim for compensation or damages or any other relief whatsoever against NGC as a result of NGC performing its obligations in accordance with paragraph 1 of Part 2 of Appendix 2. The Group will review and amend as necessary from time to time the selection procedure set out in Part 2 of Appendix 2 in relation to Consumer Party Representatives and will in any event carry out such a review not earlier than 12 months but no later than 24 months of the Group being established.

6.4      NGC Representative

         NGC will, from time to time, appoint a person to act as the NGC Representative and shall have the power to remove such person so appointed. Any appointment or removal of the NGC Representative shall be effected by notice in writing and delivered to the Secretary or tendered at a meeting of the Group.

6.5      Non-Voting Representatives

         Non-Voting Representatives are those listed in paragraph 5.1.3. Each Non-Voting Representative may attend meetings of the Group, and may speak, but cannot vote.

6.6      Appeal/Audit of election/selection procedure for Representatives

         If any Interested Party believes that the procedures set out in Parts 1 or 2 (as the case may be) of Appendix 2 have not been followed correctly to a significant extent it may ask the Chairman appointed pursuant to paragraph 7.1 to investigate. If, following investigation (which shall take such form as the Chairman decides) the Chairman believes there are grounds for further investigation, the Chairman shall appoint a suitable external person or body to carry out further investigation. The Chairman shall carry out such investigation as expeditiously as is reasonably practicable. In any event, the Chairman shall report on the progress of such investigation at the next meeting of the Group following a request by any Interested Party to investigate and subsequent meetings of the Group if necessary.

6.7      Findings of Appeal/Audit of Election/Selection Procedure for
         Representatives

         If, as a result of an investigation carried out under paragraph 6.6 above it is found:

         6.7.1 that the number of votes allocated to Industry Parties is incorrect; or

         6.7.2 that as a result of an incorrect allocation of votes between Industry Parties or a miscalculation of votes, an Industry Party Representative would have not been elected had the votes been allocated or calculated correctly; or

         6.7.3 that the procedure for the selection of Consumer Party Representatives had not been followed correctly to a significant extent,

         then the Representatives elected or selected (as the case may be) shall remain Representatives of the Group until the next election or selection procedure (as the case may be). In the event of the votes allocated between Industry Parties being incorrect then NGC shall re-allocate the votes appropriately between Industry Parties.

7.       CHAIRMAN

7.1 Upon the retirement or removal by NGC of the first and each successive Chairman, NGC shall appoint a person to act as Chairman. The Chairman shall be an executive director of NGC except for the first Chairman who shall be the "Director, Commercial and System Strategy" as at 1 April 1997.

7.2 The Chairman shall preside at every meeting of the Group at which he is present. If the Chairman is unable to be present at a meeting, the Vice-Chairman appointed pursuant to paragraph 7.3 shall act as Chairman. If neither the Chairman nor the Vice-Chairman is present within half an hour after the time appointed for holding the meeting, the Representative present may appoint a Representative to be Chairman of the meeting provided that such meeting is quorate in accordance with paragraph 13.2.

7.3 At the first meeting of the Group (and from time to time thereafter) the Representatives present at such meeting shall elect, by a simple majority on a show of hands, one of the Representatives to be Vice-Chairman. Representatives present shall each have one vote. For the avoidance of doubt Industry Party Representatives will not be required to vote in accordance with the wishes of those Interested Parties whom he represents and NonVoting Representatives and the NGC Representative present shall each have one vote on the election of a Vice-Chairman.

7.4 The Chairman shall have and carry out only such duties and responsibilities and exercise such powers as are expressly provided in this Constitution. The Chairman shall exercise impartially all such duties, responsibilities and powers.

7.5 If the Chairman does not carry out his duties and responsibilities in accordance with paragraph 7.4, the Group may pass a resolution which shall be recorded in the minutes of the Group expressing its concern at that failure.


8.       SECRETARY

8.1 NGC shall, unless the Group decides otherwise, perform the secretarial role in reaction to the Group and shall provide a Secretary together with such other staff as it shall deem necessary. NGC shall notify each Representative of the identity and address for correspondence of the Secretary as soon as reasonably practicable after his appointment.

8.2 The Secretary shall not be a Representative of the Group and shall not be entitled to cast a vote at any meeting although he shall have the right to speak at a meeting.

8.3 The Secretary's duties shall be to attend to the day to day operation of the Group and in particular to.

         8.3.1 attend to the requisition of meetings and to serve all requisite notices;

         8.3.2 maintain a register of names and addresses of Representatives and the Chairman and alternates as appointed from time to time; and

         8.3.3    keep minutes of all meetings.


9.       ALTERNATES

9.1 Each Representative shall have the power to appoint any individual to be his alternate and may at the Representative's discretion remove an alternate so appointed.

9.2 Any appointment or removal of an alternate shall (unless the Chairman otherwise agrees) be effected by notice in writing executed by the Representative appointing the alternate and delivered to the Secretary or tendered at a meeting of the Group.

9.3 If the Representative appointing the alternate so requests, an alternate shall be entitled to receive notice of all meetings of the Group or of meetings of sub-committees or working groups of which the Representative who appointed him is a member, and for the purpose of the proceedings at the meeting, the provisions of this Constitution shall apply as if the alternate were a Representative. Every person acting as an alternate shall have the votes of each Representative for whom that person acts as alternate, in addition to that person's own votes if he is also a Representative.

9.4 An alternate Representative shall cease to be an alternate if the Representative who appointed him ceases for any reason to be a Representative.

9.5 References in this Constitution to a Representative shall, unless the context otherwise requires, include his duly appointed alternate.


10.      VACATION OF OFFICE

10.1     The office of a Representative shall be vacated if:

         10.1.1 the Representative resigns his office by notice delivered to the Secretary; or

         10.1.2 three consecutive meetings of the Group have been held at which neither that Representative nor his alternate has been present, neither having submitted to the Chairman an explanation for absence which is acceptable in the reasonable opinion of the Chairman appointed pursuant to paragraph 7.1; or

         10.1.3 the Representative conducts himself in a manner which in the reasonable opinion of the Chairman appointed pursuant to paragraph 7.1 is unbecoming to the office of a Representative.

10.2 In the event that the office of an Industry Party Representative is vacated pursuant to paragraph 10.1 or such Industry Party Representative dies or ceases to be employed or exclusively retained by the company or other entity (whether or not a corporate body) which employed him at the time he was elected or (as the case may be) nominated then:

         10.2.1 those Industry Parties whom such Industry Party Representative represents (as identified on the list published by NGC pursuant to paragraph 11 of Part 1 of Appendix 2) may select a new Industry Party Representative;

         10.2.2 in the event that an Industry Party does not wish the newly selected Industry Party Representative to be its Representative it may select one of the other elected Industry Party Representatives to be its Representative;

         10.2.3 if it does not wish the newly elected Industry Party Representative to be its Representative and it does not so select one of the other elected Industry Party
                  Representatives, then it shall cease to be represented.

         In any event such Industry Party shall notify the Secretary of its selection or non- selection as the case may be.

10.3 In the event that the office of a Consumer Party Representative is vacated pursuant to paragraph 10.1 or such Consumer Party Representative dies, the Electricity Consumers' Committees Chairmen's Group shall be invited to select a new Consumer Party Representative.

10.4 In the event that the office of a Non-Voting Representative or the NGC Representative is vacated pursuant to paragraph 10.1 or such Representative dies then the Executive Committee (PEC) or the Director or the Grid Code Review Panel or NGC (as the case may be) will appoint a new Representative.

10.5     Any Representative elected or appointed pursuant to paragraphs 10.2 or
         10.3 above shall remain in office until such time as new elections take place pursuant to Part 1 of Appendix 2.

11.      MEETINGS

11.1 The Group shall call meetings at such regular scheduled times as it may decide, but in any event meetings shall be called no more than 8 weeks apart.

11.2 The Chairman or any Representative may request the Secretary to requisition further meetings by giving 21 days notice to the Secretary. The notice shall be:

         11.2.1   in writing; and

         11.2.2 contain a summary of the business that it is proposed will be conducted and the Secretary shall proceed to convene a meeting of the Group within 7 days of the date of expiry of such notice in accordance with the provisions of paragraph 12.

11.3 In March of each year an Interested Parties Meeting will be held. The following matters will be included on the agenda for the Interested Parties Meeting:

         11.3.1 a report from the Chairman on the business conducted by the Group over the preceding twelve months; and

         11.3.2 the appropriate elements of the election or appointment (as the case may be) of Representatives in accordance with the procedures set out in paragraphs 6.1 and 6.3.


12.      NOTICE OF MEETINGS

12.1 All meetings shall be called by the Secretary on at least 14 days written notice (exclusive of the day on which it is served and of the day for which it is given), or by shorter notice if so agreed by all Representatives and the Chairman.

12.2 If at any time a person has not been appointed as Secretary, or the Secretary is for any reason unable to act, the Chairman shall make alternative arrangements to convene meetings.

12.3 The notice of each meeting shall be given to all Representatives and to the Chairman and shall contain the time, date and venue of the meeting, an agenda and a summary of the business to be conducted.

12.4 The accidental omission to give notice of a meeting to, or the non-receipt of notice of a meeting by a person entitled to receive notice shall not invalidate the proceedings at that meeting.

12.5 By notice to the Secretary, any Representative can request additional matters to be considered at the meeting and provided such notice is given at least 10 days (exclusive of the day on which it is served and of the day for which it is given) before the date of the meeting, those matters will be included in a revised agenda for the meeting. The Secretary shall circulate the revised agenda to the Chairman and to each Representative as soon as practicable.

12.6 Each Representative and the Chairman shall from time to time communicate his address to the Secretary and all notices sent to such address shall be considered as having been duly given.

13.      PROCEEDINGS AT MEETING AND QUORUM

13.1 Subject to paragraph 11 and 12 the Group may meet for the transaction of business and adjourn and otherwise regulate its meetings as it thinks fit.

13.2 8 Voting Representatives and the NGC Representative present in person or by their alternates shall constitute a quorum for a meeting of the Group.

13.3 Subject to the provisions of paragraph 13.5, the Chairman may, after a reasonable period of time from the time appointed for holding any meeting of the Group decide that because a quorum is not present, the meeting shall be adjourned. The meeting shall be adjourned to such day, time and place as the Secretary may notify to Representatives and to the Chairman within 3 days of the adjournment. Alternatively, the Chairman may with the consent of all Representatives present decide that the meeting of the Group should proceed. In the case of a meeting which, at any time, ceases to be quorate the Chairman any also with the consent of all Representatives remaining decide that such meeting should continue.

13.4 A meeting adjourned in accordance with paragraph 13.3 shall not be called to take place within one week of the adjournment but may be called on less than 14 days notice. If at such adjourned meeting a quorum is not present within a reasonable period of time (as the Chairman may decide) from the time appointed for holding the meeting, the meeting shall not take place.

13.5 Only matters identified in the agenda referred to in paragraph 12.3 (or a revised agenda submitted pursuant to paragraph 12.5), and which have been discussed as an agenda item at a meeting of the Group which met the requirements of paragraph 13.2 at least 4 weeks prior, shall be resolved upon at a meeting (but this shall not prevent matters raised under the heading "Any Other Business" being discussed), provided that the meeting at which a matter is to be resolved upon is itself quorate or (in the case of a meeting which is not quorate throughout) the matter is resolved upon in that part of the meeting which was quorate.

13.6     In the event that:

         13.6.1 there was some defect in the appointment of either a Representative or the Chairman;

         13.6.2   the election procedure has not been properly followed;

         13.6.3 the votes cast by a Voting Representative did not reflect the views of those he represents; or

         13.6.4   the minutes are not approved.

         any decision taken by any meeting of the Group or of a sub committee or working group shall be valid as if such person had ben duly appointed, the election procedure had been duly followed, or the votes were fully reflective, or (as the case may be) the minutes had been duly approved provided that none of the events set out in paragraphs 13.6.1 to 13.6.4 above has occurred as a result of a failure by either an Interested Party or a Representative to act in good faith.

13.7 In the exercise of its powers and the performance of its duties and responsibilities, the Group shall have due regard for the need to promote the attainment of the objects of the Group set out in paragraph 4.1.

13.8 The Group, each Representative, the Chairman and the Secretary shall be entitled to rely upon any communication as document reasonably believed by it as him to be genuine and correct and to have been communicated as signed by the person by whom it purports to be communicated or signed.

14.      REPRESENTATION, VOTING AND RESOLUTIONS

14.1 The Chairman, each Representative and the Secretary shall be entitled to attend and speak at every meeting of the Group.

14.2 Subject to an Industry Party Representative's overriding obligation as a Representative of the Group set out in paragraph 13.7, in the exercise of his powers and the performance of his duties and responsibilities as a Representative, an Industry Party Representative shall represent the interests of the Industry Party or Parties as the case may be whom he represents pursuant to paragraph 6.2 above (including representing different views). An Industry Party Representative shall cast the votes of the Industry or Parties as the case may be whom he represents as directed by such Industry Parties.

14.3 Experts shall (at the discretion of the Chairman, due notice having been given to him prior to the meeting) be entitled to attend any meeting of the Group with a Representative and shall be entitled to speak at any meeting but shall not be entitled to vote on any issue.

14.4 Industry Parties shall between them have a maximum of 135,000,000 votes and Consumer Party Representatives shall between them have a maximum of 15,000,000 votes. Each Industry Party shall exercise its votes through the Representative who represents it. In respect of any vote by Representatives of the Group no resolution shall be passed without the agreement of the NGC Representative.

14.5 The votes allocated pursuant to Appendix 3 to Industry Parties who, as a result of failing to select one of the elected Industry Party Representatives pursuant to paragraph 6.2.2 or 10.2.2 are not represented on the Group shall not be re-allocated between those Industry Party who are represented on the Group.

14.6 Industry Parties and Consumer Party Representatives shall have votes calculated as set out in Appendix 3, such votes to be calculated by NGC. The Group will review and amend as necessary from time to time the provisions set out in Appendix 3 in relation to the calculation of votes for Industry Parties and Consumer Party Representatives and will in any event carry out such a review not earlier than 12 months but no later than 24 months of the Group being established.

14.7     Appeal on a vote to change Constitution and Rules

         If any Industry Party does not agree with any proposed change to the Constitution it may (in circumstances where the provisions of License Condition 10C(3) of NGC's Transmission License apply) request the Director to make a determination pursuant to License Condition 10C(3) of NGC's Transmission License.

14.8 This Constitution shall not be changed other than by a majority vote of 65% of votes cast by Voting Representatives at a meeting of the Group which is quorate pursuant to paragraph 13.2 and endorsed by NGC pursuant to paragraph 14.4.

15.      MINUTES

15.1 The Secretary shall circulate copies of the minutes of each meeting of the Group and of Group decisions to each Representative and to the Chairman as soon as practicable and in any event within 14 days after the relevant meeting has been held.

15.2 If the Secretary receives any comments on the minutes, he shall then include those aspects of the minutes upon which there is disagreement into the agenda for the next following meeting of the Group as the first item for resolution. The minutes shall be formally approved at the next following meeting.

16.      SUB COMMITTEE AND WORKING GROUPS

16.1 The Group may establish sub-committees from time to time. Each sub-committee:

         16.1.1 shall be composed of such persons (whether or not Representatives) and shall discharge such rights, powers, duties and responsibilities as the Group may determine;

         16.1.2 shall be given and shall be subject to written terms of reference and to such procedures as the Group may determine;

         16.1.3 shall, in the exercise of its rights and powers and the performance of its duties and responsibilities delegated to it by the Group, at all times conduct itself and its affairs in a manner which it considers best designed to give effect to the object set out in paragraph 4.1.

16.2 The meetings of sub-committees shall so far as possible be arranged so that the minutes of such meeting can if appropriate be presented to the Representatives in sufficient time for consideration before the next following meeting of the Group.

16.3 The Group may further establish working groups to advise it on any matter from time to time. Such working groups may consist of Representatives and/or others as the Group may determine for the purpose.

16.4 Resolutions of sub-committees and working groups shall not have binding effect unless approved by resolution of the Group.

17.      DISPUTE RESOLUTION

17.1 Subject to the terms of paragraph 17.2, the provisions of Clause 26 of the Master Agreement shall apply to this Constitution.

17.2 Notwithstanding the terms of paragraph 5.1 of Schedule 4 of the Master Agreement, where circumstances contemplated by paragraph 6.6 or paragraph 3 of part 1 of Appendix 2 arise, the procedures provides for in paragraph 6.6 or paragraph 3 of Part 1 of Appendix 2 (as the case may be) shall be the sole remedy available and, for the avoidance of doubt, the provisions of Clause 26 of the Master Agreement shall not apply.

                                   APPENDIX 1


             LIST OF FIRST CHAIRMAN, SECRETARY AND REPRESENTATIVES
                        OF THE TRANSMISSION USERS GROUP


CHAIRMAN

Name of Individual                    Name of Company/Organisation of Individual

Roger Urwin                           NGC


SECRETARY

Name of Individual                    Name of Company/Organisation of Individual

Richard Dunn                          NGC


INDUSTRY PARTY REPRESENTATIVES

Name of Individual                    Name of Company/Organisation of Individual

David Tolley                          National Power PLC
Tony Dicicco                          PowerGen plc
David Tilstone                        Eastern Group plc
John Tucker                           SEEBOARD
Willie Maclean                        Scottish Power plc
Ian Moran                             Southern Electric plc
John Capener                          Nuclear Electric Limited
Malcom Chandler                       Northern Electric plc
Keith Miller                          Teeside Power Limited
Kath Wall                             Magnox Electric plc
Dick Cecil                            London Electricity plc
David Shakespeare                     South Wales Electricity plc
Terry Ballard                         Midlands Electricity plc
Tim Simpson                           Yorkshire Electricity Group plc
David Porter                          Association of Electricity Producers


CONSUMER PARTY REPRESENTATIVES

Name of Individual                    Name of Company/Organisation of Individual

Aubrey Bourne                         Major Energy Users' Council
(Non-domestic consumers)              Utility Buyers Forum
Robert Spears
(Non-domestic consumers)

Bernard Quigg                         Electricity Consumers' Committees

(Domestic Consumers)                  Chairman's Group

NGC REPRESENTATIVE

Name of Individual                    Name of Company/Organisation of Individual

Charles Dave                          NGC

NON VOTING REPRESENTATIVE

Name of Individual                    Name of Company/Organisation of Individual

Brian Saunders                        Executive Committee (PEC)
(nominated by the Executive Committee
(PEC))
John Stewart                          OFFER
(nominated by the Director)
Mike Metcalfe
(nominated by the Grid Code Review
Panel)                                NGC

                                   APPENDIX 2

                                     PART 1

                INDUSTRY PARTY REPRESENTATIVES ELECTION PROCEDURE


1.       NOTIFICATION OF INFORMATION

         No later than 21st January each year, NGC shall provide each Industry Party with a notification containing the following information:

         1.1 total MWhrs traded within the England and Wales electricity pool;

         1.2      total payment made to and/or from NGC;

         1.3 such Industry Party's MWhrs traded within the England and Wales electricity pool and such Industry Party's payments made to and/or from NGC; and

         1.4      the number of votes allocated to such Industry Party.


2.       RAISING OF DISPUTES

         No later than 5th February each year, Industry Parties shall raise any objections to, or queries on, the information contained in the notification received from NGC pursuant to paragraph 1 of this Part 1 of Appendix 2.


3.       RESOLUTION OF DISPUTES

         NGC and any Industry Party who raises an objection or query under paragraph 2 of this Part 1 of Appendix 2, shall attempt to resolve such objection or query by discussion. In the event that the objection or query cannot be resolved, the Chairman appointed pursuant to paragraph
         7.1 shall, no later than 19th February, make a determination resolving the objection or query and enabling the election procedure to be completed. The determination of the Chairman shall not preclude an Industry Party from asking the Chairman to carry out an investigation in accordance with paragraph 6.6.


4.       DISPATCH OF NOMINATION FORMS

         No later than 21st January each year, NGC will send to each Industry Party a Nomination Form on which to nominate one person who must have agreed to stand as an Industry Party Representative if elected (and who must indicate that by signing the Nomination Form in the relevant place, or indicate in some other manner agreed with the Chairman appointed pursuant to paragraph 7.1), but who need not be an employee of an Industry Party.


5.       PRINCIPLES OF NOMINATIONS

5.1      Each Industry Party:

         5.1.1 may only nominate one person to stand for election as an Industry Party Representative, and

         5.1.2 shall ensure that there will only be one person who is connected (employee, consultant or otherwise) with such Industry Party and who has agreed to stand for election as an Industry Party Representative.

5.2 Each Industry Party that is a member of an Industry Party Group shall be obliged to:

         5.2.1 nominate the same person as the other Industry Party or Industry Parties (as the case may be) who are also members of such Industry Party Group; and

         5.2.2 ensure that there will only be one person who is connected (employee, consultant or otherwise) with such Industry Party Group and who has agreed to stand for election as an Industry Party Representative.


6.       RETURN OF NOMINATION FORMS

         No later than 5th February each year, each Industry Party shall return to NGC the Nomination Form. In the event that NGC does not receive a duly completed Nomination Form within that time it shall be presumed that any Industry Party which has not returned a duly completed Nomination Form does not wish to nominate a person to stand as an Industry Party Representative.


7.       RECEIPT OF 15 OR FEWER NOMINATIONS

7.1 In the event that 15 or fewer than 15 nominations are received, there will be no election and each of the nominees shall be appointed as an Industry Party Representative.

7.2 No later than 24th February each year NGC shall send to all Industry Parties who did not nominate one of the Industry Party Representative so appointed, a list of the Industry Party Representatives so appointed.

7.3 No later than 4 March each year, such Industry Parties will notify NGC whether it wishes to select a Representative pursuant to paragraph
         6.2.2 and if so the name of the Representative.

8.       RECEIPT OF NOMINATION IN EXCESS OF 15

8.1      DESPATCH OF VOTING PAPERS

         In the event that more than 15 nominations are received, NGC shall draw up a complete list of nominations on a Voting Paper which shall then be sent to all Industry Parties by 24th February each year.


8.2      MARKING OF VOTING PAPERS

         On receipt, each Industry Party shall mark the Voting Paper to rank the nominees in order of preference until they are indifferent about the remaining candidates. Each Industry Party that is a member of an Industry Party Group shall when marking the Voting Paper to rank the nominees in order of preference be obliged to rank the same nominees in the same order of preference as the other Industry Party of Industry Parties (as the case may be) who are also members of such Industry Party Group.


8.3      RETURN OF VOTING PAPERS

         No later than 10th March each year, each Industry Party shall return to NGC its Voting Paper. In the event that NGC does not receive a duly completed Voting Paper within that time it shall be presumed that any Industry Party which has not returned a duly completed Voting Paper does not wish to express a preference about any of the candidates on the Voting Paper.


8.4      COUNTING OF VOTES

         The votes for first preferences will be totalled by NGC to rank the nominees in order of popularity.


8.5      ELIMINATION OF NOMINEES

         The nominee with the fewest votes shall be eliminated and shall take no further part in the election process. NGC shall transfer the votes of all those Industry Parties who voted for that nominee to the nominee who is the next highest preference (and who has not already been eliminated) of such Industry Party or Industry Parties (as the case may
         be).

8.6      RE-RANKING OF NOMINEES

         NGC will then re-rank the nominees and this process will be repeated until there are only 15 nominees left who will become the 15 Industry Party Representatives.

8.7      EQUAL VOTES

         In the event that there are two or more nominees with equally the fewest votes then each such nominee will be eliminated except in the event when such elimination would result in there being fewer than 15 nominees left. In such circumstance the lowest nominees will be ranked according to the number of first preference votes to determine which shall fill the remaining seat(s) on the Group. If the lowest ranked nominees are also equal on the number of first preference votes then NGC shall rank according to second preference votes and so on until one nominee ranks higher than the other. In the event that there is still no outcome the nominees concerned will draw lots.


9.       VOTING BY AN INDUSTRY PARTY GROUP

9.1 NGC shall not be under any obligation to monitor or to ensure that nominations made by or the voting by (as the case may be) Industry Parties that are members of the same Industry Group as part of the election procedure for Industry Party Representatives is in accordance with the provision of:

         9.1.1    paragraph 5.4, and

         9.2.1    paragraph 5.2 and 8.2 of this Part 1 or Appendix 2.

9.2 Each Industry Party agrees to ensure that it complies with the provisions relating to Industry Party Groups set out in:

         9.2.1    paragraph 5.4; and

         9.2.2    paragraphs 5.2 and 8.2 of this Part 1 of Appendix 2.


10.      SELECTION OF INDUSTRY PARTY REPRESENTATIVES

         No later than 20th March each year NGC shall send to each Industry Party who did not express a preference for any elected Industry Party Representative a list of the Industry Party Representatives elected. No later than 31st March each year each such Industry Party shall notify NGC whether it wishes to select a Representative pursuant to paragraph
         6.2.2 and if so, the name of the Representative.

11.      NOTIFICATION OF INDUSTRY PARTY REPRESENTATIVES

         On completion of the election procedure set out in this Part 1 of Appendix 2 (including selection by those who did not express a preference as provided in paragraph 10 of this Part 1 of Appendix 2), NGC shall publish to Industry Parties:

         (a) a list of elected Representatives and the Industry Parties whom they each represent.

         (b) a list of all Industry Parties and the number of votes allocated to each Industry Party pursuant to Appendix 3 provided that NGC shall not disclose the number of votes allocated to Industry Parties who have notified the Chairman in writing that they elect not to have the number of votes allocated to them disclosed. Industry Parties may only elect not to have the number of votes allocated to them disclosed if they have fewer than 500,000 votes.

                                     PART 2

                  APPOINTMENT OF CONSUMER PARTY REPRESENTATIVES

1. The Chairman appointed pursuant to paragraph 7.1. in consultation with the Electricity Consumers' Committees Chairman's Group shall draw up, and update from time to time a list of Consumer Parties.

2. No later than 21st January each year, the Chairman will invite nominations for the Consumer Party Representative who will represent the interest of Domestic Consumers and the two Consumer Party Representatives who will represent the interests of consumers other than Domestic Consumers from each of the bodies included on the list prepared under paragraph 1 above. Nominations for Consumer Party Representatives, who must have:

         (a) agreed to stand as a Representative if selected (and who must indicate that by signing the nomination form in the relevant places, or indicate in some other manner agreed with the Chairman appointed pursuant to paragraph 7.1); and

         (b) agreed to sign a Letter of Undertaking, if selected; must be provided by 24th February each year.

3. In the event that no person is nominated to represent the interests of Domestic Consumers there shall be no person appointed to represent the interests of Domestic Consumers but there may be up to (but no more than) 2 Consumer Party Representatives to represent the interests of consumers other than Domestic Consumers.

4. In the event that only one person is nominated to represent the interests of Domestic Consumers there will be no selection as provided in paragraph 6 of this Part 2 of Appendix 2 and such nominee shall be appointed as a Representative.

5. In the event that two or fewer than two persons are nominated to represent the interests of consumers other than Domestic Consumers, there will be no selection as provided in paragraph 6 of this Part 2 of Appendix 2 and each of the nominees shall be appointed as a Representative.

6. In the event that:

         6.1 more than one person is nominated to represent the interests of Domestic Consumers; or

         6.2 more than two persons are nominated to represent the interests of consumers other than Domestic Consumers.

         NGC shall, no later than 2nd March each year, notify the Electricity Consumers' Committees Chairman's Group of the names of the individuals who have been nominated.

         No later than 20th March each year, the Electricity Consumers' Committee Chairman's Group (in consultation with OFFER) shall select the candidates that, in their opinion, represent the broadest spectrum of representation for consumers.

7. As soon as reasonably practicable after the completion of the selection procedure NGC shall publish a list of selected Consumer Party Representatives.

                                   APPENDIX 3

                       CALCULATION OF INDUSTRY PARTY VOTES


1.       VOTE ALLOCATION

         A maximum of 150,000,000 votes shall be allocated between Industry Parties and Consumers Party Representatives. Industry Parties shall, between them, carry a maximum of 135,000,000 of the votes and Consumer Party Representatives shall, between them, carry a maximum of 15,000,000 of the votes.


2.       INDUSTRY PARTIES

         In respect of Industry Party votes shall be calculated by NGC in accordance with the following:

         2.1      BASIS OF DATA

                  all data used by NGC in calculating the number of votes to be allocated to Industry Parties in respect of each TUG Year will be based on the 12 month period expiring on 30th November immediately prior to the commencement of the election procedure for that TUG year;

         2.2      SUPPLY OF DATA

                  the Settlement System Administrator will supply actual data for both Genset Metered Generation and Consumer Gross Demand (as those expressions are respectively defined in the Pooling and Settlement Agreement) to NGC broken down on a company by company basis provided always that if the Settlement System Administrator fails to supply such data the Industry Parties will provide such data direct to NGC.

         2.3      DATA

                  the data to be utilized is as follows:

                  (A) total energy traded within England and Wales electricity pool for each Industry Party will be the sum of its Genset Metered Generation and Consumer Gross Demand in MWh;

                  (B) in relation to payments made and/or from NGC, the following will be included:

                           (i) the sum of the magnitude of all amounts invoiced under all Supplemental Agreement (or equivalents agreements) with each Industry Party, provided that

                                       (a)       for the purpose of arriving at
                                                 such amount, any generation or
                                                 demand infrastructure charges
                                                 payable to an Industry Party in
                                                 respect of any individual
                                                 Generating Unit or Connection
                                                 Site shall be deemed to be a
                                                 payment to NGC; and

                                       (b)       connection charges invoiced
                                                 internally by NGC on NGC
                                                 Interconnections Business shall
                                                 not (for the avoidance of
                                                 doubt) be included, and

                                       (c)       any capital contribution
                                                 (whether in monetary form or
                                                 otherwise) made other than
                                                 annually shall be converted
                                                 into a deemed annual charge on
                                                 the basis of the applicable
                                                 depreciation period;

                           (ii) the sum of the magnitude of amounts invoiced under Ancillary Service Agreements with each Industry Party; and

                           (iii) equivalent amounts invoiced under an Interconnection Agreement.

         2.4      VOTES ALLOCATION

                  votes will be allocated to Industry Party on the basis of 50% on energy traded within the England and Wales electricity pool (calculated in accordance with paragraph 2.3 of this Appendix
                  3) and 50% on payments to/from NGC (calculated in accordance with paragraph 2.3 of this Appendix 3) as follows:

                  Industry Party's Energy Traded (MWhrs)
                  --------------------------------------
                           Total Energy Traded (MWhrs)          x 67,500,000

                  plus

                  Total Payments of Industry Party
                  --------------------------------
                           Total Payments                       x 67,500,000;

         2.5      Rounding Down of Votes

                  votes allocated to each Industry Party shall be rounded down to the nearest whole number.

         2.6      Reallocation of Votes

                  the number of votes allocated to each Industry Party will not be changed between elections other than as provided in paragraph 6.7. If an Industry Party starts trading energy or money starts to flow between NGC and such Industry Party between elections of Industry Party Representatives, such Industry Party will not be allocated any votes until the next election. For the avoidance of doubt, Industry Parties ceasing to trade between election will not have their votes reallocated until the next election of Industry Party Representatives. An Industry Party either acquiring or divesting itself of assets will not result in a reallocation of votes until the next election.

3.       CONSUMER PARTY REPRESENTATIVES

         3.1      VOTING ALLOCATION

                  each Consumer Party Representative will be allocated 5,000,000 votes;

         3.2      FEWER THAN 3 CONSUMER PARTY REPRESENTATIVES

                  in the event that fewer than three Consumer Party Representatives are nominated or fewer than three are appointed pursuant to Part 2 of Appendix 2 then the 5,000,000 votes which would have been allocated to such Consumer Party Representative will not be transferred to the Consumer Party Representative or Representatives (as the case may be) who have been selected. For the avoidance of doubt, if a Consumer Party Representative decides not to exercise its voting power such votes will not be transferred to any other Consumer Party Representative selected.

                                   APPENDIX 4

  FORM OF CONSUMER PARTY REPRESENTATIVES' CONFIDENTIALITY LETTER OF UNDERTAKING


To The National Grid Company plc ("NGC")
and the Industry Parties (as hereinafter      [name of Consumer Representative]
defined) as at the date hereof and as                  [address]
from time to time hereafter                            [date]


Dear Sirs

TRANSMISSION USERS GROUP

1. I refer to the Constitution and Rules of the Transmission Users Group as amended from time to time (the "Constitution"). Words of expressions used in this letter shall have the same meaning as defined in the Constitution.

2. I hereby undertake to the Industry Parties as at the date hereof and from time to time hereafter as follows:

         2.1      to comply with the provisions of the Constitution; and

         2.2. to preserve the confidentiality of, and not directly or indirectly reveal, report, publish, disclose, transfer or use for my own purpose, TUG Confidential Information (as defined in paragraph 5 of this letter) except with the prior consent in writing of NGC and the Industry Parties or in the circumstances set out in paragraph 3 of this letter.

3. The circumstances referred to in paragraph 2 of this letter are:

         3.1 where the TUG Confidential Information is in the public domain before it is furnished to me; or

         3.2 where the TUG Confidential Information after it is furnished to me:

                  (a) is acquired me in circumstances to which this letter does not apply;

                  (b) is acquired by me in circumstances to which this letter does not apply but then ceases to be subject to the restrictions imposed by this letter; or

                  (c)      enters the pubic domain.

                  and in any case otherwise than as a result of (a) a breach by me of my obligations in this letter or (b) a breach by the person who disclosed that TUG Confidential Information of that person's confidentiality obligation and I am aware of such breach; or

         3.3 if I am required or permitted to make disclosure of the TUG Confidential Information to any person:

                  (a) in compliance with the requirements of a Competent Authority; or

                  (b)      in compliance with any other requirement or law; or

                  (c) in response to a requirement of any stock exchange or regulatory authority or the Panel on Take-overs and Mergers; or

                  (d) pursuant to any judicial or arbitral process or tribunal having jurisdiction in relation to me; or

         3.4 if I make disclosure of the TUG Confidential Information to my consultants and professional advisers in each case on the basis set out in paragraph 4; or

         3.5 if I make disclosure of the TUG Confidential Information in circumstances where I am expressly permitted or required to disclose that information under the terms of any agreement or arrangement with the party to whose affairs such TUG Confidential Information relates.

4. I hereby agree that I will adopt procedures ensuring the confidentiality of TUG Confidential Information which I am obliged to preserve as confidential under paragraph 2.2 of this letter. These procedures shall include, but shall not necessarily be limited to:

         4.1 Consumer Parties, my consultants and professional advisers in receipt of TUG Confidential Information will be made fully aware of my obligations of confidence in relation to the TUG Confidential Information and will enter into similar confidentiality undertakings as are given by me in this letter; and

         4.2 any copies of the TUG Confidential Information whether in hard copy or computerized form will clearly identify the TUG Confidential Information as confidential.

5. In this letter TUG Confidential Information means all data and other information supplied to me by another Representative or Industry Party in connection with the Constitution.

6. The obligations relating in confidentiality contained in paragraphs 2 to 6 inclusive of this letter shall continue to be binding on me after I have ceased to be a Representative for whatever reason.

7. The terms of Clause 15 (limitation of liability) of the Master Agreement shall apply to this letter as if set out in full herein.

8. This letter shall be governed by and construed in accordance with English law.

EXECUTED and DELIVERED as a DEED
by [name of individual]
in the presence of
[Witness]
Name:
Address:
Occupation:


THE NATIONAL GRID COMPANY PLC


By_______________________________




EACH OF THE USERS


BY_______________________________


For The National Grid Company plc
in exercise of the authority vested
in it by Clause 25.1 of the Master
Agreement pursuant to and in
accordance with a determination of
the Director General of Electricity
Supply dated 30 March 1998

                                   SCHEDULE 5



                         Dated         31  March            1998
                         ---------------------------------------


                            THE NATIONAL GRID COMPANY PLC



                                         and



                                        OTHERS






                         ---------------------------------------


                                  AGREEMENT TO VARY
                              THE MASTER CONNECTION AND
                               USE OF SYSTEM AGREEMENT


                         ---------------------------------------



                             Martineau Johnson Solicitors
                                   St Philips House
                                   St Philips Place
                                  Birmingham B3 2PP
                                  Tel: 0121 200 3300
                                  Fax: 0121 200 3330

                                  TABLE OF CONTENTS
                                  -----------------



          CLAUSE                                                       PAGE
          ------                                                       ----

          1.   Interpretation . . . . . . . . . . . . . . . . . . . . .   1

          2.   Amendments . . . . . . . . . . . . . . . . . . . . . . .   1

          3.   Continuation of the Master Agreement . . . . . . . . . .   2

          4.   Miscellaneous  . . . . . . . . . . . . . . . . . . . . .   3

          5.   Entire Agreement . . . . . . . . . . . . . . . . . . . .   3

          6.   RTPA . . . . . . . . . . . . . . . . . . . . . . . . . .   4



          SCHEDULES
          ---------

          1.   Users  . . . . . . . . . . . . . . . . . . . . . . . . .   5

          2.   New Schedule 5 to the Master Agreement - Reactive Power
               and Default Payment Arrangements . . . . . . . . . . . .  16

          THIS AGREEMENT TO VARY is made on the 31st day of March 1998.

          BETWEEN:

          (1) THE NATIONAL GRID COMPANY PLC a company registered in England with number 2366977 and whose registered office is at National Grid House, Kirby Corner Road, Coventry, CV4 8JY ("NGC"); and

          (2) THE PERSONS whose names, registered numbers and registered offices are set out in Schedule 1 (each a "User").

          WHEREAS:

          (A) This Agreement is supplemental to and varies the Master Connection and Use of System Agreement dated 30th March 1990 made between NGC and the Users as amended by an Agreement to Vary of today's date (the "Master Agreement"); and

          (B) NGC and the Users have agreed to further amend the Master Agreement on the terms and subject to the conditions set out below.

          IT IS HEREBY AGREED:

          1    INTERPRETATION
               --------------

          1.1 Except where defined herein or where the context otherwise requires, words and expressions defined in the Master Agreement shall have the same respective meanings when used in this Agreement.

          1.2 The table of contents and the headings to each of the Clauses are inserted for convenience only and shall be ignored in construing or interpreting this Agreement.

          2    AMENDMENTS
               ----------

               The parties to this Agreement hereby agree that with effect from the date of this Agreement the Master Agreement shall be amended as follows:

          2.1 by the addition of the words "Save in relation to the Obligatory Reactive Power Service and all Enhanced Reactive Power Services." at the beginning of Clause 3.1 thereof; and

          2.2  by the addition of the following new Clause 3.2:
               "With regard to the Obligatory Reactive Power Service and all Enhanced Reactive Power Services the provisions of
               Schedule 5 shall apply."; and

          2.3  by the deletion of Clause 19.8; and

          2.4  by the inclusion of the following new definitions in
               Schedule 2 thereto:

               "REACTIVE POWER"              the product of voltage and
                                             current and the sine of the
                                             phase angle between them
                                             measured in units of
                                             volamperes reactive and
                                             standard multiples thereof

                                             i.e.

                                             1000 var = 1kvar

                                             1000kvar = 1Mvar

               "SYSTEM ANCILLARY SERVICE"    a Part 1 System Ancillary
                                             Service and/or a Part II
                                             System Ancillary Service as
                                             the case may be; and

          2.5 by the inclusion of the following new definition in Schedule 2 thereto in substitution for the existing definition of Commercial Ancillary Services:

               "COMMERCIAL ANCILLARY
                 SERVICES"                   Ancillary Services, other than
                                             System Ancillary Services,
                                             utilised by NGC in operating
                                             the Total System if a User (or
                                             other person) has agreed to
                                             provide them under an
                                             Ancillary Services Agreement
                                             or under a Supplemental
                                             Agreement with payment being
                                             dealt with under an Ancillary
                                             Services Agreement or in the
                                             case of Externally
                                             Interconnected Parties or
                                             External Pool Members (as
                                             defined in the Grid Code)
                                             under any other agreement (and
                                             in the case of Externally
                                             Interconnected Parties and
                                             External Pool Members includes
                                             ancillary services equivalent
                                             to or similar to System
                                             Ancillary Services).  A non-
                                             exhaustive list of Commercial
                                             Ancillary Services is set out
                                             below:

                                             -    Frequency Control by
                                                  means of Pumped Storage
                                                  Unit Spinning in Air

                                             -    Frequency Control by
                                                  means of adjustment to a
                                                  Pumped Storage Unit
                                                  Pumping Programme

                                             -    Frequency Control by
                                                  means of Demand Reduction

                                             -    Reactive Power supplied
                                                  by means of synchronous
                                                  or static compensators

                                             -    Hot Standby

                                             In addition, there is also the
                                             Ancillary Service of canceled
                                             start which arises as part of
                                             ordinary operational
                                             instruction of Generating
                                             Units and therefore needs no
                                             separate description.  Defined
                                             terms used in this definition
                                             are defined in the Grid Code;
                                             and

          2.6  by the addition of a new Schedule 5 in the form set out in
               Schedule 2.

          3    CONTINUATION OF THE MASTER AGREEMENT
               ------------------------------------

               The Master Agreement shall remain in full force and effect and this Agreement and the Master Agreement shall be treated as one document so that, upon the Master Agreement being amended pursuant to Clause 2, all references to the Master Agreement shall be treated as references to that agreement as amended by this Agreement.

          4    MISCELLANEOUS
               -------------

               The provisions of Clauses 22, 23, 24 and 26 to 30 inclusive of the Master Agreement shall be deemed to be incorporated herein mutatis mutandis.

          5    ENTIRE AGREEMENT
               ----------------

          5.1 Each party to this Agreement acknowledges that in entering into this Agreement on the terms set out herein it is not relying upon any representation, warranty, promise or assurance made or given by any other party or any other person, whether or not in writing, at any time prior to the execution of this Agreement which is not expressly set out herein.

          5.2 None of the parties to this Agreement shall have any right of action against any other party arising out of or in connection with any representation, warranty, promise or assurance referred to in Clause 5.1 (except in the case of fraud).

          6    RTPA
               ----

               Any restriction or information provision (each of those terms having the same meaning in this Clause as in the Restrictive Trade Practices Act 1976) contained in this Agreement or any provision contained in this Agreement adding to or extending any restriction or information provision contained in any agreement which is varied or amended by this Agreement, shall not take effect or shall cease to have effect:

               (a) if a copy of this Agreement is not provided to the Department of Trade and Industry ("DTI") within twenty-eight days of the date on which this Agreement is made, or

               (b) if, within twenty-eight days of the provision of that copy to the DTI, the DTI gives notice of objection to the party providing it.

          IN WITNESS whereof the hands of the duly authorised representatives of the parties hereto the day and year first above written.

                                      SCHEDULE 1
                                      ----------
                                        USERS
                                        -----

          ABB Energy Development Company Limited
          2688994
          Carmelite
          50 Victoria Embankment
          Blackfriars
          London EC4Y 0DX

          Accord Electric Limited
          2869629
          152 Grosvenor Road
          London SW1V 3JL

          AES Barry Limited
          3135522
          Burleigh House
          17/19 Worple Way
          Richmond
          TW10 6AG

          AES Tyneside Limited
          3135543
          Burleigh House
          17/19 Worple Way
          Richmond
          TW10 6AG

          AES Partington Limited
          3210149
          Burleigh House
          17/19 Worple Way
          Richmond
          TW10 6AG

          Amoco Power Resource (Europe) Ltd.
          3042173
          Amoco House
          West Gate
          London
          W5 1XL

          Anglian Power Generators Limited
          2488955
          Wherstead Park
          Wherstead
          Ipswich
          Suffolk 1P9 2AQ

          Barking Power Limited
          2354681
          Devonshire House
          Mayfair Place
          London W1X 5FH

          British Gas Trading Ltd.
          3078711
          Charter Court
          50 Windsor road
          Slough
          Berkshire SL1 2HA

          British Nuclear Fuels plc
          1002607
          Risley
          Warrington
          Cheshire WA3 6AS

          BOC Limited
          337663
          Chertsey Road
          Windlesham
          Surrey GU20 6HJ

          BP Chemicals Limited
          194971
          Britannic House
          1 Finsbury Circus
          London
          EC2M 7BA

          Canatxx Energy Ventures Limited
          2673604
          Hillhouse International
          PO Box 4
          Thornton Cleveleys
          Lancs
          FY5 4QD

          Candecca Resources Limited
          953066
          Welton Gathering Centre
          Barfield Lane
          Wragby Road
          Sudbrooke
          Lincolnshire LN2 2QU

          CeltPower Limited
          2656561
          Tomen House
          13 Charles II Street
          London SW1Y 4QT

          Citigen (London) Limited
          2427823
          100 Thames Valley Park Drive
          Reading
          Berkshire RG6 1PT

          Corby Power Limited
          2329494
          Five Chancery Lane
          Clifford's Inn
          London EC4A 1BY

          Coryton Energy Company
          FC20597
          20 St. James Street
          4th Floor
          London
          SW1A 1EJ

          Cottam Development Centre Limited
          3273552
          53 New Broad Street
          London
          EC2M 1JJ

          Crosfield Limited
          00048745
          Bank Quay
          Warrington
          Cheshire
          WA5 1AB

          Derwent CoGeneration Limited
          2650621
          Lansdowne House
          Berkeley Square
          London W1X 5DB

          Eastern Electricity plc
          2366906
          Wherstead Park
          Wherstead
          Ipswich
          Suffolk 1P9 2AQ

          Eastern Merchant Generation Ltd.
          3116225
          Wherstead Park
          Wherstead
          Ipswich
          Suffolk 1P9 2AQ

          East Midlands Electricity plc
          2366923
          PO Box 444
          Woodyard Lane
          Wollaton
          Nottingham
          Nottinghamshire NG8 1EZ

          Electricity Direct (UK) Limited
          3174056
          78, High Street
          Lewes
          East Sussex
          BN7 1XF

          Elm Energy and Recycling (UK) Limited
          2516685
          Elm Energy House
          Ettingshall Road
          Wolverhampton
          West Midlands WV2 2LA

          Energy Supply Contracts Limited
          172268
          One Great Tower Street
          London EC3R 5AH

          Enfield Energy Centre Limited
          2796628
          Concorde House
          Concorde Way
          Preston Farm Industrial Estate
          Stockton-on-Tees
          Cleveland TS18 3RB

          Enron Gas and Petrochemicals Trading Limited
          3003823
          4 Millbank
          London
          SW1P 3ET

          Fellside Heat and Power Limited
          2614535
          Fellside Lodge
          Seascale
          Cumbria CA20 1PG

          Fibrogen Limited
          2547498
          38 Clarendon Road
          London W11 3AD

          Fibropower Limited
          2234141
          38 Clarendon Road
          London W11 3AD

          First Hydro Company
          2444277
          Bala House
          Lakeside Business Village
          St Davids Park
          Deeside
          Clwyd CH5 3XJ

          Flotilla Power (UK) Limited
          2880635
          4 Millbank
          London SW1P 3ET

          Grovehurst Energy Limited
          2197516
          UK Paper House
          Kemsley
          Sittingbourne
          Kent ME10 3ET

          Humber Power Limited
          2571241
          South Humber Bank Power Station
          South Marsh Road
          Stallingborough
          North East Lincolnshire
          DN37 8BZ

          Impkemix Energy Limited
          2076043
          The Heath
          Runcorn
          Cheshire WA7 4QF

          Independent Energy UK Limited
          3033406
          30 Aylesbury Street
          London EC1R 0ER

          Indian Queens Power Limited
          2928100
          Burleigh House
          17/19 Worple way
          Richmond
          TW10 6AG

          International Generating Company Limited
          3039100
          Springside House
          Tinwell
          Stamford
          PE9 3UQ

          Joint European Torus (JET), Joint Undertaking
          (a Joint Undertaking within the meaning of Chapter V of the Treaty establishing the European Atomic Energy Committee) Culham
          Abingdon
          Oxfordshire
          OX14 3EA

          Keadby Developments Limited
          2691516
          Keadby Power Station
          PO Box 89
          Keadby
          Scunthorpe
          North Lincolnshire DN17 3AZ

          Keadby Generation Limited
          2729513
          Keadby Power Station
          PO Box 89
          Keadby
          Scunthorpe
          North Lincolnshire DN17 3AZ

          Kent Power Limited
          2723303
          100 Thames Valley Park Drive
          Reading
          Berkshire RG6 1PT

          Kingsnorth Power Limited
          2675504
          Chancery House
          53/64 Chancery Lane
          London WC2A 1QU

          Lakeland Power Limited
          2355290
          Roosecote Power Station
          Roosecote Marsh
          Barrow in Furness
          Cumbria LA13 0PQ

          London Electricity plc
          2366852
          Templar House
          81-87 High Holborn
          London WC1V 6NU

          Magnox Electric plc
          2264251
          Berkeley Centre
          Berkeley
          Gloucestershire GL13 9PB

          Manweb plc
          2366937
          Manweb House
          Chester Business Park
          Wrexham Road
          Chester CH4 9RF

          Manweb Services Limited
          2631510
          Manweb House
          Kingsfield Court
          Chester Business Park
          Chester
          CH4 9RF

          Medway Power Limited
          2537903
          Burleigh House
          17/19 Worple Way
          Richmond
          Surrey TW10 6AG

          Midlands Electricity plc
          2366928
          Mucklow Hill
          Halesowen
          West Midlands B62 8BP

          Midlands Power (UK) Limited
          2251099
          Mucklow Hill
          Halesowen
          West Midlands B62 8BP

          National Power
          2366963
          Windmill Hill Business Park
          Whitehill Way
          Swindon
          Wiltshire SN5 6PB

          National Power (Cogeneration Trading) Limited
          2745602
          Windmill Hill Business Park
          Whitehill Way
          Swindon
          Wiltshire SN5 6PB

          Norsk Hydro (U.K.) Limited
          841421
          Bridge House
          69 London Road
          Twickenham
          Middlesex TW1 1RH

          Northern Electric plc
          2366942
          Carliol House
          Market Street
          Newcastle upon Tyne
          Tyne & Wear NE1 6NE

          NORWEB plc
          2366949
          PO Box 14
          410 Birchwood Boulevard
          Warrington
          Cheshire WA3 7GA

          Nuclear Electric Limited
          3076445
          Barnett Way
          Barnwood
          Gloucester GL4 3RS

          Peterborough Power Limited
          2353599
          Wherstead Park
          Wherstead
          Ipswich
          Suffolk IP9 2AQ

          PowerGen plc
          2366970
          53 New Broad Street
          London EC2M 1JJ

          Railtrack plc
          2904587
          Railtrack House
          Euston Square
          London
          NW1 2EE

          Regional Power Generators Limited
          2352390
          Wetherby Road
          Scarcroft
          Leeds LS14 3HS

          Rocksavage Power Company, Ltd.
          FC18868
          Maples & Calder, Ugland House
          PO Box 309
          George Town
          Grand Cayman
          Cayman Islands
          British West Ind.

          SaltEnd Cogeneration Company
          3274949
          Britannic House
          1 Finsbury Circus
          London
          EC2M 7BA

          Savage Land Limited
          3145444
          20 St James's Street
          London
          SW1A 1ES

          Scottish Hydro-Electric plc
          SC117119
          10 Dunkeld Road
          Perth PH1 5WA

          Scottish Power plc
          Sc117120
          1 Atlantic Quay
          Glasgow G2 8SP

          Seabank Power Limited
          2591188
          Severn Road
          Hallen
          Bristol
          BS10 7SP

          SEEBOARD plc
          2366867
          Forest Gate
          Brighton Road
          Crawley
          West Sussex RH11 9BH

          Shell Power Limited
          2559630
          Shell Mex House
          Strand
          London WC2R 0DX

          Siemens plc
          727817
          Siemens House
          Oldbury
          Bracknell
          Berkshire
          RG12 8FZ

          Slough Energy Supplies Limited
          2474514
          234 Bath Road
          Slough
          Berkshire SL1 4EE

          South East London Combined Heat and Power Limited
          2489384
          37-41 Old Queen Street
          London
          SW1H 9JA

          Southern Electric plc
          2366879
          Southern Electric House
          Westacott Way
          Littlewick Green
          Maidenhead
          Berkshire SL6 3QB

          Southern Energy (UK) Generation Limited
          3321733
          200 Aldersgate Street
          London
          EC1A 4JJ

          South Wales Electricity plc
          2366985
          Newport Road
          St Mellons
          Cardiff
          South Glamorgan CF3 9XW

          South Western Electricity plc
          2366894
          800 Park Avenue
          Aztec West
          Almondsbury
          Bristol
          BS12 4SE

          Sutton Bridge Power
          2586357
          4 Millbank
          London
          SW1P 3ET

          Teesside Power Limited
          2464040
          4 Millbank
          London SW1P 3ET

          The Renewable Energy Company Limited
          3043412
          Stroud House
          Russell Street
          Stroud
          Gloucestershire
          GL5 3AN

          Tyne Property Development Limited
          1194995
          Siemens House
          Oldbury
          Bracknell
          Berkshire
          RG12 8FZ

          UK Electric Power Limited
          2844010
          Williams Denton Jones
          Glamaber
          Bangor
          Gwynedd
          LL57 2DY

          UML Limited
          661900
          Thermal Road
          Bromborough
          Wirral
          Merseyside L62 4XG

          Wainstones Power Limited
          3462783
          Pickfords Wharf
          Clink Street
          London SE1 9DF

          Yorkshire Electricity Group plc
          2366995
          Wetherby Road
          Scarcroft
          Leeds LS14 3HS

                                      SCHEDULE 2

                        NEW SCHEDULE 5 TO THE MASTER AGREEMENT
                        --------------------------------------
                REACTIVE POWER MARKET AND DEFAULT PAYMENT ARRANGEMENTS
                ------------------------------------------------------


          1    DEFNINITIONS AND INTERPRETATIONS
               --------------------------------

          1.1

          In this Schedule and the Appendices, except where the context otherwise requires, the following expressions shall bear the following meanings:

          "Base Rate"                        means, in respect of any day,
                                             the rate per annum which is
                                             equal to the base lending rate
                                             from time to time of Barclays
                                             Bank plc as at the close of
                                             business on the immediately
                                             preceding business day (being
                                             a weekday other than a
                                             Saturday on which banks are
                                             open for domestic business in
                                             the City of London);

          "Commercial Boundary"              means (unless otherwise
                                             defined in the relevant
                                             Ancillary Services Agreement,
                                             including a Market Agreement)
                                             the commercial boundary
                                             between either NGC or a PES
                                             (as the case may be) and the
                                             User at the higher voltage
                                             terminal of the generator
                                             step-up transformer;

          "Contract Test"                    a test (not being a Reactive
                                             Test) described in a Market
                                             Agreement;

          "Excitation System"                means the equipment providing
                                             the field current of a
                                             machine, including all
                                             regulating and control
                                             elements as well as field
                                             discharge or suppression
                                             equipment and protective
                                             devices;

          "Genset Registered Capacity"       has the meaning attributed to
                                             it in the Pool Rules;

          "Non-Centrally Despatched
            Generating Unit"                 means a Generating Unit which
                                             is not subject to Central
                                             Despatch;

          "Reactive Despatch Instruction"    means a Despatch Instruction
                                             relating to Reactive Power
                                             given by NGC to a Generator in
                                             accordance with Grid Code
                                             SDC2;

          "Reactive Power Zone"              means those separate areas of
                                             England and Wales identified
                                             as zones in the Seven Year
                                             Statement for 1997 for the
                                             purpose of specifying local
                                             Reactive Power capability and
                                             need;

          "Reactive Test"                    means a test conducted
                                             pursuant to Grid Code OC
                                             5.5.1;

          "Relevant Zone"                    means, in relation to any
                                             Despatch Unit, the Reactive
                                             Power Zone to which that
                                             Despatch Unit is allocated as
                                             specified in an Ancillary
                                             Services Agreement;

          "Representative"                   has the meaning attributed to
                                             it in Schedule 4 to this
                                             Agreement;

          "Synchronous Compensation"         means the operation of
                                             rotating synchronous Apparatus
                                             for the specific purpose of
                                             either generation or
                                             absorption of Reactive Power;

          "Tendered Capability Breakpoint"   has the meaning attributed to
                                             it in sub-paragraph 1.4 of
                                             Appendix 5;

          "Trading Site"                     has the meaning attributed to
                                             it in the Pooling and
                                             Settlement Agreement;

          "Transmission Users Group"         means the group established
                                             pursuant to paragraph 4 of
                                             Schedule 4 to this Agreement;

          "TUG Issue"                        has the meaning attributed to
                                             it in Schedule 4 to this
                                             agreement;

          "TUG Party"                        has the meaning attributed to
                                             it in Schedule 4 to this
                                             Agreement.

          1.2 For the purpose of this Schedule and the Appendices, "Obligatory Reactive Power Service" means the Part I system Ancillary Service referred to in Grid Code CC 8.1 which the relevant User is obliged to provide (for the avoidance of doubt, as determined by any direction in force from time to time and issued by the Director relieving a relevant User from the obligation under its License to comply with such part or parts of the Grid Code or any Distribution Code or, in the case of NGC, the Transmission License as may be specified in such direction) in respect of the supply of Reactive Power (otherwise than by means of synchronous or static compensation) and in respect of the required Reactive Power capability referred to in Grid Code CC 6.3.2, which shall comprise:

               (a) in relation to a Despatch Unit, compliance by the relevant User in all respects with all provisions of the Grid Code relating to that supply of Reactive Power and required Reactive Power capability (including without limitation the Connection Conditions and the Scheduling and Despatch Codes of the Grid Code) together with the provision of metering facilities meeting the requirements of Appendix 4; and

               (b) in relation to a Non-Centrally Despatched Generating Unit, compliance by the relevant User in all respects with all provisions of the Grid Code applicable to it relating to that supply of Reactive Power and required Reactive Power capability, together with the provision of such despatch facilities (including the submission to NGC of all relevant technical, planning and other data in connection therewith) and metering facilities (meeting the requirements of Appendix 4), and upon such terms, as shall be set out in an Ancillary Services Agreement entered into between NGC and the relevant User.

               For the avoidance of doubt, "Obligatory Reactive Power Service" when used in this Schedule and the Appendices excludes provision of Reactive Power capability from Synchronous Compensation and from static compensation equipment, and the production of Reactive Power pursuant thereto.

          1.3 For the purpose of this Schedule and the Appendices, "Enhanced Reactive Power Service" means the Commercial Ancillary Service of:

               (a) the provision of Reactive Power capability of a Generating Unit in excess of that which a User is obliged to provide from that Generating Unit under and in accordance with the Connection Conditions of the Grid Code and the production of Reactive Power pursuant thereto, which a User may agree to provide and which is capable of being made available to, and utilised by, NGC in accordance with the Scheduling and Despatch Codes of the Grid Code (or as may otherwise be agreed in writing between NGC and a User) for the purposes of voltage support on the NGC Transmission System, upon and subject to such terms as may be agreed in writing between NGC and such User; or

               (b) the provision of Reactive Power capability from Synchronous Compensation or from static compensation equipment, and the production of Reactive Power pursuant thereto, which a User or any other person may agree to provide and which is capable of being made available to, and utilised by, NGC for the purposes of voltage support on the NGC Transmission System, upon and subject to such terms as may be agreed in writing between NGC and such User or other person; or

               (c) such other provision or enhancement of capability of Plant and/or Apparatus or other equipment to generate or absorb Reactive Power, and the production of Reactive Power pursuant thereto, which a User or any other person may agree to provide and which is capable of being made available to, and utilised by, NGC for the purposes of voltage support on the NGC Transmission System, upon and subject to such terms as may be agreed in writing between NGC and such User or other person.

          1.4 Unless otherwise defined in this paragraph 1, terms and expressions found in the Grid Code have the same meanings, interpretations and constructions in this Schedule and the Appendices.

          1.5 In this Schedule and the Appendices, except where the context otherwise requires, references to a particular Appendix, Part, Section, sub-section, paragraph or sub-paragraph shall be a reference to a particular Appendix to or part of this Schedule or, as the case may be, that Section, sub-section, paragraph or sub-paragraph in this Schedule.

          2    VARIATIONS AND REVIEW
               ---------------------

          2.1 (a) The Parties hereby agree that governance of this Schedule and the Appendices is an appropriate matter to be passed to the Transmission Users Group but further agree that, unless and until otherwise agreed by the Parties in writing, and notwithstanding and without prejudice to Clause 25.1 of this Agreement, this Schedule and the Appendices (except this paragraph 2) may be varied upon the terms and conditions of sub-paragraphs 2.2 to 2.5 inclusive.

               (b) Solely for the purposes of enabling this Schedule and the Appendices (except this paragraph 2) to be varied upon the terms and conditions of sub-paragraphs 2.2 to
                    2.5 inclusive as specified in sub-paragraph 2.1(a), the contents of this Schedule and the Appendices as varied from time to time shall be deemed to be incorporated as a separate Appendix into each and every Supplemental Agreement entered into by a User and in force from time to time, and the Parties hereby agree that, notwithstanding any contrary provision, express or implied in this Agreement or any Supplemental Agreement, each such Appendix to a Supplemental Agreement shall only be capable of variation with the agreement in writing of all Parties or by way of a variation to this Schedule and the Appendices upon the terms and conditions of sub-paragraphs 2.2 to 2.5 inclusive and not otherwise (and Sub-Clause 1.2 of this Agreement shall be read and construed accordingly). Such Appendix is hereafter referred to in this paragraph 2 as "the Supplemental Appendix".

          2.2 (a) If NGC and/or any User or Users ("the Proposing Party") considers that any variation should be made to this Schedule and/or the Appendices (except this paragraph
                    2) with regard to the Reactive Power marker and the default payment arrangements (a "Proposed Variation") then, subject as provided below, written details of the Proposed Variation, together with reasons therefor and such other written information as the Proposing Party shall reasonably consider to be relevant ("the Supporting Documentation"), shall be submitted by the Proposing Party's Representative as a TUG Issue at a meeting of the Transmission Users Group, provided always that:

                    (i) written details of a Proposed Variation and Supporting Documentation may not be so submitted for the purposes of this paragraph 2 if the effect of the Proposed Variation would in any way conflict with, or otherwise be inconsistent with, the charging principles (as amended from time to time) set out in Appendix 8 (save to the extent the Proposed Variation comprises solely a variation to such charging principles or includes a variation to such charging principles remedying the conflict or inconsistency); and

                    (ii) for the purposes of this paragraph 2, written
                         details of a Proposed Variation shall only be deemed to have been submitted as a TUG Issue at a meeting of the Transmission Users Group if such details include a statement to the effect that they are being submitted pursuant to and for the purposes of this paragraph 2.

               (b) If this Schedule and/or the Appendices shall not have been amended in accordance with Clause 25.1 of this Agreement to effect such Proposed Variation, then at any time after expiry of a period of 120 days, but not later than 180 days, following the date on which written details of the Proposed Variation and Supporting Documentation were submitted at a meeting of the Transmission Users Group in accordance with sub-paragraph 2.2(a), the Proposing Party shall be entitled:

                    (i) where the Proposing Party is a User, to serve written notice on NGC requiring NGC to serve written notice on all other Users of the Proposing Party's intention to require NGC pursuant to sub-paragraph 2.2(c)(i) to refer the Proposed Variation to the Director for determination; or

                    (ii) where the Proposing Party is NGC, to serve written
                         notice on all Users of its intention to refer the Proposed Variation to the Director in accordance with sub-paragraph 2.2(c)(ii),

                    each such notice to be copied to the Director. NGC shall so notify all other Users as referred to in sub-paragraph 2.2(b)(i) within 10 days following receipt of the notice from the Proposing Party.

               (c) If no such amendments to this Schedule and/or the Appendices to effect such Proposed Variation shall have been made within 30 days following receipt (or issue, as the case may be) by NGC of the notice referred to in sub-paragraph 2.2(b), then the Proposing Party shall be entitled:

                    (i) where the Proposing Party is a User, within a further 30 day period, to serve written notice on NGC requiring NGC to refer the Proposed Variation to the Director, whereupon NGC shall be obliged within 10 days following receipt thereof by written notice (copied to all other Users) to refer the Proposed Variation to the Director for determination; or

                    (ii) where the Proposing Party is NGC, within a further
                         30 day period, by written notice (copied to all Users) to refer the Proposed Variation to the Director for determination.

          2.3 Each reference by NGC of a Proposed Variation to the Director referred to in sub-paragraph 2.2(c) shall be made in the manner of a variation to each Supplemental Appendix proposed by NGC pursuant to Condition 10C(3) of the Transmission License, and shall be accompanied by a request from NGC to the Director to settle any dispute relating thereto. When making each such reference, NGC shall provide the Director with copies of the written details and Supporting Documentation in relation to the Proposed Variation first submitted by the Proposing Party at a meeting of the Transmission Users Group as referred to at sub-paragraph 2.2(a) and, where the Proposing Party is a User, NGC shall invite the Director to raise any questions or queries concerning the Proposed Variation direct with the User concerned.

          2.4 If a reference shall have been made by NGC to the Director pursuant to sub-paragraph 2.2(c) and the Director shall have made a determination in accordance with Condition 10C(3) of the Transmission License requiring each Supplemental Appendix and/or the provisions of this Schedule and/or the Appendices to be varied, then the Parties shall give effect to any such variation so determined to be made by varying each of their respective Supplemental Appendices and/or the provisions of this Schedule and/or the Appendices accordingly, and each Party hereby authorises and instructs NGC to make all such variations on its behalf and undertakes not to withdraw, qualify or revoke such authority and instruction at any time. In the absence of any such determination by the Director, no such variations shall be made.

          2.5 The Parties acknowledge and agree that the Transmission Users Group shall be requested to review each of the matters described in Appendix 7 by the respective date (if any) shown opposite each therein. In carrying out such review, the Transmission Users Group shall be requested to take into account the respective applicable principles (if any) set out therein and to give due and proper consideration to any matter referred to it by the Director. For the avoidance of doubt, following each such review NGC or any User may raise a Proposed Variation with respect thereto in accordance with sub-paragraph 2.2(a). It is further agreed that:

               (a) NGC shall consider and, no later than 31st December, 1999, report to the Transmission Users Group on the practicalities of establishing a unified mechanism for the provision of voltage support for the NGC Transmission System; and

               (b) the Transmission Users Group shall be requested, no later than 31st March, 2000, to invite the Grid Code Review Panel to review the provisions of the Grid Code with respect to Reactive Power in light of this Schedule.

          2.6  For the avoidance of doubt:

               (a) the provisions of sub-paragraphs 2.2 to 2.5 inclusive shall constitute the entirety of the rights of Parties (whether under this Agreement or otherwise) to refer (or to require NGC to refer) to the Director for determination any variation to this Schedule 5 and/or the Appendices, and each of the Parties hereby agrees that, save in the circumstances provided in sub-paragraph 2.3, no request shall be made to the Director under Condition 10C(3) of the Transmission License to settle any dispute relating to any Proposed Variation where NGC is the Proposing Party; and

               (b) nothing in this paragraph 2 shall confer on any Party any right to refer (or to require NGC to refer) to the Director for determination any variation or proposed variation to any part or parts of this Agreement other than this Schedule 5 and the Appendices; and

               (c) the provisions of this paragraph 2 may only be varied in the manner provided in Clause 25.1 of this Agreement.

          3    DISPUTE RESOLUTION
               ------------------

          3.1 Save in relation to any dispute or difference concerning a Proposed Variation (in respect of which paragraph 2 shall apply), and subject always to subparagraph 3.2, any dispute or difference of whatever nature howsoever arising under out of or in connection with this Schedule and/or the Appendices (in this paragraph 3 referred to as a "Dispute") shall be and hereby is referred to arbitration pursuant to the arbitration rules of the Electricity Arbitration Association in force from time to time.

          3.2 (a) In this sub-paragraph 3.2, each Party which is party to the Dispute in question is referred to as "a Disputing Party" and "Disputing Parties" shall be construed accordingly.

               (b) Before submitting any notice under the arbitration rules commencing arbitration proceedings in relation to any Dispute, unless a notice shall have been served in respect of that Dispute pursuant to sub-paragraph 3.2(c), a Disputing Party shall first serve written notice on all other Disputing Parties of its intention to commence arbitration proceedings. Arbitration proceedings may not then be commenced until the 30 day period referred to in sub-paragraph 3.2(c)(ii) shall have elapsed without a notice pursuant to that sub-paragraph having been served or, where such notice has been served within such period, except in the circumstances provided in sub-paragraphs 3.2(d) and
                    (e).

               (c) If a Disputing Party reasonably believes that the subject matter of the Dispute is directly relevant to, or the resolution of the Dispute would have a material effect upon, any one or more other Parties not being Disputing Parties, then that Disputing Party may:

                    (i) for so long as no notice is served in accordance with sub-paragraph 3.2(b) above, at any time, or

                    (ii) upon receipt of any such notice, within 30 days
                         thereafter,

                    serve written notice on all other Disputing Parties of its intention to raise the Dispute as a TUG Issue at a meeting of the Transmission Users Group. Upon receipt of such notice, no Disputing Party may subsequently commence arbitration proceedings except in the circumstances provided in sub-paragraphs 3.2(d) and
                    (e).

               (d) Not earlier than 30 days nor later than 90 days after a notice is served pursuant to sub-paragraph 3.2(c) above, the Representative of that and/or any other Disputing Party may submit written details of the Dispute as a TUG Issue at a meeting of the Transmission Users Group. Provided it shall first have been given the opportunity to consult with regard to the nature and scope of confidential information relating to its affairs proposed to be disclosed, each Disputing Party hereby consents to such disclosure of confidential information (but not rates and prices) relating to its affairs to the extent relevant to the Dispute. If such written details are not so submitted prior to expiry of such 90 day period, then any Disputing Party wishing to commence arbitration proceedings in relation to the Dispute in question may thereafter do so.

               (e) Upon the expiry of the period of 120 days after the date on which written details of the Dispute are submitted at a meeting of the Transmission Users Group in accordance with subparagraph 3.2(d), any Disputing Party wishing to commence arbitration proceedings in relation to the Dispute in question may thereafter do so.

          3.3 Clause 26.1 of this Agreement shall be read and construed accordingly.


          4.   OBLIGATORY REACTIVE POWER SERVICE - DEFAULT PAYMENT
               ---------------------------------------------------
               ARRANGEMENTS
               ------------

          4.1 Notwithstanding any other provision of this Agreement, the provisions of this Schedule and the Appendices, together with the Ancillary Services Agreements referred to in sub-paragraph 4.6, shall govern the rights and obligations of the Parties with respect to payments to be made by NGC to Users for the provision of the Obligatory Reactive Power Service.

          4.2  Subject always to paragraph 5, and notwithstanding:

               (a) the provisions of the Works Programme for reactive power ancillary services agreed by Pool Members on 1st March, 1994, as adopted from 1st August, 1994; and

               (b) the provisions of any Ancillary Services Agreement now or hereafter in effect (but subject always to subparagraph 6.2),

               the payments to be made by NGC to Users for the provision of the Obligatory Reactive Power Service in all Ancillary Services Agreements under which Users are or will be paid for the Obligatory Reactive Power Service shall, subject always to sub-paragraphs 2.5 and 4.7, in respect of all periods from (and including) 1st October, 1997 to (and including) 31st March, 2000 comprise solely payments for capability and utilisation, and thereafter comprise solely payments for utilisation, in each case determined in respect of each Settlement Period in accordance with sub-paragraph 4.3.

          4.3 Save to the extent and for the duration of any Market Agreement (as defined in sub-paragraph 5.1) which may be entered into between NGC and a User as referred to in paragraph 5:

               (a) the utilisation and capability payment for provision of the Obligatory Reactive Power Service from Despatch Units shall be determined in accordance with the provisions of Appendix 1; and

               (b) the utilisation and capability payments for provision of the Obligatory Reactive Power Service from Non-Centrally Despatched Generating Units shall be determined on a basis to be agreed between NGC and each relevant User but, so far as reasonably practicable, consistent with the provisions of Appendix 1 (but so that such payments shall not become due and payable from NGC to any such User with effect from a date earlier than that on which the relevant Ancillary Services Agreement referred to in subparagraph 4.6 is so amended or concluded).

          4.4 The Parties acknowledge and agree that, as at the date this Schedule comes into effect:

               (a) the totality of payments for the provision of the Obligatory Reactive Power Service, determined in accordance with the provisions of this paragraph 4, reflect so far as reasonably practicable the overall variable costs (on the basis of the charging principles set out in Appendix 8) incurred across all relevant Generating Units of the provision of the Obligatory Reactive Power Service (whether or not payments are made in respect of those Generating Units pursuant to this paragraph 4 or pursuant to Market Agreements entered into in accordance with paragraph 5); and

               (b) without prejudice to the review of the indexation factor specified as item 4 in Appendix 7, such totality of payments will continue to reflect those overall variable costs notwithstanding all and any variations thereto reasonably anticipated at such date.

          4.5 It is hereby agreed and acknowledged that nothing in this Schedule and the Appendices shall affect in any way the obligation on each User to comply with the provisions of the Grid Code insofar as they relate to Reactive Power. For the avoidance of doubt, and without limiting the foregoing, it is hereby agreed and acknowledged that, notwithstanding that the payments for the Obligatory Reactive Power Service with effect from 1st April, 2000 shall, subject always to sub-paragraph 2.5, comprise solely payments for utilisation, nothing in this Schedule and the Appendices shall relieve Users from the obligation to comply with the provisions of the Grid Code in relation to Reactive Power by virtue of Sub-Clause 9.3 of this Agreement or otherwise howsoever.

          4.6 Ancillary Services Agreements have been and will continue to be entered into bilaterally between NGC and Users but it is intended that subject as provided below, Ancillary Services Agreements between NGC and Users providing the Obligatory Reactive Power Service will be amended or (if not in existence when this Schedule takes effect) concluded so as to give effect to the provisions of sub-paragraphs 4.2 and
               4.3. Subject always to sub-paragraphs 4.8 and 6.2, NGC and each relevant User therefore agree, as soon as reasonably practicable, to amend the existing Ancillary Services Agreement or conclude a new Ancillary Services Agreement in respect of each relevant Generating Unit in order to give effect to the provisions of sub-paragraphs 4.2 and 4.3.

          4.7 For the avoidance of doubt, no payments referred to in this paragraph 4 shall be payable by NGC to a User in relation to any Generating Unit unless and until the relevant Ancillary Services Agreement is so amended or concluded as provided in sub-paragraph 4.6.

          4.8 Notwithstanding the foregoing provisions of this paragraph 4, and without prejudice to paragraph 7, NGC shall only be obliged to amend or conclude any Ancillary Services Agreement with regard to any Generating Unit if:

               (a) the leading or lagging Reactive Power capability required of that Generating Unit in accordance with Grid Code CC 6.3.2 is 15 Mvar or more (measured at the Commercial Boundary); and

               (b) where that Generating Unit is not subject to Central Despatch, NGC and the relevant User shall have agreed terms (to be incorporated into the Ancillary Services Agreement) with regard to despatch facilities, including the ability for NCC to obtain relevant technical, planning and other data in connection therewith; and

               (c) there exists in rotation to that Generating Unit metering facilities meeting the requirements of Appendix 4.

          5.   OBLIGATORY REACTIVE POWER SERVICE AND ENHANCED REACTIVE
               -------------------------------------------------------
               POWER SERVICES - MARKET PAYMENT MECHANISM
               -----------------------------------------

          5.1 Nothing in this Schedule and the Appendices, and nothing in any Ancillary Services Agreement entered into or amended in accordance with sub-paragraph 4.6, shall prevent or restrict:

               (a) the entering into or amendment of any Ancillary Services Agreement between NGC and any User to provide for the making of payments by NGC to that User for the provision of the Obligatory Reactive Power Service on an alternative basis to that set out or referred to in paragraph 4; or

               (b) the entering into or amendment of any Ancillary Services Agreement between NGC and any User (or other person) for the provision of Enhanced Reactive Power Service.

               Any such agreement constituting an Ancillary Services Agreement or an amendment thereto and which is entered into in accordance with the principles contained in sub-paragraph
               5.3 is referred to in this Schedule and the Appendices as a "Market Agreement".

          5.2 The coming into effect of a Market Agreement in relation to any Generating Unit shall, in respect of that Generating Unit, suspend and replace for the duration thereof the provisions for payment for the Obligatory Reactive Power Service (if applicable) set out or referred to in paragraph
               4. In such a case, and for the avoidance of doubt, with effect from the expiry or termination of the Market Agreement, the provisions for payment for the Obligatory Reactive Power Service set out or referred to in paragraph 4 shall in relation to that Generating Unit cease to be suspended and shall resume full force and effect.

          5.3 The following principles shall govern the entering into of Market Agreements:

               (a)  Relevant Dates

                    (i) Each Market Agreement will commence an either 1st April or 1st October, whichever next follows the submission by NGC of the package of information as more particularly described in sub-paragraph 5.3(b)(i) ("Contract Start Days"). The first such Contract Start Day will be 1st April, 1998.

                    (ii) For the purposes of this sub-paragraph 5.3:

                         (a) a Market Day shall be a date not earlier than twenty weeks and not later than sixteen weeks prior to a Contract Start Day; and

                         (b) a Tender Period shall be a period of at least eight consecutive weeks, commencing on a date nominated by NGC and ending on a Market Day.

               (b)  Submission of Tender information by NGC

                    (i) NGC shall, acting reasonably and having regard to the principles contained in this sub-paragraph 5.3, compile a package of information for the use of interested parties comprising technical, procedural and contractual requirements, directions and specifications to govern Market Agreements to take effect from the following Contract Start Day. NGC shall ensure that such requirements, directions and specifications do not conflict with any of the principles contained in this sub-paragraph 5.3 and so far as reasonably practicable do not discriminate between Tenderers.

                    (ii) Prior to the commencement of each Tender Period,
                         NGC shall provide to all persons who shall by then have requested the same the package of information as more particularly described in sub-paragraph 5.3(b)(i).

               (c)  Submission of Tenders

                    During the Tender Period, but for the avoidance of doubt not later than the Market Day, an interested party may submit to NGC:

                    (i) in relation to any Generating Unit providing the Obligatory Reactive Power Service, prices for and Tendered Capability Breakpoints relating to the provision thereof; or

                    (ii) in relation to that Generating Unit, a tender for
                         provision of the Enhanced Reactive Power Service specified in sub-paragraph 1.3(a) and/or (b) and/or (c); and/or

                   (iii) in relation to any other Generating Unit or other
                         Plant and Apparatus (or other equipment), a tender for provision of the Enhanced Reactive Power Service specified in sub-paragraph 1.3(b) and/or
                         (c),

                    in each case in accordance with sub-paragraph 5.3(d). All such submissions are referred to in this Schedule and the Appendices as "Tenders" and "Tenderers" shall be construed accordingly.

               (d)  Form of Tenders

                    (i)  All Tenders submitted by Users which comprise:

                         (a)  prices for and Tendered Capability
                              Breakpoints relating to the provision of the Obligatory Reactive Power Service from Despatch Units; and

                         (b)  terms for the provision of the Enhanced
                              Reactive Power Service specified in sub-paragraph 1.3(a) from Despatch Units,

                         shall be completed on the basis that payment will be determined in respect of each Settlement Period in accordance with the formulae and other provisions set out in Appendix 2 and in the manner set out in Appendix 5.

                    (ii) All other Tenders (including without limitation
                         those in respect of Non-Centrally Despatch
                         Generating Units and those comprising terms for the provision of the Enhanced Reactive Power Service specified in sub-paragraphs 1.3(b) and
                         (c)) shall be submitted in accordance with and on the basis of such (if any) reasonable directions given by NGC in the package of information referred to in subparagraph 5.3(b)(i) or otherwise in such manner as may be reasonably specified by NGC from time to time, which directions shall in either case be, so far as reasonably practicable, consistent with the provisions of Appendices 2 and 5.

                    (iii) Each Tender comprising prices for and Tendered
                         Capability Breakpoints relating to the provision of the Obligatory Reactive Power Service shall be submitted on the basis that NGC may only select all (and not some) of the prices and Tendered Capability Breakpoints comprised therein.

                    (iv) Save where expressly provided otherwise in a
                         Tender, each Tender comprising terms for the provision of an Enhanced Reactive Power Service shall be treated as having been submitted on the basis that NGC may select all or part only of the Reactive Power capability comprised therein (which, in the case of the Enhanced Reactive Power Service specified in sub-paragraph 1.3(a), shall mean all or part only of the excess capability comprised therein).

                    (v) All Tenders shall be submitted in respect of periods of whole and consecutive calendar months, to be not less than twelve months and in multiples of six months, to commence on the next following Contract Start Day. Save where expressly provided otherwise in a Tender, a Tender (whether in relation to the Obligatory Reactive Power Service or an Enhanced Reactive Power Service) shall be treated as having been submitted on the basis that NGC may select all or part only of any period so tendered (in multiples of six months), subject to a minimum period of twelve consecutive months, commencing on the next following Contract Start Day.

               (e)  Qualification and Evaluation of Tenders

                    (i)  Each Tender must satisfy the mandatory
                         qualification criteria set out in Section A of Appendix 6.

                    (ii) NGC shall evaluate and (without prejudice to sub-
                         paragraphs 5.3(d)(iii), (iv) and (v)) select
                         Tenders (or part(s) thereof) on a basis consistent with its obligations under the Act, the Transmission License and this Agreement and, subject thereto, in accordance with the evaluation criteria set out in Section B of Appendix 6. Without limitation, NGC reserves the right to require tests of a Generating Unit or other Plant and Apparatus (or other equipment), on a basis to be agreed with a Tenderer, as part of the evaluation of a Tender.

                   (iii) NGC shall use reasonable endeavours to evaluate
                         Tenders within ten weeks from each Market Day.

               (f)  Entering into of Market Agreements

                    (i) Having selected a Tender (or part(s) thereof) in accordance with sub-paragraph 5.3(e), NGC shall notify the relevant Tenderer that it wishes to enter into a Market Agreement in respect thereof and that Tenderer and NGC shall each use reasonable endeavours to agree the terms of, and enter into, a Market Agreement in respect thereof as soon as reasonably practicable but in any event not later than 4 weeks prior to the relevant Contract Start Day. Notwithstanding the foregoing, if a Market Agreement has not been entered into by the date being 4 weeks prior to the relevant Contract Start Day, then either NGC or the Tenderer shall be entitled, provided that it shall have used all reasonable endeavours to agree the terms of, and enter into, the Market Agreement as aforesaid, to notify the other that it no longer wishes to enter into the Market Agreement, whereupon the Tender in question shall be deemed to be withdrawn.

                    (ii) In the event of a deemed withdrawal of a Tender in
                         the circumstances set out in sub-paragraph
                         5.3(f)(i), NGC shall be entitled to re-evaluate and select all or part of any outstanding Tenders in accordance with sub-paragraphs 5.3(c)(i) and
                         (ii) and to notify one or more Tenderers; if, in substitution for the Tender so deemed to be withdrawn, it wishes to enter into a Market Agreement in respect of any other Tender or Tenders (or part(s) thereof). Following such notification, NGC and each Tenderer in question shall use reasonable endeavours to agree the terms of, and enter into, a Market Agreement prior to the relevant Contract Start Day.

                   (iii) If, in respect of any Tender, a Market Agreement
                         is not entered into by the relevant Contract Start Day, that Tender shall be deemed to be withdrawn.

                    (iv) Save where otherwise provided in this paragraph 5,
                         all Market Agreements must be entered into on the basis of the terms set out in the relevant Tender (or relevant part(s) thereof).

               (g)  Legal Status of Tenders

                    For the avoidance of doubt, a Tender shall not constitute an offer open for acceptance by NGC, and in respect of any Tender or part(s) thereof selected by NGC pursuant to sub-paragraph 5.3(e) or (f), neither the Tenderer in question nor NGC shall be obliged to provide or pay for the Obligatory Reactive Power Service and/or an Enhanced Reactive Power Service upon the terms of that Tender (or the relevant part(s) thereof) unless and to the extent that those terms are incorporated in a Market Agreement subsequently entered into.

               (h)  Publication

                    (i) Within the six weeks following each Contract Start Day, NGC shall provide to all persons requesting the same the following information:

                         (a) in respect of all Market Agreements then subsisting, prices and contacted Reactive Power capability on an individual Tender basis relating to the period from the immediately preceding Contract Start Day until the next following Contract Start Day;

                         (b)  in respect of all Ancillary Services
                              Agreements (including Market Agreements) subsisting in respect of the six month period ending on the immediately preceding Contract Start Day (commencing with that ending on 30 September, 1998), details of utilisation of Mvarh provided by individual Despatch Units (or, where relevant, Non-Centrally Despatched Generating Units, other Plant and/or Apparatus or other equipment) pursuant to the Obligatory Reactive Power Service and Enhanced Reactive Power Services;

                         (c) details of the circumstances surrounding any failure by NGC during the preceding six month period to perform any of its duties and responsibilities under this paragraph 5 in the circumstances referred to in paragraph 7; and

                         (d) any other information reasonably considered by NGC to be pertinent to the Tender process,

                         and, to this extent, each party consents to the disclosure by NGC of the information referred to in sub-sub-paragraphs (a) and (b) above in so far as it relates to the provision of the Obligatory Reactive Power Service and (where applicable) an Enhanced Reactive Power Service from its Generating Units and/or other Plant and Apparatus (or other equipment).

                    (ii) Without prejudice to the provision of information
                         pursuant to sub-paragraph 5.3(h)(i), NGC further agrees to use all reasonable endeavours to provide to all persons requesting the same, within the six weeks following each Contract Start Day, estimates of the Mvarh absorption and generation by the NGC Transmission System, where used for the purposes of voltage support, during the preceding six month period (commencing with that ending on 30th September, 1998).

          6.   AMENDMENT AND CONCLUSION OF ANCILLARY SERVICES AGREEMENTS
               ---------------------------------------------------------

          6.1 NGC and each relevant User shall promptly do all such acts and execute and deliver such agreements and other documentation as may be necessary to amend or conclude the relevant Ancillary Services Agreements so as to give effect to the provisions of this Schedule and the Appendices as amended from time to time.

          6.2 Sub-paragraphs 4.6 and 6.1 shall not require NGC or any User to amend or conclude an Ancillary Services Agreement so as to give effect to this Schedule and the Appendices if and to the extent that, in respect of any Generating Unit, NGC and such User shall have expressly agreed in writing that no payments shall be made by NGC to such User under an Ancillary Services Agreement for the provision of the Obligatory Reactive Power Service from that Generating Unit.

          7    STATUTORY AND REGULATORY OBLIGATIONS
               ------------------------------------

          7.1 No Party shall be bound to perform any of its duties or responsibilities under this Schedule and the Appendices (including without limitation with regard to the amending or concluding of Ancillary Services Agreements in accordance with sub-paragraph 4.6 and the entering into of Market Agreements in accordance with paragraph 5) if and to the extent that to do so would be likely to involve that Party in breach of its duties and obligations (if any) under the Act or of any condition of a License. Accordingly, nothing in this Schedule and the Appendices shall preclude NGC from procuring the provision of any Enhanced Reactive Power Service in a manner otherwise than in accordance with paragraph 5 in order to comply with its duties and obligations under the Act and/or any condition of the Transmission License to the extent such compliance cannot reasonably be assured by the performance of its duties and responsibilities under paragraph 5.

          7.2 Without prejudice to sub-paragraph 7.1, NGC shall not be bound to comply with the provisions of sub-paragraph 5.3(h) with regard to the disclosure of information to the extent that to do so would be likely to restrict, distort or prevent competition in the provision of the Obligatory Reactive Power Service and/or Enhanced Reactive Power Services.

                                      APPENDIX 1
                                      ----------

                         PAYMENTS FOR THE OBLIGATORY REACTIVE
                        -------------------------------------
                     POWER SERVICE - DEFAULT PAYMENT ARRANGEMENTS
                    ---------------------------------------------

          The provisions of this Appendix 1, as referred to in sub-paragraph 4.2 of this Schedule, shall apply to the calculation of default payments for provision of the Obligatory Reactive Power Service from Despatch Units. All payments shall be expressed in pounds sterling.

          1.   TOTAL PAYMENT
               -------------

               Total Payment (PT)  =    PU + PC   [pound sterling per
                                                  Settlement Period per
                                                  Despatch Unit]

               where, subject always to paragraphs 7 and 8 below:

               PU   =    the utilisation payment in respect of a Despatch
                         Unit for a Settlement Period determined in accordance with paragraph 2 below; and

               PC   =    the capability payment in respect of a Despatch
                         Unit for a Settlement Period determined in accordance with paragraph 3 below.

          2.   UTILISATION PAYMENT
               -------------------

               PU   =    BP = U         [pound sterling per Settlement
                                        Period per Despatch Unit]

               Where

               BP   =    46,270,000 * I * X  [pound sterling/Mvarh]
                         ------------------
                         42,054,693

               Where

               I    =    defined in paragraph 5 below:

               X    =    a factor which shall be:

                    (i) in respect of any Settlement Period from (and including) 1st October, 1997 to (and including) 31st March, 1998, 0.2; and

                    (ii) in respect of any Settlement Period from (and
                         including) 1st April, 1998 to (and including) 31st March, 1999, 0.5 (subject as provided below); and

                   (iii) subject always to sub-paragraph 2.5 of this
                         Schedule, in respect of any Settlement Period from (and including) 1st April, 1999 to (and including) 31st March, 2000, 0.75 (subject as provided below); and

                    (iv) subject always to sub-paragraph 2.5 of this
                         Schedule, in respect of all Settlement Periods thereafter, 1.00 (subject as provided below):

                    Provided always that with effect from 1st April, 1998, X shall be 0.2 in all Settlement Periods from (and including) that in which:

                    (a) the relevant Despatch Unit (or, in relation to a Centrally Despatched CCGT Module, any relevant CCGT Unit) fails a Reactive Test until (and including) the Settlement Period in which a subsequent Reactive Test is passed in relation to that Despatch Unit (Or CCGT Unit (as the case may be)); or

                    (b) the User fails (other than pursuant to an instruction given by NGC or as permitted by the Grid Code) to set the Automatic Voltage Regulator of the Despatch Unit (or, in relation to a Centrally Despatched CCGT Module, any relevant CCGT Unit) to a voltage following mode until (and including) the Settlement Period in which the User notifies NGC that the Automatic Voltage Regulator is so set; or

                    (c) the Despatch Unit fails to comply with a Reactive Despatch Instruction due to the fact that the Despatch Unit (or, in relation to a Centrally Despatched CCGT Module, any relevant CCGT Unit) is unable to increase and/or decrease its Mvar output (other than as a direct result of variations in System voltage) until (and including) the Settlement Period in which the User notifies NGC that the Despatch Unit is so able to comply; or

                    (d) the Despatch Unit fails to have a Mvar range which includes the ability to provide zero Mvar at the Commercial Boundary until (and including) the Settlement Period in which the User notifies NGC that the Despatch Unit has or once more has such range; and

               U    =    defined in Section 1 of Appendix 3.

          3.   CAPABILITY PAYMENT
               ------------------

               PC   =    [[(BP * ZWF * QC * QSF) + (BP * ZWF * QC * QSF )]
                         * ]] [pound sterling per Settlement Period per
                         Despatch Unit]

               Provided always that PC shall be 0 in all Settlement Periods from (and including) that in which:

               (i) the User fails (other than pursuant to an instruction given by NGC or as permitted by the Grid Code) to set the Automatic Voltage Regulator of the Despatch Unit (or, in relation to a Centrally Despatched CCGT Module, any relevant CCGT Unit) to a voltage following mode until (and including) the Settlement Period in which the User notifies NGC that the Automatic Voltage Regulator is so set; or

               (ii) the Despatch Unit fails to comply with a Reactive
                    Despatch Instruction due to the fact that the Despatch Unit (or in relation to a Centrally Despatched CCGT Module, any relevant CCGT Unit) is unable to increase and/or decrease its Mvar output (other than as a direct result of variations in System voltage) until (and including) the Settlement Period in which the User notifies NGC that the Despatch Unit is so able to comply; or

              (iii) the Despatch Unit fails to have a Mvar range which
                    includes the ability to provide zero Mvar at the Commercial Boundary until (and including) the Settlement Period in which the User notifies NGC that the Despatch Unit has or once more has such range; or

               (iv) a continuous period of unavailability of a Despatch
                    Unit to be Despatched by NGC in accordance with Grid Code SDC extends beyond 75 consecutive days until (and including) the Settlement Period in which the Despatch Unit is subsequently declared available in accordance with Grid Code SDC,

               Where

               BP   =    46,270,000 * I * Y       [pound sterling/Mvar per
                         ------------------       Settlement Period]
                         0.868178624 * 16,112 * 8,760 * 2
               Where

               I    =    defined in paragraph 5 below:

               Y    =    a factor which shall be:

                    (i) in respect of any Settlement Period from (and including) 1st October, 1997 to (and including) 31st March, 1998, 0.8; and

                    (ii) in respect of any Settlement Period from (and
                         including) 1st April, 1998 to (and including) 31st March, 1999, 0.5; and

                   (iii) subject always to sub-paragraph 2.5 of this
                         Schedule, in respect of any Settlement Period from (and including) 1st April, 1999 to (and including) 31st March, 2000, 0.25; and

                    (iv) subject always to sub-paragraph 2.5 of this
                         Schedule, in respect of all Settlement Periods thereafter, 0;

               ZWF  =    the Provisional Zonal Weighting Factor defined in
                         paragraph 4 below (expressed to apply to both leading and lagging Mvar) subject to reconciliation in accordance with that paragraph;

               QC   =    defined in Section 2 of Appendix 3 (expressed to
                         apply to both leading and lagging M var);

               QSF  =    the shortfall factor relating to the capability
                         payment (expressed as either QSF[lead] or QSF[lag] to apply respectively to capability leading and capability lagging as applicable), being:

                                             (     QR  )
                                        min  (1,(------)[2] )
                                             (     QC  )

               Where

               QR   =    defined in Section 2 of Appendix 3 (expressed to
                         apply to both leading and lagging Mvar); and

               J    =    1 in each Settlement Period in which, in relation
                         to the Despatch Unit n question.  Genset
                         Registered Capacity is greater than 2MW, otherwise
                         0.

          4.   ZONAL WEIGHTING FACTORS
               -----------------------

               ZWF  =    the Provisional Zonal Weighting Factor (expressed
                         as either ZWF [lead] or ZWF[lag] to apply respectively to the zonal weighting factor leading and the zonal weighting factor lagging) for the Despatch Unit, calculated as follows:

                         (a) In respect of the period from (and including) 1st October, 1997 to (and including) 31st March, 1998 and in respect of each subsequent twelve month period ending 31st March, provisional zonal weighting factors ("the Provisional Zonal Weighting Factors") shall be calculated by NGC in respect of both leading and lagging Reactive Power by reference to:

                              (i)  the leading or lagging (as the case may
                                   be) Mvar "need" for leading or lagging
                                   (as the case may be) Reactive Power for
                                   that period in each Relevant Zone,
                                   divided by

                              (ii) the total leading or lagging (as the
                                   case may be) Mvar capability for that
                                   period in each Relevant Zone as forecast by NGC ("the Total Forecast
                                   Capability").

                              with the result of that division in each case being multiplied by an adjustment factor being:

                                        16112
                                        -----
                                         TAN
          Where

                         TAN  =    a figure being, for the period from (and
                                   including) 1st October, 1997 to (and
                                   including) 31st March, 1998, 14,775, and for each subsequent twelve month period ending 31st March, a figure being the sum total of the leading Mvar "need" for leading Reactive Power plus the sum total of the lagging Mvar "need" for lagging Reactive Power in all Reactive
                                   Power Zones for the twelve month period
                                   in question, as given year in the Seven
                                   Year Statement.

                         provided that each Provisional Zonal Weighting Factor (both leading and lagging) shall not in any event be greater than 3,000 and provided further that (for the avoidance of doubt) no determination of ZWF [lead] ZWF [lag] and TAN shall be made in respect of any such twelve month period when Y = 0.

                    (b) the Provisional Zonal Weighting Factors, together with the Total Forecast Capability, will be notified by NGC as soon as reasonably practicable by publication in the first practicable Seven Year Statement (or any update thereof).

                    Reconciliation

                    As soon as reasonably practicable following the expiry of each twelve month period ending 31st March, NGC shall recalculate ZWF [lead] ZWF [lag] for that twelve month period in accordance with the above provisions for calculation of the Provisional Zonal Weighting Factors but substituting for the Total Forecast Capability the actual total leading or lagging (as the case may be) Mvar capability for that twelve month period in each Relevant Zone as determined by NGC ("the Total Actual Capability"). Such recalculation of ZWF [lead] and ZWF [lag] shall be undertaken by NGC in a manner consistent with the principles and methodologies set out in the document entitled "Methodology Document for the Recalculation of Zonal Weighting Factors" published by NGC for this purpose. Such recalculated figures for ZWF [lead] and ZWF [lag] ("the Final Zonal Weighting Factors"), together with the Total Actual Capability, shall be published by NGC in the Seven Year Statement. Each Final Zonal Weighting Factor (both leading and lagging) shall not in any event be greater than 3,000 and (for the avoidance of doubt) no determination of ZWF [lead], ZWF [lag] and TAN shall be made in respect of any such twelve month period when Y=O.

                    NGC shall derive the Total Actual Capability from the Mvar capability (required under and in accordance with the Connection Conditions of the Grid Code) of Generating Units in respect of which Ancillary Services Agreements have been or will be amended or concluded to give effect to the provisions of sub-paragraphs 4.2 and
                    4.3 of this Schedule. In respect of any twelve month period ending 31st March, such Mvar capability shall be reduced pro rata for all Settlement Periods in such twelve month period in respect of which no capability payments referred to in this Appendix 1 shall fall due:

                    (a) by virtue of paragraph 7 below (with effect from the commencement of the twelve month period in question); and

                    (b) by virtue of paragraph 8 below (until the end of the twelve month period in question); and

                    (c) by virtue of factor J referred to in paragraph 3 above being set to zero (at any time during the twelve month period in question).

                    As soon as reasonably practicable following publication of the relevant Seven Year Statement, NGC shall pay to each relevant User or be paid by each relevant User such sum as will reconcile:

                    (i) capability payments made to that User and calculated in accordance with paragraph 3 above by reference to the Provisional Zonal Weighting Factors;

                    with

                    (ii) capability payments due to or from that User and
                         calculated in accordance with paragraph 3 above by reference to the Final Zonal Weighting Factors.

                    For the avoidance of doubt, such reconciliation will include the payment of interest at the Base Rate from the date of payment by NGC to that User of the capability payments referred to at (i) above.

                    For clarification purposes, each reference in this paragraph 4 to "need" does not imply actual Reactive Power need but is used merely to refer to the figure identified as "need" in the Seven Year Statement. Such figure shall be determined each year using the same principles and methodologies as used to determine the zonal weighting factors for the twelve month periods ended on 31st March, 1996 and 31st March, 1997.

          5    INDEXATION
               ----------

               The indexation factor I used in the formulae in paragraphs 2 and 3 above shall, with effect from 1st October, 1997 in respect of the period from (and including) that date to (and including) 31st March, 1998, and with effect from 1st April in respect of each subsequent twelve month period ending 31st March, be determined as follows:

               I    =              RPI[2]
                                   ------
                                   RPI[1]

               Where

               For the period from (and including) 1st October, 1997 to (and including) 31st March, 1998 RPI[2] = 155.4, and thereafter RPI[2] is the RPI for March of the immediately preceding twelve month period ending 31st March.

               RPI[1] is the RPI for March, 1994 (142.5).

               The index used is the Retail Prices Index (RPI) with 1987 = 100 base. The source of the RPI index is the monthly Department of Employment "Employment Gazette".

               In the event that RPI ceases to be published or is not published in respect of any relevant month or it is not practicable to use RPI because of a change in the method of compilation or some other reason, the indexation factor I shall be calculated by NGC using an alternative index nominated by NGC as it thinks fit acting reasonably but with a view to determining the relevant payment after indexation that would be closest to the relevant payment after indexation if RPI had continued to be available.

               Subject always to sub-paragraph 2.5 of this Schedule, in respect of all periods from (and including) 1st April, 2001 the indexation factor I applicable for the period from (and including) 1st April, 2000 to (and including) 31st March, 2001 shall apply.

          6    INFORMATION UNAVAILABLE
               -----------------------

               Where any information or data required by NGC for the calculation of payments to be made pursuant to this Schedule for any 12 month period ending 31st March is not available to NGC at the relevant time, NGC shall calculate payments for that 12 month period based upon the amounts payable to Users for the immediately preceding 12 month period adjusted by NGC to reflect its best estimate of the unavailable information or data. Once such information or data is available, NGC shall accordingly make all consequential adjustments to the payments from itself to Users as soon as reasonably practicable thereafter to reflect any repayment or additional payment so required to be made by one party to the other in respect of the period from 1st April in such year until the date of such repayment or additional payment (including interest thereon at the Base Rate).

          7    COMMISSIONING
               -------------

          7.1 Save in relation to Despatch Units operational prior to 1st April, 1997, no utilisation or capability payments referred to in this Appendix 1 shall fall due and payable to any User in respect of any Despatch Unit until the Settlement Period in which it is demonstrated to the reasonable satisfaction of NGC, having regard to industry practice, that the Despatch Unit (or, in or the case of a Centrally Despatched CCGT Module, but subject always to sub-paragraph 7.4 below, each relevant CCGT Unit) complies with the provisions of Grid Code CC6.3.2 and CC6.3.4 or (where NGC in its sole discretion requires Reactive Power from a Despatch Unit before then for the purposes of security of the NGC Transmission System) such earlier date as NGC may agree with a User in respect of that Despatch Unit.

          7.2 Before any demonstration of compliance referred to in sub-paragraph 7.1 above, it shall be necessary for the User to demonstrate to NGC's reasonable satisfaction, having regard to industry practice, that the Despatch Unit's (or, in the case of a Centrally Despatched CCGT Module, each relevant CCGT Unit's) Excitation system, and in particular the Under-excitation Limiter, has been successfully commissioned and complies with the provisions of Grid Code CC6.3.8.

          7.3 For the avoidance of doubt, the issue by NGC in relation to a Despatch Unit of a Despatch Instruction to unity power factor or zero Mvar shall neither imply by itself that NGC is reasonably satisfied with compliance as referred to in sub-paragraph 7.1 above nor imply in relation to the Despatch Unit agreement by NGC of an earlier date as also referred to therein.

          7.4 Until such time as it shall be demonstrated to the reasonable satisfaction of NGC that, in relation to a Centrally Despatched CCGT Module, all relevant CCGT Units comply with the provisions of Grid Code CC6.3.2 and CC6.3.4 as referred to in sub-paragraph 7.1 above, it is the intention that capability and utilisation payments shall fall due to a User in respect of that Centrally Despatched CCGT Module notwithstanding the provisions of sub-paragraph
               7.1 above but on the basis that capability payments will be calculated by reference to the Reactive Power capability of each CCGT Unit in respect of which compliance has been demonstrated. For such period, and in relation to that Centrally Despatched CCGT Module only, this Appendix 1 and the definition of QC and QR set out in Appendix 3 shall be read and construed accordingly.

          8    DE-ENERGISATION, DECOMMISSIONING AND DISCONNECTION
               --------------------------------------------------

               Subject to all rights and obligations of NGC and the User accrued at such date, utilisation and capability payments referred to in this Appendix 1 shall cease to fall due and payable to any User in respect of any Despatch Unit with effect from the date of expiry or termination for whatever reason of the relevant Ancillary Services Agreement in accordance with its terms or (if earlier) with effect from the date of De-energisation, Decommissioning or Disconnection of that Despatch Unit for any reason pursuant to the relevant Supplemental Agreement or this Agreement.

          9    RECONCILIATION
               --------------

               As soon as practicable after this Schedule has taken effect and Ancillary Services Agreements have been amended so as to give effect thereto, NGC will pay to each relevant User or be paid by each relevant User such sum as will reconcile:

               (a) payments (if any) made to such User for the provision of the Obligatory Reactive Power Service from Despatch Units in respect of the period from 1st October, 1997 to (and including) the date of such reconciliation by NGC with

               (b) payments due to or from such User pursuant to any Ancillary Services Agreements giving effect to this
                    Schedule in respect of the period from 1st October, 1997 to the date of such reconciliation (both dates inclusive) as if such Ancillary Services Agreements had then been effective.

               For the avoidance of doubt, such reconciliation will include the payment of interest at Base Rate from the date of the relevant payment by NGC referred to at sub-paragraph 9(a) above.

                                      APPENDIX 2
                                      ----------

                  PAYMENTS FOR THE OBLIGATORY REACTIVE POWRE SERVICE
                  --------------------------------------------------
               AND ENHANCED REACTIVE POWER SERVICES - MARKET MECHANISM
               --------------------------------------------------------

          The provisions of this Appendix 2, as referred to in sub-paragraph 5.3(d)(i) of this Schedule, shall apply to the calculation of payments in respect of Tenders comprising prices for and Tendered Capability Breakpoints relating to the Obligatory Reactive Power Service and in respect of Tenders comprising terms for the provision of the Enhanced Reactive Power Service specified in sub-paragraph 1.3(a) of this Schedule, in each case in respect of Despatch Units. All payments shall be expressed in pounds sterling. All algebraic terms contained in this Appendix 2 shall bear the meanings set out in paragraph 1 below unless the context otherwise requires.

          1.   DEFINITIONS
               -----------

               For the purposes of this Appendix 2, unless the context otherwise requires, the following terms shall have the following meanings:

               A[11]               =         Genset Metered Generation (as
                                             defined in the Pool Rules) in
                                             respect of a Despatch Unit for
                                             a Settlement Period;

               CA1, CA2 and CA3    =         the available capability
                                             prices (expressed to apply to
                                             both leading and lagging)
                                             (pound sterling/Mvar/h) (as
                                             more particularly described in
                                             paragraph 2 of Appendix 5) as
                                             specified in the relevant
                                             Market Agreement;

               CS1, CS2 and CS3    =         the synchronised capability
                                             prices (expressed to apply to
                                             both leading and lagging)
                                             (pound sterling/Mvar/h) (as
                                             more particularly described in
                                             paragraph 2 of Appendix 5) as
                                             specified in the relevant
                                             Market Agreement;

               CU1, CU2 and CU3    =         the utilisation prices
                                             (expressed to apply to both
                                             leading and lagging) (pound
                                             sterling Mvar/h) (as more
                                             particularly described in
                                             paragraph 2 of Appendix 5) as
                                             specified in the relevant
                                             Market Agreement;

               K                   =         in respect of Centrally
                                             Despatched CCGT Modules, the
                                             relevant configuration factor
                                             as specified in the relevant
                                             Market Agreement, otherwise 1;

               Q[lead]             =         defined in Section 2 of
                                             Appendix 3;

               Q[lag]              =         defined in Section 2 of
                                             Appendix 3;

               Q1, Q2 and Q3       =         the contracted capability
                                             breakpoints (expressed to
                                             apply to both leading and
                                             lagging) in whole Mvar as may
                                             be specified in the relevant
                                             Market Agreement, where:

                                        (i)  Q1  =  TQ1,
                                             Q2  =  TQ2
                                             and Q3 = QC
                                             where TQ2<QCs TQ3

                                        (ii) Q1  =  TQ1,
                                             Q2  =  QC
                                             Q3  =  null
                                             where TQ1<QCs TQ2

                                       (iii) Q1  =  QC,
                                             Q2  =  null
                                             Q3  =  null

                                             where O< QCs TQ1

          SPD                      =         Settlement Period Duration (as
                                             defined in the Pool Rules);

          TQ1, TQ2 and TQ3         =         defined in Appendix 5;

          U[lead]                  =         defined in Section 1 of
                                             Appendix 3;

          U[lag]                   =         defined in Section 1 of
                                             Appendix 3;

          V                        =         the system voltage range
                                             performance factor (expressed
                                             to apply to both leading and
                                             lagging) as calculated in
                                             accordance with the formulae
                                             set out in the relevant Market
                                             Agreement, otherwise 1;

          XP[11]                   =         Genset Actual Availability (as
                                             defined in the Pool Rules) in
                                             respect of a Despatch Unit for
                                             a Settlement Period.

          2.   TOTAL PAYMENT
               -------------

               Total Payment (PTM) = PUM + PCA + PCS (pound sterling per Settlement Period per Despatch Unit)

               where, subject always to paragraphs 6, 7 and 8 below:

               PUM  =    the utilisation payment in respect of a Despatch
                         Unit for a Settlement Period determined in accordance with paragraph 3 below;

               PCA  =    the available capability payment in respect of a
                         Despatch Unit for a Settlement Period determined in accordance with paragraph 4 below; and

               PCS  =    the synchronised capability payment in respect of
                         a Despatch Unit for a Settlement Period determined in accordance with paragraph 5 below.

               Provided always that PTM shall be 0 in all Settlement Periods from and including that in which:

               (a) the relevant Despatch Unit (or, in relation to a Centrally Despatched CCGT Module, any relevant CCGT
                    Unit) fails a Reactive Test or a Contract Test until (and including) the Settlement Period in which a subsequent Reactive Test or Contract Test (as the case may be) is passed in relation to that Despatch Unit (or CCGT Unit (as the case may be)); or

               (b) the User fails (other than pursuant to an instruction given by NGC or as permitted by the Grid Code) to set the Automatic Voltage Regulator of the Despatch Unit (or, in relation to a Centrally Despatched Module, any relevant CCGT Unit) to a voltage following mode until (and including) the Settlement Period in which the User notifies NGC that the Automatic Voltage Regulator is so set; or

               (c) the Despatch Unit fails to comply with a Reactive Despatch Instruction due to the fact that the Despatch Unit (or, in relation to a Centrally Despatched CCGT Module, any relevant CCGT Unit) is unable to increase and/or decrease its Mvar Output (other than as a direct result of variations in System voltage) until (and including) the Settlement Period in which the User notifies NGC that the Despatch Unit is so able to comply; or

               (d) the Despatch Unit fails to have a Mvar range which includes the ability to provide zero Mvar at the Commercial Boundary until (and including) the Settlement Period in which the User notifies NGC that the Despatch Unit has or once more has such range.

          3.   UTILISATION PAYMENT
               -------------------

          3.1  For each Settlement Period,

               PUM = PUM[lead] + PUM[lag]    (pound sterling per Settlement
                                             Period per Despatch Unit)
               Where

               PUM[lead] = defined in sub-paragraph 3.2 below;

               PUM[lag]  =  defined in sub-paragraph 3.3 below.

          3.2  Leading Utilisation (PUM[lead])

               There are four mutually exclusive cases (a),(b),(c) or (d):

               (a)  If   Q2[lead]<(U[lead]/SPD) and both Q2[lead] and
                         Q3[lead] are not deemed null (i.e. there are three breakpoints)

                    then PUM[lead] = SPD[*] [(CU1[lead] * Q1[lead]) +
                         (CU2[lead] * (Q2[lead])) + (CU3[lead] * ((U[lead]/
                         SPD) * Q2[lead]))]

               (b)  If

                    either Q1[lead] < (U[lead]/SPD) <Q2[lead] and Q2[lead] is not deemed null (i.e. there are at least two breakpoints)
                              --------

                    or Q2[lead] <(U[lead]/SPD) and Q2[lead] is not deemed null and Q3 is deemed null (i.e. there are only
                                                                    ----
                         two breakpoints)

                    then PUM[lead] = SPD * [(CU1[lead] * Q1[lead]) +
                         (CU2[lead] * ((U[lead]/SPD) - Q1[lead]))]

               (c)  If

                    either 0<(U[lead]/SPD) <Q1[lead] (i.e. irrespective of the number of breakpoints)

                    or Q1[lead] < (U[lead]/SPD) and Q2[lead] and Q3[lead] are deemed null (i.e. there is only one breakpoint)

                    then PUM[lead]=CU1[lead]*U[lead]

               (d)  otherwise

                    PUM[lead]=0    (pound sterling per Settlement Period
                                   per Despatch Unit]

          3.3  Lagging Utilisation (PUM[lag])

               There are four mutually exclusive cases (a), (b), (c) or
               (d);

               (a)  If   Q2[lag] <(U[lag]/SPD) and both Q2[lag] and Q3[lag]
                         are not deemed null (i.e. there are three breakpoints)

                    then PUM[lag]=SPD*[(CU1[lag]*Q1[lag])+(CU2[lag]*(Q2[lag
                         ]-Q1[lag]))+(CU3[lag]*((U[lag]/SPD)-Q2[lag]))]

               (b)  If

                    either Q1[lag]<(U[lag]/SPD)> Q2[lag] and Q2[lag] is not deemed null (i.e. there are at least two
                                                              --------
                              breakpoints)

                    or Q2[lag]<(U[lag]/SPD) and Q2[lag] is not deemed null and Q3 is deemed null (i.e. there are only
                                                                    ----
                         two breakpoints)

                    then PUM[lag]=SPD*[(CU1[lag]*Q1[lag]) +
                         (CU2[lag]*((U[lag]/SPD)-Q1[lag]))]

               (c)  If

                    either 0<(U[lag]/SPD)<Q1[lag] (i.e. irrespective of the number of breakpoints)

                    or Q1[lag]<(U[lag]/SPD) and Q2[lag] and Q3[lag] are deemed to be null (i.e. there is only one
                                                          ----
                         breakpoint)

                    then PUM[lag]=CU1[lag]*U[lag]

               (d)  otherwise

                    PUM[lag]=0 (pound sterling per Settlement Period per Despatch Unit]

          4.   AVAILABLE CAPABILITY PAYMENT
               ----------------------------

          4.1  For each Settlement Period,

               where XP[ii]>5MWh

               then PCA=K*((V[lead] * PCA[lead]) + (V[lag]*PCA[lag]))

               otherwise

               PCA=O     [pound sterling per Settlement Period per Despatch
                         Unit]

               where

               PCA[lead] =    defined in sub-paragraph 4.2 below;

               PCA[lag]  =    defined in sub-paragraph 4.3 below.

          4.2  Available Leading Capability (PCA[lead])

               There are four mutually exclusive cases (a), (b), (c) or
               (d):

               (a)  If   Q2[lead]<Q[lead]<Q3[lead] and both Q2[lead] and
                         Q3[lead] are not deemed null (i.e. there are three breakpoints)

                    then PCA[lead]=SPD*[(CA1[lead]*Q1[lead]) + (CA2[lead] *
                         (Q2[lead]-Q1[lead])) +  CA3[lead]*(Q[lead]-
                         Q2[lead]))]

               (b)  If   Q1[lead]<Q[lead][<]Q2[lead] and Q2[lead] is not
                         deemed null (i.e. there are at least two
                                                     --------
                         breakpoints)

                    then PCA[lead]=SPD*[(CA1[lead]*Q1[lead]) +
                         (CA2[lead]*(Q[lead]-Q1[lead]))]

               (c)  If   0<Q[lead]<Q1[lead] (i.e. irrespective of the
                         number of breakpoints)

                    then PCA[lead]=SPD*CA1[lead]*Q[lead]

               (d)  otherwise

                    PCA[lead]=0         [pound sterling per Settlement
                                        Period per Despatch Unit]

          4.3  AVAILABLE LAGGING CAPABILITY (PCA[lag])

               There are four mutually exclusive cases (a), (b), (c) or
               (d):

               (a)  If   Q2[lag] < Q[lag] < Q3[lag] and Q2[lag] and Q3[lag]
                         are not deemed null (i.e. there are three breakpoints)

                    then PCA[lag]=SPD*[(CA1[lag]*Q1[lag])+(CA2[lag]*
                         (Q2[lag]-Q1[lag]))+(CA3[lag]*(Q[lag]-Q2[lag]))]

               (b)  If   Q1[lag]<Q[lag]<Q2[lag] and Q2[lag] is not deemed
                         null (i.e. there are at least two breakpoints)
                                              --------

                    then PCA[lag]=SPD*[(CA1[lag]*Q1[lag])+(CA2[lag]*(Q[lag]
                         -Q1[lag]))]

               (c)  If   O<Q[lag][<]Q1[lag] (i.e. irrespective of the
                         number of breakpoints)

                    then PCA[lag]=SPD*CA1[lag]*Q[lag]

               (d)  otherwise

                    PCA[lag]=0          (pound sterling per Settlement
                                        Period per Despatch Unit]

          5.   SYNCHRONISED CAPABILITY PAYMENT
               -------------------------------

          5.1  For each Settlement Period,

               where A[ii]>5MWh

               PCS = K*((V[lead]*PCS[lead])+(V[lag]*PCS[lag]))

               otherwise

               PCS = 0        [pound sterling per Settlement Period per
                              Despatch Unit]

               where

               PCS[lead]      =    defined in sub-paragraph 5.2 below;

               PCS[lag]       =    defined in sub-paragraph 5.3 below.

          5.2  Synchronised Leading Capability (PCS[lead])

               There are four mutually exclusive cases (a), (b), (c) and
               (d);

               (a)  If   Q2[lead]<Q[lead]<Q3[lead] and Q2[lead] and
                         Q3[lead] are not deemed null (i.e. there are three breakpoints)

                    then PCS[lead]=SPD*[(CS1[lead]*Q1[lead])+(CS2[lead]*(Q2
                         [lead]-Q1[lead]))+(CS3[lead]*(Q[lead]- Q2[lead]))]

               (b)  If   Q1[lead]<Q[lead]<Q2[lead] and Q2[lead] is not
                         deemed null (i.e. there are at least two
                                                     --------
                         breakpoints)

                    then PCS[lead]=SPD*[(CS1[lead]*Q1[lead])+(CS2[lead]*Q[l
                         ead]-Q1[lead]))]

               (c)  If   0<Q[lead]<Q1[lead] (i.e. irrespective of the
                         number of breakpoints)

                    then PCS[lead]=SPD*CS1[lead]*Q[lead]

               (d)  otherwise

                    PCS[lead]=0    [pound sterling per Settlement Period
                                   per Despatch Unit]

          5.3  Synchronised Lagging Capability (PCS[lag])

               There are four mutually exclusive cases (a), (b), (c) or
               (d):

               (a)  If   Q2[lag] < Q[lag] < Q3[lag] and Q2[lag] and Q3[lag]
                         are not deemed null (i.e. there are three breakpoints)

                    then PCS[lag]=SPD*[(CS1[lag]*Q1[lag])+(CS2[lag]*(Q2[lag
                         ]-Q1[lag]))+(CS3[lag]*(Q[lag]-Q2[lag]))]

               (b)  If   Q1[lag]<Q[lag]<Q2[lag] and Q2[lag] is not deemed
                         null (i.e. there are at least two breakpoints)
                                              --------

                    then PCS[lag]=SPD*[(CS1[lag]*Q1[lag])+(CS2[lag]*(Q[lag]
                         -Q1[lag]))]

               (c)  If   0<Q[lag] < Q1[lag] (i.e. irrespective of the
                         number of breakpoints)

                    then PCS[lag]=SPD*CS1[lag]*Q[lag]

               (d)  otherwise

                    PCS[lag]=0     [pound sterling per Settlement Period
                                   per Despatch Unit]

          6.   TESTING
               -------

               NGC reserves the right to require to be included in any Market Agreement, on a basis to be agreed with a Tenderer, terms with regard to the carrying out of a Contract Test. The provisions of Grid Code OC5.5.1 relating to the carrying out of a Reactive Test (including re-tests) shall apply to the carrying out of Contract Tests.

          7.   TERMINATION
               -----------

               Save where expressly provided otherwise in a Tender, each Market Agreement shall contain terms entitling NGC to terminate that Market Agreement in the event that the User fails to provide a satisfactory level of service and entitling the User to terminate the Market Agreement in the event that NGC fails (without reasonable cause) to make due payment to the User, in each case as more particularly defined therein.

          8.   DE-ENERGISATION, DECOMMISSIONING AND DISCONNECTION
               --------------------------------------------------

               Subject to all rights and obligations of NGC and the User accrued at such date, utilisation, available capability and synchronised capability payments referred to in this Appendix 2 shall cease to fall due and payable to any User in respect of any Despatch Unit with effect from the date of expiry or termination for whatever reason of the relevant Market Agreement in accordance with its terms or (if earlier) with effect from the date of De-energisation, Decommissioning or Disconnection of that Despatch Unit for any reason pursuant to the relevant Supplemental Agreement or this Agreement.

                                      APPENDIX 3
                                      ----------

                                    TECHNICAL DATA
                                    --------------

                                      SECTION 1
                                      ---------

                              REACTIVE UTILISATION DATA
                              -------------------------

          This Section 1 of Appendix 3 specifies the technical data to be used to determine the utilisation payments to be made in accordance with Appendix 1 and Appendix 2. For the purposes thereof, the following terms shall have the following meanings:

          U[lead]   =    leading Mvarh produced by the relevant Despatch
                         Unit at the Commercial Boundary in the relevant
                         Settlement Period measured by metering meeting the requirements of Appendix 4 and as specified in the relevant Ancillary Services Agreements (including a Market Agreement) where the User has complied with a Reactive Despatch Instruction in accordance with Grid Code SDC2, otherwise 0;

          U[lag]    =    lagging Mvarh produced by the relevant Despatch
                         Unit at the Commercial Boundary in the relevant
                         Settlement Period measured by metering the requirements of Appendix 4 and as specified in the relevant Ancillary Services Agreements (including a Market Agreement) where the User has complied with a Reactive Despatch Instruction in accordance with Grid Code SDC2, otherwise 0;

          U    =    the total Mvarh (leading and lagging)

                         where

                         U=U[lead]-U[lag]         [Mvarh per Settlement
                                                  Period per Despatch Unit]

          For the avoidance of doubt, leading Mvarh shall mean Mvarh imported by the Despatch Unit at the Commercial Boundary irrespective of the direction of Active Power flow, and lagging Mvarh shall mean Mvarh exported by the Despatch Unit at the Commercial Boundary irrespective of the direction of Active Power flow.

                                      SECTION 2
                                      ---------

                    REACTIVE POWER CAPABILITY DATA & RECLARATIONS
                    ---------------------------------------------

          This Section 2 of Appendix 3 specifies the technical data to be used to determine the capability payments to be made in accordance with Appendix 1 and Appendix 2.

          1. For the purposes thereof, the following terms shall have the following meanings:

               Q[lead]   =    min (QR[lead]QC[lead])   [Mvar]

               Q[lag]    =    min(QR[lag]QC[lag]) [Mvar]

               where

               QC        =    as specified in the relevant Ancillary
                              Services Agreement (including a Market
                              Agreement), being the high voltage value
                              (specified in whole Mvar) equivalent at the Commercial Boundary to the low voltage Mvar capability (leading or lagging) of the relevant Despatch unit as described in paragraph 2 below, representing the capability to supply continuously leading or lagging Mvar (as the case may be);

               QR        =    as determined in accordance with the relevant
                              Ancillary Services Agreement (including a
                              Market Agreement), being, in relation to a Settlement Period, the high voltage value
                              (specified in whole Mvar) equivalent to the declared low voltage Mvar capability (leading or lagging) of the relevant Despatch Unit
                              (or, in the absence of such redeclaration, such high voltage value reasonably determined by NGC as a result of monitoring and/or testing as provided in the relevant Ancillary
                              Services Agreement (including a Market
                              Agreement)), and QR[lead] and QR[lag] shall be construed accordingly.

          2. (a) In respect of capability payments made in accordance with Appendix 1:

                    (i) QC shall be the capability required to be provided under and in accordance with the Connection Conditions of the Grid Code (where applicable, as determined by any direction in force from time to time and issued by the Director relieving the relevant User from the obligation under its License to comply with such part or parts of the Grid Code as may be specified therein); and

                    (ii) QC and QR shall represent the high voltage value
                         equivalent at Rated MW at the Commercial Boundary.

               (b) In respect of capability payments made pursuant to a Market Agreement in accordance with Appendix 2:

                    (i) QC shall be the capability required to be provided under and in accordance with the Connection Conditions of the Grid Code or, where the Market Agreement is in respect of a Tender for terms for the provision of the Enhanced Reactive Power Service specified in sub-paragraph 1.3(a) of this Schedule, a capability agreed to be provided in excess of that required under and in accordance with the Connection Conditions of the Grid Code but so that in such a case QC cannot exceed TQ3 (defined in Appendix 5);

                    (ii) QC shall represent the high voltage value
                         equivalent at a nominated Genset Registered
                         Capacity specified by a Tenderer in the Tender at the Commercial Boundary within the system voltage range specified in the relevant Market Agreement; and

                   (iii) QR shall represent the high voltage value
                         equivalent at the then current Genset Registered Capacity at the Commercial Boundary within the system voltage range specified in the relevant Market Agreement.

               (c) For the purposes of this Section 2, the figures for QC and QR shall be determined in a manner consistent with the principles and methodologies set out in a document published or to be published from time to time by NGC for this purpose.

               For the avoidance of doubt, leading capability shall mean the ability to import Reactive Power at the Commercial Boundary irrespective of the direction of Active Power flow, and lagging capability shall mean the ability to export Reactive Power at the Commercial Boundary irrespective of the direction of Active Power flow.

                                      APPENDIX 4
                                      ----------

                                       METERING
                                       --------

          1.   POOLING AND SETTLEMENT AGREEMENT
               --------------------------------

               For the avoidance of doubt, nothing in this Appendix shall affect the rights and obligations of those Parties also party to the Pooling and Settlement Agreement under Clause 60 and Schedule 21 thereto with regard to Metering Equipment and Metering Systems insofar as such provisions relate to Reactive Energy.

          2.   DESPATCH UNITS
               --------------

               2.1 For the purposes of this Schedule and the Appendices, subject always to sub-paragraph 2.2, the quantities of Mvarh imported and exported by a Despatch Unit shall be derived from the relevant Metering System for that Despatch Unit registered with the Settlement System Administrator.

               2.2 Where the existing Metering System for the Despatch Unit registered with the Settlement System Administrator does not incorporate Metering Equipment capable of measuring and recording Mvarh imports and exports for that Despatch Unit for each Settlement Period, then the relevant User shall register or procure that there is registered in accordance with Clause 60.2.2 of the Pooling and Settlement Agreement a Metering System which does incorporate such Metering Equipment.

               2.3 All relevant Metering Equipment identification and location codes shall be set out in the relevant Ancillary Services Agreement, and the Generator hereby agrees to facilitate agreement between the Parties with respect thereto by providing NGC as soon as reasonably practicable following request with all necessary supporting diagrams and other written documentation.

               2.4 Where the configuration of the Metering System is such that:

                    2.4.1 Mvarh import and export values for the Despatch Unit are not measured at the Commercial Boundary; and/or

                    2.4.2 Mvarh import and export values for the Despatch Unit are measured by more than one Meter; and/or

                    2.4.3 the Mvarh import and export values for the Despatch Unit are measured by a Meter which also measures the Mvarh import and export values of one or more other Generating Units, Plant and Apparatus or other equipment, then appropriate loss adjustment factors and aggregation methodologies (as the case may be) shall be used to determine on a Settlement Period basis the Mvarh import value and Mvarh export value for the relevant Despatch unit at the Commercial Boundary to be used for the purposes of this Schedule. Subject always to sub-paragraph 2.5, the appropriate factors and methodologies for each relevant Despatch Unit shall be agreed by NGC and each relevant User (both acting reasonably) in the relevant Ancillary Services Agreement by adoption of one or more of the factors or methodologies set out in the document entitled "Methodology Document for the Aggregation of Reactive Power Metering" (as amended from time to time) published by NGC for this purpose. This document shall specify the respective factors and methodologies to be applied for particular Metering System configurations in order to determine so far as reasonably practicable the Mvarh import value and Mvarh export value for the relevant Despatch Unit at the Commercial Boundary as required by this sub-paragraph 2.4.

               2.5 Loss adjustment factors and aggregation methodologies need not be agreed between NGC and the relevant User in connection with any configuration described in sub-paragraph 2.4.3 in respect of periods prior to 1st April, 1998.

          3.   NON-CENTRALLY DESPATCHED GENERATING UNITS AND OTHER PLANT
               ---------------------------------------------------------
               AND/OR APPARATUS (OR OTHER EQUIPMENT)
               -------------------------------------

               In respect of each Generating Unit whose MW output is sold in accordance with the Pool Rules, the provisions of paragraph 2 shall apply (as if references therein to Despatch Unit were to Generating Unit). In all other cases, the following provisions shall apply:

               3.1 The quantities of Mvarh imported and exported shall be measured and recorded through Meters complying with all relevant Codes of Practice to the extent applying to Reactive Energy, which shall include without limitation those relating to calibration, testing and commissioning.

               3.2 Such Meters shall be capable of providing a Mvarh import and export value for each Settlement Period for each Non Centrally Despatched Generating Unit or other Plant and/or Apparatus or other equipment.

               3.3 Such Meters shall be situated as close as reasonably practicable to the Commercial Boundary taking into account relevant financial considerations.

               3.4 The principles set out in paragraph 2.4 in relation to adjustment and aggregation shall apply.

               3.5 For the purposes of remote interrogation the relevant Ancillary Services Agreement shall include appropriate terms with regard to the provision and maintenance of all communication links.

          4.   TRADING SITES
               -------------

               It is the intention of the Parties that the treatment of Trading Sites for the purposes of metering and the provisions of this Appendix shall be the subject of a review by the Transmission Users Group as referred to in Appendix 7.

          5.   DEFINITIONS
               -----------

               In this Appendix 4, the terms "Codes of Practice", "Meters", "Metering Equipment", "Metering System" and "Reactive Energy" shall have the meaning attributed to each of them in the Pooling and Settlement Agreement.

                                      APPENDIX 5
                                      ----------

                                SUBMISSION OF TENDERS
                                ---------------------

          The provisions of this Appendix 5 specify the manner in which Users shall complete Tenders comprising prices and Tendered Capability Breakpoints relating to the Obligatory Reactive Power Service and terms for the provision of the Enhanced Reactive Power Service specified in sub-paragraph 1.3(a) of this Schedule, in each case in respect of Despatch Units.

          A Tender shall include (inter alia) details of the Reactive Power range, the prices tendered for utilisation and capability and an indexation mechanism as set out below. Each Tender must relate to one Despatch Unit only. Users wishing to tender in relation to more than one Despatch Unit must therefore submit separate Tenders for each Despatch Unit.

          1    REACTIVE POWER CAPABILITY
               -------------------------

          1.1 In respect of each Despatch Unit, a Tenderer must nominate a Genset Registered Capacity which it anticipates will be the actual Genset Registered Capacity on the Contract Start Day for that Despatch Unit (in this Appendix 5 referred to as "the Nominated Genset Registered Capacity") to be used for the duration of the Market Agreement. All capability data used for the purpose of a Tender must be expressed as the capability of a Despatch Unit at the Commercial Boundary and must represent the value of Reactive Power output which can be supplied continuously at the Commercial Boundary when the Despatch Unit is operating at the Nominated Genset Registered Capacity.

          1.2 In respect of each Despatch Unit, all capability data relating to the provision of the Enhanced Reactive Power Service specified in sub-paragraph 1.3(a) of this Schedule must be expressed as the capability of that Despatch Unit at the Commercial Boundary across a system voltage range to be specified by the Tenderer in its Tender (or otherwise in accordance with directions given by NGC).

          1.3 All Reactive Power capability data in respect of a Despatch Unit must be expressed as positive, whole numbers in Mvar, with leading and lagging capability data distinguished by the subscripts [lead] and [lag].

          1.4 In respect of each Despatch Unit, and subject to any directions issued from time to time by NGC with regard to such values, the User must submit at least one Reactive Power capability value and may in addition submit up to a further two Reactive Power capability values (all three being "Tendered Capability Breakpoints"), for both leading and lagging Mvar. One of these Tendered capability Breakpoints, in respect of both leading and lagging Mvar, must be equivalent to the minimum Reactive Power capability of a Despatch Unit which a User is obligated to provide under and in accordance with the Connection Conditions of the Grid Code (to the nearest whole Mvar) after application of the principles set out in sub-paragraphs 1.1 and 1.2 above and as further described in the package of information referred to in sub-paragraph 5.3(b)(i) of this Schedule.

          1.5 The Tendered Capability Breakpoints shall be defined for the purposes of this Appendix as TQ1, TQ2, TQ3, for leading and lagging Mvar as the case may be, where:

                    TQ3[lead] >TQ2[lead] >TQ1[lead] >0

               and  TQ3[lag] >TQ2[lag] >TQ1[lag] >0

          1.6 Where only two Tendered Capability Breakpoints are tendered, for leading or lagging Mvar as the case may be, then the value of TQ3 shall be deemed to be null for the purposes of calculating payments for capability and utilization and no additional payments for capability will fall due and payable in respect of a Despatch Unit for the provision of Reactive Power capability above Tendered Capability Breakpoint TQ2.

          1.7 Where only one Tendered Capability Breakpoint is tendered, for leading or lagging Mvar as the case may be, then the values of TQ2 and TQ3 shall be deemed to be null for the purposes of calculating payments for capability and utilisation and no additional payments for capability will fall due and payable in respect of a Despatch Unit for the provision of Reactive Power capability above Tendered Capability Breakpoint TQ1.

          1.8 The Reactive Power capability value at zero Mvar (referred to in paragraph 2 below as Q0) shall be treated as a Tendered Capability Breakpoint for the purposes of tendering capability and utilisation prices and calculating capability and utilisation payments.

          2    PRICES
               ------

               In respect of each Tendered Capability Breakpoint, prices submitted by Users must be zero or positive, quoted in pounds sterling to the nearest tenth of a penny and shall otherwise be tendered as described in sub-paragraphs 2.1,
               2.2 and 2.3 below. The prices shall be described using the following notation:

               C1[lag] is the price applicable between Tendered Capability Breakpoints Q0 and TQ1[lag] including TQ1[lag]

               C2[lag] is the price applicable between Tendered Capability Breakpoints TQ1[lag] and TQ2[lag] including TQ2[lag]

               C3[lag] is the price applicable between Tendered Capability Breakpoints TQ2[lag] and TQ3[lag] including TQ3[lag]

               C1[lead] is the price applicable between Tendered Capability Breakpoints Q0 and TQ1[lead] including TQ1[lead]

               C2[lead] is the price applicable between Tendered Capability Breakpoints TQ1[lead] and TQ2[lead] including TQ2[lead]

               C3[lead] is the price applicable between Tendered Capability Breakpoints TQ2[lead] and including TQ3[lead]

               where C shall represent CU, CA or CS, as the case may be.

          2.1  Utilisation Prices (CU)
               -----------------------

               (a)  Utilisation prices submitted by Users must be:
                    (i)  quoted in units of pound sterling/Mvarh; and
                    (ii) no greater than pound sterling 999.999/Mvarh.

               (b) Utilisation prices must increase across the Reactive Power capability range, for leading or lagging Mvar as the case may be, such that:

                    CU3[lead]> CU2[lead]> CU1[lead]> 0
                             -          -          -

                    CU3[lag]> CU2[lag]> CU1[lag]> 0
                            -         -         -

               (c) Utilisation payments shall be made for metered Reactive Power output and shall be calculated in accordance with Appendix 2.

          2.2  Available Capability Prices (CA)
               --------------------------------

               (a)  Available capability prices submitted by Users must be:
                    (i)  quoted in units of pound sterling/Mvar/h; and
                    (ii) no greater than pound sterling 999.999/Mvar/h.

               (b) Available capability prices must increase across the Reactive Power capability range, for leading or lagging Mvar as the case may be, such that:

                    CA3[lead] > CA2[lead] > CA1[lead] > 0
                              -           -           -
                    CA3[lag] > CA2[lag] > CA1[lag] > 0
                             -          -          -

               (c) Available capability payments shall be calculated in accordance with Appendix 2.

          2.3  Sychronised Capability Prices (CS)
               -----------------------------------

               (a) Synchronised capability prices submitted by Users must be:

                    (i)  quoted in units of pound sterling/Mvar/h; and

                    (ii) no greater than pound sterling 999.999/Mvar/h.

               (b) Synchronised capability prices must increase across the Reactive Power capability range, for leading or lagging Mvar as the case may be, such that:

                    CS3[lead] > CS2[lead] > CS1[lead] > 0
                              -           -           -

                    CS3[lag] > CS2[lag] > CS1[lag] > 0
                             -          -          -

               (c) Synchronised capability payments shall be calculated in accordance with Appendix 2.

          3.   INDEXATION
               ----------

               Where a Tender is submitted in respect of a period which exceeds the minimum 12 month period required by sub-paragraph 5.3(d)(v) of this Schedule, then the User shall submit one mechanism for calculating indexation on an annual basis which shall apply to all prices submitted in the Tender for all subsequent periods of 12 months following the minimum 12 month period to which the Tender applies. Such mechanism shall be based on either the Retail Prices Index (as referred to in paragraph 5 of Appendix 1), a fixed percentage (which may be positive, zero or negative) or a summation of such Retail Prices Index and such fixed percentage.

          4.   OTHER TECHNICAL INFORMATION
               ---------------------------

               A User shall submit with a Tender such other technical information as reasonably directed by NGC in accordance with sub-paragraph 5.3(b)(i) of this Schedule. Such information may include (without limitation):

          4.1 in relation to a Tender for the Enhanced Reactive Power Service specified in sub-paragraph 1.3(a) of this Schedule, details of the capability of the Generating Unit to provide Reactive Power at the generator stator terminals by reference to the Generator Performance Chart submitted in accordance with Operating Condition 2.4.2 of the Grid Code, which capability must represent the true operating characteristics of that Generating Unit; and

          4.2 details of the system voltage range over which the User proposes to make available from the Generating Unit such Enhanced Reactive Power Service (and in each case any restrictions thereto); and

          4.3 in relation to a Tender for the Enhanced Reactive Power Service specified in sub-paragraph 1.3(a) of this Schedule, the ambient air temperature at which such Enhanced Reactive Power Service is specified, and variations to such Enhanced Reactive Power Service in accordance with any air temperature range specified by NGC; and

          4.4 details, including prices, of any additional services offered as part of any Enhanced Reactive Power Service (not being the Enhanced Reactive Power Service specified in sub-paragraph 1.3(a) of this Schedule); and

          4.5 any restrictions on NGC selecting part of an Enhanced Reactive Power Service.

                                      APPENDIX 6
                                      ----------

                        QUALIFICATION AND EVALUATION CRITERIA
                        -------------------------------------


          SECTION A - QUALIFICATION CRITERIA
          ----------------------------------

          1 Without prejudice to the requirements of sub-paragraph 5.3 of this Schedule, all Tenders must satisfy the following mandatory qualification criteria:

               1.1 in relation to a Tender for provision of the Enhanced Reactive Power Service specified in sub-paragraph 1.3(a) of this Schedule, the leading and/or lagging capability (as the case may be) comprised therein, being the capability in excess of that required under and in accordance with the Connection Conditions of the Grid Code, must be at least 15 Mvar leading and/or 15 Mvar lagging (as the case may be) or (if lower) such amount of Mvar representing an additional 10% of that required under and in accordance with the Connection Conditions of the Grid Code (in each case as measured at the Commercial Boundary); and

               1.2 in relation to a Tender for provision of any other Enhanced Reactive Power Service, the leading and/or lagging capability (as the case may be) comprised therein must be at least 15 Mvar leading and/or 15 Mvar lagging (as the case may be) (as measured at the Commercial Boundary); and

               1.3 the tendered capability must be subject to Mvar metering meeting the requirements of Appendix 4; and

               1.4 the tendered capability must be subject to Mvar despatch facilities reasonably acceptable to NGC, incorporating the ability for NGC to receive from the Tenderer relevant technical, planning and other data in NGC's reasonable opinion necessary in connection therewith; and

               1.5 the site in question must be the subject of an agreement for connection to, and/or use of, the NGC Transmission System or (as the case may be) a Distribution System.

          SECTION B - EVALUATION CRITERIA
          -------------------------------

          2 The overall economic value of a Tender (and where appropriate any part thereof) will be assessed by reference to the following criteria (which are not listed in any order of importance or priority):

               2.1 in relation to a Generating Unit providing the Obligatory Reactive Power Service, a comparison with the default payment arrangements for that Generating Unit, including the effect (if any) of the balance of tendered capability and utilisation prices as a hedge against forecast costs of that Generating Unit pursuant to the default payment arrangements;

               2.2 the location of the tendered capability and its effectiveness in providing voltage support for the NGC Transmission System;

               2.3 its interaction with other Tenders, in terms (inter alia) of relative prices and capability tendered and relative effectiveness in providing voltage support as referred to in sub-paragraph 2.2 above;

               2.4 forecast savings (if any) in constraint costs resulting from the consequential effect on power flows; and

               2.5 and forecast benefit or detriment attributable to it in the context of the investment planning process referred to at paragraph 4 below.

          3 Particular factors affecting the value of a Tender (and where appropriate any part thereof) may include (without limitation) the following evaluation criteria (which are not listed in any order of importance or priority):

               3.1 the amount of leading and lagging Mvar tendered and the impact (if any) of any changes in the technical data, the Genset Registered Capacity and other information submitted to NGC pursuant to the Data Registration Codes of the Grid Code sine the date of submission of the Tender;

               3.2  prices and other terms offered within the Tender;

               3.3  the number of months over which capability is tendered;

               3.4 forecast Mvarh output, including any revised forecast of Mvarh output taking into account tendered utilisation prices (for the avoidance of doubt of the Tender and of all other Tenders pursuant to sub-paragraph 2.3 above);

               3.5 in relation to a Generating Unit, forecast MW output and MW availability;

               3.6 the expected availability and quality of capability tendered, in terms of reliability and dependability for despatch purposes, derived from:

                    (i)  historical performance (where relevant);

                    (ii) expected reliability of capability tendered
                         signalled by tendered prices;

                   (iii) any programme agreed with NGC for the restoration
                         of capability;

               3.7  the availability of suitable monitoring facilities;

               3.8 the capability (if any) of a Generating Unit to provide voltage support services when not providing Active Power (for example pumped storage plant operating in spin-gen mode or when pumping and open cycle gas turbine plant when declutched and operating in Synchronous Compensation mode);

               3.9  the complexity of the terms offered within the Tender;

               3.10 the results of any testing carried out pursuant to sub-
                    paragraph 5.3(e)(ii) of this Schedule and (where applicable) the absence of any such testing; and

               3.11 any other factors enhancing or constraining the
                    capability tendered, derived (inter alia) from technical and other information made available to NGC (including without limitation operational and planning data provided to NGC pursuant to the Grid Code).

          4. For the avoidance of doubt, Tenders will be considered in the investment planning process of NGC's Transmission Business only if, and to the extent, required to enable NGC to comply with its obligations under the Act and the Transmission License, and in such a case any consequential benefit or detriment attributable to the Tender will be taken into account in the tender evaluation process and Tenders will be evaluated accordingly.

          5.   For the avoidance of doubt:

               (a) extant voltage support for the NGC Transmission System whether via contracted services from third parties or assets owned and/or operated by NGC's Transmission Business; and

               (b) forecast Mvarh Demand on the NGC Transmission System and at Grip Supply Points;

               in each case as at the relevant Market Day and as anticipated by NGC at the subsequent Contract Start Day and throughout the term of the Tender, will be taken into account in the tender evaluation process and Tenders will be evaluated accordingly.

                                      APPENDIX 7
                                      ----------

                                  MATTERS FOR REVIEW
                                  ------------------

           MATTER                           DATE OF REVIEW
           ------                           --------------

           1.   The values of X and Y       1st October, 1998
                referred to in Appendix 1
                in respect of Settlement
                Periods from (and
                including) 1st April, 1999

                Applicable principle:
                The degree and extent to
                which a competitive market
                has been established in
                accordance with the
                provisions of this
                Schedule (taking into
                account, inter alia, the
                amount of Mvar capability
                the subject of Market
                Agreements and the
                utilisation thereof).

           2.   Any payment arrangements    1st October, 1998
                formulated by NGC in
                conjunction with any
                relevant User in relation
                to Non Centrally
                Despatched Generating
                Units
                Applicable principle:
                The extent to which it is
                reasonably practicable to
                achieve consistency with
                the provisions of Appendix
                1 or Appendices 2 and 5
                (as the case may be).

           3.   The treatment of Trading    1st October, 1999
                Sites for the purposes of
                metering and calculation
                of Mvar capability in
                connection with this
                Schedule.

                Applicable principle:
                None

           4.   The indexation factor       1st October, 2000
                referred to in Appendix 1
                to apply in respect of all
                periods from (and
                including) 1st April, 2001

                Applicable principles:
                Those charging principles
                set out in Appendix 8

           5.   (a)  The extent of any      Not applicable
                     change in the nature
                     of, or extent of
                     recovery under the
                     Pooling and
                     Settlement Agreement
                     of, variable costs
                     incurred or to be
                     incurred by
                     Generating Units
                     providing the
                     Obligatory Reactive
                     Power Service; and

                (b)  the extent to which
                     such changes should
                     lead to a change in
                     the specific costs
                     identified in
                     paragraph 1 of
                     Appendix 8 upon
                     which the totality
                     of payments referred
                     to therein is based
                     and founded.

                Applicable principle:

                That, to the extent
                innovation in the
                development of the
                default payment
                arrangements or the
                giving of appropriate
                economic signals is not
                thereby stifled, the
                specific costs from time
                to time identified in
                paragraph 1 of Appendix 8
                (and upon which the
                totality of payments
                referred to therein is
                based and founded) should
                continue to comprise the
                totality of variable
                costs (actual or
                estimated) incurred or to
                be incurred in respect
                of, and aggregated
                across, all Generating
                Units providing
                Obligatory Reactive Power
                Service, provided always
                that each of those
                specific costs from time
                to time identified shall
                only be a variable cost
                not recovered under the
                Pooling and Settlement
                Agreement which:

                (i)  is not being
                     incurred at the date
                     this Schedule comes
                     into effect; or

                (ii) is being incurred at
                     the date this
                     Schedule comes into
                     effect and as at
                     that date is either
                     identified as a
                     specific cost in
                     paragraph 1 of
                     Appendix 8 or is
                     being recovered
                     under the Pooling
                     and Settlement
                     Agreement.

                                      APPENDIX 8
                                      ----------

                                 CHARGING PRINCIPLES
                                 -------------------

          In accordance with the relevant provisions of this Schedule, the following principles are intended to form the basis of the default payment arrangements for the provision of the Obligatory Reactive Power Service set out in this Schedule and are intended to be taken into account in any review of the indexation factor referred to in Appendix 1. However, they are not intended to stifle innovation in the development of default payment arrangements or the giving of appropriate economic signals. It is therefore the Parties' intention that, upon any change in the nature of, or extent of recovery under the Pooling and Settlement Agreement of, variable costs (actual or estimated) incurred or to be incurred by Generating Units providing the Obligatory Reactive Power Service, the specific costs identified in paragraph 1 below shall be a matter for review by the Transmission Users Group as more particularly referred to as item 5 of Appendix 7.

          1. The totality of payments that would be made pursuant to the default payment arrangements in the absence of Market Agreements shall be based and founded upon the following variable costs (actual or estimated) incurred or to be incurred in respect of, and aggregated across, all Generating Units providing the Obligatory Reactive Power
               Service:

               1.1 the additional heat losses incurred as a consequence of producing Reactive Power, measured at the high voltage side of the generator/transformer terminals, the calculation of such heat losses to take account of the square law relationship between the electric current and the additional heat losses incurred; and

               1.2 maintenance costs incurred as a direct result of Reactive Power output (including a sum in respect of any reduction in the working life of generating unit components consequent upon Reactive Power output).

          2. For the avoidance of doubt, and without limitation, the totality of payments referred to in paragraph 1 above shall not take into account in respect of any Generating Unit providing the Obligatory Reactive Power Service the fixed costs incurred in achieving initial compliance with the relevant provisions of the Grid Code.

          3. Further for the avoidance of doubt, the totality of payments referred to in paragraph 1 above shall, to the extent affecting the specific costs therein identified, take due account of any change in or amendments to, or replacement of, the Pooling and Settlement Agreement, the Grid Code and any other statutory or regulatory obligation, in each case coming into force or effect after 1st October, 1997 and affecting the provision of the Obligatory Reactive Power Service.

                            THE NATIONAL GRID COMPANY plc

                                          By

                          ----------------------------------


                                  EACH OF THE USERS

                                          By


                          ----------------------------------


          for The National Grid Company plc in exercise of the authority vested in it by Clause 25.1 of the Master Agreement pursuant to and in accordance with a determination of the Director General of Electricity Supply dated 30 March 1998

                                      EXHIBIT 1
                                      ---------


                                DATED 30th MARCH 1990
                                ---------------------




                            THE NATIONAL GRID COMPANY PLC   (1)

                                         AND

                            [                            ]  (2)







                             ----------------------------

                            SUPPLEMENTAL AGREEMENT TYPE 1


                      ------------------------------------------

                       (in respect of Connection Sites of Users
            which are in existence and Commissioned at the Transfer Date)

                                       CONTENTS
                                      ---------


          CLAUSE    TITLE
          ------    -----

          1         Definitions, Interpretation and Construction

          2         Being Operational/Connection/Energisation

          3         The Connection Site and NGC Assets

          4         Connection Charges

          5         Use of System Charges

          6         Charging Rules

          7         Ancillary Services

          8         (Clause deleted)

          9         Special Automatic Facilities

          10        Protection and Control Relay Settings/Fault
                    Clearance Times

          11        Safety Rules

          12        Other Site Specific Technical Conditions

          13        Metering

          14        Joint System Incidents

          15        Term

          16        Emergency Deenergisation

          17        Deenergisation and Disconnection

          18        Notice to Decommission or Disconnect

          19        Disconnection

          20        Decommissioning

          21        Master Agreement

          22        Variations

          Appendix A     NGC'S Assets/Connection Site

          Appendix B     Connection Charges/Payment

          Appendix C     Zone/Registered Capacity/Peak Half-Hours/

                         Estimated Demand

          Appendix D     Use of System Charges/Payment

          Appendix E     Charging Rules

          Appendix F1    Site Specific Technical Conditions Agreed

                         Ancillary Services

          Appendix F2    (Not used)

          Appendix F3    Site Specific Technical Conditions Special

                         Automatic Facilities

          Appendix F4    Site Specific Technical Conditions Protection and

                         Control Relay Settings/Fault Clearance

          Appendix F5    Site Specific Technical Conditions Load

                         Shedding Frequency Sensitive Relays

          Appendix F6    Site Specific Technical Conditions Metering

          THIS SUPPLEMENTAL AGREEMENT is made the 30th day of March 1990 and becomes effective on the 31st day of March 1990
          BETWEEN
          (1) THE NATIONAL GRID COMPANY PLC a company registered in England with number 2366977 whose registered office is at National Grid House, Sumner Street, London SE1 9JU ("NGC", which expression shall include its successors and/or permitted assigns); and
          (2)  [                 ] a company registered in [           ]
               with number [             ] whose registered office is at
               [             ] (the "User", which expression shall include
               its successors and/or permitted assigns)
          WHEREAS
          (A)  NGC and the User are parties to a Master Connection and Use
               of System Agreement dated [            ] ("Master
               Agreement").
          (B) This Supplemental Agreement is entered into pursuant to the terms of the Master Agreement and shall be read as being governed by them.

          NOW IT IS HEREBY AGREED as follows:
          1.   DEFINITIONS, INTERPRETATION AND CONSTRUCTION
               --------------------------------------------

          1.1  General
               -------
               Unless the subject matter or context otherwise requires or is inconsistent therewith, terms and expressions defined in
               Schedule 2 to the Master Agreement have the same meanings, interpretations or constructions in this Supplemental Agreement.

          2.   BEING OPERATIONAL/CONNECTION/ENERGISATION
               -----------------------------------------
          2.1  Right to remain connected:
               --------------------------
               Subject to the other terms and conditions of this Supplemental Agreement and the Grid Code, the User shall have the right for the User's Equipment to remain connected to the NGC Transmission System at the Connection Site for the duration of this Supplemental Agreement.
          2.2  Right to be and remain Energised and Operational:
               -------------------------------------------------
               Subject to the other provisions of this Agreement and the Grid Code, the User shall have the right for the User's Equipment at the Connection Site to be and remain Energised and Operational for the duration of this Supplemental Agreement.
          2.3  Obligation to remain connected
               ------------------------------
               Without prejudice to its rights to make Modifications to the User's Equipment pursuant to the Master Agreement and subject to the provisions of Sub-Clause 16.2 and the other provisions of this Agreement and the Grid Code the User shall keep the User's Equipment at the Connection Site connected to the NGC Transmission System until Decommissioning or Disconnection is permitted pursuant to this Supplemental Agreement.
          2.4  Registered Capacity
               -------------------
               The User if a Generator shall not operate its Users Equipment such than any of it exceeds its Registered Capacity save as expressly permitted or instructed pursuant to the Grid Code or the Fuel Security Code or as may be necessary or expedient in accordance with Good Industry Practice.
          2.5  Data
               ----
               Data of a technical or operational nature collected recorded or otherwise generated pursuant to this Supplemental Agreement shall be deemed data lodged pursuant to the Grid Code to the extent that the Grid Code makes provisions therefor.
          2.6 Subject to the other provisions of this Agreement and the Grid Code, NGC shall use all reasonable endeavours to maintain the NGC Assets at the Connection Site in the condition necessary to render the same fit for the purpose of passing power up to the Maximum Export Capacity and/or the Connection Site Demand Capability as appropriate between the User's Equipment and the NGC Transmission System.
          2.7 Subject to the other provisions of this Agreement and the Grid Code, NGC shall accept into the NGC Transmission System at the Connection Site power generated by the User up to the Maximum Export Capacity except to the extent (if any) that NGC is prevented from doing so by transmission constraints which could not be avoided by the exercise of Good Industry Practice by NGC.
          2.8 Subject to the other provisions of this Agreement and the Grid Code, NGC shall transport a supply of power to the Connection Site through the NGC Transmission System up to the Connection Site Demand Capability except to the extent (if any) that NGC is prevented from doing so by transmission constraints or by insufficiency of generation which, in either case, could not have been avoided by the exercise of Good Industry Practice by NGC.
          2.9 Subject to the provisions of the Grid Code each Party shall be entitled to plan and execute outages of parts of its System or Plant or Apparatus at any time and from time to time.
          2.10 Provision of Data
               -----------------
               The majority of the data require under the Grid Code has been supplied by the User prior to the Transfer Date. However, in respect of the following data required under the Planning Code of the Grid Code it is agreed that the User need only supply it under the Grid Code within one year of the Transfer Date, unless NGC requests it in writing before the expiry of that period, in which case the User from whom the data is requested must supply it within 6 weeks of receiving that request, except in the case of the data referred to in PCA 5.3.1(g) which need only be supplied within 3 months of receiving this request. The data to which this Sub-Clause applies is that referred to in the following paragraphs of the Planning Code:
                    PCA 2.3
                    PCA 4.3.7
                    PCA 4.3.9
                    PCA 5.2.1
                    PCA 5.2.2
                    PCA 5.3.1(g)
               NGC shall also be able to request a User in writing at any time to supply to NGC any data under the Planning Code which it should have supplied to NGC prior to the Transfer Date, but which it did not supply, and the User must supply that data upon that request.

          3.   THE CONNECTION SITE AND NGC ASSETS
               ----------------------------------
               The Connection site and NGC Assets to which this Supplemental Agreement relates are more particularly described in Appendix A.

          4.   CONNECTION CHARGES
               ------------------
               Subject to the provisions of Clause 6 of this Supplemental Agreement the User shall with effect from the commencement of this Supplemental Agreement pay the Connection Charges set out in Appendix B which are calculated by reference to the NGC Assets specified in Appendix A in accordance with the provisions of Appendix B.

          5.   USE OF SYSTEM CHARGES
               ---------------------
               Subject to the provisions of Clause 6 of this Supplemental Agreement the User shall with effect from the commencement of this Supplemental Agreement pay to NGC the Use of System Charges set out in Appendix D in accordance with the provisions of Appendix E.

          6.   CHARGING RULES
               --------------
               The provisions of the Charging Rules set out in Appendix E to this Supplemental Agreement shall apply.

          7.   ANCILLARY SERVICES
               ------------------
               The User shall provide the Agreed Ancillary Services set out in Appendix F1 in accordance with the Grid Code.

          8.   GRID CODE NON-COMPLIANCE
               ------------------------
               (Clause deleted)

          9.   SPECIAL AUTOMATIC FACILITIES
               ----------------------------
               NGC and the User shall operate respectively the NGC Transmission System and the User System in accordance with the schemes set out in Appendix F3.

          10.  PROTECTION AND CONTROL RELAY SETTINGS/FAULT CLEARANCE TIMES
               -----------------------------------------------------------
               NGC and the User shall record the respective protection and control relay settings and fault clearance times to be operated by each of them in documents in the format set out in Appendix F4 and shall operate them accordingly.

          11.  SAFETY RULES
               ------------
          11.1 Safety Rules:
               -------------
               NGC and the User will each supply to the other a copy of their Safety Rules current from time to time except where already supplied under another Supplemental Agreement (save that this exception shall not apply to site specific Safety Rules) and also a copy of the Local Safety Instructions applicable at the Connection Site from time to time except where supplied under another Supplemental Agreement.

          11.2 Decommissioning:
               ----------------
               Decommissioning of Plant and/or Apparatus at the Connection Site will be undertaken in accordance with the procedures of the Safety Rules of whichever of NGC or the User applied when the Plant and/or Apparatus concerned was in commission.

          12.  OTHER SITE SPECIFIC TECHNICAL CONDITIONS
               ----------------------------------------

          12.1 Initial Obligation:
               -------------------
               The User shall ensure that on the Transfer Date the User's Equipment complies with the site specific technical conditions set out in Appendix F5.
          12.2 The User shall use all reasonable endeavours to ensure during the period of this Supplemental Agreement that the User's Equipment shall continue to comply with the site specific technical conditions set out in Appendix F5.
          12.3 If the User or NGC wishes to modify, alter or otherwise change the site specific technical conditions or the manner of their operation:
               (i) under Appendix F4 it may do so upon obtaining the agreement of the other Party such agreement not to be unreasonably withheld.
               (ii) under Appendix F1, F3, F5, or F6 this shall be deemed to be a Modification for the purposes of the Master Agreement.
          12.4 Where on or immediately prior to the Transfer Date the User's Equipment has any of the following technical attributes or facilities:
               (i)       circuit breaker fail protection
               (ii)      pole slipping protection
               (iii)     fault disconnection facilities
               (iv)      automatic switching equipment
               (v)       control arrangements
               (vi)      voltage and current signals for system monitoring
               (vii)     control telephony
               (viii)    operational metering
               the User shall use all reasonable endeavours to ensure that during the period of this Supplemental Agreement the User's Equipment retains such technical attributes or facilities provided always that if the User wishes to modify alter or otherwise change the same or their operation it may to do so by following the procedures relating to a Modification in accordance with the Master Agreement.

          13.  METERING
               --------
               The provisions of Appendix F6 shall have effect.

          14.  JOINT SYSTEM INCIDENTS
               ----------------------
               Each Party confirms to the other its Senior Management Representatives whose names have been nominated and notified to the other pursuant to OC9 are fully authorised to make binding decisions on its behalf for the purposes of OC9.

          15.  TERM
               ----
               Subject to the provisions for earlier termination set out herein and in Clause 17 of the Master Agreement, this Supplemental Agreement shall continue until the User's Equipment is Disconnected from the NGC Transmission System at the Connection Site in accordance with Clause 17 or 19 hereof.

          16.  EMERGENCY DEENERGISATION
               ------------------------
               Emergency Deenergisation by NGC:
               --------------------------------
               If, in the reasonable opinion of NGC, the condition or manner of operation of the NGC Transmission System or the User's System poses an immediate threat of injury or material damage to any person or to the Total system or to any User's System or to the NGC Transmission System NGC shall have the right to Deenergise the User's Equipment if it is necessary or expedient to do so to avoid the occurrence of such injury or damage.
          16.2 Emergency Deenergisation by a User:
               -----------------------------------
               If, in the reasonable opinion of the User, the condition or manner of operation of the NGC Transmission System, the Total System or any User's System, poses an immediate threat of injury or material damage to any person or to the User's System, the User shall have the right to Deenergise the User's Equipment if it is necessary or expedient to do so to avoid the occurrence of such injury or damage.
          16.3 Reenergisation:
               ---------------
               NGC or, as the case may be, the User shall Reenergise the User's Equipment at the Connection Site as quickly as practicable after the circumstances leading to any Deenergisation under this Clause 16 have ceased to exist.

          17.  DEENERGISATION AND DISCONNECTION
               --------------------------------
          17.1 Breach by the User:
               --------------------
               If the User shall be in breach of any of the provisions of this Supplemental Agreement or of the provisions of the Master Agreement enforcing the provisions of the Grid Code (but subject always to Sub-Clauses 9.3 and 9.4 of the Master Agreement) and such breach causes or can reasonably be expected to cause a material adverse effect on the business or condition of NGC or other Users or the NGC Transmission System or Users Systems then NGC may:
               (i) where the breach is capable of remedy, give written notice to the User specifying in reasonable detail the nature of the breach and requiring the User to remedy the breach within 28 days after receipt of such notice or within any longer period agreed between NGC and the User, the agreement of NGC not to be unreasonably withheld or delayed; or
               (ii) where the breach is incapable of remedy, give written notice to the User specifying in reasonable detail the nature of the breach and the reasons why the breach is incapable of remedy and requiring the User within 5 Business Days after receipt of such notice to undertake to NGC not to repeat the breach.
          17.2 Grid Code Procedures
               --------------------
               Whenever NGC serves a notice on the User pursuant to Sub-Clause 17.1, NGC and the User shall discuss in good faith and without delay the nature of the breach and each shall use all appropriate procedures available to it under the Grid Code (including testing rights and the procedures set out in OC5 (Testing and Monitoring)) in an attempt to establish as quickly as reasonably practicable a mutually acceptable way of ensuring future compliance by the User with the relevant provision of the Grid Code.


          17.3 De-Energisation
               ---------------
          17.3.1    If:
                    (a) the User fails to comply with the terms of any valid notice served on it by NGC in accordance with Sub-Clause 17.1(i) or is in breach of any undertaking given in accordance with Sub-Clause 17.1(ii) and such breach causes or can be reasonably expected to cause a material adverse effect on the business or condition of NGC or other Users or the NGC Transmission System or User Systems; or
                    (b) five Business Days have elapsed since the date of any valid notice served on the User in accordance with Sub-Clause 17.2(ii) and no undertaking is given by the User in accordance with Sub-Clause 17.2(ii);
                    NGC may, provided NGC has first complied with OC5 Monitoring and Testing if appropriate De-Energise the User's Equipment upon the expiry of at least 48 hours prior written notice to the User, provided that neither Party has referred the matter to the Dispute Resolution Procedure set out in Clause 27 of the Master Agreement. In such event NGC may De-Energise forthwith following completion of the Dispute Resolution Procedure and final determination of the dispute in NGC's favour.
          17.3.2 If the User fails to comply with the Grid Code and the Director makes a final order or a confirmed provisional order as set out in Sections 25 and 26 of the Act against the User in respect of such non-compliance which order the User breaches NGC may De-energise the Users Equipment upon the expiry of at least 48 hours prior written notice to the User provided that at the time of expiry of the notice the User continues to fail to comply with the order.
          17.4 NGC Transmission Licence
               ------------------------
               If a breach of the nature referred to in Sub-Clause 17.1 continues to the extent that it places or seriously threatens to place in the immediate future NGC in breach of the NGC Transmission Licence, NGC may De-Energise the User's Equipment upon the expiry of at least 12 hours prior written notice to the User, provided that at the time of expiry of such notice the breach concerned remains unremedied.
          17.5 Re-Energisation Disputes
               ------------------------
               If, following any de-Energisation pursuant to this Clause 17, the User applies to NGC for the User's Equipment to be Re-Energised and is refused or is offered terms which the User does not accept, this shall be recognised as a dispute over the terms for connection and use of system which the User may refer to the Director for determination under the NGC Transmission Licence. If the User accepts any terms offered by NGC or settled by the Director pursuant to any such reference, NGC shall Re-Energise the User's Equipment forthwith after any request from the User for NGC to do so.
          17.6 Event of Default
               ----------------
               If the breach which led to any De-Energisation pursuant to this Clause 17 remains unremedied at the expiry of at least 6 months after the date of such De-Energisation, NGC may declare by notice in writing to the User that such breach has become an event of default provided that:
               (a) all disputes arising out of the subject-matter of this Clause 17 which are referred to the Dispute Resolution Procedure have then been finally determined in favour of NGC; and
               (b) any reference to the Director pursuant to sub-clause 17.5 has then been finally determined in favour of NGC or any terms settled by the Director pursuant to such application have not been accepted by the User.
          17.7 Disconnection
               -------------
               Once NGC has given a valid notice of an event of default pursuant to Sub-Clause 17.6 NGC may give notice of termination to that User whereupon this Supplemental Agreement shall terminate and:
               (i) NGC shall Disconnect all the User's Equipment at the Connection Site and NGC and the User concerned shall by arrangement between them remove any of the Users Equipment and NGC Assets on the other Party's land within 6 months of the date of termination or such longer period as may be agreed between the Parties; and
               (ii) that User shall be obliged to pay to NGC forthwith the Termination Amounts applicable to the Connection Site.

          18.  NOTICE TO DECOMMISSION OR DISCONNECT
               ------------------------------------
               Without prejudice to Sub-Clause 16.2, the User shall give to NGC not less than 6 months written notice of any intention of the User either to Decommission the User's Equipment or to Disconnect the User's Equipment.

          19.  DISCONNECTION
               -------------
               If notice to Disconnect is given by the User under Clause 18 the User may upon expiry of the period specified in such notice and not before Disconnect the User's Equipment. At the expiry of such period this Supplemental Agreement shall terminate. The User shall pay to NGC all Termination Amounts applicable to the Connection Site within 28 days after termination of this Agreement. Within 6 months of the date of such termination or such longer period as may be agreed between the Parties the Parties shall by arrangement with each other remove any of the User's Equipment and NGC Assets on the other Party's land.

          20.  DECOMMISSIONING
               ---------------
               If notice to Decommission is given by the User under Clause 18 the User may upon expiry of the period specified in such notice and not before, Decommission the User's Equipment. This Supplemental Agreement shall not terminate and:
               (i) until the end of the Financial Year in which the Decommissioning takes place all Connection Charges and Use of System Charges payable by the User under this Supplemental Agreement shall continue to be payable in full; and
               (ii) following the end of the Financial Year in which the Decommissioning takes place the Use of System Charges payable by the User under this Supplemental Agreement shall no longer be payable by the User but the Connection Charges so payable shall continue to be payable.
               If and when the User wishes to recommission it shall give NGC not less than 3 months written notice unless a shorter period is agreed between the User and NGC.

          21.  MASTER AGREEMENT
               ----------------
               The provisions of Clauses 18 to 24 and 26 to 30 inclusive of the Master Agreement shall apply to this Supplemental Agreement as if set out in full herein.

          22.  VARIATIONS
               ----------
               No variation to this Supplemental Agreement shall be effective unless made in writing and signed by or on behalf of both NGC and the User. NGC and the User shall effect any amendment required to be made to this Supplemental Agreement by the Director as a result of a change in the Transmission Licence or an order or directions made pursuant to the Act or a Licence or as a result of settling any of the terms hereof and the User hereby authorises and instructs NGC to make any such amendment on its behalf and undertakes not to withdraw, qualify or revoke such authority or instruction at any time.


          IN WITNESS WHEREOF the hands of the duly authorised representatives of the parties hereto at the date first above written

          THE NATIONAL GRID COMPANY PLC      )
          By                                 )

          [THE USER]                         )
          By                                 )

                                      APPENDIX A
                                      ----------

                             NGC'S ASSETS/CONNECTION SITE
                             ----------------------------

          COMPANY:

          CONNECTION SITE:

          TYPE:

          NGC ASSETS:

               QUANTITY VOLTAGE DESCRIPTION            AGE(Years)
               ----------------------------            ---



          SCHEMATIC DIAGRAM:

          AREA:

                                      APPENDIX B
                                     -----------

                              CONNECTION CHARGES/PAYMENT
                              --------------------------

          1)   CONNECTION CHARGES:
               -------------------

               COMPANY   :

               CONNECTION
               SITE      :

               TYPE      :

               CHARGES   :    POUND       for the period from 1st April
                              1990 to 31st March 1991 and thereafter as determined in accordance with the Charging
                              Rules.

          2)   PAYMENT
               -------
               The charges shall be payable in 12 equal monthly installments as specified in Clause 14 of the Master Agreement.

                                      APPENDIX C
                                      ----------

              ZONE/REGISTERED CAPACITY/PEAK HALF-HOURS/ESTIMATED DEMAND
              ---------------------------------------------------------


          COMPANY             :

          GRID SUPPLY POINT/
          CONNECTION SITE     :

          ELECTRICAL LOCATION OF ENERGY METERING
          EQUIPMENT MEASURING STATION DEMAND:

          ZONE                :

          a.   GENERATION:
               SET                 TYPE/FUEL                REGISTERED
                                                            CAPACITY MW


          b. In the Financial Year 1st April 1990 to 31st March 1991 NGC's Demand related Use of System charges shall be calculated by reference to the Demand attributable to the User at the Grid Supply Point identified above in relation to the 3 half-hours of peak of Demand (Active Power) occurring on the 3 days of peak Demand (Active Power) which occur in the period from 1st November 1990 to 28th February 1991 and are at least 10 days apart.

          c. In the Financial Year 1st April 1990 to 31st March 1991 NGC's generation related Use of System Charges shall be calculated by reference to the highest Registered Capacity during such Financial Year and the Energy produced.

          d.   ESTIMATED DEMAND for the period between 1 April 1990 and
               ----------------
               31st March 1991 and thereafter as notified in accordance with the Charging Rules.

                                         MW
          -------------------------------

                                      APPENDIX D
                                     -----------
                            USE OF SYSTEM CHARGES/PAYMENT
                            -----------------------------

          COMPANY   :

          LOCATION  :

          1)   TYPE OF CHARGE:          SYSTEM SERVICE

                    Demand related
                    POUND......... in respect of the period from 1st April
                    1990 to 31st March 1991 payable in 12 equal monthly installments subject to adjustment in accordance with the Charging Rules.
                    Note: based upon a charge of POUND.......... per KW and
                    ....... KW of Estimated Demand as set out in Appendix
                    C.

          2)   TYPE OF CHARGE:          INFRASTRUCTURE

               A.   Demand related
                    POUND......... in respect of the period from 1st April
                    1990 to 31st March 1991 payable in 12 equal monthly installments subject to adjustment in accordance with the Charging Rules.
                    Note: based upon a charge of POUND........ per KW and
                    ...... KW of Estimated Demand as set out in Appendix C.
               B.   Capacity Related
                    POUND........ in respect of the period from 1st April
                    1990 of 31st March 1991 payable in 12 equal monthly installments subject to adjustment in accordance with the Charging Rules based upon a charge of POUND.......
                    per KW Registered Capacity and ...... KW being the
                    Registered Capacity as set out in Appendix C.
               C.   Energy Related
                    POUND........ per KWh in respect of each KWh of Energy
                    entering the Total System in the period from 31st March 1990 to 31st March 1991 payable as described in Clause 14 of the Master Agreement.

               Payment shall be made in accordance with Clause 14 of the Master Agreement.

                              APPENDIX E CHARGING RULES
                              -------------------------

          Part 1 Transmission Network Use of System Charges and Connection
          ----------------------------------------------------------------
          Charges
          --------

          Introduction
          ------------

          Under the terms of this Supplemental Agreement the User is liable to pay Transmission Network Use of System Charges based upon the Registered Capacity of Generating Units passing Active Power on to and/or the Demand taken from the NGC Transmission System and Connection Charges. The basis upon which Transmission Network Use of System Charges and Connection Charges are levied according to a User's particular circumstances are set out in the statement issued by NGC under paragraphs 1, 2 and 3 of Condition 10 to the Transmission Licence.

          1.1       Data Requirements
                    -----------------

          1.1.1 On or before a date not later than 10 Business Days after the confirmation of the basis of calculation of charges pursuant to paragraph 2.1 in each Financial Year the User shall supply NGC with such data as NGC may from time to time reasonably request pursuant to paragraph 2.1 to enable NGC to calculate the Connection Charges and/or Transmission Network Use of System Charges due from the User to NGC or from NGC to the User (as the case may be) in respect of the Connection Site including the data specified in Appendix C;

          1.1.2 On or before a date not later than 10 Business Days after the confirmation of the basis of calculation of charges pursuant to paragraph 2.1 in each Financial Year, Users:

                    (a) who are owners or operators of a User System shall provide to NGC a forecast for the following Financial Year of the Natural Demand attributable to each Grid Supply Point equal to the forecasts of Natural Demand under both Annual Average Cold Spell (ACS) Conditions and a forecast of the average metered Demand attributable to such Grid Supply Point (or such other forecasts as may be notified by NGC to the User pursuant to paragraph 2.1) for each of a number of peak half-hours as notified by NGC to the User under paragraph 2.1,

                    (b) who are Suppliers shall provide to NGC a forecast for the following Financial Year of its metered Demand attributable to each Transmission Network Use of System Demand Zone equal to the average of the forecasts of demand attributable to such Transmission Network Use of System Demand Zone (or such other forecast as may be notified by NGC to the User pursuant to paragraph 2.1) for each of a number of peak half-hours notified by NGC to the User under paragraph 2.1,

                    (c) who are Generators shall provide to NGC a forecast for the following Financial Year of

                         (i)       the metered Station Demand (Active
                                   Power) attributable to the Power Station for the Generating Units comprised therein equal to the average of the forecasts of such Station Demand (Active Power) (or such other forecast as may be notified by NGC to the User pursuant to paragraph 2.1) attributable to the sum of the Generating Units for each of a number of peak half-hours as notified by NGC to the User under paragraph 2.1,

                         (ii) the highest Registered Capacity to be declared pursuant to the terms of the Pooling and Settlement Agreement of each Generating Unit comprised within a Power Station for the period as notified by NGC to the User under paragraph 2.1;

                    (d) who are Generators and whose Equipment is comprised within a Trading Site (as such term is defined in the Pooling and Settlement Agreement) shall supply to NGC a forecast for the following Financial Year of:

                         (i) the highest Registered Capacity declared pursuant to the terms of the Pooling and Settlement Agreement of each Generating Unit comprised within a Power Station which forms part of such Trading Site; and

                         (ii) the average Demand within the Trading Site (other than Station Demand) to be supplied by the Power Station in (i) above for each of the number of peak half hours notified by the User to NGC pursuant to paragraph 2.1;

                         (iii) the Station Demand for the Power Station within the Trading Site determined in accordance with paragraph 1.1.2(c)(i);

                    for the period as notified by NGC to the User under paragraph 2.1 and NGC shall use such forecasts as the basis of Transmission Network Use of System Charges for such Financial Year.

          1.1.3     Variation of Charges by NGC during the Financial Year
                    -----------------------------------------------------

                    The User shall notify NGC of any revision to the forecast Demand submitted by the User under paragraph
                    1.1 of this Appendix E at least quarterly or at such other intervals as may be agreed between NGC and the User from time to time. NGC shall revise the Transmission Network Use of System Charges payable by the User to take account of any such revised forecast provided in accordance with this paragraph 1.1.3, NGC shall commence charging the varied Transmission Network Use of System Charges from the first day of the month following the month in which such revised forecast was received provided always that such forecast is provided before 15th day of such month.

          1.2       Reconciliation Statements
                    -------------------------

                    Initial Reconciliation Statements
                    ---------------------------------

          1.2.1 On or before 1 March in each Financial Year NGC shall promptly calculate on the basis set out in the statement published by NGC in accordance with Licence Condition 10 of the Transmission Licence the Demand related or Generation related Transmission Network Use of System Charges (as the case may be) that would have been payable by the User during each month during that Financial Year in respect of the forecasts which had previously been provided by the User in accordance with paragraph 1.1 (the "Actual Amount"). NGC shall then compare the Actual Amount with the amount of Demand related or Generation related Transmission Network Use of System Charges (as the case may be) paid during each month during that Financial Year by the User (the "Notional Amount").

          1.2.2 As soon as reasonably practicable and in any event by 1st March in each Financial Year NGC shall then prepare an initial reconciliation statement and send it to the User. Such statement shall specify the Actual Amount and the Notional Amount for each month during the relevant Financial Year and, in reasonable detail, the information from which such amounts were derived and the manner in which they were calculated.

          1.2.3 Together with the initial reconciliation statement NGC shall issue a credit note in relation to any sum shown by the reconciliation statement to be due to the User or an invoice in respect of sums due to NGC and in each case interest thereon calculated pursuant to paragraph
                    1.2.5 below.

          1.2.4 Invoices issued under paragraph 1.2.3 above and 1.2.5 below shall be payable on or before 31st March in the Financial Year to which they relate.

          1.2.5     In respect of the Financial Year:

                    (a)  the User shall, following receipt of an
                         appropriate invoice, pay to NGC an amount equal to the amount (if any) by which the aggregate Actual Amount exceeds the aggregate Notional Amount; and

                    (b) NGC shall issue the User with a credit note for an amount equal to the amount (if any) by which the aggregate Notional Amount exceeds the aggregate Actual Amount.

                    Interest shall be payable by the paying Party to the other on such amounts from the date of payment applicable to the month concerned until the date of actual payment of such amounts and such interest shall be calculated on a daily basis at a rate equal to the Base Rate during such period.

                    Final Reconciliation Statements
                    -------------------------------
          1.2.6     (a)  NGC shall as soon as reasonably practicable after
                         the end of each Financial Year issue a further reconciliation statement in respect of Transmission Network Use of System Charges payable in respect of each month of that Financial Year showing:
                         (i) any change in the Transmission Network Use of System Charges from those specified in the initial reconciliation statement provided in accordance with paragraph 1.2.1 above;

                         (ii)      whether the change represents a
                                   reconciliation payment owing by NGC to a User or by a User to NGC;

                         (iii) the amount of interest determined in accordance with 1.2.5 above;

                         (iv) the information from which the amounts in (i) above are derived and the manner of their calculation.

                    (b) The provisions of paragraph 1.2.3 and 1.2.5 shall apply mutatis mutandis to sums specified in the Final Reconciliation Statement.

          2.   Revision of Charges
               -------------------

          2.1 To the extent permitted by the Transmission Licence and this Agreement NGC may revise its Connection Charges and Transmission Network Use of System Charges or the basis of their calculation including issuing revisions to Appendices A, B, C, and D (or D1 if appropriate) hereto. On or before 31st October in each Financial Year NGC shall notify the User in writing of the intended basis of calculation to be used by NGC in the following Financial Year together with time periods over which the data required to be provided pursuant to paragraph 1 of this Appendix E is required and shall consult with the User concerning the same. On or before 30th November in each Financial Year NGC shall confirm to the User the basis of calculation to be used in the following Financial Year.

          2.2 NGC shall give the User not less than 2 months prior written notice of any revised charges, including revisions to Appendices A, B, C and D (or D1 if appropriate) hereto, which notice shall specify the date upon which such revisions become effective (which may be at any time). The User shall pay any such revised charges and Appendix A, B, C, D (and/or D1 as appropriate) shall be amended automatically (and a copy sent to the User) to reflect any changes to such Appendices with effect from the date specified in such notice.

          2.3 Subject to the provisions of paragraph 3.2 below if in the reasonable opinion of NGC any development, replacement, renovation, alteration, construction or other work to the NGC Transmission System or termination of a Supplemental Agreement by another User or an alteration to the requirements of the User or any other User means that to ensure that NGC is charging in accordance with the provisions of the Statement pursuant to Condition 10 of the Transmission Licence NGC needs to vary the Connection Charges payable by the User in relation to the Connection site then NGC shall have the right to vary such charges accordingly upon giving to the User not less than 2 months prior written notice. Such notice shall be deemed to be a revised connection Offer and before any such variation becomes effective the provisions of Sub-clauses 11.3 to 11.4 of the Master Agreement shall apply mutatis mutandis. Following any such variation the provisions of Appendices A and B shall be amended automatically (and a copy sent to the User) to reflect such variation with effect from the date such variation comes into effect.

          3.   REPLACEMENT OF NGC ASSETS
               -------------------------

          3.1 Appendix A specifies the age of the NGC Assets at the Connection Site at the date of this Supplemental Agreement. NGC Connection Charges are calculated on the assumption that NGC Assets will not require replacement until the expiry of the Replacement Period applicable to each NGC Asset concerned and such period has been agreed between NGC and the User.

          3.2 Where in NGC's reasonable opinion an NGC Asset requires replacement before the expiry of its Replacement Period NGC shall, with the prior written approval of the User (except where in NGC's reasonable opinion such replacement is necessary in which case such approval shall not be required but in such case the User shall have the right to Disconnect) have the right to replace the NGC Asset at no additional cost to the User until expiry of its original Replacement Period. Upon expiry of such original Replacement Period NGC shall be entitled to vary the Connection Charges in respect of the replaced NGC Asset so that they are calculated on the basis of the then Net Asset Value of such NGC Assets. NGC shall give the User not less than 2 months prior written notice of such varied charges which notice shall specify the date upon which such increase or reduction (as the case may be) becomes effective. The User shall pay such varied charges and Appendices A and B shall be amended automatically (and a copy sent to the User) to reflect such revised charges with effect from the date specified in such notice.

          3.3  Upon the expiry of the Replacement Period of any NGC Asset:

               (a)  (i)       if in NGC's reasonable opinion to enable NGC
                              to comply with its licence and statutory obligations it is necessary to replace such NGC Asset; or

                    (ii) if such NGC Asset is to be left in service then NGC shall give written notice of this and that it will, unless within 3 months of the receipt of such notice the User objects in writing to the proposal, replace or retain (as the case may be) such NGC Asset.

               (b)  the User may request that NGC replaces the Asset.

          3.4  Where the User serves a counter notice pursuant to paragraph
               3.3 above then NGC shall:

               (a)  keep the NGC Asset in service; and

               (b) negotiate with the User in good faith with regard to the Connection Charges applicable to such NGC Asset.

               In the event that NGC and the User fail to agree the level of such Connection Charges in accordance with paragraph 3.4(b) above then the User shall pay Connection Charges to NGC in respect of such NGC Asset equal to the Connection Charges payable by the User in respect of the NGC Asset in the last Financial Year of the Replacement Period (the "Deemed Charge") and the matter shall be referred to the Director for determination. If the Director determines that the Connection Charges payable in respect of such NGC Asset should be:

               (i) less than the Deemed Charge then NGC shall repay to the User the difference between the Deemed Charge and the amount so determined by the Director together with interest at the Base Rate, for the period from when the User started to pay the Charge until the date of payment;

               (ii) greater than the Deemed Charge then the User shall pay the difference to NGC with interest at the Base Rate for the period from when the User started to pay the Deemed Charge until the date of payment.

          3.5  Where the Connection Charges are payable in respect of NGC
               Assets:

               (a)  replaced in accordance with paragraph 3.3 above; or

               (b) retained in accordance with paragraph 3.3 above; then NGC shall except in the circumstances in paragraph 3.4(b) give the User not less than 2 months prior written notified of such varied charges and specify the date upon which such charges become effective. The User shall pay such varied charges and Appendices A and B shall be amended automatically (and a copy sent to the User) to reflect such revised charges with effect from the dates notified to the User by NGC. Where NGC is in negotiation with the User in accordance with paragraph 3.4(b) then it shall give such notice as is reasonably practicable in the circumstances.

          4    Termination Amounts
               -------------------

          4.1  The expressions set out below shall have the meanings shown:

               "Termination Amount"     shall be the sum calculated to be
                                        equal to the aggregate of the
                                        following -

                                        (a)  in respect of NGC Assets:

                                             (i)  shown in Appendix A to
                                                  the Supplemental
                                                  Agreement and which in
                                                  NGC's reasonable opinion
                                                  are no longer required by
                                                  NGC to enable NGC to
                                                  comply with its License
                                                  Standards, and can
                                                  therefore be removed
                                                  ("Type A Assets"); (aa)
                                                  the Net Asset Value of
                                                  such NGC Asset as at the
                                                  end of the Financial Year
                                                  in which termination
                                                  occurs (on the assumption
                                                  that the sums specified
                                                  in paragraph 4.1(b) will
                                                  be paid), plus (bb) a sum
                                                  equal to the reasonable
                                                  costs of removing such
                                                  NGC Assets and of making
                                                  good the remaining Plant
                                                  and Apparatus at the
                                                  Connection Site following
                                                  the removal of any Type A
                                                  Assets;

                                             (ii) in Appendix A to the
                                                  Supplemental Agreement
                                                  and which in NGC's
                                                  reasonable opinion cannot
                                                  be removed ("Type B
                                                  Assets") as a result of
                                                  the termination a sum
                                                  equal to the product of
                                                  the Asset Allocation
                                                  Factor multiplied by the
                                                  Net Asset Value of that
                                                  NGC Asset as at the end
                                                  of the Financial Year in
                                                  which termination occurs;
                                                  and

                                             (iii) in relation to NGC
                                                   Assets

                                                  (aa) which NGC has
                                                       determined to
                                                       replace upon the
                                                       expiry of the
                                                       relevant Replacement
                                                       Period in accordance
                                                       with paragraph 3.3;
                                                       and

                                                  (bb) in respect of which
                                                       no counter notice
                                                       has been served by
                                                       the User pursuant to
                                                       paragraph 3.3; and

                                                  (cc) the User has served
                                                       in accordance with
                                                       the provisions of
                                                       this Supplemental
                                                       Agreement a notice
                                                       to Disconnect in
                                                       respect of the
                                                       Connection Site at
                                                       which the NGC Assets
                                                       were located; and

                                                  (dd) due to the timing of
                                                       the replacement of
                                                       such NGC Assets, no
                                                       Connection Charges
                                                       will have become
                                                       payable in respect
                                                       of such NGC Assets
                                                       by the User by the
                                                       date of termination;

                                                  the reasonable costs
                                                  incurred by NGC in
                                                  connection with the
                                                  installation of such NGC
                                                  Assets;

                                        (b)  the Connection Charges and Use
                                             of System Charges for the
                                             Financial Year in which
                                             termination occurs.

               "Asset Allocation Factor"     means in respect of each NGC
                                             Asset specified in Appendix A
                                             to this Supplemental Agreement
                                             the figure expressed as a
                                             percentage appearing in the
                                             column headed Allocation and
                                             immediately adjacent to the
                                             description of the NGC Asset
                                             to which it relates.

          4.2 In the event that a Termination Amount specified in paragraph 4.1(a)(i) is paid, in respect of Type A Assets, and subsequently NGC re-uses such NGC Assets in respect of which such payment has been made at the same or another Connection Site then NGC shall pay to the User a sum equal to the lower of:

               (i)  the Termination Amount paid in respect of such NGC
                    Asset; or

               (ii) the Net Asset Value attributed to such NGC Asset for
                    charging purposes upon its re-use.

               less any reasonable costs incurred by NGC in respect of storage. NGC shall use its reasonable endeavors to re-use such NGC Assets.

          4.3 In the event that a Termination Amount specified in paragraph 4.1(a)(ii) above is paid in respect of Type B Assets and these are subsequently re-used then NGC shall pay to the User a sum equal to the lower of:

               (i)  the Termination Amount paid in respect of such NGC
                    Assets; or

               (ii) the Net Asset Value attributed to such NGC Asset for
                    charging purposes upon its re-use.

          4.4 For the purposes of paragraphs 4.2 and 4.3 re-use shall not occur where any NGC Asset remains connected for the purpose of providing a continuing connection for other Users connected to the NGC Transmission System at the Connection Site at the date of termination. However in the event of any User requiring a continued connection modifying its requirements or another User connecting at the Connection Site and the NGC Assets in respect of which a payment has been made are required for this modification this shall constitute re-use.

          4.5 NGC shall be under no obligation to rebate any of the Termination Amounts described in paragraph 4.1(b), except to the extent that Connection and/or Transmission Network Use of System Charges are subsequently received in respect of NGC Assets in relation to which such Termination Amounts have been paid to NGC during the Financial Year in which termination has occurred.

          4.6 Upon request in writing, and at the cost of the User, NGC shall issue a certificate no more recently than once each calendar year indicating whether or not such assets have or have not been re-used. If NGC at any time decide that it is not economic to retain any Plant and Apparatus constituting any NGC Asset in respect of which Termination Amounts have been paid it may at its reasonable discretion dispose of the said Plant and Apparatus. Where NGC decides to so dispose of such Plant and Apparatus it shall where the Plant and/or Apparatus is disposed of in a state where it is capable of re-use pay to the User an appropriate proportion of any sale proceeds received in respect thereof.

          5.   Deductions
               ----------

               In respect of any NGC Engineering Charges which have been paid by the User in connection with a Connection Application or under Sub-Clause 2.4 of the Supplemental Agreement Type 2 NGC shall reduce the amount of Connection Charges payable by the User in relation to the respective Connection Site on 1 April in each of the first 3 years (or such other period as may be agreed between NGC and the User) of the payment of such Connection Charges by an amount equal on each occasion to one third of such NGC Engineering Charges.

          Part 2 Transmission Services Use of System Charges
          --------------------------------------------------

          Introduction
          ------------

          Under the terms of this Supplemental Agreement the User is liable to pay Transmission Services Use of System Charges. The basis upon which Transmission Services Use of System Charges are levied and the calculation methodology and rules which will be used to quantify those charges are set out in the statement issued by NGC under paragraphs 1 and 2 of Condition 10 to the Transmission License.

          1.   Reconciliation
               --------------

          1.1 At any time after the Payment Date NGC may submit to the User, and shall submit to the User at the written request of the User a Statement (which may form part of an invoice or other document) in respect of any Settlement Day (a "Reconciliation Statement") showing:

               (a) each Settlement Day in respect of which there has been a change (for any reason) in the value of any parameter originally used in the calculation of the Transmission Services Use of System Charges in respect of such Settlement Day, together with details of the value of the old and new parameter;

               (b) the amount of any reconciliation payments (if any) required to make the Transmission Services Use of System Charges paid in respect of that Settlement Day equal to the payment which would have been payable had the invoice prepared pursuant to Clause 5.4.1 of this Supplemental Agreement been prepared on the basis of the changed parameter;

               (c) whether the reconciliation payment represents an amount owing by NGC to the User or by the User to NGC;

               (d) the amount of interest accruing on such reconciliation payment calculated in accordance with this paragraph
                    1.1 below.

               Interest payable in respect of each reconciliation payment shall accrue from and including the relevant Payment Date up to but excluding the date upon which the amounts specified in the Reconciliation Statement are paid, and shall be at a rate equal to the Base Rate for the time being and from time to time. Interest shall accrue from day to day

          1.2 Together with the Reconciliation Statement in the case of sums due:

               (a)  from the User to NGC, NGC shall:

                    (i) send the User an invoice in relation to any sums shown by the Reconciliation Statement to be due to NGC and interest thereon calculated in accordance with paragraph 1.1; or

                    (ii) include those sums due in another invoice; and

               (b) from NGC to the User, forthwith following the issue of any Reconciliation Statement, NGC shall;

                    (i) issue a credit note in relation to any sum shown by the Reconciliation Statement to be due to the User and interest thereon calculated in accordance with paragraph 1.1; or

                    (ii) include those sums due to the User as a credit in
                         an invoice from NGC to the User.

          1.3 The right to submit a Reconciliation Statement and the consequential invoices and/or credit notes shall survive the termination of this Supplemental Agreement and the parties agree that the provisions of this Appendix E Part 2 shall remain in full force and effect and shall continue to bind them after such termination (the version in existence as at the date of termination being the applicable version, in the case of any amendments).

          2.   Reconciliation Payments
               -----------------------

               The User, or as the case may be, NGC, shall pay the amounts set out in the relevant invoice or credit note, either in accordance with the applicable requirements for payment of other sums due under that invoice in the case of sums shown in an invoice also dealing with other payments, or in other cases within 5 Business Days of the date of the Reconciliation Statement.

          3.   Revision of Charges
               -------------------

               On or before 31 October in each Financial Year NGC shall notify the User in writing of the intended basis of calculation to be used by NGC in calculating Transmission Services Use of System Charges for the following Financial Year and shall consult the User concerning the same. On or before 30 November in each Financial Year NGC shall confirm to the User the basis of calculation to be used in calculating those charges for the following Financial Year.

          Part 3
          ------

          1    Transmission Services Use of System Charges Security Cover
               ----------------------------------------------------------

          1.1  Provision of Security Cover
               ---------------------------

               The User shall provide Security Cover from time to time in accordance with the following provisions:

               1.1.1 the User shall not later than the date of its accession to the Master Agreement or 1st April 1997 (whichever is later) deliver to NGC evidence reasonably satisfactory to it that:

                         (i)  it presently holds an Approved Credit Rating;
                              or

                         (ii) it has provided and is not in default under
                              the Security Cover referred to in paragraph
                              1.1.2 below;

               1.1.2 if the User does not hold or ceases to hold an Approved Credit Rating it shall, not later than the date of:

                         (i)  the date of its accession to the Master
                              Agreement,

                         (ii) the 1st April 1997, or

                         (iii) the date upon which it ceases to have an Approved Credit Rating:

                              (a) deliver to NGC a Qualifying Guarantee in such amount as shall be notified by NGC to the User in accordance with paragraph 2; or

                              (b)  deliver to NGC a Letter of Credit
                                   (available for an initial period of not
                                   less than 6 months) in such amount as
                                   shall be notified by NGC to the User in
                                   accordance with paragraph 2; and/or

                              (c)  deliver to NGC cash for credit to the
                                   Escrow Account in such amount as shall
                                   be notified by NGC in accordance with
                                   paragraph 2.

               1.1.3     The provision of security in respect of
                         Transmission Services Use of System Charges by the User in accordance with the terms of:

                         (a) this Supplemental Agreement shall relieve it of its obligations to provide such security under the terms of any other Supplemental Agreement to which the User is a party; and

                         (b) any other Supplemental Agreement to which the User is a party shall relieve it of its obligations to provide such security under the terms of this Supplemental Agreement;

                         in each case, to the extent of the security provided to NGC pursuant to this Appendix or the same provision under the terms of any other Supplemental Agreement made between NGC and the User.

               1.1.4 The provisions of this Part 3 of Appendix E shall be in addition to any other requirements to provide security in respect of any other sums due under the terms of this Supplemental Agreement.

          1.2  Maintenance of Security Cover
               -----------------------------

               Where the User is required to provide Security Cover in accordance with the terms of paragraph 1.1 it shall at all times thereafter maintain a Security Amount equal to or more than the Security Cover applicable to it. Immediately upon any reduction occurring in the Security Amount provided by the User or any Letter of Credit or Qualifying Guarantee being for any reason drawn down or demanded respectively, the User will procure that new Letters of Credit or Qualifying Guarantees are issued or existing Letters of Credit or Qualifying Guarantees are reinstated (to the satisfaction of NGC) to their full value or cash is placed to the credit of the Escrow Account in an amount required to restore the Security Amount to an amount at least equal to the Security Cover applicable to the User, and in such proportions of Letters of Credit, Qualifying Guarantees and/or cash as the User may determine. Not later than 10 Business Days before any outstanding Letter of Credit and/or Qualifying Guarantee is due to expire, the User shall procure to the satisfaction of NGC that its required Security Amount will be available for a further period of not less than 6 months which may be done in one of the following ways:

               1.2.1 subject to the issuing bank continuing to have an Approved Credit Rating provide NGC with confirmation from the issuing bank that the validity of the Letter of Credit has been extended for a period of not less than 6 months on the same terms and otherwise for such amount as is required by this Part 3; or

               1.2.2 provide NGC with a new Letter of Credit issued by an issuing bank with an Approved Credit Rating for an amount at least equal to the required Security Amount applicable to it (less its balance on the Escrow Account) which Letter of Credit shall be available for a period of not less than 6 months; or

               1.2.3 subject to the entity issuing the Qualifying Guarantee continuing to have an Approved Credit Rating provide NGC with confirmation from the issuing entity that the validity of the Qualifying Guarantee has been extended for a period of not less than 6 months on the same terms and otherwise for such amount as is required by this Part 3; or

               1.2.4 provide NGC with a new Qualifying Guarantee for an amount at least equal to the required Security Amount applicable to it (less its balance on the Escrow Account) which Qualifying Guarantee shall be available for a period of not less than 6 months; or

               1.2.5 procure such transfer to NGC for credit to the Escrow Account of an amount as shall ensure that the credit balance applicable to the User and standing to the credit of the Escrow Account shall be at least equal to the required Security Amount.

          1.3  Failure to supply or maintain Security Cover
               --------------------------------------------

               If the User fails at any time to provide or maintain Security Cover to the satisfaction of NGC in accordance with the provisions of this Part 3, NGC may at any time while such default continues, and if at such time any Letter of Credit and/or Qualifying Guarantee forming part of the Security Cover is due to expire within nine Business Days immediately, and without notice to the User, demand payment of the entire amount of any outstanding Letter of Credit and/or Qualifying Guarantee and shall credit the proceeds of the Letter of Credit and/or Qualifying Guarantee to the Escrow Account.

          1.4  Substitute Letter of Credit or Qualifying Guarantee
               ---------------------------------------------------

          1.4.1 If the bank issuing the User's Letter of Credit ceases to have the credit rating set out in the definition of Letter of Credit in Clause 1.1 of this Supplemental Agreement such User shall forthwith procure the issue of a substitute Letter of Credit by a bank that has such a credit rating or a Qualifying Guarantee or transfer to NGC cash to be credited to the Escrow Account.

          1.4.2 If the entity providing the User's Qualifying Guarantee ceases to have an Approved Credit Rating the User shall forthwith procure a replacement Qualifying Guarantee from an entity with such a credit rating or a Letter of Credit or transfer to NGC cash to be credited to the Escrow Account.

          2    CREDIT MONITORING
               -----------------

          2.1  Determination of Security Cover
               -------------------------------

               The amount of Security Cover which the User shall be required to maintain shall be determined from time to time by NGC in accordance with this Part 3 on the basis of the criteria set out in paragraph 2.2 and shall be notified to the User.

          2.2  Criteria for provision of Security Cover
               ----------------------------------------

               If paragraph 1.1.2 applies, the amount of Security Cover required to be provided by the User in respect of this and any other Supplemental Agreement to which the User is a party shall be provided in an amount to be reasonably assessed by NGC as the aggregate amount reasonably anticipated by NGC as being payable by the User pursuant to all Supplemental Agreements to which the User is a party in respect of the Transmission Services Use of System Charges referred to in Part 2 of Appendix D over a 28 day period.

          2.3  Six Monthly Variation
               ---------------------

               In respect of paragraph 2.2 NGC shall calculate the amount for the two six-month periods commencing 1st April and 1st October in each year and shall advise the User accordingly.

          2.4  Review of Security Cover
               ------------------------

               NGC shall keep under review the Security Cover relating to the User and shall promptly advise the User whenever the Security Amount maintained by the User is more or less than the amount required to be maintained pursuant to paragraph 2 of this Part 3.

          2.5  Increase or Decrease of Security Cover
               --------------------------------------

               If, after considering any representations which may be made by the User, NGC reasonably determines that the User's Security Cover should be increased or decreased, it shall so notify the User. If NGC so determines that such Security Cover should be decreased and the User consents then that reduction shall take place. NGC shall consent to an appropriate reduction in the available amount of any outstanding Qualifying Guarantee or Letter of Credit and/or shall repay to the User such part of the deposit held in the Escrow Account for the account of the User (together with all accrued interest on the part to be repaid) sufficient to reduce the User's Security Amount to the level of Security Cover applicable to it. If NGC so determines that the User's Security Cover should be increased, the User shall, within five Business Days of notice as aforesaid, procure an additional or replacement Qualifying Guarantee or Letter of Credit or transfer to NGC cash to be credited to the Escrow Account in an amount sufficient to increase its Security Amount so as to be at least equal to the level of Security Cover applicable to it.

          2.6  Notification in respect of Security Cover
               -----------------------------------------

               NGC shall notify the User promptly if:

               2.6.1 the User fails to provide, maintain, extend or renew a Qualifying Guarantee or a Letter of Credit which it is required to provide, maintain, extend or renew pursuant to paragraphs 1 or 2;

               2.6.2 NGC shall make a demand under any such Qualifying Guarantee or a call under a Letter of Credit; or

               2.6.3 NGC becomes aware that the User (a) shall cease to have an Approved Credit Rating, or (b) shall be placed on credit watch by the relevant credit rating agency (or becomes subject to an equivalent procedure) which in any case casts doubt on the User retaining an Approved Credit Rating, or (c) shall be in default under the additional or alternative security required to be provided pursuant to this Part 3; or

               2.6.4 NGC becomes aware that any bank that has issued a Letter of Credit which has not expired shall cease to have the credit rating required by this Appendix; or

               2.6.5 NGC becomes aware that any entity providing a Qualifying Guarantee which has not expired shall cease to have an Approved Credit Rating.

               Provided always that the failure by NGC to notify the User pursuant to this paragraph 2.6 shall not relieve the User of its obligations under and in accordance with the terms of this Appendix.

          2.7  Release from Security Cover Obligations
               ---------------------------------------

               Upon the User ceasing to be a party to the Master Agreement and provided that all amounts owed by the User in respect of the Transmission Services Use of System Charges have been duly and finally paid and that it is not otherwise in default in any respect of any Transmission Services Use of System Charges (including interest) payable under the terms of any Supplemental Agreement, the User shall be released from the obligation to maintain Security Cover and NGC shall consent to the revocation of any outstanding Qualifying Guarantee or Letter of Credit and shall repay to the User the balance (including interest credited thereto) standing to the credit of the User on the Escrow Account at that date.

          3    Payment Default
               ---------------

               If, by 1230 hours on any Payment Date, NGC has been notified by the User or if otherwise has reason to believe that the User will not have remitted to it by close of banking business on the Payment Date all or any part ("the amount in default") of any amount which has been notified by NGC to the User as being payable by the User by way of the Transmission Services Use of System Charges on the relevant Payment Date, then NGC shall be entitled to act in accordance with the following provisions for whichever of them shall apply) in the order in which they appear until NGC is satisfied that the User has discharged its obligations in respect of the Transmission Services Use of System Charges under this Supplemental Agreement and/or any other Supplemental Agreement to which the User is a party which are payable in respect of the relevant Settlement Day:

               (a) NGC may to the extent that the User is entitled to receive Payment from NGC pursuant to this Supplemental Agreement and/or any other Supplemental Agreement to which the User is a party (unless it reasonably believes that such set off shall be unlawful) set off the amount of such entitlement against the amount in default;

               (b) NGC shall be entitled to set off the amount of funds then standing to the credit of the Escrow Account to the extent that it represents Security Cover provided by the User in accordance with paragraph 2.1.2 against the Transmission Services Use of System Charges unpaid by the User and for that purpose NGC shall be entitled to transfer any such amount from the Escrow Account to any other account of NGC at its absolute discretion and shall notify the User accordingly;

               (c) NGC may demand payment under any outstanding Letter of Credit supplied by the User in a sum not exceeding the available amount of all such Letters of Credit;

               (d) NGC may demand payment under any outstanding Qualifying Guarantee provided for the benefit of the User pursuant to paragraph 1.1.2(a).

          4    Utilisition of Funds
               --------------------

               In addition to the provisions of paragraph 3 above if NGC serves a notice of default under the terms of Clause 17.6A of a Type 1 Supplemental Agreement and/or notice of termination under Clause 17.7 of a Type 1 Supplemental Agreement (or the equivalent Clauses in a Supplemental Agreement other than a Type 1 Supplemental Agreement) then NGC shall be entitled to demand payment of any of the Transmission Services Use of System Charges which are outstanding whether or not the Payment Date in respect of them shall have passed and:

               (i) make demand under any outstanding Qualifying Guarantee or a call under any outstanding Letter of Credit supplied by the User; and

               (ii) to set off the funds in the Escrow Account to the
                    extent that they represent Security Cover provided by the User against the Transmission Services Use of System Charges unpaid by the User and for that purpose NGC shall be entitled to transfer any such amount from the Escrow Account to any other account of NGC as it shall in its sole discretion think fit.

          5    User's Right to Withdraw Funds
               ------------------------------

          5.1 If the User is not in default in respect of any amount owed to NGC in respect of the Transmission Services Use of System Charges under the terms of any Supplemental Agreement to which the User is a party:

               5.1.1 NGC shall transfer to the User quarterly interest credited to the Escrow Account; and

               5.1.2 NGC shall transfer to such User within a reasonable time after such User's written request therefor any amount of cash provided by the User by way of Security Cover which exceeds the amount which such User is required to provide by way of security in accordance with paragraph 1 of this
                         Part 3.

          Part 4
          ------

          Definitions and Interpretations
          -------------------------------

          In this Appendix the following expression shall have the meaning set out below:

          "Base Rate"    in respect of any day the rate per annum which is
                         equal to the base lending rate of Barclays Bank
                         PLC as at close of business on that day;

          Interpretation
          --------------

          Where this Appendix makes reference to the word "paragraph" then it shall be a reference to a paragraph in this Appendix unless the contrary is stated.

                                     APPENDIX F1
                                     -----------
                          SITE SPECIFIC TECHNICAL CONDITIONS
                          ----------------------------------

          Agreed Ancillary Services
          -------------------------
          [Black Start Capability
          Gas Turbine Unit Fast Start
          Synchronous Compensation
          Pumped Storage Unit Spinning-in-Air
          Pumped Storage
          Pumped Storage Plant Fast Start
          Demand Reduction
          Adjustment to Pumped Storage Unit Pumping Programme
          Hot Standby]

                                     APPENDIX F2
                                     -----------
                                      (NOT USED)
                                      ----------

                                     APPENDIX F3
                                     -----------
                          SITE SPECIFIC TECHNICAL CONDITIONS
                          ----------------------------------

          Special Automatic Facilities
               (a)  NGC Transmission System to Generating Unit
                    Intertripping schemes.
               (b)  NGC Transmission System to Demand Intertripping
                    Schemes.
               (c) NGC Transmission System to Directly Connected Customers Intertripping Schemes.
               (d)  Auto open/close schemes.
               (e) System splitting or islanding schemes which impact on the User's system or plant.

                                     APPENDIX F4
                                     -----------
                          SITE SPECIFIC TECHNICAL CONDITIONS
                         -----------------------------------

          Protection and Control Relay Settings/Fault Clearance Times Pro-formas attached

                                     APPENDIX F5
                                     -----------
                          SITE SPECIFIC TECHNICAL CONDITIONS
                         -----------------------------------

          Load Shedding Frequency Sensitive Relays
          ----------------------------------------
          This only applies to Suppliers. The manner in which Users Demand subject to low frequency disconnection is to be split into discrete MW Groups is set down in OC6 and is to be achieved for Winter 1990/91.

          The settings and MW blocks applicable to Winter 1989/90 were as set down below. The transition from the 1989/90 settings to the 1990/91 settings is to be coordinated through NGC to ensure that a viable overall scheme exists throughout the period.

                                     APPENDIX F6
                                     -----------
                          SITE SPECIFIC TECHNICAL CONDITIONS
                          ----------------------------------
                                       Metering
                                      ---------

          1.1  Operator
               --------
               Where the Connection Site is a Grid Supply Point, and the User is or will be Registrant in relation to the Energy Metering Equipment required by the Pooling and Settlement Agreement at the Grid Supply Point and/or at the bulk supply point(s) which are related to that Grid Supply Point, NGC shall install and be the Operator of all such Energy Metering Equipment from the Transfer Date until the FMS Date and thereafter.

               1.1.1 NGC may resign as Operator of such Energy Metering Equipment on giving no less than 12 months' notice in writing; and
               1.1.2     the User may remove NGC as Operator upon giving no
                         less than 12 months' notice in writing.
               Provided that where the User agrees to become owner of any such Energy Metering Equipment NGC may resign as Operator upon such transfer of ownership and shall agree such terms as shall be reasonably necessary to enable the User to perform its obligations as Operator of such Energy Metering Equipment.

          1.2  Charges
               -------
               NGC shall recover its charges for acting as Operator of any Energy Metering System which is an NGC Asset charged for under this Supplemental Agreement as part of such charges. Where NGC acts as Operator of any other Energy Metering System owned by NGC for which the User is Registrant NGC shall charge and the User shall pay such amount which is reasonable in all the circumstances.

          1.3  Interference
               ------------
               The User shall ensure that its employees, agents and invitees will not interfere with any Energy Metering Equipment in respect of which NGC is Operator or the connections to such Energy Metering Equipment, without the prior written consent of NGC (except to the extent that emergency action has to be taken to protect the health and safety of persons or to prevent serious damage to property proximate to the Energy Metering Equipment or to the extent that such action is authorised under the Master Agreement or any other agreement between NGC and the User).

          1.4  Pulse data
               ----------
               The User shall have the right to collect and record pulses from the meters comprised in the Energy Metering System(s) at the Connection Site. NGC shall give the User access in accordance with the Interface Agreement to collect and record such pulses and to install and maintain such lines and equipment as may be reasonably necessary therefor.

                                      EXHIBIT 4
                                      ---------


                                DATED               19
                                ----------------------



                            THE NATIONAL GRID COMPANY PLC   (1)
                                         and
                                 [                 ]             (2)




                         ------------------------------------

                            SUPPLEMENTAL AGREEMENT TYPE 4

                         ------------------------------------

                  (for Generators with Embedded Generating Plant or
                   with Embedded Small Independent Generating Plant
               and who are acting in that capacity and who are passing
                     power on to a Distribution System through a
               connection with a Distribution System which has not been
                          Commissioned at the Transfer Date)

                                       CONTENTS
                                       --------

               Clause       Title
               ------       -----

               1            Definitions, Interpretation, Construction
               2            Approval to become Operational
               3            The Site of connection to the Distribution System
               4            Use of System Charges
               5            Charging Rules
               6            Ancillary Services
               7            (Clause deleted)
               8            Other Site Specific Technical Conditions
               9            Metering
               10           Joint System Incidents
               11           Term
               12           Emergency De-energisation
               13           De-energisation and Disconnection
               14           Notice to Decommission or Disconnect
               15           Disconnection
               16           Decommissioning
               17           Master Agreement
               18           Variations
               Appendix A   Connection Site
               Appendix B
               Appendix C   Zone/Registered Capacity/Peak Half-Hours/
                            Estimated Demand
               Appendix D   Use of System Charges/Payment
               Appendix E   Charging Rules
               Appendix F1  Site Specific Technical Conditions- Ancillary
                            Services
               Appendix F2  (Not used)
               Appendix F3  Site Specific Technical Conditions- Special
                            Automatic Facilities
               Appendix F4 Site Specific Technical Conditions- Other Appendix F5 Site Specific Technical Conditions- Metering

          THIS SUPPLEMENTAL AGREEMENT is made the        day of             19
          BETWEEN

          (1) THE NATIONAL GRID COMPANY PLC a company registered in England with number 2366977 whose registered office is at National Grid House, Sumner Street, London SE1 9JU ("NGC", which expression shall include its successors and/or permitted assigns); and

          (2)  [   ] a company registered in [   ] with number [   ] whose
               registered office is at [    ] (the "User", which expression
               shall include its successors and/or permitted assigns)

          WHEREAS

          (A)  NGC and the User are parties to Master Connection and Use of
               System Agreement dated [     ] ("Master Agreement").

          (B) This Supplemental Agreement is entered into pursuant to the terms of the Master Agreement and shall be read as being governed by them.

          NOW IT IS HEREBY AGREED as follows:-

          1.        DEFINITIONS, INTERPRETATION AND CONSTRUCTION
                    --------------------------------------------

          1.1       General
                    -------
                    Unless the subject matter or context otherwise requires or is inconsistent therewith terms and expressions defined in Schedule 2 to the Master Agreement have the same meanings, interpretations or constructions in this Supplemental Agreement.


          2.        APPROVAL TO BECOME OPERATIONAL
                    ------------------------------

          2.1       Not later than [     ] or by such other times as may be
                    agreed between the Parties each party shall submit to the other:-

                    (i) data within its possession needed to enable the completion of Appendix F3;

                    (ii) evidence reasonably satisfactory to NGC that the Users Equipment complies or will on Completion comply with the provisions of Clauses 6, 8 and 9.

          2.2       Not later than [     ] or by such other time as may be
                    agreed between the Parties each Party shall submit to the other:-

                    (i) information to enable preparation of Site Responsibility Schedules complying with the provisions of Appendix [1] to the Connection Conditions together with a list of managers who have been duly authorized by the User to sign such Site Responsibility Schedules on the User's behalf;

                    (ii) a list of Safety Co-ordinators pursuant to Operating Code 8 and a list of telephone numbers for Joint System Incidents at which senior management representatives nominated for the purpose can be contacted; and

                    (iii) a list of telephone numbers for the facsimile machines referred to in CC 6.5.8.

          2.3       Not later than [     ] or by such other time as may be
                    agreed between the Parties the User shall submit to NGC a statement of readiness to complete the Commissioning Programme, together with Connected Planning Code Data and a report certifying to NGC that, to the best of the information, knowledge and belief of the User, all relevant Connection Conditions applicable to the User have been considered and that to the best of the information, knowledge and belief of the User Connection Conditions CC 6 have been complied with. If NGC considers that it is necessary, it will require this report to be prepared by the Independent Engineer at NGC's sole cost and expense. The report shall incorporate if requested by NGC type test reports and test certificates produced by the manufacturer showing that the User's Equipment meets the criteria specified in CC 6.

          2.4 Upon compliance by the User with the provisions of Sub-Clauses 2.1., 2.2 and 2.3 NGC shall forthwith notify the User in writing that it has the right to become Operational.

          2.5       Right to use the NGC Transmission System
                    ----------------------------------------

                    Subject to the other provisions of this Agreement including the provisions of the Grid Code, the User may transmit supplies of power on to and/or take supplies of power from the NGC Transmission System as the case may be.

          2.6       Registered Capacity
                    -------------------

                    The User if a Generator shall not operate its User's Equipment such that any of it exceeds its Registered Capacity save as expressly permitted and instructed pursuant to the Grid Code or the Fuel Security Code or as may be necessary or expedient in accordance with Good Industry Practice.

          2.7       Data
                    ----

                    Data of a technical or operational nature collected recorded or otherwise generated pursuant to this Supplemental Agreement shall be deemed data lodged pursuant to the Grid Code to the extent that the Grid Code makes provision therefor.

          2.8 Subject to the provisions of this Agreement and the Grid Code, NGC shall accept into the NGC Transmission System Active Power generated by the User up to the Maximum Export Capacity except to the extent (if any) that NGC is prevented from doing so by transmission constraints which could not be avoided by the exercise of Good Industry Practice by NGC.

          2.9 Subject to the provisions of the Grid Code each Party shall be entitled to plan and execute outages of parts of its System or Plant or Apparatus at any time and from time to time.

          3.        THE SITE OF CONNECTION TO THE DISTRIBUTION SYSTEM
                    -------------------------------------------------

                    The site of connection to the Distribution System to which this Supplemental Agreement relates is more particularly described in Appendix A.

          4.        USE OF SYSTEM CHARGES
                    ---------------------

                    Subject to the provisions of Clause 5 of this Supplemental Agreement the User shall with effect from the Charging Date pay to NGC the Use of System Charges set out in Appendix D payable in accordance with the provisions of Appendix E.

          5.        CHARGING RULES
                    --------------

                    The provisions of the Charging Rules set out in Appendix E to this Supplemental Agreement shall apply.

          6.        ANCILLARY SERVICES
                    ------------------

                    The User shall provide the Agreed Ancillary Services set out in Appendix F1 in accordance with the Grid Code.

          7.        GRID CODE NON-COMPLIANCE
                    ------------------------

                    (Clause deleted)

          8.        OTHER SITE SPECIFIC TECHNICAL CONDITIONS
                    ----------------------------------------

          8.1 NGC and the User shall operate respectively the NGC Transmission System and the User System with the special automatic facilities and schemes set out in Appendix F3.

          8.2 The User shall ensure that on the Completion Date the User's Equipment complies with the site specific technical conditions set out in Appendix F4.

          8.3 The User shall use all reasonable endeavours to ensure during the period of this Supplemental Agreement that the User's Equipment shall continue to comply with the site specific technical conditions set out in Appendix F5.

          8.4 If the User or NGC wishes to modify, alter or otherwise change the site specific technical conditions or the manner of their operation under Appendix F1, F2, F3, F4 or F5 this shall be deemed to be a Modification for the purposes of the Master Agreement.

          9.        METERING
                    --------

                    The provisions of Appendix F5 shall have effect.

          10.       JOINT SYSTEM INCIDENTS
                    ----------------------

                    Each Party confirms to the other that its Senior Management Representatives whose names have been nominated and notified to the other pursuant to OC9 are fully authorized to make binding decisions on its behalf for the purposes of OC9.

          11.       TERM
                    ----

                    Subject to the provisions for earlier termination set out herein and in Clause 17 or the Master Agreement, this Supplemental Agreement shall continue until the User's Equipment is Disconnected from the PES Distribution System in accordance with Clause 13 or 15 hereof.

          12.       EMERGENCY DE-ENERGISATION
                    -------------------------

          12.1      Emergency De-energisation requested by NGC
                    ------------------------------------------

                    If, in the reasonable opinion of NGC, the condition or manner of operation of the NGC Transmission System or the User's System poses an immediate threat of injury or material damage to any person or to the Total System or to any User's System or to the NGC Transmission System, NGC shall have the right to request the owner of the Distribution System to which the User is connected to De-energise the User's Equipment, if it is necessary or expedient to do so to avoid the occurrence of such injury or damage.

          12.2      Emergency De-energisation by a User
                    -----------------------------------

                    If, in the reasonable opinion of the User, the condition or manner of operation of the NGC Transmission System, the Total System or any other User's System, poses an immediate threat of injury or material damage to any person or to the User's System the User shall have the right to De-energise the User's Equipment, if it is necessary or expedient to do so to avoid the occurrence of such injury or damage.

          12.3      Re-energisation
                    ---------------

                    The User's Equipment at the Connection Site shall be Re energised as quickly as practicable after the circumstances leading to any De-energisation under this Clause 12 have ceased to exist.

          13.       DE-ENERGISATION AND DISCONNECTION
                    ---------------------------------

          13.1      Breach by the User
                    ------------------

                    If the User shall be in breach of any of the provisions of this Supplemental Agreement or of the provisions of the Master Agreement enforcing the provisions of the Grid Code (but subject always to Sub-Clauses 9.3 and
                    9.4 of the Master Agreement) and such breach causes or can reasonably be expected to cause a material adverse effect on the business or condition of NGC or other Users or the NGC Transmission System or Users Systems then NGC may:-

                    (i) where the breach is capable of remedy, give written notice to the User specifying in reasonable detail the nature of the breach and requiring the User within 28 days after receipt of such notice to remedy the breach or within any longer period agreed between NGC and the User, the agreement of NGC not to be unreasonably withheld or delayed; or

                    (ii) where the breach is incapable of remedy, give written notice to the User specifying in reasonable detail the nature of the breach and the reasons why the breach is incapable of remedy and requiring the User within 5 Business Days after receipt of such notice to undertake to NGC not to repeat the breach.

          13.2      Grid Code Procedures
                    --------------------

                    Whenever NGC serves a notice on the User pursuant to Sub-Clause 13.1, NGC and the User shall discuss in good faith and without delay the nature of the breach and each shall use all appropriate procedures available to it under the Grid Code (including testing rights and the procedures set out in OC5 Testing and Monitoring) in an attempt to establish as quickly as reasonably practicable a mutually acceptable way of ensuring future compliance by the User with the relevant provision of the Grid Code.

          13.3      De-energisation
                    ---------------

          13.3.1    If:-

                    (a) the User fails to comply with the terms of any valid notice served on it by NGC in accordance with Sub Clause 13.1(i) or is in breach of any undertaking given in accordance with Sub-Clause 13.1(ii) and such breach causes or can be reasonably be expected to cause a material adverse effect on the business or condition of NGC or other Users or the NGC Transmission System or User Systems; or

                    (b) five Business Days have elapsed since the date of any valid notice served on the User in accordance with Sub-Clause 13.2(ii) and no undertaking is given by the User in accordance with Sub-Clause 13.2(ii),

                    NGC may, provided NGC has if appropriate first complied with OC5 Testing and Monitoring, request the owner of the Distribution System to which the User is connected to De-energise the User's Equipment upon the expiry of at least 48 hours, prior written notice to the User, provided that at the time of expiry of such notice the breach concerned remains unremedied and that neither Party has referred the matter to the Dispute Resolution Procedure set out in Clause 27 of the Master Agreement. In such event NGC may request the owner of the Distribution System to which the User is connected to De-energise forthwith following completion of the Dispute Resolution Procedure and final determination of the dispute in NGC's favour.

          13.3.2 If the User fails to comply with the Grid Code and the Director makes a final order or a confirmed provisional order as set out in Sections 25 and 26 of the Act against the User in respect of such non-compliance which order the User breaches NGC may request to the owner of the Distribution System to which the User is connected to De-energise the User's Equipment upon the expiry of at least 48 hours, prior written notice to the User provided that at the time of expiry of the notice the User fails to comply with the notice.

          13.4      NGC Transmission Licence
                    ------------------------

                    If a breach of the nature referred to in Sub-Clause
                    13.1 continues to the extent that it places or seriously threatens to place in the immediate future NGC in breach of the NGC Transmission Licence, NGC may request the owner of the Distribution System to which the User is connected to De-energise the User's Equipment upon the expiry of at least 12 hours, prior written notice to the User, provided that at the time of expiry of such notice the breach concerned remains unremedied.

          13.5      Re-energisation Disputes
                    ------------------------

                    If, following any De-Energisation pursuant to this Clause 13, the User applies to NGC for NGC to issue instructions that the User's Equipment should be Re-energised and is refused or is offered terms which the User does not accept, this shall be recognised as a dispute over the terms for connection and use of system which the User may refer to the Director for determination under the NGC Transmission Licence. If the User accepts any terms offered by NGC or settled by the Director pursuant to any such reference, NGC shall request the owner of the Distribution System to which the User is connected to Re-energise the User's Equipment forthwith after any request from the User for NGC to do so.

          13.6      Event of Default
                    ----------------

                    If the breach which led to any De-energisation pursuant to this Clause 13 remains unremedied at the expiry of at least 6 months after the date of such De-energisation, NGC may declare by notice in writing to the User that such breach has become an event of default provided that-

                    (a) all disputes arising out of the subject-matter to this Clause 13 which are referred to the Dispute Resolution Procedure have then been finally determined in favour of NGC; and

                    (b) any reference to the Director pursuant to sub-clause 13.5 has then been finally determined in favour of NGC or any terms settled by the Director pursuant to such application have not been accepted by the User.

          13.7      Disconnection
                    -------------

                    Once NGC has given a valid notice of an event of default pursuant to Sub-Clause 13.6 NGC may give notice of termination to that User whereupon this Supplemental Agreement shall terminate and:

                    (i)     NGC shall request the owner of the
                            Distribution System to which the User is connected to Disconnect all the User's Equipment at the Connection Site; and

                    (ii) that User shall be obliged to pay to NGC forthwith the Use of System Charges due hereunder up to the end of the Financial Year in which Termination occurs.

          14.       NOTICE TO DECOMMISSION OR DISCONNECT
                    ------------------------------------

                    Without prejudice to Sub-Clause 12.2 the User shall give to NGC not less than 6 months, written notice of any intention of the User either to Decommission the User's Equipment or to Disconnect the User's Equipment.

          15.       DISCONNECTION
                    -------------

                    If notice to Disconnect is given by the User under Clause 14 the User may upon expiry of the period specified in such notice and not before Disconnect the User's Equipment. At the expiry of such period this Supplemental Agreement shall terminate. The User shall pay to NGC all Use of System Charges due hereunder up to the end of the Financial Year in which termination occurs within 28 days after termination of this Agreement.

          16.       DECOMMISSIONING
                    ---------------

                    If notice to Decommission is given by the User under Clause 14 the User may upon expiry of the period specified in such notice and not before, Decommission the User's Equipment. This Supplemental Agreement shall not terminate and:-

                    (i) until the end of the Financial Year in which the Decommissioning takes place all Use of System Charges payable by the User under this Supplemental Agreement shall continue to be payable in full; and

                    (ii) following the end of the Financial Year in which the Decommissioning takes place the Use of System Charges payable by the User under this Supplemental Agreement shall no longer be payable by the User.

                    If and when the User wishes to recommission it shall give NGC not less than 3 months, written notice unless a shorter period is agreed between NGC and the User.

          17.       MASTER AGREEMENT
                    ----------------

                    The provisions of Clauses 18 to 24 and 26 to 30 inclusive of the Master Agreement shall apply to this Supplemental Agreement as if set out in full herein.

          18.       VARIATIONS
                    ----------

                    No variation to this Supplemental Agreement shall be effective unless made in writing and signed by or on behalf of both NGC and the User. NGC and the User shall effect any amendment required to be made to this Supplemental Agreement by the Director as a result of a change in the Transmission Licence or an order or directions made pursuant to the Act or a Licence or as a result of setting any of the terms hereof and the User hereby authorises and instructs NGC to make any such amendment on its behalf and undertakes not to withdraw, qualify or revoke such authority or instruction at any time.

          IN WITNESS WHEREOF the hands of the duly authorised representatives of the parties hereto at the date first above written


          THE NATIONAL GRID COMPANY PLC )
          By                            )




          [the USER]                    )
          By                            )

                                      APPENDIX A
                                      ----------

                                  SITE OF CONNECTION
                                  ------------------



          COMPANY:


          SITE OF CONNECTION:


          OWNER/OPERATOR OF DISTRIBUTION SYSTEM:


          TYPE:

                                      APPENDIX B
                                      ----------

                                      (NOT USED)
                                      ----------

                                      APPENDIX C
                                      ----------

              ZONE/REGISTERED CAPACITY/PEAK HALF-HOURS/ESTIMATED DEMAND
              ---------------------------------------------------------


          COMPANY:


          GRID SUPPLY POINT/
          CONNECTION SITE:


          ELECTRICAL LOCATION OF ENERGY METERING
          EQUIPMENT MEASURING STATION DEMAND:



          ZONE:




          a.   GENERATION:


               SET          TYPE/FUEL                       REGISTERED

                                                       CAPACITY MW


          b. In the Financial Year 1st April 1990 to 31st March 1991 NGC's Demand related Use of System charges shall be calculated by reference to the Demand attributable to the User at the Grid Supply Point identified above in relation to the 3 half-hours of peak Demand (Active Power) occurring on the 3 days of peak Demand (Active Power) which occur in the period from 1st November 1990 to 28th February 1991 and are at least 10 days apart.

          c. In the Financial Year 1st April 1990 to 31st March 1991 NGC's generation related Use of System Charges shall be calculated by reference to the highest Registered Capacity during such Financial Year and the Energy produced.

          d.   ESTIMATED DEMAND for the period between 1st April 1990 and
               ----------------
               31st March 1991 and thereafter as notified in accordance with the Charging Rules.

                                    MW
          --------------------------

                                      APPENDIX D
                                      ----------

                            USE OF SYSTEM CHARGES/PAYMENT
                            -----------------------------

          COMPANY:

          LOCATION:

          1)   TYPE OF CHARGE:          SYSTEM SERVICE

               Demand related
               [pound sterling]........... in respect of the period from
               1st April 1990 to 31st March 1991 payable in 12 equal monthly instalments subject to adjustment in accordance with the Charging Rules. Note: based upon a charge of [pound sterling].... per KW and .... KW of Estimated Demand as set out in Appendix C.

          2)   TYPE OF CHARGE:          INFRASTRUCTURE

               A.   Demand related

               [pound sterling]........... in respect of the period from
               1st April 1990 to 31st March 1991 payable in 12 equal monthly instalments subject to adjustment in accordance with the Charging Rules. Note: based upon a charge of [pound sterling].... per KW and .... KW of Estimated Demand as set out in Appendix C.

               B.   Capacity Related

                    [pound sterling]........... in respect of the period
                    from 1st April 1990 to 31st March 1991 payable in 12 equal monthly instalments subject to adjustment in accordance with the Charging Rules based upon a charge of [pound sterling].... per KW Registered Capacity and
                    .... KW being the Registered Capacity as set out in
                    Appendix C.

               C.   Energy Related

                    [pound sterling]........... per KWh in respect of each
                    KWh of Energy entering the Total System in the period from 31st March 1990 to 31st March 1991 payable as described in Clause 14 of the Master Agreement.

               Payment shall be made in accordance with Clause 14 of the Master Agreement.

                              APPENDIX E CHARGING RULES
                              -------------------------

          Part 1 -  Transmission Network Use of System Charges and
          --------------------------------------------------------
          Connection Charges
          ------------------

          Introduction
          ------------

          Under the terms of this Supplemental Agreement the User is liable to pay Transmission Network Use of System Charges based upon the Registered Capacity of Generating Units passing Active Power on to and/or the Demand taken from the NGC Transmission System and Connection Charges. The basis upon which Transmission Network Use of System Charges and Connection Charges are levied according to a User's particular circumstances are set out in the statement issued by NGC under paragraphs 1.2 and 3 of Condition 10 to the Transmission Licence.

          1.1  Data Requirements
               -----------------

          1.1.1 On or before a date not later than 10 Business Days after the confirmation of the basis of calculation of charges pursuant to paragraph 2.1 in each Financial Year the User shall supply NGC with such data as NGC may from time to time reasonably request pursuant to paragraph 2.1 to enable NGC to calculate the Connection Charges and/or Transmission Network Use of System Charges due from the User to NGC or from NGC to the User (as the case may be) in respect of the Connection Site including the data specified in Appendix C.

          1.1.2 On or before a date not later than 10 Business Days after the confirmation of the basis of calculation of charges pursuant to paragraph 2.1 in each Financial Year, Users:-

               (a) who are owners or operators of a User System shall provide to NGC a forecast for the following Financial Year of the Natural Demand attributable to each Grid Supply Point equal to the forecasts of Natural Demand under both Annual Average Cold Spell (ACS) Conditions and a forecast of the average metered Demand attributable to such Grid Supply Point (or such other forecast as may be notified by NGC to the User pursuant to paragraph 2.1) for each of a number of peak half-hours as notified by NGC to the User under paragraph 2.1;

               (b) who are Suppliers shall provide to NGC a forecast for the following Financial Year of its metered Demand attributable to each Transmission Network Use of System Demand Zone equal to the average of the forecasts of Demand attributable to such Transmission Network Use of System Demand Zone (or such other forecast as may be notified by NGC to the User pursuant to paragraph 2.1) for each of a number of peak half-hours notified by NGC to the User under paragraph 2.1;

               (c) who are Generators shall provide to NGC a forecast for the following Financial Year of -

                    (i) the metered Station Demand (Active Power) attributable to the Power Station for the Generating Units comprised therein equal to the average of the forecasts of such Station Demand (Active Power) (or such other forecast as may be notified by NGC to the User pursuant to paragraph 2.1) attributable to the sum of the Generating Units for each of a number of peak half-hours as notified by NGC to the User under paragraph 2.1;

                    (ii) the highest Registered Capacity to be declared pursuant to the terms of the Pooling and Settlement Agreement of each Generating Unit comprised within a Power Station for the period as notified by NGC to the User under paragraph 2.1;

               (d) who are Generators and whose Equipment is comprised within a Trading Site (as such term is defined in the Pooling and Settlement Agreement) shall supply to NGC a forecast for the following Financial Year of: -

                    (i) the highest Registered Capacity declared pursuant to the terms of the Pooling and Settlement Agreement of each Generating Unit comprised within a Power Station which forms part of such Trading Site;

                    (ii) the average Demand within the Trading Site (other than Station Demand) to be supplied by the Power Station in (i) above for each of the number of peak half hours notified by the User to NGC pursuant to paragraph 2.1; and

                    (iii) the Station Demand for the Power Station within the Trading Site determined in accordance with paragraph 1.1.2(c)(i)

               for the period as notified by NGC to the User under paragraph 2.1 and NGC shall use such forecasts as the basis of Transmission Network Use of System Charges for such Financial Year.

          1.1.3     Variation of Charges by NGC during the Financial Year
                    -----------------------------------------------------

               The User shall notify NGC of any revision to the forecast Demand submitted by the User under paragraph 1.1 of this Appendix E at least quarterly or at such other intervals as may be agreed between NGC and the User from time to time. NGC shall revise the Transmission Network Use of System Charges payable by the User to take account of any such revised forecast provided in accordance with this paragraph
               1.1.3. NGC shall commence charging the varied Transmission Network Use of System Charges from the first day of the month following the month in which such revised forecast was received provided always that such forecast is provided before 15th day of such month.

          1.2  Reconciliation Statements
               --------------------------

               Initial Reconciliation Statements
               ---------------------------------

          1.2.1 On or before 1 March in each Financial Year NGC shall promptly calculate on the basis set out in the statement published by NGC in accordance with Licence Condition 10 of the Transmission Licence the Demand related or Generation related Transmission Network Use of System Charges (as the case may be) that would have been payable by the User during each month during that Financial Year if those charges had been calculated on the basis of the actual Demand data or the User's highest declared Registered Capacity recorded during the Financial Year in respect of the forecasts which had previously been provided by the User in accordance with paragraph 1.1 (the "Actual Amount"). NGC shall then compare the Actual Amount with the amount of Demand related or Generation related Transmission Network Use of System Charges (as the case may be) paid during each month during that Financial Year by the User (the "Notional Amount").

          1.2.2 As soon as reasonably practicable and in any event by 1st March in each Financial Year NGC shall then prepare an initial reconciliation statement and send it to the User. Such statement shall specify the Actual Amount and the Notional Amount for each month during the relevant Financial Year and, in reasonable detail, the information from which such amounts were derived and the manner in which they were calculated.

          1.2.3 Together with the initial reconciliation statement NGC shall issue a credit note in relation to any sum shown by the reconciliation statement to be due to the User or an invoice in respect of sums due to NGC and in each case interest thereon calculated pursuant to paragraph
                    1.2.5 below.

          1.2.4 Invoices issued under paragraph 1.2.3 above and 1.2.5 below shall be payable on or before 31 st March in the Financial Year to which they relate.

          1.2.5     In respect of the Financial Year:-

               (a) the User shall, following receipt of an appropriate invoice, pay to NGC an amount equal to the amount (if any) by which the aggregate Actual Amount exceeds the aggregate Notional Amount; and

               (b) NGC shall issue the User with a credit note for an amount equal to the amount (if any) by which the aggregate Notional Amount exceeds the aggregate Actual Amount.

               Interest shall be payable by the paying Party to the other on such amounts from the date of payment applicable to the month concerned until the date of actual payment of such amounts and such interest shall be calculated on a daily basis at a rate equal to the Base Rate during such period.

               Final Reconciliation Statements
               -------------------------------

          1.2.6     (a)     NGC shall as soon as reasonably practicable
                            after the end of each Financial Year issue a further reconciliation statement in respect of Transmission Network Use of System Charges payable in respect of each month of that Financial Year showing:-

                    (i) any change in the Transmission Network Use of System Charges from those specified in the initial reconciliation statement provided in accordance with paragraph 1.2.1 above;

                    (ii) whether the change represents a reconciliation payment owing by NGC to a User or by a User to NGC;

                    (iii)   the amount of interest determined in
                            accordance with 1.2.5 above;

                    (iv) the information from which the amounts in (i) above are derived and the manner of their calculation.

               (b) The provisions of paragraphs 1.2.3 and 1.2.5 shall apply mutatis mutandis to sums specified in the Final Reconciliation Statement.


          2.   Revision of Charges
               -------------------

          2.1 To the extent permitted by the Transmission Licence and this Agreement NGC may revise its Connection Charges and Transmission Network Use of System Charges or the basis of their calculation including issuing revisions to Appendices A, B, C and D (or D1 if appropriate) hereto. On or before 31st October in each Financial Year NGC shall notify the User in writing of the intended basis of calculation to be used by NGC in the following Financial Year together with time periods over which the data required to be provided pursuant to paragraph 1 of this Appendix E is required and shall consult with the User concerning the same. On or before 30th November in each Financial Year NGC shall confirm to the User the basis of calculation to be used in the following Financial Year.

          2.2 NGC shall give the User not less than 2 months, prior written notice of any revised charges, including revisions to Appendices A, B, C and D (or D1 if appropriate) hereto, which notice shall specify the date upon which such revisions become effective (which may be at any time). The User shall pay any such revised charges and Appendix A, B, C, D (and/or D1 as appropriate) shall be amended automatically (and a copy sent to the User) to reflect any changes to such Appendices with effect from the date specified in such notice.

          2.3 Subject to the provisions of paragraph 3.2 below if in the reasonable opinion of NGC any development, replacement, renovation, alteration, construction or other work to the NGC Transmission System or termination of a Supplemental Agreement by another User or an alteration to the requirements of the User or any other User means that to ensure that NGC is charging in accordance with the provisions of the Statement pursuant to Condition 10 of the Transmission Licence NGC needs to vary the Connection Charges payable by the User in relation to the Connection Site then NGC shall have the right to vary such charges accordingly upon giving to the User not less than 2 months, prior written notice. Such notice shall be deemed to be a revised Connection Offer and before any such variation becomes effective the provisions of Sub-Clauses 11.3 to 11.4 of the Master Agreement shall apply mutatis mutandis. Following any such variation the provisions of Appendices A and B shall be amended automatically (and a copy sent to the User) to reflect such variation with effect from the date such variation comes into effect.


          3.   Replacement of NGC Assets
               -------------------------

          3.1 Appendix A specified the age of each of the NGC Assets at the Connection Site at the date of this Supplemental Agreement. NGC Connection Charges are calculated on the assumption that NGC Assets will not require replacement until the expiry of the Replacement Period applicable to each NGC Asset concerned and such period has been agreed between NGC and the User.

          3.2 Where in NGC's reasonable opinion an NGC Asset requires replacement before the expiry of its Replacement Period NGC shall, with the prior written approval of the User (except where in NGC's reasonable opinion such replacement is necessary in which case such approval shall not be required but in such case the User shall have the right to Disconnect) have the right to replace the NGC Asset at no additional cost to the User until expiry of its original Replacement Period. Upon expiry of such original Replacement Period NGC shall be entitled to vary the Connection Charges in respect of the replaced NGC Asset so that they are calculated on the basis of the then Net Asset Value of such NGC Assets. NGC shall give the User not less than 2 months, prior written notice of such varied charges which notice shall specify the date upon which such increase or reduction (as the case may be) becomes effective. The User shall pay such varied charges and Appendices A and B shall be amended automatically (and a copy sent to the User) to reflect such revised charges with effect from the date specified in such notice.

          3.3  Upon the expiry of the Replacement Period of any NGC Asset:-

               (a)  (i)     if in NGC's reasonable opinion to enable NGC
                            to comply with its licence and statutory obligations it is necessary to replace such NGC Asset; or

                    (ii)    if such NGC Asset is to be left in service,

                            then NGC shall give written notice of this and that it will, unless within 3 months of the receipt of such notice the User objects in writing to the proposal, replace or retain (as the case may be) such NGC Asset.

               (b)  the User may request that NGC replaces the Asset.

          3.4  Where the User serves a counter notice pursuant to paragraph
               3.3 above then NGC sh.

               (a)  keep the NGC Asset in service; and

               (b) negotiate with the User in good faith with regard to the Connection Charges applicable to such NGC Asset.

               In the event that NGC and the User fail to agree the level of such Connection Charges in accordance with paragraph 3.4(b) above then the User shall pay Connection Charges to NGC in respect of such NGC Asset equal to the Connection Charges payable by the User in respect of the NGC Asset in the last Financial Year of the Replacement Period (the "Deemed Charge") and the matter shall be referred to the Director for determination. If the Director determines that the Connection Charges payable in respect of such NGC Asset should be:-

               (i) less than the Deemed Charge then NGC shall repay to the User the difference between the Deemed Charge and the amount so determined by the Director together with interest at the Base Rate, for the period from when the User started to pay the Deemed Charge until the date of payment;

               (ii) greater than the Deemed Charge then the User shall pay the difference to NGC together with interest at the Base Rate for the period from when the User started to pay the Deemed Charge until the date of payment.

          3.5  Where the Connection Charges are payable in respect of NGC
               Assets:-

               (a)  replaced in accordance with paragraph 3.3 above; or

               (b)  retained in accordance with paragraph 3.3 above

               then NGC shall except in the circumstances in paragraph 3.4(b) give the User not less than 2 months, prior written notice of such varied charges and specify the date upon which such charges become effective. The User shall pay such varied charges and Appendices A and B shall be amended automatically (and a copy sent to the User) to reflect such revised charges with effect from the dates notified to the User by NGC.

               Where NGC is in negotiation with the User in accordance with paragraph 3.4(b) then it shall give notice as is reasonably practicable in the circumstances.


          4.   Termination Amounts
               -------------------

          4.1 The expressions set out below shall have the meanings shown:-

               "Termination Amount"     shall be the sum calculated to be
                                        equal to the aggregate of the
                                        following:-

                                   (a)  in respect of NGC Assets:-

                                        (i)  shown in Appendix A to the
                                             Supplemental Agreement and
                                             which, in NGC's reasonable
                                             opinion, are no longer
                                             required by NGC to enable NGC
                                             to comply with its Licence
                                             Standards, and can therefore
                                             be removed ("Type A Assets"),
                                             (aa) the Net Asset Value of
                                             such NGC Asset as at the end
                                             of the Financial Year in which
                                             termination occurs (on the
                                             assumption that the sums
                                             specified in paragraph 4.1(b)
                                             will be paid), plus (bb) a sum
                                             equal to the reasonable costs
                                             of removing such NGC Assets
                                             and of making good the
                                             remaining Plant and Apparatus
                                             at the Connection Site
                                             following the removal of any
                                             Type A Assets;

                                        (ii) in Appendix A to the
                                             Supplemental Agreement and
                                             which in NGC's reasonable
                                             opinion cannot be removed
                                             ("Type B Assets") as a result
                                             of the termination, a sum
                                             equal to the product of the
                                             Asset Allocation Factor
                                             multiplied by the Net Asset
                                             Value of that NGC Asset as at
                                             the end of the Financial Year
                                             in which termination occurs;
                                             and

                                        (iii)     in relation to NGC Assets

                                             (aa) which NGC has determined
                                                  to replace upon the
                                                  expiry of the relevant
                                                  Replacement Period in
                                                  accordance with paragraph
                                                  3.3; and

                                             (bb) in respect of which no
                                                  counter notice has been
                                                  served by the User
                                                  pursuant to paragraph
                                                  3.3; and

                                             (cc) the User has served in
                                                  accordance with the
                                                  provisions of this
                                                  Supplemental Agreement a
                                                  notice to Disconnect in
                                                  respect of the Connection
                                                  Site at which the NGC
                                                  Assets were located; and

                                             (dd) due to the timing of the
                                                  replacement of such NGC
                                                  Assets, no Connection
                                                  Charges will have become
                                                  payable in respect of
                                                  such NGC Assets by the
                                                  User by the date of
                                                  termination,

                                             the reasonable costs incurred
                                             by NGC in connection with the
                                             installation of such NGC
                                             Assets;

                                   (b)  the Connection Charges and Use of
                                        System Charges for the Financial
                                        Year in which termination occurs.

               "Asset Allocation Factor"     means in respect of each NGC
                                             Asset specified in Appendix A
                                             to this Supplemental Agreement
                                             the figure expressed as a
                                             percentage appearing in the
                                             column headed Allocation and
                                             immediately adjacent to the
                                             description of the NGC Asset
                                             to which it relates.

          4.2 In the event that a Termination Amount specified in paragraph 4.1(a)(i) is paid, in respect of Type A Assets, and subsequently NGC re-uses such NGC Assets in respect of which such payment has been made at the same or another Connection Site then NGC shall pay to the User a sum equal to the lower of:

               (i)  the Termination Amount paid in respect of such NGC
                    Asset; or

               (ii) the Net Asset Value attributed to such NGC Asset for
                    charging purposes upon its
                    re-use,

               less any reasonable costs incurred by NGC in respect of storage. NGC shall use its reasonable endeavours to re-use such NGC Assets.

          4.3 In the event that a Termination Amount specified in paragraph 4.1(a)(ii) above is paid in respect of Type B Assets and these are subsequently re-used then NGC shall pay to the User a sum equal to the lower of:-

               (i)  the Termination Amount paid in respect of such NGC
                    Assets; or

               (ii) the Net Asset Value attributed to such NGC Asset for
                    charging purposes upon its
                    re-use.

          4.4 For the purposes of paragraphs 4.2 and 4.3 re-use shall not occur where any NGC Asset remains connected for the purpose of providing a continuing connection for other Users connected to the NGC Transmission System at the Connection Site at the date of termination. However in the event of any User requiring a continued connection modifying its requirements or another User connecting at the Connection Site and the NGC Assets in respect of which a payment has been made are required for this modification this shall constitute re-use.

          4.5 NGC shall be under no obligation to rebate any of the Termination Amounts described in paragraph 4.1(b) except to the extent that Connection and/or Transmission Network Use of System Charges are subsequently received in respect of NGC Assets in relation to which such Termination Amounts have been paid to NGC during the Financial Year in which termination has occurred.

          4.6 Upon request in writing, and at the cost of the User, NGC shall issue a certificate no more frequently than once each calendar year indicating whether or not such assets have or have not been re-used. If NGC at any time decide that it is not economic to retain any Plant and Apparatus constituting any NGC Asset in respect of which Termination Amounts have been paid it may at its reasonable discretion dispose of the said Plant and Apparatus. Where NGC decides to so dispose of such Plant and Apparatus it shall where the Plant and/or Apparatus is disposed of in a state where it is capable of re-use pay to the User an appropriate proportion of any sale proceeds received in respect thereof.


          5.   Deductions
               ----------

               In respect of any NGC Engineering Charges which have been paid by the User in connection with a Connection Application or under Sub-Clause 2.4 of the Supplemental Agreement Type 2 NGC shall reduce the amount of Connection Charges payable by the User in relation to the respective Connection Site on 1 April in each of the first 3 years (or such other period as may be agreed between NGC and the User) of the payment of such Connection Charges by an amount equal on each occasion to one third of such NGC Engineering Charges.



          Part 2 - Transmission Services Use of System Charges
          ----------------------------------------------------

          Introduction
          ------------

          Under the terms of this Supplemental Agreement the User is liable to pay Transmission Services Use of System Charges. The basis upon which Transmission Services Use of System Charges are levied and the calculation methodology and rules which will be used to quantify those charges are set out in the statement issued by NGC under paragraphs 1 and 2 of Condition 10 to the Transmission Licence.

          1.   Reconciliation
               --------------

          1.1 At any time after the Payment Date NGC may submit to the User, and shall submit to the User at the written request of the User, a Statement (which may form part of an invoice or other document) in respect of any Settlement Day (a "Reconciliation Statement") showing:-

               (a) each Settlement Day in respect of which there has been a change (for any reason) in the value of any parameter originally used in the calculation of the Transmission Services Use of System Charges in respect of such Settlement Day, together with details of the value of the old and new parameter;

               (b) the amount of any reconciliation payments (if any) required to make the Transmission Services Use of System Charges paid in respect of that Settlement Day equal to the payment which would have been payable had the invoice prepared pursuant to Clause 5.4.1 of this Supplemental Agreement been prepared on the basis of the changed parameter;

               (c) whether the reconciliation payment represents an amount owing by NGC to the User or by the User to NGC;

               (d) the amount of interest accruing on such reconciliation payment calculated in accordance with this paragraph
                    1.1 below.

               Interest payable in respect of each reconciliation payment shall accrue from and including the relevant Payment Date up to but excluding the date upon which the amounts specified in the Reconciliation Statement are paid, and shall be at a rate equal to the Base Rate for the time being and from time to time. Interest shall accrue from day to day.

          1.2 Together with the Reconciliation Statement in the case of sums due:-

               (a)  from the User to NGC, NGC shall:-

                    (i) send the User an invoice in relation to any sums shown by the Reconciliation Statement to be due to NGC and interest thereon calculated in accordance with paragraph 1.1; or

                    (ii)    include those sums due in another invoice; and

               (b) from NGC to the User, forthwith following the issue of any Reconciliation Statement, NGC shall:-

                    (i) issue a credit note in relation to any sum shown by the Reconciliation Statement to be due to the User and interest thereon calculated in accordance with paragraph 1.1; or

                    (ii) include those sums due to the User as a credit in an invoice from NGC to the User.

          1.3 The right to submit a Reconciliation Statement and the consequential invoices and/or credit notes shall survive the termination of this Supplemental Agreement and the parties agree that the provisions of this Appendix E Part 2 shall remain in full force and effect and shall continue to bind them after such termination (the version in existence as at the date of termination being the applicable version, in the case of any amendments).


          2.   Reconciliation Payments
               -----------------------

               The User, or as the case may be, NGC, shall pay the amounts set out in the relevant invoice or credit note, either in accordance with the applicable requirements for payment of other sums due under that invoice in the case of sums shown in an invoice also dealing with other payments, or in other cases within 5 Business Days of the date of the Reconciliation Statement.


          3.   Revision of Charges
               -------------------

               On or before 31 October in each Financial Year NGC shall notify the User in writing of the intended basis of calculation to be used by NGC in calculating Transmission Services Use of System Charges for the following Financial Year and shall consult the User concerning the same. On or before 30 November in each Financial Year NGC shall confirm to the User the basis of calculation to be used in calculating those charges for the following Financial Year.

          Part 3
          ------

          1    Transmission Services Use of System Charges Security Cover
               ----------------------------------------------------------

          1.1  Provision of Security Cover
               ---------------------------

               The User shall provide Security Cover from time to time in accordance with the following provisions:-

               1.1.1 the User shall not later than the date of its accession to the Master Agreement or 1st April 1997 (whichever is later) deliver to NGC evidence reasonably satisfactory to it that:-

                    (i)     it presently holds an Approved Credit Rating;
                            or

                    (ii) it has provided and is not in default under the Security Cover referred to in paragraph
                            1.1.2 below;

               1.1.2 if the User does not hold or ceases to hold an Approved Credit Rating it shall, not later than the date of:-

                    (i)     the date of its accession to the Master
                            Agreement;

                    (ii)    the 1st April 1997; or

                    (iii) the date upon which it ceases to have an Approved Credit Rating -

                            (a) deliver to NGC a qualifying Guarantee in such amount as shall be notified by NGC to the User in accordance with paragraph 2, or

                            (b)    deliver to NGC a Letter of Credit
                                   (available for an initial period of not
                                   less than 6 months) in such amount as
                                   shall be notified by NGC to the User in
                                   accordance with paragraph 2; and/or

                            (c)    deliver to NGC cash for credit to the
                                   Escrow Account in such amount as shall
                                   be notified by NGC in accordance with
                                   paragraph 2;

               1.1.3 the provision of security in respect of Transmission Services Use of System Charges by the User in accordance with the terms of:

                            (a)    this Supplemental Agreement shall
                                   relieve it of its obligations to provide such security under the terms of any other Supplemental Agreement to which the User is a party; and

                            (b)    any other Supplemental Agreement to
                                   which the User is a party shall relieve
                                   it of its obligations to provide such
                                   security under the terms of this
                                   Supplemental Agreement,

                    in each case, to the extent of the security provided to NGC pursuant to this Appendix or the same provision under the terms of any other Supplemental Agreement made between NGC and the User;

          1.1.4 the provisions of this Part 3 of Appendix E shall be in addition to any other requirements to provide security in respect of any other sums due under the terms of this Supplemental Agreement.

          1.2  Maintenance of Security Cover
               -----------------------------

               Where the User is required to provide Security Cover in accordance with the terms of paragraph 1.1 it shall at all times thereafter maintain a Security Amount equal to or more than the Security Cover applicable to it. Immediately upon any reduction occurring in the Security Amount provided by the User or any Letter of Credit or Qualifying Guarantee being for any reason drawn down or demanded respectively, the User will procure that new Letters of Credit or Qualifying Guarantees are issued or existing Letters of Credit or Qualifying Guarantees are reinstated (to the satisfaction of NGC) to their full value or cash is placed to the credit of the Escrow Account in an amount required to restore the Security Amount to an amount at least equal to the Security Cover applicable to the User, and in such proportions of Letters of Credit, Qualifying Guarantees and/or cash as the User may determine. Not later than 10 Business Days before any outstanding Letter of Credit and/or Qualifying Guarantee is due to expire, the User shall procure to the satisfaction of NGC that its required Security Amount will be available for a further period of not less than 6 months which may be done in one of the following ways -

               1.2.1 subject to the issuing bank continuing to have an Approved Credit Rating provide NGC with confirmation from the issuing bank that the validity of the Letter of Credit has been extended for a period of not less than 6 months on the same terms and otherwise for such amount as is required by this Part 3; or

               1.2.2 provide NGC with a new Letter of Credit issued by an issuing bank with an Approved Credit Rating for an amount at least equal to the required Security Amount applicable to it (less its balance on the Escrow Account) which Letter of Credit shall be available for a period of not less than 6 months; or

               1.2.3 subject to the entity issuing the Qualifying Guarantee continuing to have an Approved Credit Rating provide NGC with confirmation from the issuing entity that the validity of the Qualifying Guarantee has been extended for a period of not less than 6 months on the same terms and otherwise for such amount as is required by this Part 3; or

               1.2.4 provide NGC with a new Qualifying Guarantee for an amount at least equal to the required Security Amount applicable to it (less its balance on the Escrow Account) which Qualifying Guarantee shall be available for a period of not less than 6 months; or

               1.2.5 procure such transfer to NGC for credit to the Escrow Account of an amount as shall ensure that the credit balance applicable to the User and standing to the credit of the Escrow Account shall be at least equal to the required Security Amount.

          1.3  Failure to supply or maintain Security Cover
               --------------------------------------------

               If the User fails at any time to provide or maintain Security Cover to the satisfaction of NGC in accordance with the provisions of this Part 3, NGC may at any time while such default continues, and if at such time any Letter of Credit and/or Qualifying Guarantee forming part of the Security Cover is due to expire within nine Business Days immediately, and without notice to the User, demand payment of the entire amount of any outstanding Letter of Credit and/or Qualifying Guarantee and shall credit the proceeds of the Letter of Credit and/or Qualifying Guarantee to the Escrow Account.

          1.4  Substitute Letter of Credit or Qualifying Guarantee
               ---------------------------------------------------

               1.4.1 If the bank issuing the User's Letter of Credit ceases to have the credit rating set out in the definition of Letter of Credit in Clause 1.1 of this Supplemental Agreement such User shall forthwith procure the issue of a substitute Letter of Credit by a bank that has such a credit rating or a Qualifying Guarantee or transfer to NGC cash to be credited to the Escrow Account.

               1.4.2 If the entity providing the User's Qualifying Guarantee ceases to have an Approved Credit Rating the User shall forthwith procure a replacement Qualifying Guarantee from an entity with such a credit rating or a Letter of Credit or transfer to NGC cash to be credited to the Escrow Account.

          2.   Credit Monitoring
               -----------------

          2.1  Determination of Security Cover
               -------------------------------

               The amount of Security Cover which the User shall be required to maintain shall be determined from time to time by NGC in accordance with this Part 3 on the basis of the criteria set out in paragraph 2.2 and shall be notified to the User.

          2.2  Criteria for provision of Security Cover
               ----------------------------------------

               If paragraph 1.1.2 applies, the amount of Security Cover required to be provided by the User in respect of this and any other Supplemental Agreement to which the User is a party shall be provided in an amount to be reasonably assessed by NGC as the aggregate amount reasonably anticipated by NGC as being payable by the User pursuant to all Supplemental Agreements to which the User is a party in respect of the Transmission Services Use of System Charges referred to in Part 2 of Appendix D over a 28 day period.

          2.3  Six Monthly Variation
               ---------------------

               In respect of paragraph 2.2 NGC shall calculate the amount for the two six-month periods commencing 1st April and 1st October in each year and shall advise the User accordingly.

          2.4  Review of Security Cover
               ------------------------

               NGC shall keep under review the Security Cover relating to the User and shall promptly advise the User whenever the Security Amount maintained by the User is more or less than the amount required to be maintained pursuant to paragraph 2 of this Part 3.

          2.5  Increase or Decrease of Security Cover
               --------------------------------------

               If, after considering any representations which may be made by the User, NGC reasonably determines that the User's Security Cover should be increased or decreased, it shall so notify the User. If NGC so determines that such Security Cover should be decreased and the User consents then that reduction shall take place. NGC shall consent to an appropriate reduction in the available amount of any outstanding Qualifying Guarantee or Letter of Credit and/or shall repay to the User such part of the deposit held in the Escrow Account for the account of the User (together with all accrued interest on the part to be repaid) sufficient to reduce the User's Security Amount to the level of Security Cover applicable to it. If NGC so determines that the User's Security Cover should be increased, the User shall, within five Business Days of notice as aforesaid, procure an additional or replacement Qualifying Guarantee or Letter of Credit or transfer to NGC cash to be credited to the Escrow Account in an amount sufficient to increase its Security Amount so as to be at least equal to the level of Security Cover applicable to it.



          2.6  Notification in Respect of Security Cover
               -----------------------------------------

               NGC shall notify the User promptly if:

               2.6.1 the User fails to provide, maintain, extend or renew a Qualifying Guarantee or a Letter of Credit which it is required to provide, maintain, extend or renew pursuant to paragraphs 1 or 2;

               2.6.2 NGC shall make a demand under any such Qualifying Guarantee or a call under a Letter of Credit; or

               2.6.3 NGC becomes aware that the User (a) shall cease to have an Approved Credit Rating, or
                            (b) shall be placed on credit watch by the relevant credit rating agency (or becomes subject to an equivalent procedure) which in any case casts doubt on the User retaining an Approved Credit Rating, or (c) shall be in default under the additional or alternative security required to be provided pursuant to this Part 3; or

               2.6.4 NGC becomes aware that any bank that has issued a Letter of Credit which has not expired shall cease to have the credit rating required by this Appendix; or

               2.6.5 NGC becomes aware that any entity providing a Qualifying Guarantee which has not expired shall cease to have an Approved Credit Rating.

               Provided always that the failure by NGC to notify the User pursuant to this paragraph 2.6 shall not relieve the User of its obligations under and in accordance with the terms of this Appendix.

          2.7  Release from Security Cover Obligations
               ---------------------------------------

               Upon the User ceasing to be a party to the Master Agreement and provided that all amounts owed by the User in respect of the Transmission Services Use of System Charges have been duly and finally paid and that it is not otherwise in default in any respect of any Transmission Services Use of System Charges (including interest) payable under the terms of any Supplemental Agreement, the User shall be released from the obligation to maintain Security Cover and NGC shall consent to the revocation of any outstanding Qualifying Guarantee or Letter of Credit and shall repay to the User the balance (including interest credited thereto) standing to the credit of the User on the Escrow Account at that date.


          3.   Payment Default
               ---------------

               If by 1230 hours on any Payment Date, NGC has been notified by the User or it otherwise has reason to believe that the User will not have remitted to it by close of banking business on the Payment Date all or any part ("the amount in default") of any amount which has been notified by NGC to the User as being payable by the User by way of the Transmission Services Use of System Charges on the relevant Payment Date, then NGC shall be entitled to act in accordance with the following provisions (or whichever of them shall apply) in the order in which they appear until NGC is satisfied that the User has discharged its obligations in respect of the Transmission Services Use of System Charges under this Supplemental Agreement and/or any other Supplemental Agreement to which the User is a party which are payable in respect of the relevant Settlement Day.

               (a) NGC may to the extent that the User is entitled to receive payment from NGC pursuant to this Supplemental Agreement and/or any other Supplemental Agreement to which the User is a party (unless it reasonably believes that such set-off shall be unlawful) set off the amount of such entitlement against the amount in default;

               (b) NGC shall be entitled to set off the amount of funds then standing to the credit of the Escrow Account to the extent that it represents Security Cover provided by the User in accordance with paragraph 2.1.2 against the Transmission Services Use of System Charges unpaid by the User and for that purpose NGC shall be entitled to transfer any such amount from the Escrow Account to any other account of NGC at its absolute discretion and shall notify the User accordingly;

               (c) NGC may demand payment under any outstanding Letter of Credit supplied by the User in a sum not exceeding the available amount of all such Lenders of Credit;

               (d) NGC may demand payment under any outstanding Qualifying Guarantee provided for the benefit of the User pursuant to paragraph 1.1.2(a).


          4.   Utilisation of Funds
               --------------------

               In addition to the provisions of paragraph 3 above if NGC serves a notice of default under the terms of Clause 17.6A of a Type 1 Supplemental Agreement and/or notice of termination under Clause 17.7 of a Type 1 Supplemental Agreement (or the equivalent Clauses in a Supplemental Agreement other than a Type 1 Supplemental Agreement) then NGC shall be entitled to demand payment of any of the Transmission Services Use of System Charges which are outstanding whether or not the Payment Date in respect of them shall have passed and:

               (i) make demand under any outstanding Qualifying Guarantee or a call under any outstanding Letter of Credit supplied by the User; and

               (ii) to set off the funds in the Escrow Account to the
                    extent that they represent Security Cover provided by the User against the Transmission Services Use of System Charges unpaid by the User and for that purpose NGC shall be entitled to transfer any such amount from the Escrow Account to any other account of NGC as it shall in its sole discretion think fit.


          5.   User's Right to Withdraw Funds
               ------------------------------

          5.1 If the User is not in default in respect of any amount owed to NGC in respect of the Transmission Services Use of System Charges under the terms of any Supplemental Agreement to which the User is a party:-

               5.1.1 NGC shall transfer to the User quarterly interest credited to the Escrow Account; and

               5.1.2 NGC shall transfer to such User within a reasonable time after such User's written request therefor any amount of cash provided by the User by way of Security Cover which exceeds the amount which such User is required to provide by way of security in accordance with paragraph 1 of this Part 3.


          Part 4
          ------

          Definitions and Interpretations
          -------------------------------

          In this Appendix the following expression shall have the meaning set out below:-

          "Base Rate"       in respect of any day the rate per annum which
                            is equal to the base lending rate of Barclays
                            Bank PLC as at close of business on that day;

          Interpretation
          --------------

          Where this Appendix makes reference to the word "paragraph" then it shall be a reference to a paragraph in this Appendix unless the contrary is stated.

                                     APPENDIX F1
                                     -----------

                          SITE SPECIFIC TECHNICAL CONDITIONS
                          ----------------------------------


          Agreed Ancillary Services
          -------------------------

          [Black Start Capability

          Gas Turbine Unit Fast Start

          Synchronous Compensation

          Pumped Storage Unit Spinning-in-Air

          Pumped Storage

          Pumped Storage Plant Fast Start from Standstill

          Demand Reduction

          Adjustment to Pumped Storage Unit Pumping Programme

          Hot Standby]

                                     APPENDIX F2
                                     -----------

                                      (NOT USED)
                                      ----------

                                     APPENDIX F3
                                     -----------

                          SITE SPECIFIC TECHNICAL CONDITIONS
                          ----------------------------------


          Special Automatic Facilities

          (a) NGC Transmission System to Generating Unit Intertripping schemes.

          (b)  NGC Transmission System to Demand Intertripping schemes.

          (c) NGC Transmission System to Directly Connected Customers Intertripping Schemes.

          (d)  Auto open/close schemes.

          (e) System splitting or islanding schemes which impact on the Users system or plant.

                                     APPENDIX F4
                                     -----------

                          SITE SPECIFIC TECHNICAL CONDITIONS
                          ----------------------------------


          (1)  Control Arrangements
               --------------------

               If the User is a Generator. The User shall install a continuously-acting automatic excitation control system to control the Generating Unit terminal voltage without instability over the entire operating range of the Generating Unit. System requirements for excitation control facilities including power system stabilisers are set out below.

                         [NGC to propose - parties to agree]

          (2)  Control Telephony
               -----------------

               The User shall provide the Control Telephony specified below.

                         [NGC to propose - parties to agree]

          (3)  System Monitoring
               -----------------

               The voltage and current signals for system monitoring purpose to be provided by the User at the sole expense of NGC are set out below.

              [NGC to specify: these will consist only of signals from the User's current transformer and voltage transformer in the manner and from the locations set out here]

          (4)  Operational Metering
               --------------------

               The User shall provide the operation metering set out below.

                         [NGC to propose - parties to agree]

                                     APPENDIX F5
                                     -----------

                          SITE SPECIFIC TECHNICAL CONDITIONS
                          ----------------------------------

                                       METERING
                                       --------

          1.1  Operator
               --------

               Where the Connection Site is a Grid Supply Point, and the User is or will be Registrant in relation to the Energy Metering Equipment required by the Pooling and Settlement Agreement at the Grid Supply Point and/or at the bulk supply point(s) which are related to that Grid Supply Point, NGC shall install and be the Operator of all such Energy Metering Equipment from the Transfer Date until the FMS Date and thereafter:-

               1.1.1 NGC may resign as Operator of such Energy Metering Equipment on giving no less thin 12 months' notice in writing; and

               1.1.2 the User may remove NGC as Operator upon giving no less than 12 months' notice in writing.

               Provided that where the User agrees to become owner of any such Energy Metering Equipment NGC may resign as Operator upon such transfer of ownership and shall agree such terms as shall be reasonably necessary to enable the User to perform its obligations as Operator of such Energy Metering Equipment.

          1.2  Charges
               -------

               NGC shall recover its charges for acting as Operator of any Energy Metering System which is an NGC Asset charged for under this Supplemental Agreement as part of such charges. Where NGC acts as Operator of any other Energy Metering System owned by NGC for which the User is Registrant NGC shall charge and the User shall pay such amount which is reasonable in all the circumstances.

          1.3  Interference
               ------------

               The User shall ensure that its employees, agents and invitees will not interfere with any Energy Metering Equipment in respect of which NGC is Operator or the connections to such Energy Metering Equipment, without the prior written consent of NGC (except to the extent that emergency action has to be taken to protect the health and safety of persons or to prevent serious damage to property proximate to the Energy Metering Equipment or to the extent that such action is authorised under the Master Agreement or any other agreement between NGC and the User).

          1.4  Pulse Data
               ----------

               The User shall have the right to collect and record pulses from the meters comprised in the Energy Metering System(s) at the Connection Site. NGC shall give the User access in accordance with the Interface Agreement to collect and record such pulses and to install and maintain such lines and equipment as may be reasonably necessary therefor.

                                      EXHIBIT 5
                                      ---------


                              DATED                    19
                              ---------------------------






                            THE NATIONAL GRID COMPANY PLC   (1)


                                         and


                               [                     ]      (2)





                              -----------------------------

                              SUPPLEMENTAL AGREEMENT TYPE 5

                              -----------------------------

                  (FOR SECOND TIER SUPPLIERS ACTING IN THAT CAPACITY
                   TAKING ENERGY THROUGH ANY GRID SUPPLY POINT AND THROUGH A DISTRIBUTION SYSTEM OWNED OR OPERATED
                                 BY ANY OTHER PERSON)

                                       CONTENTS
                                       --------

          Clause    Title
          ------    -----

          1         Definitions, Interpretation, Construction
          2         Right to use the NGC Transmission System
          3         User's Customers
          4         Use of System Charges
          5         Charging Rules
          6         Metering
          7         Term
          8         Deenergisation and Disconnection
          9         Notice to Terminate
          10        Master Agreement
          11        Variations
          Appendix A     User's Customers
          Appendix B
          Appendix C     Zone/Registered Capacity/Peak Half-Hours/
                         Estimated Demand
          Appendix D     Use of System Charges/Payment
          Appendix E     Charging Rules
          Appendix F1    Site Specific Technical Conditions - Metering

          THIS SUPPLEMENTAL AGREEMENT is made the    day of            19

          BETWEEN

          (1) THE NATIONAL GRID COMPANY PLC a company registered in England with number 2366977 whose registered office is at National Grid House Sumner Street, London SE1 9JU ("NGC", which expression shall include its successors and/or permitted assigns); and

          (2)  [             ] a company registered in [          ]  with
               number [              ] whose registered office is at [
                     ] (the "User", which expression shall include its
               successors and/or permitted assigns)

          WHEREAS

          (A)  NGC and the User are parties to a Master Connection and Use
               of System Agreement dated [            ] ("Master
               Agreement").

          (B) This Supplemental Agreement is entered into pursuant to the terms of the Master Agreement and shall be read as being governed by them.

          NOW IT IS HEREBY AGREED AS FOLLOWS:

          1.   DEFINITIONS, INTERPRETATION AND CONSTRUCTION
               --------------------------------------------

          1.1  GENERAL
               -------

               Unless the subject matter or context otherwise requires or is inconsistent therewith terms and expressions defined in
               Schedule 2 to the Master Agreement have the same meanings interpretations or constructions in this Supplemental Agreement.

          2.   RIGHT TO USE THE NGC TRANSMISSION SYSTEM
               ----------------------------------------

          2.1 Subject to the other provisions of this Agreement including the provisions of the Grid Code, the User may take supplies of power from the NGC Transmission System.

          2.2 Data of a technical or operational nature collected recorded or otherwise generated pursuant to this Supplemental Agreement shall be deemed data lodged pursuant to the Grid Code to the extent that the Grid Code makes provision therefor.

          2.3 Subject to the provisions of this Agreement and the Grid Code, NGC shall transport a supply of power through the NGC Transmission System to the level forecast by the User from time to time pursuant to Appendices E and C hereof together with such margin as NGC shall in its reasonable opinion consider necessary having due regard to NGC's duties under its Transmission License except to the extent (if any) that NGC is prevented from doing so by transmission constraints or by insufficiency of generation which, in either case, could not have been avoided by the exercise of Good Industry Practice by NGC.

          2.4 Subject to the provisions of the Grid Code NGC shall be entitled to plan and execute outages of parts of the NGC Transmission System or Plant or Apparatus at any time and from time to time.

          3.   USER'S CUSTOMERS
               ----------------

          3.1 The User shall give written notice to NGC of the following details of all exit points from time to time in existence between any Distribution System and the User's Customer:

               (i) the electrical location and nomenclature of the Energy Metering Equipment installed in relation to each such Customer;

               (ii) the identity of the operator of the Distribution System to which such Customers are connected;

              (iii) the Grid Supply Point meeting the Demand (Active Power)
                    of each such Customer;

               (iv) the loss factors applying to the Energy Metering
                    Equipment installed in relation to each such Customer, save where the User's Customer is connected to a Distribution System owned by a PES in which case the PES's published statement of loss factors shall apply.

               Such written notice shall be given to NGC no later than 28 days prior to the commencement or cessation of use of any such exit point. If the Grid Supply Point referred to in
               (iii) changes the User shall notify NGC forthwith after being notified of such change by the PES in question. The information submitted by the User from time to time shall be recorded in Appendix A which shall be deemed automatically amended to reflect the current position from time to time. If NGC's basis of charging changes pursuant to Appendix E paragraph 2.1 at any time NGC shall be entitled to ask for other information it reasonably requires for charging purposes under this Clause 3.

          4.   USE OF SYSTEM CHARGES
               ---------------------

               With effect from the commencement of this Supplemental Agreement the User shall pay to NGC the Use of System Charges set out in Appendix D payable in accordance with the provisions of Appendix E.

          5.   CHARGING RULES
               --------------

               The provisions of the Charging Rules set out in Appendix E to this Supplemental Agreement shall apply.

          6.   METERING
               --------

               The provisions of Appendix F1 shall have effect.

          7.   TERM
               ----

               Subject to the provisions for earlier termination set out herein and in Clause 17 of the Master Agreement, this Supplemental Agreement shall continue until the User ceases to use the NGC Transmission System.

          8.   DEENERGISATION AND DISCONNECTION OF THE USER'S CUSTOMERS
               --------------------------------------------------------

          8.1. Breach by the User:
               ------------------

               If the User shall be in breach of the provisions of this Supplemental Agreement and such breach causes or can reasonably be expected to cause a material adverse effect on the business or condition of NGC or other Users or the NGC Transmission System or Users Systems then NGC may:

               (i) where the breach is capable of remedy, give written notice to the User specifying in reasonable detail the nature of the breach and requiring the User within 28 days after receipt of such notice to remedy the breach or within any longer period agreed between NGC and the User, the agreement of NGC not to be unreasonably withheld or delayed; or

               (ii) where the breach is incapable of remedy, give written notice to the User specifying in reasonable detail the nature of the breach and the reasons why the breach is incapable of remedy and requiring the User within 5 Business Days after receipt of such notice to undertake to NGC not to repeat the breach.

          8.2  De-Energisation
               ---------------
               If:

               (a) the User fails to comply with the terms of any valid notice served on it by NGC in accordance with Sub-Clause 8.1(i) or is in breach of any undertaking given in accordance with Sub-Clause 8.1(ii) and such breach causes or can be reasonably expected to cause a material adverse effect on the business or condition of NGC or other Users or the NGC Transmission System or Users Systems; or

               (b) five Business Days have elapsed since the date of any valid notice served on the User in accordance with Sub-Clause 8.2(ii) and no undertaking is given by the User in accordance with Sub-Clause 9.2(ii);

               NGC may request the owner of the Distribution System to which the User's Customers are connected to De-Energise such Users customers upon the expiry of at least 48 hours prior written notice to the User provided that at the time of expiry of such notice the breach concerned remains unremedied and that neither the User nor NGC has referred the matter to the Dispute Resolution Procedure. In such event NGC may request the owner of the Distribution System to which the User's Customers are connected to De-Energise such User's Customers forthwith following completion of the Dispute Resolution Procedure and final determination of the dispute in NGC's favour.

          8.3  NGC Transmission License
               ------------------------

               If a breach of the nature referred to in Sub-Clause 8.1 continues to the extent that it places or seriously threatens to place in the immediate future NGC in breach of the NGC Transmission License, NGC may request the owner of the Distribution System to which the User's Customers are connected to De-Energise such User's Customers upon the expiry of at least 12 hours prior written notice to the User, provided that at the time of expiry of such notice the breach concerned remains unremedied.

          8.4  Re-Energisation Disputes
               ------------------------

               If, following any De-Energisation pursuant to this Clause 8, a User applies to NGC for NGC to issue instructions that the User's Customers be Re-Energised and is refused or is offered terms which the User does not accept, this shall be recognized as a dispute over the terms for use of system which the User may refer to the Director for determination under the NGC Transmission License. If the User accepts any terms offered by NGC or settled by the Director pursuant to any such reference, NGC shall request the owner of the Distribution System to which the User's Customers are connected to Re-Energise the User's Customers forthwith after any request from the User for NGC to do so.

          8.5  Event of Default
               ----------------

               If the breach which led to any De-Energisation pursuant to this Clause 8 remains unremedied at the expiry of at least 6 months after the date of such De-Energisation, NGC may declare by notice in writing to the User that such breach has become an event of default provided that:

               (a) all disputes arising out of the subject-matter to this Clause 8 which are referred to the Dispute Resolution Procedure have then been finally determined in favour of NGC; and

               (b)  any reference to the Director pursuant to Sub-Clause
                    8.4 has then been finally determined in favour of NGC or any terms settled by the Director pursuant to such application have not been accepted by the User.

          8.6  Disconnection
               -------------

               Once NGC has given a valid notice of an event of default pursuant to Sub-Clause 8.5 NGC may give notice of termination to that User whereupon this Supplemental Agreement shall terminate and:

               (i) NGC shall request the owner of the Distribution System to which that User's Customers are connected to disconnect such Customers; and

               (ii) the User shall be obliged to pay to NGC forthwith the
                    Use of System Charges due hereunder up to the end of the Financial Year in which Termination occurs.

          9.   NOTICE TO TERMINATE
               -------------------

          9.1 The User may terminate the Supplemental Agreement upon giving to NGC not less than 28 days written notice of termination.

          9.2  If notice to terminate is given by the User under Sub-Clause
               9.1 this Supplemental Agreement shall terminate upon the expiry of the notice period. Immediately prior thereto the User shall pay NGC all Use of System Charges payable by the User under this Supplemental Agreement in respect of the Financial Year in which termination takes place.
               This provision shall survive the termination of this Supplemental Agreement.

          10.  MASTER AGREEMENT
               ----------------

               The provisions of Clauses 18 to 24 and 26 to 30 inclusive of the Master Agreement shall apply to this Supplemental Agreement as if set out in full herein.

          11.  VARIATIONS
               ----------

               No variation to this Supplemental Agreement shall be effective unless made in writing and signed by or on behalf of both NGC and the User. NGC and the User shall effect any amendment required to be made to this Supplemental Agreement by the Director as a result of a change in the Transmission License or an order made pursuant to the Act or as a result of settling any of the terms hereof and the User hereby authorises and instructs NGC to make any such amendment on its behalf and undertakes not to withdraw, qualify or revoke such authority or instruction at any time.

          IN WITNESS WHEREOF the hands of the duly authorised representatives of the parties hereto at the date first above written

          THE NATIONAL GRID COMPANY PLC )
          By                            )



          [the USER]                    )
          By                            )

                                      APPENDIX A
                                      ----------







                                 CUSTOMER INFORMATION




                                Customer - exit point
                                ---------------------


          1.   Location and nomenclature of Energy Metering Equipment

          2.   Distribution System operator

          3.   Grid Supply Point meeting Demand

          4.   Loss factor

                                      APPENDIX B
                                      ----------

                                      (NOT USED)
                                      ----------

                                      APPENDIX C
                                      ----------

              ZONE/REGISTERED CAPACITY/PEAK HALF-HOURS/ESTIMATED DEMAND
              ----------------------------------------------------------

          COMPANY:

          GRID SUPPLY POINT/

          CONNECTION SITE:

          ELECTRICAL LOCATION OF ENERGY METERING

          EQUIPMENT MEASURING STATION DEMAND:

          ZONE:


          a.   GENERATION:


               SET TYPE/FUEL                      REGISTERED CAPACITY MW

          b. In the Financial Year 1st April, 1990 to 31st March, 1991 NGC's Demand related Use of System charges shall be calculated by reference to the Demand attributable to the User at the Grid Supply Point identified above in relation to the 3 half-hours of peak Demand (Active Power) occurring on the 3 days of peak Demand (Active Power) which occur in the period from 1st November, 1990 to 28th February, 1991 and are at least 10 days apart.

          c. In the Financial Year 1st April, 1990 to 31st March, 1991 NGC's generation related Use of System Charges shall be calculated by reference to the highest Registered Capacity during such Financial Year and the Energy produced.

          d.   ESTIMATED DEMAND for the period between 1 April, 1990 and
               ----------------
               31st March, 1991 and thereafter as notified in accordance with the Charging Rules.

                      MW
          ------------

                                      APPENDIX D
                                      ----------

                            USE OF SYSTEM CHARGES/PAYMENT
                            -----------------------------

          COMPANY:

          LOCATION:

          1)   TYPE OF CHARGE:          SYSTEM SERVICE

                    Demand Related

                    pound sterling................... in respect of the
                    period from 1st April, 1990 to 31st March, 1991 payable in 12 equal monthly installments subject to adjustment in accordance with the Charging Rules.
                    Note:     based upon a charge of pound sterling.......
                    per KW and ........... KW of Estimated Demand as set
                    out in Appendix C.

          2)   TYPE OF CHARGE:          INFRASTRUCTURE

               A    Demand Related

                    pound sterling................... in respect of the
                    period from 1st April, 1990 to 31st March, 1991 payable in 12 equal monthly installments subject to adjustment in accordance with the Charging Rules.
                    Note:     based upon a charge of pound sterling.......
                    per KW and ...... KW of Estimated Demand as set out in
                    Appendix C.

               B.   Capacity Related

                    pound sterling................... in respect of the
                    period from 1st April, 1991 to 31st March, 1991 payable in 12 equal monthly installments subject to adjustment in accordance with the Charging Rules based upon a charge of pound sterling...... per KW Registered
                    Capacity and .... KW being the Registered Capacity as
                    set out in Appendix C.

               C.   Energy Related

                    pound sterling................... per KWh in respect of
                    each KWh of Energy entering the Total System in the period from 31st March, 1990 to 31st March, 1991 payable as described in Clause 14 of the Master Agreement.

               Payment shall be made in accordance with Clause 14 of the Master Agreement.

                                      APPENDIX E
                                      ----------

                                    CHARGING RULES
                                    --------------

          Part 1 - Transmission Network Use of System Charges and
          -------------------------------------------------------
          Connection Charges
          ------------------

          Introduction
          ------------

          Under the terms of this Supplemental Agreement the User is liable to pat Transmission Network Use of System Charges based upon the Registered Capacity of Generating Units passing Active Power on to and/or the Demand taken from the NGC Transmission System and Connection Charges. The basis upon which Transmission Network Use of System Charges and Connection Charges are levied according to a User's particular circumstances are set out in the statement issued by NGC under paragraphs 1, 2 and 3 of Condition 10 to the Transmission License.

          1.1  Data Requirements
               -----------------

               1.1.1 On or before a date not later than 10 Business Days after the confirmation of the basis of calculation of charges pursuant to paragraph 2.1 in each Financial Year the User shall supply NGC with such data as NGC may from time to time reasonably request pursuant to paragraph 2.1 to enable NGC to calculate the Connection Charges and/or Transmission Network Use of System Charges due from the User to NGC or from NGC to the User (as the case may be) in respect of the Connection Site including the data specified in Appendix C.

               1.1.2 On or before a date not later than 10 Business Days after the confirmation of the basis of calculation of charges pursuant to paragraph 2.1 in each Financial Year, Users:

                         (a) who are owners or operators of a User System shall provide to NGC a forecast for the following Financial Year of the Natural Demand attributable to each Grid Supply Point equal to the forecasts of Natural Demand under both Annual Average Cold Spell (ACS) Conditions and a forecast of the average
                              metered   attributable to such Grid Supply
                              Point (or such other forecast as may be
                              notified by NGC to the User pursuant to
                              paragraph 2.1) for each of a number of peak half-hours as notified by NGC to the User under paragraph 2.1;

                         (b) who are Suppliers shall provide to NGC a forecast for the following Financial Year of its metered Demand attributable to each Transmission Network Use of System Demand Zone equal to the average of the forecasts of Demand attributable to such Transmission Network Use of System Demand Zone (or such other forecast as may be notified by NGC to the User pursuant to paragraph 2.1) for each of a number of peak half-hours notified by NGC to the User under paragraph 2.1;

                         (c) who are Generators shall provide to NGC a forecast for the following Financial Year of:

                              (i)  the metered Station Demand (Active
                                   Power) attributable to the Power Station for the Generating Units comprised therein equal to the average of the forecasts of such Station Demand (Active Power) (or such other forecast as may be notified by NGC to the User pursuant to paragraph 2.1) attributable to the sum of the Generating Units for each of a number of peak half-hours as notified by NGC to the User under paragraph 2.1;

                              (ii) the highest Registered Capacity to be
                                   declared pursuant to the terms of the
                                   Pooling and Settlement Agreement of each Generating Unit comprised within a Power Station for the period as notified by NGC to the User under paragraph 2.1;

                         (d) who are Generators and whose Equipment is comprised within a Trading Site (as such term is defined in the Pooling and Settlement Agreement) shall supply to NGC a forecast for the following Financial Year of:

                              (i) the highest Registered Capacity declared pursuant to the terms of the Pooling and Settlement Agreement of each Generating Unit comprised within a Power Station which forms part of such Trading Site; and

                              (ii) the average Demand within the Trading
                                   Site (other than Station Demand) to be
                                   supplied by the Power Station in (i)
                                   above for each of the number of peak
                                   half-hours notified by the User to NGC
                                   pursuant to paragraph 2.1;

                             (iii) the Station Demand for the Power Station
                                   within the Trading Site determined in
                                   accordance with paragraph 1.1.2(c)(i);

                         for the period as notified by NGC to the User under paragraph 2.1 and NGC shall use such forecasts as the basis of Transmission Network Use of System Charges for such Financial Year.

               1.1.3     Variation of Charges by NGC during the Financial
                         ------------------------------------------------
                         Year
                         ----

                         The User shall notify NGC of any revision to the forecast Demand submitted by the User under paragraph 1.1 of this Appendix E at least quarterly or at such other intervals as may be agreed between NGC and the User from time to time. NGC shall revise the Transmission Network Use of System Charges payable by the User to take account of any such revised forecast provided in accordance with this paragraph 1.1.3. NGC shall commence charging the varied Transmission Network Use of System Charges from the first day of the month following the month in which such revised forecast was received provided always that such forecast is provided before 15th day of such month.

          1.2  Reconciliation Statements
               -------------------------

               Initial Reconciliation Statements
               ---------------------------------

               1.2.1 On or before 1 March in each Financial Year NGC shall promptly calculate on the basis set out in the statement published by NGC in accordance with License Condition 10 of the Transmission License the Demand related or Generation related Transmission Network Use of System Charges (as the case may be) that would have been payable by the User during each month during that Financial Year if those charges had been calculated on the basis of the actual Demand data or the User's highest declared Registered Capacity recorded during the Financial Year in respect of the forecasts which had previously been provided by the User in accordance with paragraph 1.1 (the "Actual Amount"). NGC shall then compare the Actual Amount with the amount of Demand related or Generation related Transmission Network Use of System Charges (as the case may be) paid during each month during that Financial Year by the User (the "Notional Amount").

               1.2.2 As soon as reasonably practicable and in any event by 1st March in each Financial Year NGC shall then prepare an initial reconciliation statement and send it to the User. Such statement shall specify the Actual Amount and the Notional Amount for each month during the relevant Financial Year and in reasonable detail, the information from which such amounts were derived and the manner in which they were calculated.

               1.2.3 Together with the initial reconciliation statement NGC shall issue a credit note in relation to any sum shown by the reconciliation statement to be due to the User or an invoice in respect of sums due to NGC and in each case interest thereon calculated pursuant to paragraph 1.2.5 below.

               1.2.4     Invoices issued under paragraph 1.2.3 above and
                         1.2.5 below shall be payable on or before 31st March in the Financial Year to which they relate.

               1.2.5     In respect of the Financial Year:

                         (a)  the User shall, following receipt of an
                              appropriate invoice, pay to NGC an amount equal to the amount (if any) by which the aggregate Actual Amount exceeds the aggregate Notional Amount; and

                         (b) NGC shall issue the User with a credit note for an amount equal to the amount (if any) by which the aggregate Notional Amount exceeds the aggregate Actual Amount.

                         Interest shall be payable by the paying Party to the other on such amounts from the date or payment applicable to the month concerned until the date of actual payment of such amounts and such interest shall be calculated on a daily basis at a rate equal to the Base Rate during such period.


               Final Reconciliation Statements
               -------------------------------

               1.2.6     (a)  NGC shall as soon as reasonably practicable
                              after the end of each Financial Year issue a further reconciliation statement in respect of Transmission Network Use of System Charges payable in respect of each month of that Financial Year showing:

                              (i)  any change in the Transmission Network
                                   Use of System Charges from those
                                   specified in the initial reconciliation
                                   statement provided in accordance with
                                   paragraph 1.2.1 above;

                              (ii) whether the change represents a
                                   reconciliation payment owing by NGC to a User or by a User to NGC;

                             (iii) the amount of interest determined in
                                   accordance with 1.1.5 above;

                              (iv) the information from which the amounts
                                   in (i) above are derived and the manner
                                   of their calculation.

                         (b) The provisions of paragraphs 1.2.3 and 1.2.5 shall apply mutatis mutandis to sums specified in the Final Reconciliation Statement.

          2.   Revision of Charges
               -------------------

          2.1 To the extent permitted by the Transmission License and this Agreement NGC may revise its Connection Charges and Transmission Network Use of System Charges or the basis of their calculation including issuing revisions to Appendices A, B, C and D (or D1 if appropriate) hereto. On or before 31st October in each Financial Year NGC shall notify the User in writing of the intended basis of calculation to be used by NGC in the following Financial Year together with time periods over which the data required to be provided pursuant to paragraph 1 of this Appendix E is required and shall consult with the User concerning the same. On or before 30th November in each Financial Year NGC shall confirm to the User the basis of calculation to be used in the following Financial Year.

          2.2 NGC shall give the User not less than 2 months prior written notice of any revised charges, including revisions to Appendices A, B, C and D (or D1 if appropriate) hereto, which notice shall specify the date upon which such revisions become effective (which may be at any time). The User shall pay any such revised charges and Appendix A, B, C, D (and/or D1 as appropriate) shall be amended automatically (and a copy sent to the User) to reflect any changes to such Appendices with effect from the date specified in such notice.

          2.3 Subject to the provisions of paragraph 3.2 below if in the reasonable opinion of NGC any development, replacement, renovation, alteration, construction or other work to the NGC Transmission System or termination of a Supplemental Agreement by another User or an alteration to the requirements of the User or any other User means that to ensure that NGC is charging in accordance with the provisions of the Statement pursuant to Condition 10 of the Transmission License NGC needs to vary the Connection Charges payable by the User in relation to the Connection Site then NGC shall have the right to vary such charges accordingly upon giving to the User not less than 2 month prior written notice. Such notice shall be deemed to be a revised Connection Offer and before any such variation becomes effective the provisions of Sub-Clauses 11.3 to 11.4 of the Master Agreement shall apply mutatis mutandis. Following any such variation the provisions of Appendices A and B shall be amended automatically (and a copy sent to the User) to reflect such variation with effect from the date such variation comes into effect.

          3.   Replacement of NGC Assets
               -------------------------

          3.1 Appendix A specifies the age of each of the NGC Assets at the Connection Site at the date of this Supplemental Agreement. NGC Connection Charges are calculated on the assumption that NGC Assets will not require replacement until the expiry of the Replacement Period applicable to each NGC Asset concerned and such period has been agreed between NGC and the User.

          3.2 Where in NGC's reasonable opinion an NGC Asset requires replacement before the expiry of its Replacement Period NGC shall, with the prior written approval of the User (except where NGC's reasonable opinion such replacement is necessary in which case such approval shall not be required but in such case the User shall have the right to Disconnect) have the right to replace the NGC Asset at no additional cost to the User until expiry of its original Replacement Period. Upon expiry of such original Replacement Period NGC shall be entitled to vary the Connection Charges in respect of the replaced NGC Asset so that they are calculated on the basis of the then Net Asset Value of such NGC Assets. NGC shall give the User not less than 2 months prior written notice of such varied charges which notice shall specify the date upon which such increase or reduction (as the case may be) becomes effective. The User shall pay such varied charges and Appendices A and B shall be amended automatically (and a copy sent to the User) to reflect such revised charges with effect from the date specified in such notice.

          3.3  Upon the expiry of the Replacement Period of any NGC Asset:

               (a)  (i)  if in NGC's reasonable opinion to enable NGC to
                         comply with its license and statutory obligations it is necessary to replace such NGC Asset; or

                    (ii) if such NGC Asset is to be left in service

                         then NGC shall give written notice of this and that it will, unless within 3 months of the receipt of such notice the User objects in writing to the proposal, replace or retain 4 (as the case may be) such NGC Asset,

               (b)  the User may request that NGC replaces the Asset.

          3.4  Where the User serves a counter notice pursuant to paragraph
               3.3 above then NGC shall:

               (a)  keep the NGC Asset in service; and

               (b) negotiate with the User in good faith with regard to the Connection Charges applicable to such NGC Asset.

                    In the event that NGC and the User fail to agree the level of such Connection Charges in accordance with paragraph 3.4(b) above then the User shall pay Connection Charges to NGC in respect of such NGC Asset equal to the Connection Charges payable by the User in respect of the NGC Asset in the last Financial Year of the Replacement Period (the "Deemed Charge") and the matter shall be referred to the Director for determination. If the Director determines that the Connection Charges payable in respect of such NGC Asset should be:

                    (i) less than the Deemed Charge then NGC shall repay to the User the difference between the Deemed Charge and the amount so determined by the Director together with interest at the Base Rate, for the period from when the User started to pay the Deemed Charge until the date of payment;

                    (ii) greater than the Deemed Charge then the User shall
                         pay the difference to NGC together with interest at the Base Rate for the period from when the User started to pay the Deemed Charge until the date of payment.

          3.5  Where the Connection Charges are payable in respect of NGC
               Assets:

               (a)  replaced in accordance with paragraph 3.3 above; or

               (b)  retained in accordance with paragraph 3.3 above; then

               NGC shall except in the circumstances in paragraph 3.4(b) give the User not less than 2 months prior written notice of such varied charges and specify the date upon which such charges become effective. The User shall pay such varied charges and Appendices A and B shall be amended automatically (and a copy sent to the User) to reflect such revised charges with effect from the dates notified to the User by NGC. Where NGC is in negotiation with the User in accordance with paragraph 3.4(b) then it shall give such notice as is reasonably practicable in the circumstances.

          4.   Termination Amounts
               -------------------

          4.1  The expressions set out below shall have the meanings shown:

               "Termination Amount"     shall be the sum calculated to be
                                        equal to the aggregate of the
                                        following:

                                        (a)  in respect of NGC Assets:

                                             (i)  shown in Appendix A to
                                                  the Supplemental
                                                  Agreement and which in
                                                  NGC's reasonable opinion
                                                  are no longer required by
                                                  NGC to enable NGC to
                                                  comply with its License
                                                  Standards, and can
                                                  therefore be removed
                                                  ("Type A Assets"): (aa)
                                                  the Net Asset Value of
                                                  such NGC Asset as at the
                                                  end of the Financial Year
                                                  in which termination
                                                  occurs (on the assumption
                                                  that the sums specified
                                                  in paragraph 4.1(b) will
                                                  be paid), plus (bb) a sum
                                                  equal to the reasonable
                                                  costs of removing such
                                                  NGC Assets and of making
                                                  good the remaining Plant
                                                  and Apparatus at the
                                                  Connection Site following
                                                  the removal of any Type A
                                                  Assets;

                                             (ii) in Appendix A to the
                                                  Supplemental Agreement
                                                  and which in NGC's
                                                  reasonable opinion cannot
                                                  be removed ("Type B
                                                  Assets") as a result of
                                                  the termination, a sum
                                                  equal to the product of
                                                  the Asset Allocation
                                                  Factor multiplied by the
                                                  Net Asset Value of that
                                                  NGC Asset as at the end
                                                  of the Financial Year in
                                                  which termination occurs;
                                                  and

                                            (iii) in relation to NGC Assets

                                                  (aa) which NGC has
                                                       determined to
                                                       replace upon the
                                                       expiry of the
                                                       relevant Replacement
                                                       Period in accordance
                                                       with paragraph 3.3;
                                                       and

                                                  (bb) in respect of which
                                                       no counter notice
                                                       has been served by
                                                       the User pursuant to
                                                       paragraph 3.3; and

                                                  (cc) the User has served
                                                       in accordance with
                                                       the provisions of
                                                       this Supplemental
                                                       Agreement a notice
                                                       to Disconnect in
                                                       respect of the
                                                       Connection Site at
                                                       which the NGC Assets
                                                       were located; and

                                                  (dd) due to the timing of
                                                       the replacement of
                                                       such NGC Assets, no
                                                       Connection Charges
                                                       will have become
                                                       payable in respect
                                                       of such NGC Assets
                                                       by the User by the
                                                       date of termination;

                                                  the reasonable costs
                                                  incurred by NGC in
                                                  connection with the
                                                  installation of such NGC
                                                  Assets;

                                        (b)  the Connection Charges and Use
                                             of System Charges for the
                                             Financial Year in which
                                             termination occurs.

               "Asset Allocation Factor"     means in respect of each NGC
                                             Asset specified in Appendix A
                                             to this Supplemental Agreement
                                             the figure expressed as a
                                             percentage appearing in the
                                             column headed Allocation and
                                             immediately adjacent to the
                                             description of the NGC Asset
                                             to which it relates.

          4.2 In the event that a Termination Amount specified in paragraph 4.1(a)(i) is paid, in respect of Type A Assets, and subsequently NGC re-uses such NGC Assets in respect of which such payment has been made at the same or another Connection Site then NGC shall pay to the User a sum equal to the lower of:

               (i)  the Termination Amount paid in respect of such NGC
                    Asset; or

               (ii) the Net Asset Value attributed to such NGC Asset for
                    charging purposes upon its re-use;

                    less any reasonable costs incurred by NGC in respect of storage. NGC shall use its reasonable endeavors to re-use such NGC Assets.

          4.3 In the event that a Termination Amount specified in paragraph 4.1(a)(ii) above is paid in respect of Type B Assets and these are subsequently re-used then NGC shall pay to the User a sum equal to the lower of:

               (i)  the Termination Amount paid in respect of such NGC
                    Assets; or

               (ii) the Net Asset Value attributed to such NGC Asset for
                    charging purposes upon its re-use.

          4.4 For the purposes of paragraphs 4.2 and 4.3 re-use shall not occur where any NGC Asset remains connected for the purpose of providing a continuing connection for other Users connected to the NGC Transmission System at the Connection Site at the date of termination. However in the event of any User requiring a continued connection modifying its requirements or another User connecting at the Connection Site and the NGC Assets in respect of which a payment has been made are required for this modification this shall constitute re-use.

          4.5 NGC shall be under no obligation to rebate any of the Termination Amounts described in paragraph 4.1(b) except to the extent that Connection and/or Transmission Network Use of System Charges are subsequently received in respect of NGC Assets in relation to which such Termination Amounts have been paid to NGC during the Financial Year in which termination has occurred.

          4.6 Upon request in writing, and at the cost of the User, NGC shall issue a certificate no more frequently than once each calendar year indicating whether or not such assets have or have not been re-used. If NGC at any time decide that it is not economic to retain any Plant and Apparatus constituting any NGC Asset in respect of which Termination Amounts have been paid it may at its reasonable discretion dispose of the said Plant and Apparatus. Where NGC decides to so dispose of such Plant and Apparatus it shall where the Plant and/or Apparatus is disposed of in a state where it is capable of re-use pay to the User an appropriate proportion of any sale proceeds received in respect thereof.

          5.   Deductions
               ----------

               In respect of any NGC Engineering Charges which have been paid by the User in connection with a Connection Application or under Sub-Clause 2.4 of the Supplemental Agreement Type 2 NGC shall reduce the amount of Connection Charges payable by the User in relation to the respective Connection Site on 1 April in each of the first 3 years (or such other period as may be agreed between NGC and the User) of the payment of such Connection Charges by an amount equal on each occasion to one third of such NGC Engineering Charges.

          Part 2 - Transmission Services Use of System Charges
          ----------------------------------------------------

          Introduction
          ------------

          Under the terms of this Supplemental Agreement the User is liable to pay Transmission Services Use of System Charges. The basis upon which Transmission Services Use of System Charges are levied and the calculation methodology and rules which will be used to quantify those charges are set out in the statement issued by NGC under paragraphs 1 and 2 of Condition 10 to the Transmission License.

          1.   Reconciliation
               --------------

          1.1 At any time after the Payment Date NGC may submit to the User, and shall submit to the User at the written request of the User, a Statement (which may form part of an invoice or other document) in respect of any Settlement Day (a "Reconciliation Statement") showing:

               (a) each Settlement Day in respect of which there has been a change (for any reason) in the value of any parameter originally used in the calculation of the Transmission Services Use of System Charges in respect of such Settlement Day, together with details of the value of the old and new parameter;

               (b) the amount of any reconciliation payments (if any) required to make the Transmission Services Use of System Charges paid in respect of that Settlement Day equal to the payment which would have been payable had the invoice prepared pursuant to Clause 5.4.1 of this Supplemental Agreement been prepared on the basis of the changed parameter;

               (c) whether the reconciliation payment represents an amount owing by NGC to the User or by the User to NGC;

               (d) the amount of interest accruing on such reconciliation payment calculated in accordance with this paragraph
                    1.1 below.

               Interest payable in respect of each reconciliation payment shall accrue from and including the relevant Payment Date up to but excluding the date upon which the amounts specified in the Reconciliation Statement are paid, and shall be at a rate equal to the Base Rate for the time being and from time to time. Interest shall accrue from day to day.

               Together with the Reconciliation Statement in the case of sums due:

               (a)  from the User to NGC, NGC shall:

                    (i) send the User an invoice in relation to any sums shown by the Reconciliation Statement to be due to NGC and interest thereon calculated in accordance with paragraph 1.1; or

                    (ii) include those sums due in another invoice; and

               (b) from NGC to the User, forthwith following the issue of any Reconciliation Statement, NGC shall:

                    (i) issue a credit note in relation to any sum shown by the Reconciliation Statement to be due to the User and interest thereon calculated in accordance with paragraph 1.1, or

                    (ii) include those sums due to the User as a credit in
                         an invoice from NGC to the User.

          1.3 The right to submit a Reconciliation Statement and the consequential invoices and/or credit notes shall survive the termination of this Supplemental Agreement and the parties agree that the provisions of ties Appendix E Part 2 shall remain in full force and effect and shall continue to bind them after such termination (the version in existence as at the date of termination being the applicable version, in the case of any amendments).

          2.   Reconciliation Payments
               -----------------------

               The User, or as the case may be, NGC, shall pay the amounts set out in the relevant invoice or credit note, either in accordance with the applicable requirements for payment of other sums due under that invoice in the case of sums shown in an invoice also dealing with other payments, or in other cases within 5 Business Days of the date of the Reconciliation Statement.

          3.   Revision of Charges
               -------------------

               On or before 31 October in each Financial Year NGC shall notify the User in writing of the intended basis of calculation to be used by NGC in calculating Transmission Services Use of System Charges for the following Financial Year and shall consult the User concerning the same. On or before 30 November in each Financial Year NGC shall confirm to the User the basis of calculation to be used in calculating those charges for the following Financial Year.


          Part 3
          ------

          1.   Transmission Services Use of System Charges Security
               ----------------------------------------------------
               Cover
               -----

          1.1  Provision of Security Cover
               ---------------------------

               The User shall provide Security Cover from tune to time in accordance with the following provisions:

               1.1.1 the User shall not later than the date of its accession to the Master Agreement or 1st April, 1997 (whichever is later) deliver to NGC evidence reasonably satisfactory to it that:

                         (i)  it presently holds an Approved Credit Rating;
                              or

                         (ii) it has provided and is not in default under
                              the Security Cover referred to in paragraph
                              1.1.2 below;

               1.1.2 if the User does not hold or ceases to hold an Approved Credit Rating it shall not later than the date of:

                         (i)  the date of its accession to the Master
                              Agreement;

                         (ii) the 1st April, 1997; or

                       (iii) the date upon which it ceases to have an Approved Credit Rating:

                              (a) deliver to NGC a Qualifying Guarantee in such amount as shall be notified by NGC to the User in accordance with paragraph 2; or

                              (b)  deliver to NGC a Letter of Credit
                                   (available for an initial period of not
                                   less than 6 months) in such amount as
                                   shall be notified by NGC to the User in
                                   accordance with paragraph 2; and/or

                              (c)  deliver to NGC cash for credit to the
                                   Escrow Account in such amount as shall
                                   be notified by NGC in accordance with
                                   paragraph 2.

               1.1.3     The provision of security in respect of
                         Transmission Services Use of System Charges by the User in accordance with the terms of:

                         (a) this Supplemental Agreement shall relieve it of its obligations to provide such security under the terms of any other Supplemental Agreement to which the User is a party; and

                         (b) any other Supplemental Agreement to which the User is a party shall relieve it of its obligations to provide such security under the terms of this Supplemental Agreement;

                         in each case, to the extent of the security provided to NGC pursuant to this Appendix or the same provision under the terms of any other Supplemental Agreement made between NGC and the User.

               1.1.4 The provisions of this Part 3 of Appendix E shall be in addition to any other requirements to provide security in respect of any other sums due under the terms of this Supplemental Agreement.

          1.2  Maintenance of Security Cover
               -----------------------------

               Where the User is required to provide Security Cover in accordance with the terms of paragraph 1.1 it shall at all times thereafter maintain a Security Amount equal to or more than the Security Cover applicable to it. Immediately upon any reduction occurring in the Security Amount provided by the User or any Letter of Credit or Qualifying Guarantee being for any reason drawn down or demanded respectively, the User will procure that new Letters of Credit or Qualifying Guarantees are issued or existing Letters of Credit or Qualifying Guarantees are reinstated (to the satisfaction of NGC) to their full value or cash is placed to the credit of the Escrow Account in an amount required to restore the Security Amount to an amount at least equal to the Security Cover applicable to the User, and in such proportions of Letters of Credit, Qualifying Guarantees and/or cash as the User may determine. Not later than 10 Business Days before any outstanding Letter of Credit and/or Qualifying Guarantee is due to expire, the User shall procure to the satisfaction of NGC that its required Security Amount will be available for a further period of not less than 6 months which may be done in one of the following ways:

               1.2.1 subject to the issuing bank continuing to have an Approved Credit Rating provide NGC with confirmation from the issuing bank that the validity of the Letter of Credit has been extended for a period of not less than 6 months on the same terms and otherwise for such amount as is required by this Part 3; or

               1.2.2 provide NGC with a new Letter of Credit issued by an issuing bank with an Approved Credit Rating for an amount at least equal to the required Security Amount applicable to it (less its balance on the Escrow Account) which Letter of Credit shall be available for a period of not less than 6 months; or

               1.2.3 subject to the entity issuing the Qualifying Guarantee continuing to have an Approved Credit Rating provide NGC with confirmation from the issuing entity that the validity of the Guarantee has been extended for a period of not less than 6 months on the same terms and otherwise for such amount as is required by this Part 3; or

               1.2.4 provide NGC with a new Qualifying Guarantee for an amount at least equal to the required Security Amount applicable to it (less its balance on the Escrow Account) which Qualifying Guarantee shall be available for a period of not less than 6 months; or

               1.2.5 procure such transfer to NGC for credit to the Escrow Account of an amount as shall ensure that the credit balance applicable to the User and standing to the credit of the Escrow Account shall be at least equal to the required Security Amount.

          1.3  Failure to supply or maintain Security Cover
               --------------------------------------------

               If the User fails at any time to provide or maintain Security Cover to the satisfaction of NGC in accordance with the provisions of this Part 3, NGC may at any time while such default continues and if at such time any Letter of Credit and/or Qualifying Guarantee forming part of the Security Cover is due to expire within nine Business Days immediately, and without notice to the User, demand payment of the entire amount of any outstanding Letter of Credit and/or Qualifying Guarantee and shall credit the proceeds of the Letter of Credit and/or Qualifying Guarantee to the Escrow Account.

          1.4  Substitute Letter of Credit or Qualifying Guarantee
               ---------------------------------------------------

               1.4.1 If the bank issuing the User's Letter of Credit ceases to have the credit rating set out in the definition of Letter of Credit in Clause 1.1 of this Supplemental Agreement such User shall forthwith procure the issue of a substitute Letter of Credit by a bank that has such a credit rating or a Qualifying Guarantee or transfer to NGC cash to be credited to the Escrow Account.

               1.4.2 If the entity providing the User's Qualifying Guarantee ceases to have an Approved Credit Rating the User shall forthwith procure a replacement Qualifying Guarantee from an entity with such a credit rating or a Letter of Credit or transfer to NGC cash to be credited to the Escrow Account.

          2.   Credit Monitoring
               -----------------

          2.1  Determination of Security Cover
               -------------------------------

               The amount of Security Cover which the User shall be required to maintain shall be determined from time to time by NGC in accordance with this Part 3 on the basis of the criteria set out in paragraph 2.2 and shall be notified to the User.

          2.2  Criteria for provision of Security Cover
               ----------------------------------------

               If paragraph 1.1.2 applies, the amount of Security Cover required to be provided by the User in respect of this and any other Supplemental Agreement to which the User is a party shall be provided in an amount to be reasonably assessed by NGC as the aggregate amount reasonably anticipated by NGC as being payable by the User pursuant to all Supplemental Agreements to which the User is a party in respect of the Transmission Services Use of System Charges referred to in Part 2 of Appendix D over a 28 day period.

          2.3  Six Monthly Variation
               ---------------------

               In respect of paragraph 2.2 NGC shall calculate the amount for the two six-month periods commencing 1st April and 1st October in each year and shall advise the User accordingly.

          2.4  Review of Security Cover
               ------------------------

               NGC shall keep under review the Security Cover relating to the User and shall promptly advise the User whenever the Security Amount maintained by the User is more or less than the amount required to be maintained pursuant to paragraph 2 of this Part 3.

          2.5  Increase or Decrease of Security Cover
               --------------------------------------

               If after considering any representations which may be made by the User, NGC reasonably determines that the User's Security Cover should be increased or decreased, it shall so notify the User. If NGC so determines that such Security Cover should be decreased and the User consents then that reduction shall take place. NGC shall consent to an appropriate reduction in the available amount of any outstanding Qualifying Guarantee or Letter of Credit and/or shall repay to the User such part of the deposit held in the Escrow Account for the account of the User (together with all accrued interest on the part to be repaid) sufficient to reduce the User's Security Amount to the level of Security Cover applicable to it. If NGC so determines that the User's Security Cover should be increased, the User shall, within five Business Days of notice as aforesaid, procure an additional or replacement Qualifying Guarantee or Letter of Credit or transfer to NGC cash to be credited to the Escrow Account in an amount sufficient to increase its Security Amount so as to be at least equal to the level of Security Cover applicable to it.

          2.6  Notification in respect of Security Cover
               -----------------------------------------

               NGC shall notify the User promptly if:

               2.6.1 the User fails to provide, maintain, extend or renew a Qualifying Guarantee or a Letter of Credit which it is required to provide, maintain, extend or renew pursuant to paragraphs 1 or 2;

               2.6.2 NGC shall make a demand under any such Qualifying Guarantee or a call under a Letter of Credit; or

               2.6.3 NGC becomes aware that the User (a) shall cease to have an Approved Credit Rating, or (b) shall be placed on credit watch by the relevant credit rating agency (or becomes subject to an equivalent procedure) which in any case casts doubt on the User retaining an Approved Credit Rating, or (c) shall be in default under the additional or alternative security required to be provided pursuant to this Part 3; or

               2.6.4 NGC becomes aware that any bank that has issued a Letter of Credit which has not expired shall cease to have the credit rating required by this Appendix; or

               2.6.5 NGC becomes aware that any entity providing a Qualifying Guarantee which has not expired shall cease to have an Approved Credit Rating.

               Provided always that the failure by NGC to notify the User pursuant to this paragraph 2.6 shall not relieve the User of its obligations under and in accordance with the terms of this Appendix.

          2.7  Release from Security Cover Obligations
               ---------------------------------------

               Upon the User ceasing to be a party to the Master Agreement and provided that all amounts owed by the User in respect of the Transmission Services Use of System Charges have been duly and finally paid and that it is not otherwise in default in any respect of any Transmission Services Use of System Charges (including interest) payable under the terms of any Supplemental Agreement, the User shall be released from the obligation to maintain Security Cover and NGC shall consent to the revocation of any outstanding Qualifying Guarantee or Letter of Credit and shall repay to the User the balance (including interest credited thereto) standing to the credit of the User on the Escrow Account at that date.

          3.   Payment Default
               ---------------

               If by 1230 hours on any Payment Date, NGC has been notified by the User or it otherwise has reason to believe that the User will not have remitted to it by close of banking business on the Payment Date all or any part ("the amount in default") of any amount which has been notified by NGC to the User as being payable by the User by way of the Transmission Services Use of System Charges on the relevant Payment Date, then NGC shall be entitled to act in accordance with the following provisions (or whichever of them shall apply) in the order in which they appear until NGC is satisfied that the User has discharged its obligations in respect of the Transmission Services Use of System Charges under this Supplemental Agreement and/or any other Supplemental Agreement to which the User is a party which are payable in respect of the relevant Settlement Day:

               (a) NGC may to the extent that the User is entitled to receive payment from NGC pursuant to this Supplemental Agreement and/or any other Supplemental Agreement to which the User is a party (unless it reasonably believes that such setoff shall be unlawful) set off the amount of such entitlement against the amount in default;

               (b) NGC shall be entitled to set off the amount of funds then standing to the credit of the Escrow Account to the extent that it represents Security Cover provided by the User in accordance with paragraph 2.1.2 against the Transmission Services Use of System Charges unpaid by the User and for that purpose NGC shall be entitled to transfer any such amount from the Escrow Account to any other account of NGC at its absolute discretion and shall notify the User accordingly;

               (c) NGC may demand payment under any outstanding Letter of Credit supplied by the User in a sum not exceeding the available amount of all such Letters of Credit;

               (d) NGC may demand payment under any outstanding Qualifying Guarantee provided for the benefit of the User pursuant to paragraph 1.1.2(a).

          4.   Utilisation of Funds
               --------------------

               In addition to the provisions of paragraph 3 above if NGC serves a notice of default under the terms of Clause 17.6A of a Type 1 Supplemental Agreement and/or notice of termination under Clause 17.7 of a Type 1 Supplemental Agreement (or the equivalent Clauses in a Supplemental Agreement other than a Type 1 Supplemental Agreement) then NGC shall be entitled to demand payment of any of the Transmission Services Use of System Charges which are outstanding whether or not the Payment Date in respect of them shall have passed and:

               (i) make demand under any outstanding Qualifying Guarantee or a call under any outstanding Letter of Credit supplied by the User; and

               (ii) to set off the funds in the Escrow Account to the
                    extent that they represent Security Cover provided by the User against the Transmission Services Use of System Charges unpaid by the User and for that purpose NGC shall be entitled to transfer any such amount from the Escrow Account to any other account of NGC as it shall in its sole discretion think fit.

                                      EXHIBIT 6
                                      ---------



                                DATED 30th March 1990
                                ----------------------



                         THE NATIONAL GRID COMPANY PLC   (1)
                                         and
                        [                               ] (2)




               ------------------------------------------------------
                            SUPPLEMENTAL AGREEMENT TYPE 6

               ------------------------------------------------------


                        (for Generators with Minor Independent
            Generating Plant which Is Embedded and who are acting in that capacity and also are Pool Members)

                                       CONTENTS
                                       --------

          Clause    Title
          ------    -----

          1         Definitions, Interpretation, Construction
          2         Right to use the NGC Transmission System
          3         Site of Connection to the Distribution System
          4         Use of System Charges
          5         Charging Rules
          6         Metering
          7         Term
          8         Emergency Deenergisation
          9         Deenergisation and Disconnection
          10        Notice to Terminate
          11        Master Agreement
          12        Variations

          Appendix A          Site of Connection
          Appendix B
          Appendix C          Zone/Registered Capacity/Peak Half-Hours/
                              Estimated Demand
          Appendix D          Use of System Charges/Payment
          Appendix E          Charging Rules
          Appendix F1         Site Specific Technical Conditions Metering

     THIS SUPPLEMENTAL AGREEMENT is made the                  and becomes
     effective on the 31st day of March 1990

          BETWEEN

          (1) THE NATIONAL GRID COMPANY PLC a company registered in England with number 2366977 whose registered office is at National Grid House, Sumner Street, London SEI 9JU ("NGC"), which expression shall include its successors and/or permitted assigns); and

          (2)  [            ] a company registered in [            ] with number
          [                ] whose registered office is at [               ]
          (the "User", which expression shall include its

          successors and/or permitted assigns)

     WHEREAS

          (A)  NGC and the User are parties to a Master Connection and Use of
               System Agreement dated [            ] ("Master Agreement").

          (B) This Supplemental Agreement is entered into pursuant to the terms of the Master Agreement and shall be read as being governed by them.

     NOW IT IS HEREBY AGREED as follows:-

     1.   DEFINITIONS, INTERPRETATION AND CONSTRUCTION
          --------------------------------------------
          1.1  General
               -------
          Unless the subject matter or context otherwise requires or is inconsistent therewith terms and expressions defined in Schedule 2 to the Master Agreement have the same meanings, interpretations or constructions in this Supplemental Agreement.

          2.   RIGHT TO USE THE NGC TRANSMISSION SYSTEM
               ----------------------------------------

          2.1 Subject to the other provisions of this Agreement including the provisions of the Grid Code, the User may take supplies of power on to and/or take supplies of power from the NGC Transmission System as the case may be.

          2.2 The User shall not operate its User's Equipment such that any of it exceeds its Registered Capacity save as expressly permitted and instructed pursuant to the Fuel Security Code or as may be necessary or expedient in accordance with Good Industry Practice.

          2.3 Data of a technical or operational nature collected recorded or otherwise generated pursuant to this Supplemental Agreement shall be deemed data lodged pursuant to the Grid Code to the extent that the Grid Code makes provision therefor.

          2.4 Subject to the provisions of this Agreement and the Grid Code, NGC shall accept into the NGC Transmission System power generated by the User up to the Maximum Export Capacity except to the extent (if any) that NGC is prevented from doing so by transmission constraints which could not be avoided by the exercise of Good IndustryPractice by NGC.

          2.5 Subject to the provisions of the Grid Code NGC shall be entitled to plan and execute outages of parts of the NGC Transmission System or Plant or Apparatus at any time and from time to time.

          3.   SITE OF CONNECTION TO THE DISTRIBUTION SYSTEM
               ---------------------------------------------
          The site where the User is connected to the Distribution System is more particularly described in Appendix A.

          4.   USE OF SYSTEM CHARGES
               ---------------------
          With effect from the commencement of this Supplemental Agreement the User shall pay to NGC the Use of System Charges set out in Appendix D payable in accordance with the provisions of Appendix E.

          5.   CHARGING RULES
               --------------
          The provisions of the Charging Rules set out in Appendix E to this Supplemental Agreement shall apply.

          6.   METERING
               --------
          The provisions of Appendix Fl shall have effect.

          7.   TERM
               ----
          Subject to the provisions for earlier termination set out herein and in Clause 17 of the Master Agreement, this Supplemental Agreement shall continue until the User's Plant is Disconnected from the Distribution System in accordance with Clause 9 or 10.

          8.   EMERGENCY DEENERGISATION
               ------------------------
          8.1  Emergency Deenergisation requested by NGC:
               -----------------------------------------
          If, in the reasonable opinion of NGC, the condition or manner of operation of the NGC Transmission System or the User's System (if any) poses an immediate threat of injury or material damage to any person or to the Total System or to any User's System or to the NGC Transmission System, NGC shall have the right to request the owner of the Distribution System to which the User is connected to Deenergise the User's Equipment if it is necessary or expedient to do so to avoid the occurrence of such injury or damage.

          8.28.2    Emergency Deenergisation by a User:
                    ----------------------------------
          If, in the reasonable opinion of the User the condition or manner of operation of the NGC Transmission System, the Total System or any other User's System, poses an immediate threat of injury or material damage to any person or to the User's System the User shall the right to Deenergise the User's Equipment if it is necessary or expedient to do so to avoid the occurrence of such injury or damage.

          8.3  Renergisation
               --------------
          The User's Equipment at the Connection Site shall be Re-Energised as quickly as practicable after the circumstances to any Deenergisation under this Clause 12 have ceased to exist.

          9.   DEENERGISATION AND DISCONNECTION
               --------------------------------
          9.1  Breach by the User:
               ------------------
          If the User shall be in breach of the provisions of this Supplemental Agreement and such breach causes or can reasonably be expected to cause a material adverse effect on the business or condition of NGC or other Users or the NGC Transmission System or User Systems then NGC may:-

          (i) where the breach is capable of remedy, give written notice to the User specifying in reasonable detail the nature of the breach and requiring the User within 28 days after receipt of such notice to remedy the breach or within any longer period agreed between NGC and the User, the agreement of NGC not to be unreasonably withheld or delayed; or

          (ii) where the breach is incapable of remedy, give written notice to the User specifying in reasonable detail the nature of the breach and the reasons why the breach is incapable of remedy and requiring the User within 5 Business Days after the receipt of such notice to undertake to NGC not to repeat the breach.

          9.2  De-Energisation
               ---------------
          If:-
               (a) the User fails to comply with the terms of any valid notice served on it by NGC in accordance with Sub-Clause 9.1(i) or is in breach of any undertaking given in accordance with Sub-Clause 9.1(ii) and such breach causes or can be reasonably expected to cause a material adverse effect on the business or condition of NGC or other Users or the NGC Transmission or User Systems; or

               (b) five Business Days have elapsed the date of any valid notice served on the User in accordance with Sub-Clause 9.2(ii) and no undertaking is given by the User in accordance with Sub-Clause 9.2(ii);

          NGC may request the owner of the Distribution System to which the User is connected to De-Energise the User's Plant at that site upon expiry of at least 48 hours prior written notice to the User, provided that at the time of expiry of such notice the breach concerned remains unremedied and that neither the User nor NGC has referred the matter to the Dispute Resolution Procedure. In such event NGC may request the owner of the Distribution System to which the User is connected to De-Energise the User's Plant at that site forthwith following completion of the Dispute Resolution Procedure and final determination of the dispute in NGC's favour.

          9.3  NGC Transmission Licence
               ------------------------
          If a breach of the nature referred to in Sub-Clause 9.1 continues to the extent that it places or seriously threatens to place in the immediate future NGC in breach of the NGC Transmission Licence, NGC may request the owner of the Distribution System to which the User's Customers are connected to De-Energise such User's Customers upon the expiry of at least 12 hours prior written notice to the User, provided that at the time of expiry of such notice the breach concerned remains unremedied.

          9.4  Re-Energisation Disputes
               ------------------------
          If, following any De-Energisation pursuant to this Clause 9, a User applies to NGC for NGC to issue instructions that the User's Customer(s) be Re-Energised and is refused or is offered terms which the User does not accept, this shall be recognised as a dispute over the terms for use of system which the User may refer to the Director for determination under the NGC Transmission Licence. If the User accepts any terms offered by NGC or settled by the Director pursuant to any such reference, NGC shall request the owner of the Distribution System to which the User's Plant is connected to Re-Energise the User's Plant forthwith after any request from the User for NGC to do so.

          9.5  Event of Default
               ----------------
          If the breach which led to any De-Energisation pursuant to this Clause 9 remains unremedied at the expiry of at least 6 months after the date of such De-Energisation, NGC may declare by notice in writing to the User that such breach has become an event of default provided that:-

               (a) all disputes arising out of the subject-matter to this Clause 9 which are referred to the Dispute Resolution Procedure have then been finally determined in favour of NGC; and

               (b) any reference to the Director pursuant to Sub-Clause 8.4 has then been finally determined in favour of NGC or any terms settled by the Director pursuant to such application have not been accepted by the User.

          9.6  Disconnection
               -------------
          Once NGC has given a valid notice of in event of default pursuant to Sub-Clause 9.5. NGC may give notice of termination to that User whereupon this Supplemental Agreement shall terminate and:

          (i) NGC shall request the owner of the Distribution System to which that User is connected to Disconnect all the User's Plant at the site; and

          (ii) the User shall be obliged to pay to NGC forthwith the Use of System Charges due hereunder up to the end of the Financial Year in which Termination occurs.

     10.  NOTICE TO TERMINATE
          -------------------
          10.1 The User may terminate the Supplemental Agreement upon giving to NGC not less than 6 months written notice of termination.

          10.2 If notice to terminate is given by the User under Sub-Clause 10.1 this Supplemental Agreement shall terminate upon the expiry of the notice period. Immediately prior thereto the User shall pay NGC all Use of System Charges payable by the User under this Supplemental Agreement in respect of the Financial Year in which termination takes place. This provision shall survive the termination of this Supplemental Agreement.

     11.  MASTER AGREEMENT
          ----------------
          The provisions of Clauses 18 to 24 and 26 to 30 inclusive of the Master Agreement shall apply to this Supplemental Agreement as if set out in full herein.

     12.  VARIATIONS
          ----------
          No variation to this Supplemental Agreement shall be effective unless made in writing and signed by or on behalf of both NGC and the User. NGC and the User shall effect any amendment required to be made to this Supplemental Agreement by the Director as a result of a change in the Transmission Licence or an order made pursuant to the Act or as a result of settling any of the terms hereof and the User hereby authorises and instructs NGC to make any such amendment on its behalf and undertakes not to withdraw, qualify or revoke such authority or instruction at any time.


     IN WITNESS WHEREOF the hands of the duly authorized representatives of the parties hereto at the date first above written

     THE NATIONAL GRID COMPANY PLC )
     By                                 )



     the USER                           )
     By                                 )

                                      APPENDIX A
                                      ----------



     COMPANY:






     SITE OF CONNECTION TO DISTRIBUTION SYSTEM:

                                      APPENDIX B
                                      ----------

                                       NOT USED
                                       --------

                                      APPENDIX C
                                      ----------

                ZONE/REGISTERED CAPACITY / PEAK HALF/ESTIMATED DEMAND
                -----------------------------------------------------


          COMPANY:

          GRID SUPPLY POINT/
          CONNECTION SlTE:

          ELECTRICAL LOCATION OF ENERGY METERING
          EQUIPMENT MEASURING STATION DEMAND:

          ZONE:

          a.   GENERATION:

               SET TYPE/FUEL            REGISTERED
                                        CAPACITY MW

          b. In the Financial Year 1st April 1990 to 31st March 1991 NGC's Demand related Use of System charges shall be calculated by reference to the Demand attributable to the User at the Grid Supply Point identified above in relation to the 3 half-hours of peak Demand (Active Power) occurring on the 3 days of peak Demand (Active Power) which occur in the period from 1st November 1990 to 28th February 1991 and are at least 10 days apart.

          c. In the Financial Year 1st April 1990 to 31st March 1991 NGC's generation related Use or System Charges shall be calculated by reference to the highest Registered Capacity during such Financial Year and the Energy produced.

          d.   ESTIMATED DEMAND for the period between 1 April 1990 and
               ----------------
          31st March 1991 and thereafter as notified in accordance with the Charging Rules.

          ______________MW

                                      APPENDIX D
                                      ----------
                            USE OF SYSTEM CHARGES/PAYMENT
                            -----------------------------

     COMPANY:

     LOCATION:

     1)   TYPE OF CHARGE:          SYSTEM SERVICE

               Demand related
               (pound)........ in respect of the period from 1st April 1990 to
               31st March 1991 payable in 12 equal monthly installments subject to adjustment in accordance with the Charging Rules.
               Note:     based upon a charge of (pound) ...... per KW and .....
               KW of Estimated Demand as set out in Appendix C.

     2)   TYPE OF CHARGE:          INFRASTRUCTURE

          A.   Demand related
               (pound)..... in respect of the period from 1st April 1990 to 31st
               March 1991 payable in 12 equal monthly instalments subject to adjustment in accordance with the Charging Rules.
               Note:     based upon a charge of (pound)........ per KW and .....
               KW of Estimated Demand as set out in Appendix C.

          B.   Capacity Related
               (pound)........ in respect of the period from 1st April 1990 to
               31st March 1991 payable in 12 equal monthly installments subject to adjustment in accordance with the Charging Rules based upon a charge of (pound)........ per KW Registered Capacity and .... KW being the Registered Capacity as set out in Appendix C.

          C.   Energy Related
               (pound)....... per KWh in respect of each KWh of Energy entering the Total System in the period from 31st March 1990 to 31st March 1991 payable as described in Clause 14 of the Master Agreement.

          Payment shall be made in accordance with Clause 14 of the Master Agreement.

                              APPENDIX E CHARGING RULES
                              -------------------------

     Part 1 - Transmission Network Use of System Charges and Connection Charges
     --------------------------------------------------------------------------

     Introduction
     ------------

     Under the terms of this Supplemental Agreement the User is liable to pay Transmission Network Use of System Charges based upon the Registered Capacity of Generating Units passing Active Power on to and/or the Demand taken from the NGC Transmission System and Connection Charges. The basis upon which Transmission Network Use of System Charges and Connection Charges are levied according to a User's particular circumstances are set out in the statement issued by NGC under paragraphs 1.2 and 3 of Condition 10 to the Transmission Licence.

          1.1  Data Requirements
               -----------------

          1.1.1 On or before a date not later than 10 Business Days after the confirmation of the basis of calculation of charges pursuant to paragraph 2.1 in each Financial Year the User shall supply NGC with such data as NGC may from time to time reasonably request pursuant to paragraph 2.1 to enable NGC to calculate the Connection Charges and/or Transmission Network Use of System Charges due from the User to NGC or from NGC to the User (as the case may be) in respect of the Connection Site including the data specified in Appendix C.

          1.1.2 On or before a date not later than 10 Business Days after the confirmation of the basis of calculation of charges pursuant to paragraph 2.1 in each Financial Year, Users:

               (a) who are owners or operators of a User System shall provide to NGC a forecast for the following Financial Year of the Natural Demand attributable to each Grid Supply Point equal to the forecasts of Natural Demand under both Annual Average Cold Spell (ACS) Conditions and a forecast of the average metered Demand attributable to such Grid Supply Point (or such other forecast as may be notified by NGC to the User pursuant to paragraph 2.1) for each of a number of peak half-hours as notified by NGC to the User under paragraph 2.1.

               (b) who are Suppliers shall provide to NGC a forecast for the following Financial Year of its metered Demand attributable to each Transmission Network Use of System Demand Zone equal to the average of the forecasts of Demand attributable to such Transmission Network Use of System Demand Zone or such other forecast as may be notified by NGC to the User pursuant to paragraph 2.1) for each of a number of peak half-hours notified by NGC to the User under paragraph 2.1.

               (c) who are Generators shall provide to NGC a forecast for the following Financial Year of-

                    (i) the metered Station Demand (Active Power) attributable to the Power Station for the Generating Units comprised therein equal to the average of the forecasts of such Station Demand (Active Power) (or such other forecast as may be notified by NGC to the User pursuant to paragraph 2.1) attributable to the sum of the Generating Units for each of a number of peak half-hours as notified by NGC to the User under paragraph 2.1;

                    (ii) the highest Registered Capacity to be declared pursuant to the terms of the Pooling and Settlement Agreement of each Generating Unit comprised within a Power Station for the period as notified by NGC to the User under paragraph 2.1;

               (d) who are Generators and whose Equipment is comprised within a Trading Site (as such term is defined in the Pooling and Settlement Agreement) shall supply to NGC a forecast for the following Financial Year of:-

                    (i) the highest Registered Capacity declared pursuant to the terms of the Pooling and Settlement Agreement of each Generating Unit comprised within a Power Station which forms part of such Trading Site; and

                    (ii) the average Demand within the Trading Site (other than
                         Station Demand) to be supplied by the Power Station in
                         (i) above for each of the number of peak half hours notified by the User to NGC pursuant to paragraph 2.1;

                    (iii) the Station Demand for the Power Station within the Trading Site determined in accordance with paragraph 1.1.2(c)(i);

          for the period as notified by NGC to the User under paragraph 2.1 and NGC shall use such forecasts as the basis of Transmission Network Use of System Charges for such Financial Year.

          1.1.3     Variation of Charges by NGC during the Financial Year
                    -----------------------------------------------------
          The User shall notify NGC of any revision to the forecast Demand submitted by the User under paragraph 1.1 of this Appendix E at least quarterly or at such other intervals as may be agreed between NGC and the User from time to time. NGC shall revise the Transmission Network Use of System Charges payable by the User to take account of any such revised forecast provided in accordance with this paragraph 1.1.3.
          NGC shall commence charging the varied Transmission Network Use of System Charges from the first day of the month following the month in which such revised forecast was received provided always that such forecast is provided before 15th day of such month.

          1.2  Reconciliation Statements
               -------------------------

          Initial Reconciliation Statements
          ---------------------------------

          1.2.1 On or before 1 March in each Financial Year NGC shall promptly calculate on the basis set out in the statement published by NGC in accordance with Licence Condition 10 of the Transmission Licence the Demand related or Generation related Transmission Network Use of System Charges (as the case may be) that would have been payable by the User during each month during that Financial Year if those charges had been calculated on the basis of the actual Demand data or the User's highest declared Registered Capacity recorded during the Financial Year in respect of the forecasts which had previously been provided by the User in accordance with paragraph 1.1 (the "Actual Amount"). NGC shall then compare the Actual Amount with the amount of Demand related or Generation related Transmission Network Use of System Charges (as the case may be) paid during each month during that Financial Year by the User (the "Notional Amount").

          1.2.2 As soon as reasonably practicable and in any event by 1st March in each Financial Year NGC shall then prepare an initial reconciliation statement and send it to the User. Such statement shall specify the Actual Amount and the Notional Amount for each month during the relevant Financial Year and, in reasonable detail, the information from which such amounts were derived and the manner in which they were calculated.

          1.2.3 Together with the initial reconciliation statement NGC shall issue a credit note in relation to any sum shown by the reconciliation statement to be due to the User or an invoice in respect of sums due to NGC and in each case interest thereon calculated pursuant to paragraph 1.2.5 below.

          1.2.4 Invoices issued under paragraph 1.2.3 above and 1.2.5 below shall be payable on or before 31st March in the Financial Year to which they relate.

          1.2.5     In respect of the Financial Year-

               (a) the User shall, following receipt of an appropriate invoice, pay to NGC an amount equal to the amount (if any) by which the aggregate Actual Amount exceeds the aggregate Notional Amount; and

               (b) NGC shall issue the User with a credit note for an amount equal to the amount (if any) by which the aggregate Notional Amount exceeds the aggregate Actual Amount.

          Interest shall be payable by the paying Party to the other on such amounts from the date of payment applicable to the month concerned until the date of actual payment of such amounts and such interest shall be calculated on a daily basis at a rate equal to the Base Rate during such period.

          Final Reconciliation Statements
          -------------------------------

          1.2.6 (a) NGC shall as soon as reasonably practicable after the end of each Financial Year issue a further reconciliation statement in respect of Transmission Network Use of System Charges payable in respect of each month of that Financial Year showing:-

                    (i) any change in the Transmission Network Use of System Charges from those specified in the initial reconciliation statement provided in accordance with paragraph 1.2.1 above;

                    (ii) whether the change represents a reconciliation payment owing by NGC to a User or by a User to NGC;

                    (iii) the amount of interest determined in accordance with 1.2.5 above:

                    (iv) the information from which the amounts in (i) above are derived and the manner of their calculation.

               (b) The provisions of paragraphs 1.2.3 and 1.2.5 shall apply mutatis mutandis to sums specified in the Final Reconciliation Statement.

     2.   Revision of Charges
          -------------------

          2.1 To the extent permitted by the Transmission License and this Agreement NGC may revise its Connection Charges and Transmission Network Use of System Charges or the basis of their calculation including issuing revisions to Appendices A, B, C and D (or D1 if appropriate) hereto. On or before 31st October in each Financial Year NGC shall notify the User in writing of the intended basis of calculation to be used by NGC in the following Financial Year together with time periods over which the data required to be provided pursuant to paragraph 1 of this Appendix E is required and shall consult with the User concerning the same. On or before 30th November in each Financial Year NGC shall confirm to the User the basis of calculation to be used in the following Financial Year.

          2.2 NGC shall give the User not less than 2 months prior written notice of any revised charges including revisions to Appendices A, B, C and D (or D1 if appropriate) hereto, which notice shall specify the date upon which such revisions become effective (which may be at any time). The User shall pay any such revised charges and Appendix A, B, C, D (and/or D1 as appropriate) shall be amended automatically (and a copy sent to the User) to reflect any changes to such Appendices with effect from the date specified in such notice.

          2.3 Subject to the provisions of paragraph 3.2 below if in the reasonable opinion of NGC any development replacement, renovation, alteration, construction or other work to the NGC Transmission System or termination on of a Supplemental Agreement by another User or an alteration to the requirements of the User or any other User means that to ensure that NGC is charging in accordance with the provisions of the Statement pursuant to Condition 10 of the Transmission Licence NGC needs to vary the Connection Charges payable by the User in relation to the Connection Site then NGC shall have the right to vary such charges accordingly upon giving to the User not less than 2 months prior written notice. Such notice shall be deemed to be a revised Connection Offer and before any such variation becomes effective the provisions of Sub-Clauses 11.3 to 11.4 of the Master Agreement shall apply mutatis mutandis. Following any such variation the provisions of Appendices A and B shall be amended automatically (and a copy sent to the User) to reflect such variation with effect from the date such variation comes into effect.

     3.   Replacement of NGC Assets
          -------------------------
          3.1 Appendix A specifies the age of each of the NGC Assets at the Connection Site at the date of this Supplemental Agreement. NGC Connection Charges are calculated on the assumption that NGC Assets will not require replacement until the expiry of the Replacement Period applicable to each NGC Asset concerned and such period has been agreed between NGC and the User.

          3.2 Where in NGC's reasonable opinion an NGC Asset require replacement before the expiry of its Replacement Period NGC shall, with the prior written approval of the User (except where in NGC's reasonable opinion such replacement is necessary in which case such approval shall not be required but in such case the User shall have the right to Disconnect) have the night to replace the NGC Asset at no additional cost to the User until expiry of its original Replacement Period. Upon expiry of such original Replacement Period NGC shall be entitled to vary the Connection Charges in respect of the replaced NGC Asset so that they are calculated on the basis of the then Net Asset Value of such NGC Assets. NGC shall give the User not less than 2 months prior written notice of such varied charges which notice shall specify the date upon which such increase or reduction (as the case may be) becomes effective. The User shall pay such varied charges and Appendices A and B shall be amended automatically (and a copy sent to the User) to reflect such revised charges with effect from the date specified in such notice.

          3.3  Upon the expiry of the Replacement Period of any NGC Asset-

               (a)  (i)  if in NGC's reasonable opinion to enable NGC to comply with its licence and statutory obligations it is necessary to replace such NGC Asset; or

                    (ii) if such NGC Asset is to be left in service

               then NGC shall give written notice of this and that it will, unless within 3 months of the receipt of such notice the User objects in writing to the proposal, replace or retain (as the case may be) such NGC Asset.

               (b)  the User may request that NGC replaces the Asset.

          3.4 Where the User serves a counter notice pursuant to paragraph 3.3 above then NGC shall:-

               (a)  keep the NGC Asset in service; and

               (b) negotiate with the User in good faith with regard to the Connection Charges applicable to such NGC Asset.

          In the event that NGC and the User fail to agree the level of such Connection Charges in accordance with paragraph 3.4(b) above then the User shall pay Connection Charges to NGC in respect of such NGC Asset equal to the Connection Charges payable by the User in respect of the NGC Asset in the last Financial Year of the Replacement Period (the "Deemed Charge") and the matter shall be referred to the Director for determination. If the Director determines that the Connection Charges payable in respect of such NGC Asset should be:-

                    (i) less than the Deemed Charge then NGC shall repay to the User the difference between the Deemed Charge and the amount so determined by the Director together with interest at the Base Rate, for the period from when the User started to pay the Deemed Charge until the date of payment;

                    (ii) greater than the Deemed Charge then the User shall pay the difference to NGC together with interest at the Base Rate for the period from when the User started to pay the Deemed Charge until the date of payment.

          3.5  Where the Connection Charges are payable in respect of NGC
               Assets:

               (a)  replaced in accordance with paragraph 3.3 above; or

               (b)  retained in accordance with paragraph 3.3 above; then

          NGC shall except in the circumstances in paragraph 3.4(b) give the User not less than 2 months prior written notice of such varied charges and specify the date upon which such charges become effective. The User shall pay such varied charges and Appendices A and B shall be amended automatically (and a copy sent to the User) to reflect such revised charges with effect from the dates notified to the User by NGC. Where NGC is in negotiation with the User in accordance with paragraph 3.4(b) then it shall give such notice as is reasonable practicable in the circumstances.

     4.   Termination Amounts
          -------------------

          4.1  The expressions set out below shall have the meanings shown:-

          "Termination Amount"     shall be the sum calculated to be equal to
                                   the aggregate of the following:-

                              (a)  in respect of NGC Assets:-

                                   (i)  shown in Appendix A to the Supplemental
                                        Agreement and which, in NGC's reasonable opinion are no longer required by NGC to enable NGC to comply with its Licence Standards, and can therefore be removed ("Type A Assets"), (aa) the Net Asset Value of such NGC Asset as at the end of the Financial Year in which termination occurs (on the assumption that the sums specified in paragraph 4.1(b) will be paid), plus (bb) a sum equal to the
                                        reasonable costs of removing such NGC
                                        Assets and of making good the remaining
                                        Plant and Apparatus at the Connection
                                        Site following the removal of any Type A
                                        Assets;

                                   (ii) in Appendix A to the Supplemental
                                        Agreement and which in NGC's reasonable
                                        opinion cannot be removed ("Type B
                                        Assets") as a result of the termination, a sum equal to the product of the Asset Allocation Factor multiplied by the Net Asset Value of that NGC Asset as at the end of the Financial Year in which termination occurs; and

                                   (iii)     in relation to NGC Assets

                                        (aa) which NGC has determined to replace
                                             upon the expiry of the relevant
                                             Replacement Period in accordance
                                             with paragraph 3.3; and

                                        (bb) in respect of which no counter
                                             notice has been served by the User
                                             pursuant to paragraph 3.3; and

                                        (cc) the User has served in accordance
                                             with the provisions of this
                                             Supplemental Agreement a notice to
                                             Disconnect in respect of the
                                             Connection Site at which the NGC
                                             Assets were located; and

                                        (dd) due to the timing of the
                                             replacement of such NGC Assets, no
                                             Connection Charges will have become
                                             payable in respect of such NGC
                                             Assets by the User by the date of
                                             termination;

                                        the reasonable costs incurred by NGC in
                                        connection with the installation of such NGC Assets.

                              (b) the Connection Charges and Use of System Charges for the Financial Year in which termination occurs.

          "Asset Allocation Factor"     means in respect of each NGC Asset
                                        specified in Appendix A to this
                                        Supplemental Agreement the figure
                                        expensed as a percentage applying in the column headed Allocation and immediately adjacent to the description of the NGC
                                        Asset to which it relates.

          4.2 In the event that a Termination Amount specified in paragraph 4.1(a)(i) is paid, in respect of Type A Assets, and subsequently NGC re-uses such NGC Assets in respect of which such payment has been made at the same or another Connection Site then NGC shall pay to the User a sum equal to the lower of -

          (i)  the Termination Amount paid in respect of such NGC Asset; or

          (ii) the Net Asset Value attributed to such NGC Asset for charging purposes upon its re-use;

          less any reasonable costs incurred by NGC in respect of storage. NGC shall use its reasonable endeavours to re-use such NGC Assets.

          4.3 In the event that a Termination Amount specified in paragraph 4.1(a)(ii) above is paid in respect of Type B Assets and these are subsequently re-used then NGC shall pay to the User a sum equal to the lower of:

          (i)  the Termination Amount paid in respect of such NGC Assets; or

          (ii) the Net Asset Value attributed to such NGC Asset for charging purposes upon its re-use.

          4.4 For the purposes of paragraphs 4.2 and 4.3 re-use shall not occur where any NGC Asset remains connected for the purpose of providing a continuing connection for other Users connected to the NGC Transmission System at the Connection Site at the date of termination. However in the event of any User requiring a continued connection modifying its requirements or another User connecting at the Connection Site and the NGC Assets in respect of which a payment has been made are required for this modification this shall constitute re-use.

          4.5 NGC shall be under no obligation to rebate any of the Termination Amounts described in paragraph 4.1(b) except to the extent that Connection and/or Transmission Network Use of System Charges are subsequently received in respect of NGC Assets in relation to which such Termination Amounts have been paid to NGC during the Financial Year in which termination has occurred.

          4.6 Upon request in writing, and at the cost of the User, NGC shall issue a certificate no more frequently than once each calendar year indicating whether or not such assets have or have not been re-used. If NGC at any time decide that it is not economic to retain any Plant and Apparatus constituting any NGC Asset in respect of which Termination Amounts have been paid it may at its reasonable discretion dispose of the said Plant and Apparatus. Where NGC decides to so dispose of such Plant and Apparatus it shall where the Plant and/or Apparatus is disposed of in a state where it is capable of re-use pay to the User an appropriate proportion of any sale proceeds received in respect thereof.


     5.   Deductions
          ----------

          In respect of any NGC Engineering Charges which have been paid by the User in connection with a Connection Application or under Sub-Clause
          2.4 of the Supplemental Agreement Type 2 NGC shall reduce the amount of Connection Charges payable by the User in relation to the respective Connection Site on 1 April in each of the first 3 years (or such other period as may be agreed between NGC and the User) of the payment of such Connection Charges by an amount equal on each occasion to one third of such NGC Engineering Charges.

     Part 2 - Transmission Services Use of System Charges
     ----------------------------------------------------

     Introduction
     ------------

     Under the terms of this Supplemental Agreement the User is liable to pay Transmission Services Use of System Charges. The basis upon which Transmission Services Use of System Charges are levied and the calculation methodology and rules which will be used to quantify those charges are set out in the statement issued by NGC under paragraphs 1 and 2 of Condition 10 to the Transmission Licence.

     1.   Reconciliation
          --------------

          1.1 At any time after the Payment Date NGC may submit to the User, and shall submit to the User at the written request of the User, a Statement (which may form part of an invoice or other document) in respect of any Settlement Day (a "Reconciliation Statement") showing:-

               (a) each Settlement Day in respect of which there has been a change (for any reason) in the value of any parameter originally used in the calculation of the Transmission Use of System Charges in respect of such Settlement Day, together with details of the value of the old and new parameter;

               (b) the amount of any reconciliation payments (if any) required to make theTransmission Services Use of System Charges paid in respect of that Settlement Day equal to the payment which would have been payable had the invoice prepared pursuant to Clause 5.4.1 of this Supplemental Agreement been prepared on the basis of the changed parameter;

               (c) whether the reconciliation payment represents an amount owing by NGC to the User or by the User to NGC;

               (d) the amount of interest accruing on such reconciliation payment calculated in accordance with this paragraph 1.1 below.

               Interest payable in respect of any reconciliation payment shall accrue from and including the relevant Payment Date up to but excluding the date upon which the amounts specified in the Reconciliation Statement are paid, and shall be at a rate equal to the Base Rate for the time being and from time to time. Interest shall accrue from day to day.

          1.2 Together with the Reconciliation Statement in the case of sums due:-

          (a)  from the User to NGC, NGC shall:-

               (i) send the User an invoice in relation to any sums shown by the Reconciliation Statement to be due to NGC and interest thereon calculated in accordance with paragraph 1.1; or

               (ii) include those sums due in another invoice; and

          (b) from NGC to the User, forthwith following the issue of any Reconciliation Statement, NGC shall:-

               (i) issue a credit note in relation to any sum shown by the Reconciliation Statement to be due to the User and interest thereon calculated in accordance with paragraph 1.1; or

               (ii) include those sums due to the User as a credit in an invoice from NGC to the User.

          1.3 The right to submit a Reconciliation Statement and the consequential invoices and/or credit notes shall survive the termination of this Supplemental Agreement and the parties agree that the provisions of this Appendix E Part 2 shall remain in full force and effect and shall continue to bind them after such termination (the version in existence as at the date of termination being the applicable version, in the case of any amendments).

     2.   Reconciliation Payments
          -----------------------

          The User, or as the case may be, NGC, shall pay the amounts set out in the relevant invoice or credit note. either in accordance with the applicable requirements for payment of other sums due under that invoice in the case of sums shown in an invoice also dealing with other payments, or in other cases within 5 Business Days of the date of the Reconciliation Statement.

     3.   Revision of Charges
          -------------------

          On or before 31 October in each Financial Year NGC shall notify the User in writing of the intended basis of calculation to be used by NGC in calculating Transmission Services Use of System Charges for the following Financial Year and shall consult the User concerning the same. On or before 30 November in each Financial Year NGC shall confirm to the User the basis of calculation to be used in calculating those charges for the Following Financial Year.

     Part 3
     ------

     1.   Transmission Services Use of System Charges Security Cover
          ----------------------------------------------------------

          1.1  Provision of Security Cover
               ---------------------------

          The User shall provide Security Cover from time to time in accordance with the following provisions:-

          1.1.1 the User shall not later than the date of its accession to the Master Agreement or 1st April 1997 (whichever is later) deliver to NGC evidence reasonably satisfactory to it that:-

               (i)  it presently holds an Approved Credit Rating; or

               (ii) it has provided and is not in default under the Security
                    Cover referred to in paragraph 1.1.1 below:

          1.1.2 if the User does not hold or ceases to hold an Approved Credit Rating it shall, not later than the date of -

               (i)  the date of its accession to the Master Agreement;

               (ii) the 1st April 1997; or

               (iii) the date upon which it ceases to have an Approved Credit Rating -

                    (a) deliver to NGC a Qualifying Guarantee in such amount as shall be notified by NGC to the User in accordance with paragraph 2, or

                    (b) deliver to NGC a Letter of Credit (available for an initial period of not less than 6 months) in such amount as shall be notified by NGC to the User in accordance with paragraph 2, and/or

                    (c) deliver to NGC cash for credit to the Escrow Account in such amount as shall be notified by NGC in accordance with paragraph 2.

          1.1.3 The provision of security in respect of Transmission Services Use of System Charges by the User In accordance with the terms of:

               (a) this Supplemental Agreement shall relieve it of its obligations to provide such security under the term of any other Supplemental Agreement to which the User is a party; and

               (b) any other Supplemental Agreement to which the User is a party shall relieve it of its obligations to provide such security under the terms of this Supplemental Agreement;

               in each case, to the extent of the security provided to NGC pursuant to this Appendix or the same provision under the terms of any other Supplemental Agreement made between NGC and the User.

          1.1.4 The provisions of this Part 3 of Appendix E shall be in addition to any other requirements to provide security in respect of any other sums due under the terms of this Supplemental Agreement.

     1.2  Maintenance of Security Cover
          -----------------------------

          Where the User is required to provide Security Cover in accordance with the terms of paragraph 1.1 it shall at all times thereafter maintain a Security Amount equal to or more than the Security Cover applicable to it immediately upon any reduction occurring in the Security Amount provided by the User or any Letter of Credit or Qualifying Guarantee being for any reason drawn down or demanded respectively, the User will procure that new Letters of Credit or Qualifying Guarantees are issued or existing Letters of Credit or Qualifying Guarantees are reinstated (to the satisfaction of NGC) to their full value or cash is placed to the credit of the Escrow Account in an amount required to restore the Security Amount to an amount at least equal to the Security Cover applicable to the User, and in such proportions of Letters of Credit, Qualifying Guarantees and/or cash as the User may determine. Not later than 10 Business Days before any outstanding Letter of Credit and/or Qualifying Guarantee is due to expire, the User shall procure to the satisfaction of NGC that its required Security Amount will be available for a further period of not less than 6 months which may be done in one of the following ways -

          1.2.1 subject to the issuing bank continuing to have an Approved Credit Rating provide NGC with confirmation from the issuing bank that the validity of the Letter of Credit has been extended for a period of not less than 6 months on the same terms and otherwise for such amount as is required by this
                    Part 3; or

          1.2.2 provide NGC with a new Letter of Credit issued by an issuing bank with an Approved Credit Rating for an amount at least equal to the required Security Amount applicable to it (less its balance on the Escrow Account) which Letter of Credit shall be available for a period of not less than 6 months; or

          1.2.3 subject to the entity issuing the Qualifying Guarantee continuing to have an Approved Credit Rating provide NGC with confirmation from the issuing entity that the validity of the Qualifying Guarantee has been extended for a period of not less than 6 months on the same terms and otherwise for such amount as is required by this Part 3; or

          1.2.4 provide NGC with a new Qualifying Guarantee for an amount at least equal to the required Security Amount applicable to it (less its balance on the Escrow Account) which Qualifying Guarantee shall be available for a period of not less than 6 months; or

          1.2.5 procure such transfer to NGC for credit to the Escrow Account of an amount as shall ensure that the credit balance applicable to the User and standing to the credit of the Escrow Account shall be at least equal to the required Security Amount.

     1.3  Failure to Supply or Maintain Security Cover
          --------------------------------------------

          If the User fails at any time to provide or maintain Security Cover to the satisfaction of NGC in accordance with the provisions of this Part 3, NGC may at any time while such default continues, and if at such time any Letter of Credit and/or Qualifying Guarantee forming part of the Security Cover is due to expire within nine Business Days immediately, and without notice to the User, demand payment of the entire amount of any outstanding Letter of Credit and/or Qualifying Guarantee and shall credit the proceeds of the Letter of Credit and/or Qualifying Guarantee to the Escrow Account.

     1.4  Substitute Letter of Credit or Qualifying Guarantee
          ---------------------------------------------------

          1.4.1 If the bank issuing the User's Letter of Credit ceases to have the credit rating set out in the definition of Letter of Credit in Clause 1.1 of this Supplemental Agreement such User shall forthwith procure the issue of a substitute Letter of Credit by a bank that has such a credit rating or a Qualifying Guarantee or transfer to NGC cash to be credited to the Escrow Account.

          1.4.2 If the entity providing the User's Qualifying Guarantee ceases to have an Approved Credit Rating the User shall forthwith procure a replacement Qualifying Guarantee from an entity with such a credit rating or a Letter of Credit or transfer to NGC cash to be credited to the Escrow Account.

     2.   Credit Monitoring
          -----------------

     2.1  Determination of Security Cover
          -------------------------------

          The amount of Security Cover which the User shall be required to maintain shall be determined from time to time by NGC in accordance with this Part 3 on the basis of the criteria set out in paragraph 2.2 and shall be notified to the User.

     2.2  Criteria for Provision of Security Cover
          ----------------------------------------

          If paragraph 1.1.2 applies, the amount of Security Cover required to be provided by the User in respect of this and any other Supplemental Agreement to which the User is a party shall be provided in an amount to be reasonably assessed by NGC as the aggregate amount reasonably anticipated by NGC as being payable by the User pursuant to all Supplemental Agreements to which the User is a party in respect of the Transmission Services Use of System Charges referred to in Part 2 of Appendix D over a 28 day period.

     2.3  Six Monthly Variation
          ---------------------

          In respect of paragraph 2.2 NGC shall calculate the amount for the two six-month periods commencing 1st April and 1st October in each year and shall advise the User accordingly.

     2.4  Review of Security Cover
          ------------------------

          NGC shall keep under review the Security Cover relating to the User and shall promptly advise the User whenever the Security Amount maintained by the User is more or less than the amount required to be maintained pursuant to paragraph 2 of this Part 3.

     2.5  Increase or Decrease of Security Cover
          --------------------------------------

          If after considering any representations which may be made by the User, NGC reasonably determines that the User's Security Cover should be increased or decreased, it shall so notify the User. If NGC so determines that such Security Cover should be decreased and the User consents then that reduction shall take place. NGC shall consent to an appropriate reduction in the available amount of any outstanding Qualifying Guarantee or Letter of Credit and/or shall repay to the User such part of the deposit held in the Escrow Account for the account of the User (together with all accrued interest on the part to be repaid) sufficient to reduce the User's Security Amount to he level of Security Cover applicable to it. If NGC so determines that the User's Security Cover should be increased, the User shall, within five Business Days of notice as aforesaid, procure an additional or replacement Qualifying Guarantee or Letter of Credit or transfer to NGC cash to be credited to the Escrow Account in an amount sufficient to increase its Security Amount so as to be at least equal to the level of Security Cover applicable to it.

     2.6  Notification in respect of Security Cover
          -----------------------------------------

          NGC shall notify the User promptly if:-

          2.6.1 the User fails to provide, maintain, extend or renew a Qualifying Guarantee or a Letter of Credit which it is required to provide, maintain, extend or renew pursuant to paragraphs 1 or 2;

          2.6.2 NGC shall make a demand under any such Qualifying Guarantee or a call under a Letter of Credit; or

          2.6.3 NGC becomes aware that the User (a) shall cease to have an Approved Credit or (b) shall be placed on credit watch by the relevant credit rating agency (or becomes subject to an equivalent procedure) which in any case casts doubt on the User retaining an Approved Credit Rating, or (c) shall be in default under the additional or alternative security required to be provided pursuant to this Part 3; or

          2.6.4 NGC becomes aware that any bank that has issued a Letter of Credit which has not expired shall cease to have the credit rating required by this Appendix; or

          2.6.5 NGC becomes aware that any entity providing a Qualifying Guarantee which has not expired shall cease to have an Approved Credit Rating.

          Provided always that the failure by NGC to notify the User pursuant to this paragraph 2.6 shall not relieve the User of its obligations under and in accordance with the terms of this Appendix.

     2.7  Release from Security Cover Obligations
          ---------------------------------------

          Upon the User ceasing to be a party to the Master Agreement and provided that all amounts owed by the User in respect of the Transmission Services Use of System Charges have been duly and finally paid and that it is not otherwise in default in any respect of any Transmission Services Use of System Charges (including interest) payable under the terms of any Supplemental Agreement, the User shall be released from the obligation to maintain Security Cover and NGC shall consent to the revocation of any outstanding Qualifying Guarantee or Letter of Credit and shall repay to the User the balance (including interest credited thereto) standing to the credit of the User on the Escrow Account at that date.

     3.   Payment Default
          ---------------

          If, by 1230 hours on any Payment Date, NGC has been notified by the User or it otherwise has reason to believe that the User will not have remitted to it by close of banking business on the Payment Date all or any part ("the amount in default") of any amount which has been notified by NGC to the User as being payable by the User by way of the Transmission Services Use of System Charges on the relevant Payment Date, then NGC shall be entitled to act in accordance with the following provisions (or whichever of them shall apply) in the order in which they appear until NGC is satisfied that the User has discharged its obligations in respect of the Transmission Services Use of System Charges under this Supplemental Agreement and/or any other Supplemental Agreement to which the User is a party which are payable in respect of the relevant Settlement Day:-

          (a) NGC may to the extent that the User is entitled to receive payment from NGC pursuant to this Supplemental Agreement and/or any other Supplemental Agreement to which the User is a party (unless it reasonably believes that such set-off shall be unlawful) set off the amount of such entitlement against the amount in default;

          (b) NGC shall be entitled to set off the amount of funds then standing to the credit of the Escrow Account to the extent that it represents Security Cover provided by the User in accordance with paragraph 2.1.2 against the Transmission Services Use of System Charges unpaid by the User and for that purpose NGC shall be entitled to transfer any such amount from the Escrow Account to any other account of NGC at its absolute discretion and shall notify the User accordingly;

          (c) NGC may demand payment under any outstanding Letter of Credit supplied by the User in a sum not exceeding the available amount of all such Letters of Credit;

          (d) NGC may demand payment under any outstanding Qualifying Guarantee provided for the benefit of the User pursuant to paragraph 1.1.2(a).

     4.   Utilisation of Funds
          --------------------

          ln addition to the provisions of paragraph 3 above if NGC serves a notice of default under the terms of Clause 17.6A of a Type 1 Supplemental Agreement and/or notice of termination under Clause 17.7 of a Type 1 Supplemental Agreement (or the equivalent Clauses in a Supplemental Agreement other than a Type 1 Supplemental Agreement) then NGC shall be entitled to demand payment of any of the Transmission Services Use of System Charges which are outstanding whether or not the Payment Date in respect of them shall have passed and:-

          (i) make demand under any outstanding Qualifying Guarantee or a call under any outstanding Letter of Credit supplied by the User; and

          (ii) to set off the funds in the Escrow Account to the extent that they represent Security Cover provided by the User against the Transmission Services Use of System Charges unpaid by the User and for that purpose NGC shall be entitled to transfer any such amount from the Escrow Account to any other account of NGC as it shall in its sole discretion think fit.


     5.   User's Right to Withdraw Funds
          ------------------------------

     5.1 If the User is not in default in respect of any amount owed to NGC in respect of the Transmission Services Use of System Charges under the terms of any Supplemental Agreement to which the User is a party:-

          5.1.1 NGC shall transfer to the User quarterly interest credited to the Escrow Account; and

          5.1.2 NGC shall transfer to such User within a reasonable time after such User's written request therefor any amount of cash provided by the User by way of Security Cover which exceeds the amount which such User is required to provide by way of security in accordance with paragraph 1 of this Part 3.

     Part 4
     ------

     Definitions and Interpretations
     -------------------------------

     In this Appendix the following expression shall have the meaning set out below:

     "Base Rate"              in respect of any day the rate per annum which is
                              equal to the base lending rate of Barclays Bank
                              PLC as at close of business on that day;

     Interpretation
     --------------

     Where this Appendix makes reference to the word "paragraph" then it shall be a reference to a paragraph in this Appendix unless the contrary is stated.

                                     APPENDIX F1
                                     -----------

                          SITE SPECIFIC TECHNICAL CONDITIONS
                         -----------------------------------

                                       Metering
                                       --------

     1.1  Operator
          --------
          Where the Connection Site is a Grid Supply Point, and the User is or will be Registrant in relation to the Energy Metering Equipment required by the Pooling and Settlement Agreement at the Grid Supply Point and/or at the bulk supply point(s) which are related to that Grid Supply Point, NGC shall install and be the Operator of all such Energy Metering Equipment from the Transfer Date until the FMS Date and thereafter:-

          1.1.1 NGC may resign as Operator of such Energy Metering Equipment on giving no less than 12 months' notice in writing; and

          1.1.2 the User may remove NGC as Operator upon giving no less than 12 months' notice in writing.

          Provided that where the User agrees to become owner of any such Energy Metering Equipment NGC may resign as Operator upon such transfer of ownership and shall agree such terms as shall be reasonably necessary to enable the User to perform its obligations as Operator of such Energy Metering Equipment.

     1.2  Charges
          -------
          NGC shall recover its charges for acting as Operator of any Energy Metering System which is an NGC Asset charged for under this Supplemental Agreement as part of such charges. Where NGC acts as Operator of any other Energy Metering System owned by NGC for which the User is Registrant NGC shall charge and the User shall pay such amount which is reasonable in all the circumstances.

     1.3  Interference
          ------------
          The User shall ensure that its employees, agents and invitees will not interfere with any Energy Metering Equipment in respect of which NGC is Operator or the connections to such Energy Metering Equipment, without the prior written consent of NGC (except to the extent that emergency action has to be taken to protect the health and safety of persons or to prevent serious damage to property proximate to the Energy Metering Equipment or to the extent that such action is authorised under the Master Agreement or any other agreement between NGC and the User).

     1.4  Pulse data
          ----------
          The User shall have the right to collect and record pulses from the meters comprised in the Energy Metering System(s) at the Connection Site. NGC shall give the User access in accordance with the Interface Agreement to collect and record such pulses and to install and maintain such lines and equipment as may be reasonably necessary therefor.